UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

APRIL 30, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
➢	iShares Transportation Average ETF | IYT | NYSE Arca
➢	iShares U.S. Energy ETF | IYE | NYSE Arca
➢	iShares U.S. Healthcare ETF | IYH | NYSE Arca
➢	iShares U.S. Technology ETF | IYW | NYSE Arca
➢	iShares U.S. Utilities ETF | IDU | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The Russell 3000® Index, a broad measure of U.S. equity performance, returned 18.58% for the reporting period.

Despite the strong overall performance, the U.S. equity market rose modestly in the first half of the reporting period. One contributing factor was a sluggish U.S. economy, which grew by 2.0% in 2016, its slowest calendar-year growth rate since 2011. Although economic growth improved in the second half of 2016, it slowed again in early 2017, as the economy grew at a 0.7% annual rate in the first quarter of 2017.

On the positive side, job growth remained robust as the unemployment rate declined to a 10-year low of 4.4%, and retail sales grew by 4.5% during the reporting period. However, other aspects of the economy continued to struggle, for example, manufacturing activity and business productivity remained muted, and government defense spending and investment declined during the reporting period.

A heightened level of volatility was also evident in the stock market during the first half of the reporting period amid continuing geopolitical conflicts and global unrest. In particular, equity investors reacted sharply to the affirmative vote on the United Kingdom’s referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey.

The bulk of the U.S. equity market’s advance for the reporting period occurred after the U.S. presidential election in November 2016. The new administration was expected to enact pro-business fiscal policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating economic growth. These expectations drove a strong equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The stock market remained on an upward trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (“the Fed”) in the last half of the reporting period. Mixed economic data kept the Fed on hold during the first six months of the reporting period, but improving growth in the third quarter of 2016 led the Fed to raise its short-term interest rate target in December 2016. The Fed acted again in March 2017, responding to the highest year-over-year inflation rate in five years. The two Fed interest rate increases raised the federal funds interest rate target to a range of 0.75%-1.00%.

For the reporting period, small-capitalization stocks generated the strongest returns, outperforming mid- and large-capitalization stocks. Value and growth stocks were mixed with growth faring better than value among large-capitalization stocks, while value outperformed growth among mid- and small-capitalization stocks.

In terms of sector performance, the reporting period featured two distinct phases. Initially, defensive sectors of the equity market, such as real estate, utilities, consumer staples, and telecommunication services, were the top performers. These stocks led the market’s advance for most of 2016 as investors flocked to sectors with relatively high dividend yields in a low interest rate environment.

However, after the presidential election, investors rotated into more economically sensitive sectors of the market, including financials, information technology, materials, and industrials. These sectors were the leading performers for the full reporting period, while the more defensive sectors of the market trailed the broader market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.04%	18.08%	18.28%	18.04%	18.08%	18.28%
5 Years	13.29%	13.30%	13.50%	86.59%	86.71%	88.33%
10 Years	7.14%	7.14%	7.34%	99.38%	99.37%	103.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,135.00	$1.06	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ETF

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 18.04%, net of fees, while the total return for the Index was 18.28%.

As represented by the Index, U.S. stocks posted strong returns for the reporting period.

Ten of 11 sectors contributed to the Index’s return during the reporting period. The information technology sector was the largest contributor to the Index’s performance for the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. The technology hardware, storage and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers. Increased spending on enterprise software helped drive the solid gains in the software industry, while growth in technology products with wireless connectivity drove the demand for semiconductors stocks.

The financials sector also significantly contributed to the Index’s performance, amid rising interest rates and expectations of a more lenient regulatory environment under President Trump. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry. Strong performance in the insurance industry also helped the financials sector.

The consumer discretionary and industrials sectors also boosted the Index’s return during the reporting period. Media stocks made gains in the consumer discretionary sector despite ongoing industry consolidation and declining television subscriptions, while an expanding U.S. defense budget helped the aerospace and defense industry in the industrials sector. The healthcare, consumer staples, materials, and utilities sectors were other notable contributors to the Index’s performance for the reporting period.

In contrast, the real estate sector, which represented approximately 3% of the Index on average, detracted fractionally from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	21.85%
Financials	14.27
Health Care	13.33
Consumer Discretionary	12.93
Industrials	10.49
Consumer Staples	8.45
Energy	6.01
Real Estate	3.99
Materials	3.33
Utilities	3.25
Telecommunication Services	2.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Apple Inc.	3.19%
Microsoft Corp.	2.24
Amazon.com Inc.	1.55
Facebook Inc. Class A	1.50
Exxon Mobil Corp.	1.44
Johnson & Johnson	1.42
Berkshire Hathaway Inc. Class B	1.33
JPMorgan Chase & Co.	1.32
Alphabet Inc. Class A	1.16
Alphabet Inc. Class C	1.14

TOTAL	16.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TRANSPORTATION AVERAGE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.32%	17.33%	17.31%	17.32%	17.33%	17.31%
5 Years	13.12%	13.12%	13.32%	85.20%	85.23%	86.85%
10 Years	7.45%	7.44%	7.77%	105.13%	104.94%	111.38%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,136.70	$2.33	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 17.32%, net of fees, while the total return for the Index was 17.31%.

As represented by the Index, U.S transportation stocks posted strong returns for the reporting period, generally tracking the broader U.S. equity market.

After advancing gradually over the first half of the reporting period, transportation stocks surged following the election of President Donald Trump in November 2016. The Index peaked in early March 2017, before pulling back over the final two months of the reporting period amid concerns about the prospects for new pro-growth policies.

Within the transportation sector, all the major industry groups contributed to the Index’s performance for the reporting period. The road and rail industry, representing the largest portion of the Index, contributed the most to the Index’s return for the reporting period. Rail stocks soared following the election of President Trump, who pledged in his campaign to revive the coal industry, a key source of railroad traffic. Expectations of pro-business fiscal and regulatory policies under President Trump added to the election’s positive impact on the equity market. In addition, railroads’ cost-cutting efforts helped to boost their stock prices. Trucking stocks posted more subdued gains due to pricing pressure amid weak volumes and capacity oversupply.

Airlines stocks also contributed significantly to the Index’s performance for the reporting period, as the industry benefited from improved operating efficiencies. The air freight and logistics industry contributed to the Index’s return, with package delivery companies benefiting from the growth of e-commerce. The marine transportation industry, the smallest portion of the Index, also modestly contributed to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Road & Rail	41.61%
Air Freight & Logistics	28.94
Airlines	22.49
Marine	6.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

FedEx Corp.	12.63%
Norfolk Southern Corp.	7.80
Union Pacific Corp.	7.41
United Parcel Service Inc. Class B	7.13
JB Hunt Transport Services Inc.	5.92
Alaska Air Group Inc.	5.62
Kansas City Southern	4.97
Landstar System Inc.	4.75
CH Robinson Worldwide Inc.	4.72
Kirby Corp.	4.65

TOTAL	65.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. ENERGY ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.52%	0.49%	0.98%	0.52%	0.49%	0.98%
5 Years	0.19%	0.20%	0.58%	0.96%	1.01%	2.94%
10 Years	1.88%	1.88%	2.19%	20.46%	20.42%	24.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$999.80	$2.18	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. ENERGY ETF

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 0.52%, net of fees, while the total return for the Index was 0.98%.

As represented by the Index, U.S. energy stocks experienced considerable volatility during the reporting period, reflecting changes in prices for energy-related commodities, before ultimately finishing little changed. In February 2016, oil touched its lowest level since 2003, less than $27 per barrel, then rallied to more than $55 briefly in early 2017, before ending April 2017 less than $50 per barrel. Natural gas prices were similarly volatile during the reporting period.

The changes in energy prices were largely due to supply and demand dynamics. In 2016, major oil producers announced coordinated production cuts, and many small independent North American energy producers filed for bankruptcy, further restricting supply. In response to historically low prices, U.S. energy consumption rose in 2016; however, the rebound in energy prices encouraged producers to increase output. Capital expenditures by U.S. oil producers increased in the fourth quarter of 2016 after contracting for much of the previous two years. North American producers have increased output so far in 2017, and the U.S. oil rig count rose by roughly two-thirds year over year through March 2017.

In that environment, oil and gas storage and transportation companies contributed the most to the Index’s performance for the reporting period, followed by oil and gas refining, marketing, and transportation companies. In contrast, integrated oil and gas companies, which comprised more than 40% of the Index on average during the reporting period, modestly detracted from the Index’s return. Oil and gas exploration and production companies were also minor detractors.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	82.60%
Energy Equipment & Services	16.75
Other**	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Exxon Mobil Corp.	23.74%
Chevron Corp.	14.16
Schlumberger Ltd.	7.10
ConocoPhillips	4.15
EOG Resources Inc.	3.74
Occidental Petroleum Corp.	3.30
Halliburton Co.	2.79
Kinder Morgan Inc./DE	2.78
Phillips 66	2.46
Anadarko Petroleum Corp.	2.23

TOTAL	66.45%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.06%	11.05%	11.50%	11.06%	11.05%	11.50%
5 Years	16.90%	16.90%	17.42%	118.29%	118.35%	123.17%
10 Years	9.99%	9.99%	10.45%	159.04%	159.04%	170.14%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,136.90	$2.33	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE ETF

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 11.06%, net of fees, while the total return for the Index was 11.50%.

As represented by the Index, U.S. healthcare stocks posted positive performance for the reporting period, but trailed the broader U.S. equity market. The Index declined leading up to the U.S. presidential election in November 2016 before rebounding through the remainder of the reporting period.

Healthcare equipment stocks contributed the most to the Index’s return for the reporting period, benefiting amid acquisition announcements by healthcare equipment companies. The pharmaceuticals and biotechnology industries also significantly boosted the Index’s performance. Although pharmaceuticals and biotechnology companies faced uncertainty about potential regulations regarding drug pricing, the outlook for the industries improved, partly due to potential tax reform and cash repatriation. In addition, managed healthcare companies were notable contributors to the Index’s performance, as several U.S. managed healthcare providers improved their financial performances during the reporting period.

In contrast, the healthcare facilities and healthcare services industries detracted from the Index’s return for the reporting period. Among healthcare facilities, hospitals generally struggled amid rising costs and falling revenues. Over the past several years, revenues for hospitals have generally declined, due in part to the Affordable Care Act’s expansion of Medicaid, which provides significantly lower reimbursement rates than private insurance. Higher costs and decreasing revenues have forced many hospitals to streamline operations or to close, leading to a decline in the number of hospitals in the U.S. over the past 20 years, despite a higher population. In addition, higher interest rates threatened to contribute to several hospitals’ debt burdens.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Pharmaceuticals	35.16%
Biotechnology	22.46
Health Care Equipment & Supplies	20.59
Health Care Providers & Services	17.18
Life Sciences Tools & Services	4.50
Commercial Services & Supplies	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Johnson & Johnson	11.18%
Pfizer Inc.	6.74
Merck & Co. Inc.	5.71
UnitedHealth Group Inc.	5.61
Amgen Inc.	4.01
Medtronic PLC	3.79
AbbVie Inc.	3.51
Celgene Corp.	3.22
Bristol-Myers Squibb Co.	3.13
Gilead Sciences Inc.	2.99

TOTAL	49.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. TECHNOLOGY ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	36.57%	36.59%	37.21%	36.57%	36.59%	37.21%
5 Years	14.08%	14.10%	14.53%	93.26%	93.41%	97.06%
10 Years	10.23%	10.22%	10.67%	164.81%	164.52%	175.52%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,171.40	$2.37	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TECHNOLOGY ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 36.57%, net of fees, while the total return for the Index was 37.21%.

As represented by the Index, U.S. technology stocks posted a strong return for the reporting period, outperforming the broader U.S. equity market.

U.S. technology company profits were strong during the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. Technology companies benefited from investors’ expectations for growth in innovative areas such as virtual reality and technology products with wireless connectivity. Despite these positive factors, the initial public offering (“IPO”) market for technology stocks in the U.S., another measure of the technology sector’s health, was mixed for the reporting period. Calendar-year 2016 had the lowest number of IPOs since 2009, though the market for new technology companies improved beginning in 2017.

The software and services industry, which represented more than 50% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Profitability among software and services companies was helped by increased spending on enterprise software, as well as strong growth in online advertising and cloud computing. Other strong contributors to the Index’s performance for the reporting period included the technology hardware, storage, and peripherals industry and the semiconductors industry. The technology hardware, storage, and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers, and several companies in the industry posted better-than-expected financial performances during the reporting period. Strength in the semiconductors industry reflected better pricing and demand for chips used in smartphones, as well as growth in technology products with wireless connectivity.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Software	24.44%
Internet Software & Services	23.54
Technology Hardware, Storage & Peripherals	20.31
Semiconductors & Semiconductor Equipment	17.37
Communications Equipment	6.38
IT Services	5.84
Other**	2.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Apple Inc.	17.34%
Microsoft Corp.	12.17
Facebook Inc. Class A	8.14
Alphabet Inc. Class A	6.32
Alphabet Inc. Class C	6.16
Intel Corp.	3.93
Cisco Systems Inc.	3.93
International Business Machines Corp.	3.17
Oracle Corp.	3.10
Broadcom Ltd.	2.04

TOTAL	66.30%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. UTILITIES ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.16%	10.15%	10.64%	10.16%	10.15%	10.64%
5 Years	11.85%	11.86%	12.35%	75.06%	75.10%	78.99%
10 Years	6.08%	6.08%	6.52%	80.48%	80.40%	88.05%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,065.20	$2.25	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. UTILITIES ETF

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 10.16%, net of fees, while the total return for the Index was 10.64%.

As represented by the Index, U.S utility stocks posted a solid return for the reporting period, but trailed the broader U.S. equity market.

Even though the utilities sector posted a positive return, the sector had to contend with a macroeconomic environment that contributed to its restrained performance. With their generous dividend yields and ongoing borrowing needs, the utilities sector’s performance is often adversely influenced by rising interest rates. During the reporting period, both short- and long-term interest rates rose. The Fed raised short-term interest rates twice, while setting expectations for more interest rate increases to normalize monetary policy. Meanwhile, long-term interest rates also rose sharply for a couple of months after the U.S. presidential election, driven by fears of inflation from the new administration’s fiscal stimulus plans. In contrast, utilities stocks also benefited from the expectation that the new administration would deregulate the sector and ease environmental regulations.

Within the Index, the majority of the industries had positive returns for the reporting period. The electric utilities industry contributed the most to the Index’s performance, as it benefited from the continued move toward lower-cost natural gas fuel for power generation. The multi-utilities industry also made a notable contribution, while gas and water utilities made smaller contributions to the Index’s return.

The only industry to detract from the Index’s performance was independent power and renewable electricity producers, which represented the smallest portion of the Index on average. In particular, lower wholesale electricity prices pressured the sales and stock prices for big independent U.S. power producers for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Electric Utilities	58.66%
Multi-Utilities	30.64
Gas Utilities	5.75
Water Utilities	2.66
Independent Power and Renewable Electricity Producers	2.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

NextEra Energy Inc.	8.28%
Duke Energy Corp.	7.66
Southern Co. (The)	6.55
Dominion Resources Inc./VA	6.45
PG&E Corp.	4.51
American Electric Power Co. Inc.	4.42
Exelon Corp.	4.26
Sempra Energy	3.75
Edison International	3.46
PPL Corp.	3.44

TOTAL	52.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 2.23%
Arconic Inc.	20,614	$563,382
Boeing Co. (The)	26,777	4,949,193
BWX Technologies Inc.	4,611	226,723
Curtiss-Wright Corp.	2,038	190,471
DigitalGlobe Inc.[a,b]	3,079	99,144
Esterline Technologies Corp.[a]	1,379	126,110
General Dynamics Corp.	13,344	2,585,934
HEICO Corp.	1,181	83,934
HEICO Corp. Class A	2,197	134,676
Hexcel Corp.	4,350	225,112
Huntington Ingalls Industries Inc.	2,162	434,324
KLX Inc.[a]	2,464	116,547
L3 Technologies Inc.	3,623	622,323
Lockheed Martin Corp.	11,710	3,155,259
Moog Inc. Class Aa	1,530	105,034
Northrop Grumman Corp.	8,189	2,014,166
Orbital ATK Inc.	2,661	263,439
Raytheon Co.	13,761	2,135,845
Rockwell Collins Inc.	7,646	795,872
Spirit AeroSystems Holdings Inc. Class A	5,728	327,412
Teledyne Technologies Inc.[a]	1,666	224,627
Textron Inc.	12,744	594,635
TransDigm Group Inc.	2,334	575,868
Triumph Group Inc.	2,145	56,199
United Technologies Corp.	35,248	4,194,160

		24,800,389
AIR FREIGHT & LOGISTICS — 0.62%
CH Robinson Worldwide Inc.	6,694	486,654
Expeditors International of Washington Inc.	8,552	479,682
FedEx Corp.	11,544	2,189,897
Hub Group Inc. Class Aa	1,574	61,622
United Parcel Service Inc. Class B	32,429	3,484,820
XPO Logistics Inc.[a]	3,794	187,385

		6,890,060
AIRLINES — 0.56%
Alaska Air Group Inc.	5,744	488,757
Allegiant Travel Co.	611	88,839
American Airlines Group Inc.	23,737	1,011,671
Delta Air Lines Inc.	34,265	1,557,002
JetBlue Airways Corp.[a]	15,869	346,420

Security	Shares	Value
Southwest Airlines Co.	28,821	$1,620,317
Spirit Airlines Inc.[a]	3,301	189,048
United Continental Holdings Inc.[a]	13,428	942,780

		6,244,834
AUTO COMPONENTS — 0.35%
Adient PLC	4,388	322,781
Autoliv Inc.	4,125	413,284
BorgWarner Inc.	9,362	395,825
Cooper Tire & Rubber Co.	2,608	99,886
Dana Inc.	6,574	127,667
Delphi Automotive PLC	12,629	1,015,372
Gentex Corp.	13,552	279,849
Goodyear Tire & Rubber Co. (The)	11,848	429,253
Lear Corp.	3,244	462,789
Tenneco Inc.	2,529	159,403
Visteon Corp.[a]	1,518	156,278

		3,862,387
AUTOMOBILES — 0.62%
Ford Motor Co.	183,832	2,108,553
General Motors Co.	64,186	2,223,403
Harley-Davidson Inc.	8,360	474,932
Tesla Inc.[a,b]	5,842	1,834,797
Thor Industries Inc.	2,256	216,982

		6,858,667
BANKS — 6.20%
Associated Banc-Corp.	7,204	179,380
BancorpSouth Inc.	4,087	124,449
Bank of America Corp.	470,944	10,991,833
Bank of Hawaii Corp.	2,005	163,367
Bank of the Ozarks Inc.	4,202	199,469
BankUnited Inc.	4,749	167,592
BB&T Corp.	37,889	1,636,047
BOK Financial Corp.	1,047	88,252
Cathay General Bancorp.	3,548	135,001
CIT Group Inc.	9,538	441,705
Citigroup Inc.	130,158	7,694,941
Citizens Financial Group Inc.	23,829	874,763
Comerica Inc.	8,294	586,386
Commerce Bancshares Inc./MO	4,022	221,009
Cullen/Frost Bankers Inc.	2,650	250,133
East West Bancorp. Inc.	6,826	370,447
Fifth Third Bancorp.	35,174	859,301
First Financial Bankshares Inc.	3,014	120,409
First Horizon National Corp.	10,737	197,024
First Republic Bank/CA	7,202	665,897

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
FNB Corp./PA	15,027	$213,984
Fulton Financial Corp.	8,283	152,821
Glacier Bancorp. Inc.	3,508	118,500
Hancock Holding Co.	3,882	181,289
Huntington Bancshares Inc./OH	50,753	652,684
IBERIABANK Corp.	2,397	190,202
International Bancshares Corp.	2,784	104,122
Investors Bancorp. Inc.	14,438	199,966
JPMorgan Chase & Co.	167,798	14,598,426
KeyCorp	50,299	917,454
M&T Bank Corp.	7,223	1,122,526
MB Financial Inc.	3,348	142,323
PacWest Bancorp.	5,685	280,782
People’s United Financial Inc.	16,135	281,878
PNC Financial Services Group Inc. (The)[c]	22,797	2,729,941
Popular Inc.	4,761	199,534
PrivateBancorp. Inc.	3,754	216,869
Prosperity Bancshares Inc.	3,248	218,266
Regions Financial Corp.	56,747	780,271
Signature Bank/New York NYa	2,519	348,756
SunTrust Banks Inc.	22,987	1,305,891
SVB Financial Group[a]	2,466	433,868
Synovus Financial Corp.	5,749	240,308
TCF Financial Corp.	7,933	130,974
Texas Capital Bancshares Inc.[a]	2,283	173,736
Trustmark Corp.	3,263	108,397
U.S. Bancorp.	74,873	3,839,487
UMB Financial Corp.	2,071	150,127
Umpqua Holdings Corp.	10,101	178,485
United Bankshares Inc./WV	3,769	150,383
Valley National Bancorp.	12,660	148,882
Webster Financial Corp.	4,239	215,384
Wells Fargo & Co.	211,536	11,389,098
Western Alliance Bancorp.[a]	4,458	213,538
Wintrust Financial Corp.	2,395	169,710
Zions BanCorp.	9,585	383,688

		68,849,955
BEVERAGES — 1.79%
Brown-Forman Corp. Class A	2,785	133,847
Brown-Forman Corp. Class B	8,256	390,674
Coca-Cola Co. (The)	181,522	7,832,674
Constellation Brands Inc. Class A	8,131	1,402,923
Dr Pepper Snapple Group Inc.	8,655	793,231
Molson Coors Brewing Co. Class B	8,706	834,818

Security	Shares	Value
Monster Beverage Corp.[a]	18,852	$855,504
PepsiCo Inc.	67,045	7,594,858

		19,838,529
BIOTECHNOLOGY — 2.85%
AbbVie Inc.	74,928	4,940,752
ACADIA Pharmaceuticals Inc.[a]	4,550	156,202
Agios Pharmaceuticals Inc.[a,b]	1,488	73,969
Alexion Pharmaceuticals Inc.[a]	10,584	1,352,424
Alkermes PLC[a]	7,181	418,293
Alnylam Pharmaceuticals Inc.[a]	3,268	175,165
Amgen Inc.	34,609	5,652,342
AquaBounty Technologies Inc.[a]	42	326
Biogen Inc.[a]	10,125	2,746,001
BioMarin Pharmaceutical Inc.[a]	8,055	771,991
Bioverativ Inc.[a]	5,070	298,167
Bluebird Bio Inc.[a]	1,893	168,382
Celgene Corp.[a]	36,576	4,537,253
Dyax Corp.[a]	7,366	16,868
Gilead Sciences Inc.	61,468	4,213,631
Incyte Corp.[a]	8,308	1,032,518
Intercept Pharmaceuticals Inc.[a,b]	796	89,431
Intrexon Corp.[a,b]	2,809	58,540
Ionis Pharmaceuticals Inc.[a,b]	5,587	269,238
Juno Therapeutics Inc.[a,b]	3,543	88,362
Kite Pharma Inc.[a,b]	2,298	188,620
Ligand Pharmaceuticals Inc.[a,b]	861	95,717
Myriad Genetics Inc.[a,b]	3,326	61,165
Neurocrine Biosciences Inc.[a]	4,207	224,654
Novavax Inc.[a,b]	12,941	10,561
OPKO Health Inc.[a,b]	17,280	134,266
Portola Pharmaceuticals Inc.[a]	2,560	102,374
Radius Health Inc.[a,b]	1,790	69,935
Regeneron Pharmaceuticals Inc.[a]	3,580	1,390,794
Seattle Genetics Inc.[a,b]	4,610	314,863
TESARO Inc.[a,b]	1,604	236,734
Ultragenyx Pharmaceutical Inc.[a,b]	1,775	114,292
United Therapeutics Corp.[a]	2,108	264,976
Vertex Pharmaceuticals Inc.[a]	11,707	1,384,938

		31,653,744
BUILDING PRODUCTS — 0.40%
Allegion PLC	4,554	358,126
AO Smith Corp.	6,926	373,173
Armstrong World Industries Inc.[a,b]	2,409	112,621
Fortune Brands Home & Security Inc.	7,105	452,873

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Johnson Controls International PLC	44,203	$1,837,519
Lennox International Inc.	1,787	295,552
Masco Corp.	15,023	556,151
Owens Corning	5,213	317,211
USG Corp.[a,b]	4,346	131,684

		4,434,910
CAPITAL MARKETS — 2.73%
Affiliated Managers Group Inc.	2,670	442,125
Ameriprise Financial Inc.	7,253	927,296
Bank of New York Mellon Corp. (The)	48,843	2,298,552
BlackRock Inc.[c]	5,699	2,191,664
CBOE Holdings Inc.	4,281	352,797
Charles Schwab Corp. (The)	57,204	2,222,375
CME Group Inc.	15,997	1,858,691
Donnelley Financial Solutions Inc.[a]	1,200	26,664
E*TRADE Financial Corp.[a]	12,955	447,595
Eaton Vance Corp. NVS	5,413	232,380
FactSet Research Systems Inc.	1,830	298,766
Federated Investors Inc. Class B	3,986	106,905
Financial Engines Inc.	2,583	109,778
Franklin Resources Inc.	16,330	703,986
Goldman Sachs Group Inc. (The)	17,425	3,899,715
Intercontinental Exchange Inc.	28,045	1,688,309
Invesco Ltd.	18,799	619,239
Janus Capital Group Inc.	6,660	90,976
Lazard Ltd. Class A	6,124	262,965
Legg Mason Inc.	4,196	156,847
LPL Financial Holdings Inc.	3,815	160,383
MarketAxess Holdings Inc.	1,783	343,263
Moody’s Corp.	7,823	925,617
Morgan Stanley	67,395	2,922,921
MSCI Inc.	4,246	425,959
Nasdaq Inc.	5,406	372,311
Northern Trust Corp.	10,126	911,340
Raymond James Financial Inc.	6,058	451,442
S&P Global Inc.	12,137	1,628,664
SEI Investments Co.	6,200	314,402
State Street Corp.	16,839	1,412,792
Stifel Financial Corp.[a]	3,160	154,429
T Rowe Price Group Inc.	11,402	808,288
TD Ameritrade Holding Corp.	11,548	441,942
Waddell & Reed Financial Inc. Class A	3,683	66,257

		30,277,635

Security	Shares	Value
CHEMICALS — 2.26%
AdvanSix Inc.[a]	1,415	$38,573
Air Products & Chemicals Inc.	10,195	1,432,398
Albemarle Corp.	5,310	578,312
Ashland Global Holdings Inc.	2,958	365,313
Axalta Coating Systems Ltd.[a]	10,312	323,487
Cabot Corp.	2,993	180,149
Celanese Corp. Series A	6,664	580,035
CF Industries Holdings Inc.	11,003	294,220
Chemours Co. (The)	8,552	344,560
Dow Chemical Co. (The)	52,354	3,287,831
Eastman Chemical Co.	6,906	550,754
Ecolab Inc.	12,365	1,596,198
EI du Pont de Nemours & Co.	40,550	3,233,862
FMC Corp.	6,304	461,642
GCP Applied Technologies Inc.[a,b]	3,497	115,051
HB Fuller Co.	2,413	127,479
Huntsman Corp.	9,269	229,593
Ingevity Corp.[a]	1,968	124,437
International Flavors & Fragrances Inc.	3,724	516,109
LyondellBasell Industries NV Class A	15,481	1,312,170
Minerals Technologies Inc.	1,699	133,711
Monsanto Co.	20,643	2,407,180
Mosaic Co. (The)	16,512	444,668
NewMarket Corp.	426	200,518
Olin Corp.	7,863	252,638
Platform Specialty Products Corp.[a,b]	10,300	145,951
PolyOne Corp.	3,759	147,390
PPG Industries Inc.	12,105	1,329,613
Praxair Inc.	13,398	1,674,482
RPM International Inc.	6,246	328,290
Scotts Miracle-Gro Co. (The) Class A	2,026	195,712
Sensient Technologies Corp.	2,118	173,252
Sherwin-Williams Co. (The)	3,830	1,281,824
Valspar Corp. (The)	3,398	382,071
Westlake Chemical Corp.	1,790	111,428
WR Grace & Co.	3,198	222,965

		25,123,866
COMMERCIAL SERVICES & SUPPLIES — 0.43%
Cintas Corp.	4,028	493,309
Clean Harbors Inc.[a]	2,521	146,495

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Copart Inc.[a]	9,560	$295,404
Covanta Holding Corp.	5,877	85,510
Deluxe Corp.	2,254	162,085
Healthcare Services Group Inc.	3,304	151,687
Herman Miller Inc.	2,711	89,734
HNI Corp.	2,068	96,700
KAR Auction Services Inc.	6,410	279,604
LSC Communications Inc.	1,651	42,712
MSA Safety Inc.	1,525	118,721
Pitney Bowes Inc.	8,369	111,224
Republic Services Inc.	10,838	682,686
Rollins Inc.	4,592	178,307
RR Donnelley & Sons Co.	3,212	40,375
Stericycle Inc.[a]	4,012	342,384
Tetra Tech Inc.	2,634	115,764
Waste Management Inc.	19,079	1,388,570

		4,821,271
COMMUNICATIONS EQUIPMENT — 1.18%
Arista Networks Inc.[a,b]	1,974	275,649
ARRIS International PLC[a]	8,756	227,568
Brocade Communications Systems Inc.	19,534	245,542
Ciena Corp.[a]	6,788	155,513
Cisco Systems Inc.	235,251	8,015,002
CommScope Holding Co. Inc.[a]	8,980	377,519
EchoStar Corp. Class Aa	2,226	128,128
F5 Networks Inc.[a]	3,030	391,264
Finisar Corp.[a]	5,307	121,212
Harris Corp.	5,897	659,815
InterDigital Inc./PA	1,661	149,324
Juniper Networks Inc.	18,067	543,275
Lumentum Holdings Inc.[a,b]	2,705	115,639
Motorola Solutions Inc.	7,713	663,087
NetScout Systems Inc.[a]	4,401	165,698
Palo Alto Networks Inc.[a,b]	4,295	465,621
Plantronics Inc.	1,647	89,926
ViaSat Inc.[a,b]	2,564	164,173
Viavi Solutions Inc.[a]	10,608	106,080

		13,060,035
CONSTRUCTION & ENGINEERING — 0.17%
AECOM[a]	7,196	246,175
Chicago Bridge & Iron Co. NV	4,790	144,083
Dycom Industries Inc.[a,b]	1,428	150,883
EMCOR Group Inc.	2,805	184,401
Fluor Corp.	6,570	337,172

Security	Shares	Value
Jacobs Engineering Group Inc.	5,751	$315,845
KBR Inc.	6,641	93,306
Quanta Services Inc.[a]	7,136	252,900
Valmont Industries Inc.	1,029	156,768

		1,881,533
CONSTRUCTION MATERIALS — 0.15%
Eagle Materials Inc.	2,221	213,149
Martin Marietta Materials Inc.	2,957	651,102
Vulcan Materials Co.	6,215	751,269

		1,615,520
CONSUMER FINANCE — 0.71%
Ally Financial Inc.	22,283	441,203
American Express Co.	35,504	2,813,692
Capital One Financial Corp.	22,598	1,816,427
Discover Financial Services	18,152	1,136,134
LendingClub Corp.[a]	14,200	83,070
Navient Corp.	13,414	203,893
PRA Group Inc.[a,b]	2,244	72,257
SLM Corp.[a]	20,415	256,004
Synchrony Financial	36,265	1,008,167

		7,830,847
CONTAINERS & PACKAGING — 0.48%
AptarGroup Inc.	2,865	230,060
Avery Dennison Corp.	4,246	353,310
Ball Corp.	8,170	628,191
Bemis Co. Inc.	4,332	194,637
Berry Global Group Inc.[a]	5,980	299,000
Crown Holdings Inc.[a]	6,523	365,875
Graphic Packaging Holding Co.	14,985	203,496
International Paper Co.	19,423	1,048,259
Owens-Illinois Inc.[a]	7,879	171,920
Packaging Corp. of America	4,421	436,706
Sealed Air Corp.	8,971	394,904
Silgan Holdings Inc.	1,750	106,085
Sonoco Products Co.	4,717	246,746
WestRock Co.	11,786	631,258

		5,310,447
DISTRIBUTORS — 0.12%
Genuine Parts Co.	6,952	639,723
LKQ Corp.[a]	14,328	447,607
Pool Corp.	1,924	230,149

		1,317,479
DIVERSIFIED CONSUMER SERVICES — 0.13%
Bright Horizons Family Solutions Inc.[a,b]	2,144	163,201
DeVry Education Group Inc.	2,554	96,669

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Graham Holdings Co. Class B	222	$133,577
Grand Canyon Education Inc.[a]	2,241	168,434
H&R Block Inc.	9,752	241,752
Houghton Mifflin Harcourt Co.[a,b]	4,340	49,910
Service Corp. International/U.S.	8,862	285,534
ServiceMaster Global Holdings Inc.[a]	6,207	236,487
Sotheby’sa	2,182	103,339

		1,478,903
DIVERSIFIED FINANCIAL SERVICES — 1.39%
Berkshire Hathaway Inc. Class Ba	89,222	14,740,366
Leucadia National Corp.	15,225	386,563
Voya Financial Inc.	8,826	329,916

		15,456,845
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.98%
AT&T Inc.	288,509	11,433,612
CenturyLink Inc.	25,890	664,596
Frontier Communications Corp.	54,428	102,325
Level 3 Communications Inc.[a]	13,735	834,538
Verizon Communications Inc.	191,489	8,791,260
Zayo Group Holdings Inc.[a,b]	4,747	166,477

		21,992,808
ELECTRIC UTILITIES — 1.90%
ALLETE Inc.	2,360	164,988
Alliant Energy Corp.	10,723	421,628
American Electric Power Co. Inc.	23,152	1,570,400
Duke Energy Corp.	32,807	2,706,577
Edison International	15,310	1,224,341
El Paso Electric Co.	2,005	103,458
Entergy Corp.	8,487	647,219
Eversource Energy	14,974	889,456
Exelon Corp.	43,635	1,511,080
FirstEnergy Corp.	20,833	623,740
Great Plains Energy Inc.	10,084	298,386
Hawaiian Electric Industries Inc.	5,079	170,248
IDACORP Inc.	2,408	203,524
NextEra Energy Inc.	21,930	2,928,971
OGE Energy Corp.	9,323	324,254
PG&E Corp.	23,868	1,600,349
Pinnacle West Capital Corp.	5,254	447,063
PNM Resources Inc.	3,849	143,375
Portland General Electric Co.	4,257	193,012
PPL Corp.	31,986	1,218,986
Southern Co. (The)	46,667	2,324,017
Westar Energy Inc.	6,669	346,988
Xcel Energy Inc.	23,714	1,068,316

		21,130,376

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.58%
Acuity Brands Inc.	2,051	$361,181
AMETEK Inc.	10,699	611,983
Eaton Corp. PLC	21,173	1,601,526
Emerson Electric Co.	30,215	1,821,360
EnerSys	1,988	165,223
Generac Holdings Inc.[a,b]	2,986	105,018
Hubbell Inc.	2,464	278,752
Regal Beloit Corp.	2,164	170,631
Rockwell Automation Inc.	6,037	949,922
Sensata Technologies Holding NVa,b	8,120	334,381

		6,399,977
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.73%
Amphenol Corp. Class A	14,390	1,040,541
Anixter International Inc.[a]	1,364	111,234
Arrow Electronics Inc.[a]	4,223	297,721
Avnet Inc.	5,998	232,063
Belden Inc.	2,003	139,609
CDW Corp./DE	7,521	444,416
Cognex Corp.	4,065	346,907
Corning Inc.	43,697	1,260,658
Dolby Laboratories Inc. Class A	2,690	141,844
FLIR Systems Inc.	6,351	233,272
IPG Photonics Corp.[a]	1,781	224,976
Itron Inc.[a]	1,544	100,128
Jabil Circuit Inc.	8,529	247,512
Keysight Technologies Inc.[a]	8,595	321,711
Littelfuse Inc.	1,070	164,940
National Instruments Corp.	5,092	177,762
SYNNEX Corp.	1,412	153,103
TE Connectivity Ltd.	16,707	1,292,621
Tech Data Corp.[a]	1,685	161,170
Trimble Inc.[a]	11,783	417,472
Universal Display Corp.[b]	2,157	192,728
VeriFone Systems Inc.[a]	5,205	96,501
Vishay Intertechnology Inc.	6,545	107,011
Zebra Technologies Corp. Class Aa,b	2,544	239,823

		8,145,723
ENERGY EQUIPMENT & SERVICES — 1.01%
Baker Hughes Inc.	19,909	1,181,997
Core Laboratories NV	2,032	225,186
Diamond Offshore Drilling Inc.[a]	3,119	44,976

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Dril-Quip Inc.[a,b]	1,840	$94,852
Ensco PLC Class A	14,352	113,237
Halliburton Co.	40,818	1,872,730
Helmerich & Payne Inc.	5,052	306,353
Nabors Industries Ltd.	13,466	139,238
National Oilwell Varco Inc.	17,828	623,445
Noble Corp. PLC	11,227	53,890
Oceaneering International Inc.	4,591	121,157
Oil States International Inc.[a]	2,314	68,842
Patterson-UTI Energy Inc.	7,659	165,779
Rowan Companies PLC Class Aa	6,129	86,235
Schlumberger Ltd.	65,526	4,756,532
Superior Energy Services Inc.[a]	7,299	88,172
TechnipFMC PLC[a]	21,929	660,721
Transocean Ltd.[a]	17,908	197,525
U.S. Silica Holdings Inc.	3,332	138,278
Weatherford International PLC[a,b]	45,718	263,793

		11,202,938
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.87%
Acadia Realty Trust	3,934	114,401
Alexandria Real Estate Equities Inc.	4,153	467,254
American Campus Communities Inc.	6,179	292,823
American Homes 4 Rent Class A	10,946	252,305
American Tower Corp.	20,110	2,532,653
Apartment Investment & Management Co. Class A	7,267	317,859
Apple Hospitality REIT Inc.	7,455	139,632
AvalonBay Communities Inc.	6,427	1,220,102
Boston Properties Inc.	7,251	917,977
Brandywine Realty Trust	8,011	135,947
Brixmor Property Group Inc.	12,345	243,814
Camden Property Trust	4,101	337,635
Care Capital Properties Inc.[b]	4,077	109,549
CBL & Associates Properties Inc.[b]	7,746	71,650
Colony NorthStar Inc. Class A	26,121	341,401
Columbia Property Trust Inc.	5,567	125,257
CoreCivic Inc.	5,647	194,539
CoreSite Realty Corp.	1,535	150,200
Corporate Office Properties Trust	4,709	154,173
Cousins Properties Inc.	19,619	166,565
Crown Castle International Corp.	16,898	1,598,551
CubeSmart	8,290	210,069

Security	Shares	Value
CyrusOne Inc.[b]	3,391	$185,284
DCT Industrial Trust Inc.	4,430	223,981
DDR Corp.	14,627	158,118
DiamondRock Hospitality Co.	9,363	103,087
Digital Realty Trust Inc.	7,485	859,577
Douglas Emmett Inc.	6,972	262,635
Duke Realty Corp.	16,689	462,786
DuPont Fabros Technology Inc.	3,595	185,322
EastGroup Properties Inc.	1,530	119,722
Education Realty Trust Inc.[b]	3,327	128,988
EPR Properties	3,021	219,657
Equinix Inc.[b]	3,650	1,524,605
Equity Commonwealth[a]	5,996	191,812
Equity Lifestyle Properties Inc.	3,804	307,782
Equity Residential	17,306	1,117,621
Essex Property Trust Inc.	3,075	751,745
Extra Space Storage Inc.	5,878	443,965
Federal Realty Investment Trust	3,368	440,838
First Industrial Realty Trust Inc.	5,327	149,902
Forest City Realty Trust Inc. Class A	10,266	232,012
Four Corners Property Trust Inc.	2,846	66,397
Gaming and Leisure Properties Inc.	9,202	320,230
GEO Group Inc. (The)	5,772	192,323
GGP Inc.	27,342	590,861
Gramercy Property Trust	6,431	178,717
HCP Inc.	21,864	685,436
Healthcare Realty Trust Inc.	5,581	183,057
Healthcare Trust of America Inc. Class A	6,558	209,135
Highwoods Properties Inc.	4,706	239,441
Hospitality Properties Trust	7,734	246,173
Host Hotels & Resorts Inc.[b]	34,771	624,139
Hudson Pacific Properties Inc.	7,258	249,385
Iron Mountain Inc.	11,391	395,951
Kilroy Realty Corp.	4,562	321,758
Kimco Realty Corp.	20,101	407,849
Kite Realty Group Trust[b]	3,849	78,366
Lamar Advertising Co. Class A	3,897	280,857
LaSalle Hotel Properties	5,367	153,282
Lexington Realty Trust	10,203	103,765
Liberty Property Trust	6,982	283,260
Life Storage Inc.	2,217	173,791
Macerich Co. (The)	5,608	350,107

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Mack-Cali Realty Corp.	4,336	$117,289
Medical Properties Trust Inc.	14,740	192,652
Mid-America Apartment Communities Inc.	5,364	532,162
National Health Investors Inc.[b]	1,927	140,999
National Retail Properties Inc.	6,835	288,574
Omega Healthcare Investors Inc.	9,265	305,745
Outfront Media Inc.	6,582	172,185
Paramount Group Inc.	8,873	145,517
Park Hotels & Resorts Inc.	5,364	137,694
Parkway Inc.	1,880	37,882
Pebblebrook Hotel Trust[b]	3,323	98,892
Physicians Realty Trust	7,114	139,719
Piedmont Office Realty Trust Inc. Class Ab	6,754	147,575
Potlatch Corp.	2,009	90,505
Prologis Inc.	24,815	1,350,184
Public Storage	7,016	1,469,010
Quality Care Properties Inc.[a]	4,377	75,941
Rayonier Inc.	5,957	168,107
Realty Income Corp.[b]	12,764	744,779
Regency Centers Corp.	6,939	438,406
Retail Properties of America Inc. Class A	10,917	145,633
RLJ Lodging Trust	5,899	126,770
Ryman Hospitality Properties Inc.	2,440	155,623
SBA Communications Corp.[a]	5,751	727,444
Senior Housing Properties Trust	11,139	239,711
Simon Property Group Inc.	15,056	2,488,155
SL Green Realty Corp.	4,699	493,066
Spirit Realty Capital Inc.	22,693	213,768
STORE Capital Corp.[b]	7,990	191,680
Sun Communities Inc.	3,101	259,275
Sunstone Hotel Investors Inc.[b]	10,681	159,040
Tanger Factory Outlet Centers Inc.	4,603	143,568
Taubman Centers Inc.	2,804	175,390
UDR Inc.	12,669	473,060
Uniti Group Inc.[a]	6,406	175,909
Urban Edge Properties	4,150	105,825
Ventas Inc.	16,641	1,065,190
VEREIT Inc.	45,946	384,568
Vornado Realty Trust	8,094	778,967
Washington Prime Group Inc.	8,230	72,424
Washington REIT[b]	3,457	109,483

Security	Shares	Value
Weingarten Realty Investors	5,385	$176,466
Welltower Inc.	16,985	1,213,408
Weyerhaeuser Co.	35,239	1,193,545
WP Carey Inc.	5,042	315,629
Xenia Hotels & Resorts Inc.	5,030	87,824

		42,963,313
FOOD & STAPLES RETAILING — 1.81%
Casey’s General Stores Inc.	1,821	204,079
Costco Wholesale Corp.	20,651	3,665,966
CVS Health Corp.	48,248	3,977,565
Kroger Co. (The)	43,504	1,289,894
Rite Aid Corp.[a]	49,344	197,376
Sprouts Farmers Market Inc.[a,b]	5,895	131,517
Sysco Corp.	23,400	1,237,158
United Natural Foods Inc.[a]	2,420	100,503
Wal-Mart Stores Inc.	70,777	5,321,015
Walgreens Boots Alliance Inc.	39,995	3,461,167
Whole Foods Market Inc.	14,914	542,422

		20,128,662
FOOD PRODUCTS — 1.59%
Archer-Daniels-Midland Co.	26,785	1,225,414
B&G Foods Inc.	3,188	133,896
Bunge Ltd.	6,545	517,251
Campbell Soup Co.	9,171	527,699
Conagra Brands Inc.	19,379	751,518
Darling Ingredients Inc.[a]	8,111	122,719
Dean Foods Co.	4,125	81,428
Flowers Foods Inc.	8,576	168,175
General Mills Inc.	27,314	1,570,828
Hain Celestial Group Inc. (The)[a]	4,758	175,998
Hershey Co. (The)	6,610	715,202
Hormel Foods Corp.	12,649	443,727
Ingredion Inc.	3,386	419,255
JM Smucker Co. (The)	5,491	695,820
Kellogg Co.	11,882	843,622
Kraft Heinz Co. (The)	27,961	2,527,395
Lamb Weston Holdings Inc.	6,463	269,830
Lancaster Colony Corp.	882	111,044
McCormick & Co. Inc./MD	5,290	528,471
Mead Johnson Nutrition Co.	8,595	762,548
Mondelez International Inc. Class A	71,600	3,224,148
Pinnacle Foods Inc.	5,615	326,512
Post Holdings Inc.[a]	3,013	253,665
Snyder’s-Lance Inc.[b]	4,159	146,646

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
TreeHouse Foods Inc.[a]	2,637	$231,001
Tyson Foods Inc. Class A	13,437	863,462

		17,637,274
GAS UTILITIES — 0.19%
Atmos Energy Corp.	5,001	405,181
National Fuel Gas Co.	4,045	224,012
New Jersey Resources Corp.	4,144	167,211
ONE Gas Inc.	2,533	174,346
South Jersey Industries Inc.	3,806	142,801
Southwest Gas Holdings Inc.	2,279	190,889
Spire Inc.	2,072	142,036
UGI Corp.	8,120	407,299
WGL Holdings Inc.	2,428	200,213

		2,053,988
HEALTH CARE EQUIPMENT & SUPPLIES — 2.61%
Abbott Laboratories	81,299	3,547,888
ABIOMED Inc.[a]	1,879	244,871
Alere Inc.[a]	4,092	201,204
Align Technology Inc.[a]	3,533	475,613
Baxter International Inc.	22,798	1,269,393
Becton Dickinson and Co.	9,972	1,864,465
Boston Scientific Corp.[a]	64,271	1,695,469
Cooper Companies Inc. (The)	2,273	455,350
CR Bard Inc.	3,391	1,042,665
Danaher Corp.	28,597	2,382,988
DENTSPLY SIRONA Inc.	10,843	685,711
DexCom Inc.[a]	4,040	314,958
Edwards Lifesciences Corp.[a]	9,979	1,094,397
Haemonetics Corp.[a]	2,534	106,124
Halyard Health Inc.[a]	2,331	92,075
Hill-Rom Holdings Inc.	2,861	216,406
Hologic Inc.[a]	13,075	590,336
IDEXX Laboratories Inc.[a]	4,143	694,905
Intuitive Surgical Inc.[a]	1,729	1,445,219
Medtronic PLC	64,340	5,346,011
NuVasive Inc.[a,b]	2,431	176,272
ResMed Inc.	6,618	449,958
STERIS PLC	4,008	295,790
Stryker Corp.	14,560	1,985,547
Teleflex Inc.	2,087	431,780
Varex Imaging Corp.[a]	1,745	58,562
Varian Medical Systems Inc.[a]	4,364	395,989
West Pharmaceutical Services Inc.	3,461	318,516
Zimmer Biomet Holdings Inc.	9,419	1,126,983

		29,005,445

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.51%
Acadia Healthcare Co. Inc.[a,b]	3,696	$161,072
Aetna Inc.	16,473	2,225,008
AmerisourceBergen Corp.	7,709	632,523
Anthem Inc.	12,381	2,202,456
Brookdale Senior Living Inc.[a]	9,086	118,027
Cardinal Health Inc.	14,852	1,078,107
Centene Corp.[a]	8,013	596,167
Chemed Corp.	786	158,285
Cigna Corp.	12,056	1,885,197
Community Health Systems Inc.[a]	5,312	45,736
DaVita Inc.[a]	7,394	510,260
Envision Healthcare Corp.[a]	5,560	311,527
Express Scripts Holding Co.[a]	28,512	1,748,926
HCA Holdings Inc.[a]	13,541	1,140,288
HealthSouth Corp.	4,208	197,355
Henry Schein Inc.[a]	3,751	651,924
Humana Inc.	7,037	1,562,073
Laboratory Corp. of America Holdings[a]	4,800	672,720
LifePoint Health Inc.[a]	1,880	116,842
Magellan Health Inc.[a]	1,090	74,992
McKesson Corp.	9,984	1,380,687
MEDNAX Inc.[a]	4,417	266,610
Molina Healthcare Inc.[a]	1,942	96,692
Owens & Minor Inc.	2,838	98,337
Patterson Companies Inc.	3,758	167,193
Quest Diagnostics Inc.	6,496	685,393
Tenet Healthcare Corp.[a,b]	3,703	58,026
UnitedHealth Group Inc.	45,195	7,903,702
Universal Health Services Inc. Class B	4,235	511,419
VCA Inc.[a]	3,853	352,819
WellCare Health Plans Inc.[a]	2,087	320,167

		27,930,530
HEALTH CARE TECHNOLOGY — 0.14%
Allscripts Healthcare Solutions Inc.[a]	8,956	107,203
athenahealth Inc.[a,b]	1,888	185,043
Cerner Corp.[a]	13,816	894,586
Medidata Solutions Inc.[a,b]	2,544	166,454
Veeva Systems Inc.[a,b]	4,737	253,998

		1,607,284
HOTELS, RESTAURANTS & LEISURE — 2.00%
Aramark	11,551	421,843
Bloomin’ Brands Inc.	4,941	107,170

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Brinker International Inc.	2,330	$102,963
Buffalo Wild Wings Inc.[a]	808	127,300
Carnival Corp.	19,648	1,213,657
Cheesecake Factory Inc. (The)	2,018	129,475
Chipotle Mexican Grill Inc.[a]	1,341	636,264
Choice Hotels International Inc.	1,608	100,822
Cracker Barrel Old Country Store Inc.[b]	1,138	182,296
Darden Restaurants Inc.	5,831	496,743
Domino’s Pizza Inc.	2,284	414,295
Dunkin’ Brands Group Inc.	4,230	236,288
Hilton Grand Vacations Inc.[a]	2,670	89,365
Hilton Worldwide Holdings Inc.	8,907	525,246
Hyatt Hotels Corp. Class Aa	1,797	99,733
Jack in the Box Inc.	1,506	153,567
Las Vegas Sands Corp.	17,243	1,017,165
Marriott International Inc./MD Class A	14,808	1,398,171
Marriott Vacations Worldwide Corp.	1,197	131,885
McDonald’s Corp.	38,497	5,386,885
MGM Resorts International	22,561	692,848
Norwegian Cruise Line Holdings Ltd.[a]	7,758	418,389
Panera Bread Co. Class Aa	1,009	315,494
Royal Caribbean Cruises Ltd.	7,816	833,186
Six Flags Entertainment Corp.	3,951	247,372
Starbucks Corp.	68,544	4,116,753
Texas Roadhouse Inc.	2,914	136,608
Vail Resorts Inc.	1,903	376,147
Wendy’s Co. (The)	8,928	131,599
Wyndham Worldwide Corp.	4,917	468,639
Wynn Resorts Ltd.	3,772	463,994
Yum! Brands Inc.	15,827	1,040,625

		22,212,787
HOUSEHOLD DURABLES — 0.49%
CalAtlantic Group Inc.	3,380	122,424
DR Horton Inc.	15,854	521,438
Garmin Ltd.	5,503	279,772
Helen of Troy Ltd.[a,b]	1,263	118,722
Leggett & Platt Inc.	6,239	327,797
Lennar Corp. Class A	9,567	483,133
Lennar Corp. Class B	339	14,445
Mohawk Industries Inc.[a]	2,948	692,161
Newell Brands Inc.	22,563	1,077,158

Security	Shares	Value
NVR Inc.[a]	164	$346,245
PulteGroup Inc.	13,468	305,320
Tempur Sealy International Inc.[a,b]	2,119	99,487
Toll Brothers Inc.	6,817	245,344
Tupperware Brands Corp.	2,455	176,293
Whirlpool Corp.	3,518	653,222

		5,462,961
HOUSEHOLD PRODUCTS — 1.56%
Church & Dwight Co. Inc.	11,943	591,537
Clorox Co. (The)	6,037	807,087
Colgate-Palmolive Co.	41,407	2,982,960
Energizer Holdings Inc.	2,986	176,861
Kimberly-Clark Corp.	16,678	2,163,970
Procter & Gamble Co. (The)	120,094	10,487,809
Spectrum Brands Holdings Inc.	1,132	162,702

		17,372,926
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.07%
AES Corp./VA	30,849	348,902
Calpine Corp.[a,b]	16,471	168,004
Dynegy Inc.[a,b]	6,416	41,191
NRG Energy Inc.	14,793	250,002

		808,099
INDUSTRIAL CONGLOMERATES — 2.11%
3M Co.	28,021	5,487,352
Carlisle Companies Inc.	3,053	309,544
General Electric Co.	409,859	11,881,812
Honeywell International Inc.	35,790	4,693,501
Roper Technologies Inc.	4,796	1,048,885

		23,421,094
INSURANCE — 2.94%
Aflac Inc.	18,900	1,415,232
Alleghany Corp.[a]	684	417,719
Allied World Assurance Co. Holdings AG	4,097	217,510
Allstate Corp. (The)	17,125	1,392,091
American Financial Group Inc./OH	3,393	330,173
American International Group Inc.	43,636	2,657,869
AmTrust Financial Services Inc.	4,882	78,356
Aon PLC	12,357	1,480,863
Arch Capital Group Ltd.[a]	5,740	556,608
Arthur J Gallagher & Co.	8,366	466,906
Aspen Insurance Holdings Ltd.	2,748	143,858

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Assurant Inc.	2,668	$256,768
Assured Guaranty Ltd.	6,109	232,936
Axis Capital Holdings Ltd.	4,141	272,892
Brown & Brown Inc.	5,521	236,851
Chubb Ltd.	21,846	2,998,364
Cincinnati Financial Corp.	7,102	511,983
CNO Financial Group Inc.	7,798	164,304
Erie Indemnity Co. Class A	863	106,857
Everest Re Group Ltd.	1,821	458,364
First American Financial Corp.	5,146	223,388
FNF Group	12,646	517,854
Genworth Financial Inc. Class Aa	21,160	85,486
Hanover Insurance Group Inc. (The)	2,027	178,923
Hartford Financial Services Group Inc. (The)	17,467	844,704
Kemper Corp.	2,204	86,727
Lincoln National Corp.	10,650	702,155
Loews Corp.	13,010	606,526
Markel Corp.[a]	662	641,875
Marsh & McLennan Companies Inc.	24,178	1,792,315
Mercury General Corp.	1,702	104,656
MetLife Inc.	50,980	2,641,274
Old Republic International Corp.	11,633	240,570
Primerica Inc.	2,078	174,136
Principal Financial Group Inc.	12,642	823,373
ProAssurance Corp.	2,364	146,332
Progressive Corp. (The)	27,272	1,083,244
Prudential Financial Inc.	20,245	2,166,822
Reinsurance Group of America Inc.	2,949	368,743
RenaissanceRe Holdings Ltd.	1,836	261,024
RLI Corp.	1,833	104,884
Torchmark Corp.	5,107	391,758
Travelers Companies Inc. (The)	13,169	1,602,141
Unum Group	10,727	496,982
Validus Holdings Ltd.	3,718	205,531
White Mountains Insurance Group Ltd.	213	182,954
Willis Towers Watson PLC	5,945	788,426
WR Berkley Corp.	4,604	312,980
XL Group Ltd.	12,501	523,167

		32,695,454

Security	Shares	Value
INTERNET & DIRECT MARKETING RETAIL — 2.39%
Amazon.com Inc.[a]	18,605	$17,209,439
Expedia Inc.	5,663	757,256
Groupon Inc.[a,b]	19,749	77,416
HSN Inc.	1,476	54,464
Liberty Expedia Holdings Inc. Class Aa	2,584	124,833
Liberty Interactive Corp. QVC Group Series Aa	20,784	440,205
Liberty TripAdvisor Holdings Inc. Class Aa	3,401	49,995
Liberty Ventures Series Aa	3,877	208,777
Netflix Inc.[a]	20,187	3,072,461
Priceline Group Inc. (The)[a]	2,313	4,271,695
Shutterfly Inc.[a,b]	1,492	77,435
TripAdvisor Inc.[a]	5,258	236,663

		26,580,639
INTERNET SOFTWARE & SERVICES — 4.37%
Akamai Technologies Inc.[a]	8,151	496,722
Alphabet Inc. Class Aa	13,958	12,904,450
Alphabet Inc. Class Ca	13,882	12,576,537
CoStar Group Inc.[a]	1,556	374,825
eBay Inc.[a]	47,595	1,590,149
Facebook Inc. Class Aa	110,637	16,623,209
GrubHub Inc.[a,b]	3,891	167,235
IAC/InterActiveCorp[a]	3,466	287,713
j2 Global Inc.	2,279	205,657
Pandora Media Inc.[a,b]	10,570	114,684
Twitter Inc.[a,b]	28,205	464,818
VeriSign Inc.[a,b]	4,175	371,241
Yahoo! Inc.[a]	41,124	1,982,588
Yelp Inc.[a]	2,904	102,831
Zillow Group Inc. Class Aa	2,220	85,448
Zillow Group Inc. Class Ca	5,021	195,819

		48,543,926
IT SERVICES — 3.79%
Accenture PLC Class A	29,296	3,553,605
Acxiom Corp.[a]	3,710	107,219
Alliance Data Systems Corp.	2,633	657,276
Amdocs Ltd.	6,824	417,902
Automatic Data Processing Inc.	21,136	2,208,501
Booz Allen Hamilton Holding Corp.	6,932	249,067
Broadridge Financial Solutions Inc.	5,498	384,530

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
CACI International Inc. Class Aa	1,101	$129,918
Cognizant Technology Solutions Corp. Class Aa	28,658	1,726,071
Conduent Inc.[a]	7,918	129,143
Convergys Corp.	4,362	98,189
CoreLogic Inc./U.S.[a]	4,079	174,336
CSRA Inc.	6,768	196,813
DST Systems Inc.	1,507	185,527
DXC Technology Co.[a]	13,417	1,010,837
EPAM Systems Inc.[a]	2,081	160,237
Euronet Worldwide Inc.[a,b]	2,500	206,550
Fidelity National Information Services Inc.	15,486	1,303,766
First Data Corp. Class Aa	8,869	138,534
Fiserv Inc.[a]	10,102	1,203,552
FleetCor Technologies Inc.[a]	4,344	613,112
Gartner Inc.[a]	4,198	478,950
Genpact Ltd.	6,301	153,870
Global Payments Inc.	7,211	589,571
International Business Machines Corp.	40,321	6,463,053
Jack Henry & Associates Inc.	3,589	347,846
Leidos Holdings Inc.	6,615	348,346
MasterCard Inc. Class A	44,286	5,151,348
MAXIMUS Inc.	3,040	185,410
NeuStar Inc. Class Aa	2,171	72,077
Paychex Inc.	14,979	887,955
PayPal Holdings Inc.[a]	52,878	2,523,338
Sabre Corp.	9,786	229,090
Science Applications International Corp.	2,041	148,973
Teradata Corp.[a,b]	6,019	175,634
Total System Services Inc.	7,764	444,955
Vantiv Inc. Class Aa	7,587	470,698
Visa Inc. Class A	87,283	7,961,955
Western Union Co. (The)	22,814	453,086
WEX Inc.[a]	1,772	179,787

		42,120,627
LEISURE PRODUCTS — 0.13%
Brunswick Corp./DE	4,224	239,712
Hasbro Inc.	5,296	524,887
Mattel Inc.	16,032	359,437
Polaris Industries Inc.[b]	2,810	239,581
Vista Outdoor Inc.[a]	2,774	54,259

		1,417,876

Security	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.73%
Agilent Technologies Inc.	15,118	$832,246
Bio-Rad Laboratories Inc. Class Aa	990	216,077
Bio-Techne Corp.	1,797	192,423
Bruker Corp.	4,768	116,292
Charles River Laboratories International Inc.[a]	2,280	204,516
Illumina Inc.[a]	6,899	1,275,349
Mettler-Toledo International Inc.[a]	1,225	628,940
PAREXEL International Corp.[a]	2,327	148,532
PerkinElmer Inc.	5,235	311,011
Quintiles IMS Holdings Inc.[a,b]	6,109	514,867
Thermo Fisher Scientific Inc.	18,310	3,027,192
Waters Corp.[a]	3,753	637,597

		8,105,042
MACHINERY — 1.82%
Actuant Corp. Class A	2,797	76,358
AGCO Corp.	3,228	206,560
Allison Transmission Holdings Inc.	7,751	299,809
Caterpillar Inc.	27,495	2,811,639
Colfax Corp.[a]	4,657	188,469
Crane Co.	2,428	194,021
Cummins Inc.	7,290	1,100,353
Deere & Co.	13,798	1,539,995
Donaldson Co. Inc.	6,109	282,725
Dover Corp.	7,355	580,162
Flowserve Corp.	6,095	310,053
Fortive Corp.	14,089	891,270
Graco Inc.	2,627	283,322
Hillenbrand Inc.	3,044	112,324
IDEX Corp.	3,577	374,727
Illinois Tool Works Inc.	14,686	2,027,990
Ingersoll-Rand PLC	12,184	1,081,330
ITT Inc.	4,164	175,429
Kennametal Inc.	3,854	160,249
Lincoln Electric Holdings Inc.	2,842	253,023
Middleby Corp. (The)[a,b]	2,706	368,368
Mueller Industries Inc.	2,779	89,039
Nordson Corp.	2,472	309,494
Oshkosh Corp.	3,454	239,673
PACCAR Inc.	16,555	1,104,715
Parker-Hannifin Corp.	6,238	1,003,070
Pentair PLC	7,930	511,564

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Snap-on Inc.	2,734	$458,027
Stanley Black & Decker Inc.	7,184	978,102
Terex Corp.	4,946	173,011
Timken Co. (The)	3,203	154,545
Toro Co. (The)	5,158	334,857
Trinity Industries Inc.	7,058	189,860
WABCO Holdings Inc.[a]	2,389	283,980
Wabtec Corp./DE	4,059	340,510
Welbilt Inc.[a,b]	6,622	135,751
Woodward Inc.	2,524	170,799
Xylem Inc./NY	8,537	438,887

		20,234,060
MARINE — 0.02%
Kirby Corp.[a,b]	2,536	179,042

		179,042
MEDIA — 3.24%
AMC Networks Inc. Class Aa	2,649	158,092
Cable One Inc.	219	149,327
CBS Corp. Class A	341	22,932
CBS Corp. Class B NVS	17,512	1,165,599
Charter Communications Inc. Class Aa	10,089	3,482,319
Cinemark Holdings Inc.	4,992	215,654
Comcast Corp. Class A	222,326	8,712,956
Discovery Communications Inc. Class Aa,b	7,041	202,640
Discovery Communications Inc. Class C NVS[a]	10,284	287,746
DISH Network Corp. Class Aa	10,599	683,000
Gannett Co. Inc.	5,129	42,878
Interpublic Group of Companies Inc. (The)	18,260	430,388
John Wiley & Sons Inc. Class A	2,078	109,511
Liberty Broadband Corp. Class Aa	1,255	112,862
Liberty Broadband Corp. Class Ca	3,106	283,143
Liberty Global PLC Class Ba	57	2,058
Liberty Global PLC Series Aa,b	11,945	423,092
Liberty Global PLC Series C NVS[a]	30,016	1,038,854
Liberty Global PLC LiLAC Class Aa	2,587	55,543
Liberty Global PLC LiLAC Class Ca,b	5,469	119,443
Liberty Media Corp.-Liberty Formula One Class Aa	1,117	37,877

Security	Shares	Value
Liberty Media Corp.-Liberty Formula One Class Ca,b	1,904	$66,678
Liberty Media Corp.-Liberty SiriusXM Class Aa	4,047	154,191
Liberty Media Corp.-Liberty SiriusXM Class Ca	8,184	310,910
Lions Gate Entertainment Corp. Class A	2,793	73,093
Lions Gate Entertainment Corp. Class Ba	5,354	127,693
Live Nation Entertainment Inc.[a]	6,138	197,398
Madison Square Garden Co. (The)[a]	698	140,835
Meredith Corp.	1,667	97,603
New York Times Co. (The) Class A	5,654	81,700
News Corp. Class A	18,073	229,889
News Corp. Class B	5,761	74,893
Omnicom Group Inc.	11,007	903,895
Regal Entertainment Group Class A	4,896	108,055
Scripps Networks Interactive Inc. Class A	4,530	338,482
Sinclair Broadcast Group Inc. Class A	3,428	135,235
Sirius XM Holdings Inc.[b]	79,522	393,634
TEGNA Inc.	10,256	261,323
Time Inc.	4,379	66,561
Time Warner Inc.	36,429	3,616,307
Tribune Media Co. Class A	3,339	122,074
Twenty-First Century Fox Inc. Class A	49,478	1,511,058
Twenty-First Century Fox Inc. Class B	22,905	683,943
Viacom Inc. Class A	330	14,718
Viacom Inc. Class B NVS	16,358	696,196
Walt Disney Co. (The)	68,339	7,899,988

		36,042,266
METALS & MINING — 0.40%
Alcoa Corp.	7,059	238,100
Allegheny Technologies Inc.	5,373	98,595
Carpenter Technology Corp.	2,235	90,741
Commercial Metals Co.	5,581	104,030
Compass Minerals International Inc.	1,527	100,782

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Freeport-McMoRan Inc.[a]	62,763	$800,228
Newmont Mining Corp.	25,055	847,110
Nucor Corp.	14,935	915,964
Reliance Steel & Aluminum Co.	3,447	271,692
Royal Gold Inc.	3,096	218,825
Steel Dynamics Inc.	11,472	414,598
Stillwater Mining Co.[a]	5,803	104,338
U.S. Steel Corp.	8,232	183,738
Worthington Industries Inc.	1,959	85,216

		4,473,957
MORTGAGE REAL ESTATE INVESTMENT — 0.20%
AGNC Investment Corp.	15,810	333,117
Annaly Capital Management Inc.	47,062	555,802
Blackstone Mortgage Trust Inc. Class Ab	4,314	133,216
Chimera Investment Corp.[b]	8,298	168,947
CYS Investments Inc.[b]	7,810	66,619
Invesco Mortgage Capital Inc.	5,427	88,515
MFA Financial Inc.	17,877	148,558
New Residential Investment Corp.	14,676	244,649
Starwood Property Trust Inc.	12,015	272,620
Two Harbors Investment Corp.	16,412	163,956

		2,175,999
MULTI-UTILITIES — 1.00%
Ameren Corp.	11,361	621,333
Avista Corp.	2,984	120,375
Black Hills Corp.	2,523	171,614
CenterPoint Energy Inc.	20,296	579,045
CMS Energy Corp.	13,066	593,196
Consolidated Edison Inc.	14,394	1,141,156
Dominion Resources Inc./VA	29,575	2,289,992
DTE Energy Co.	8,391	877,615
MDU Resources Group Inc.	9,371	252,080
NiSource Inc.	15,296	370,928
NorthWestern Corp.	2,290	136,896
Public Service Enterprise Group Inc.	23,789	1,047,905
SCANA Corp.	6,705	444,609
Sempra Energy	11,796	1,333,184
Vectren Corp.	3,973	236,076
WEC Energy Group Inc.	14,869	899,872

		11,115,876
MULTILINE RETAIL — 0.40%
Big Lots Inc.	2,158	108,957
Dillard’s Inc. Class A	1,165	64,506

Security	Shares	Value
Dollar General Corp.	11,907	$865,758
Dollar Tree Inc.[a]	11,098	918,582
JC Penney Co. Inc.[a,b]	14,617	78,639
Kohl’s Corp.	8,211	320,475
Macy’s Inc.	14,348	419,249
Nordstrom Inc.	5,403	260,803
Target Corp.	26,085	1,456,847

		4,493,816
OIL, GAS & CONSUMABLE FUELS — 4.99%
Anadarko Petroleum Corp.	26,205	1,494,209
Antero Resources Corp.[a,b]	6,650	140,914
Apache Corp.	17,858	868,613
Cabot Oil & Gas Corp.	22,522	523,411
Carrizo Oil & Gas Inc.[a]	2,797	70,345
Cheniere Energy Inc.[a]	11,075	502,251
Chesapeake Energy Corp.[a]	36,363	191,269
Chevron Corp.	88,931	9,488,938
Cimarex Energy Co.	4,458	520,159
Concho Resources Inc.[a]	6,976	883,580
ConocoPhillips	57,962	2,776,959
CONSOL Energy Inc.[a]	8,213	124,673
Continental Resources Inc./OKa,b	4,078	172,948
Devon Energy Corp.	24,754	977,536
Diamondback Energy Inc.[a]	4,244	423,721
Energen Corp.[a]	4,470	232,395
EOG Resources Inc.	27,054	2,502,495
EQT Corp.	8,202	476,864
Exxon Mobil Corp.	194,788	15,904,440
Gulfport Energy Corp.[a]	7,209	114,479
Hess Corp.	12,667	618,530
HollyFrontier Corp.	8,189	230,439
Kinder Morgan Inc./DE	89,986	1,856,411
Marathon Oil Corp.	39,726	590,726
Marathon Petroleum Corp.	24,848	1,265,757
Murphy Oil Corp.	7,571	198,209
Newfield Exploration Co.[a]	9,429	326,432
Noble Energy Inc.	20,504	662,894
Oasis Petroleum Inc.[a]	11,189	133,597
Occidental Petroleum Corp.	35,984	2,214,455
ONEOK Inc.	9,996	525,890
Parsley Energy Inc. Class Aa	10,355	308,476
PBF Energy Inc.	5,118	114,234
Phillips 66	20,777	1,653,018
Pioneer Natural Resources Co.	7,994	1,382,882
QEP Resources Inc.[a]	10,947	129,284

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Range Resources Corp.	8,669	$229,642
Rice Energy Inc.[a,b]	5,360	114,114
SemGroup Corp. Class A	2,484	82,717
SM Energy Co.	4,497	101,587
Southwestern Energy Co.[a]	22,812	171,318
Targa Resources Corp.	9,201	507,251
Tesoro Corp.	5,445	434,021
Valero Energy Corp.	21,216	1,370,766
Western Refining Inc.	3,784	130,510
Whiting Petroleum Corp.[a]	13,641	113,220
Williams Companies Inc. (The)	38,882	1,190,956
World Fuel Services Corp.	3,220	118,593
WPX Energy Inc.[a,b]	19,025	226,968

		55,393,096
PAPER & FOREST PRODUCTS — 0.03%
Domtar Corp.	3,004	119,109
KapStone Paper and Packaging Corp.	3,928	82,841
Louisiana-Pacific Corp.[a]	6,826	175,701

		377,651
PERSONAL PRODUCTS — 0.14%
Avon Products Inc.[a]	20,830	101,026
Edgewell Personal Care Co.[a]	2,708	193,595
Estee Lauder Companies Inc. (The) Class A	10,414	907,476
Herbalife Ltd.[a,b]	3,236	204,709
Nu Skin Enterprises Inc. Class A	2,386	131,779

		1,538,585
PHARMACEUTICALS — 4.46%
Akorn Inc.[a]	4,208	140,758
Allergan PLC	15,769	3,845,428
Bristol-Myers Squibb Co.	78,659	4,408,837
Catalent Inc.[a]	5,698	166,837
Eli Lilly & Co.	45,668	3,747,516
Endo International PLC[a]	9,594	109,084
Horizon Pharma PLC[a]	7,497	115,304
Impax Laboratories Inc.[a]	3,281	46,098
Jazz Pharmaceuticals PLC[a,b]	2,794	445,028
Johnson & Johnson	127,463	15,737,857
Mallinckrodt PLC[a]	5,010	235,069
Medicines Co. (The)[a]	3,363	165,863
Merck & Co. Inc.	128,977	8,039,136
Mylan NVa	21,598	806,685
Pacira Pharmaceuticals Inc./DEa,b	1,665	80,836
Perrigo Co. PLC	6,723	497,099

Security	Shares	Value
Pfizer Inc.	279,598	$9,483,964
Prestige Brands Holdings Inc.[a]	2,397	137,612
Zoetis Inc.	23,168	1,299,957

		49,508,968
PROFESSIONAL SERVICES — 0.33%
Advisory Board Co. (The)[a,b]	1,906	97,397
Dun & Bradstreet Corp. (The)	1,722	188,748
Equifax Inc.	5,641	763,284
FTI Consulting Inc.[a]	1,816	62,815
IHS Markit Ltd.[a]	15,974	693,272
ManpowerGroup Inc.	3,140	317,077
Nielsen Holdings PLC	15,869	652,692
Robert Half International Inc.	5,946	273,813
Verisk Analytics Inc. Class Aa	7,265	601,615

		3,650,713
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.12%
Alexander & Baldwin Inc.	2,096	96,437
CBRE Group Inc. Class Aa	13,993	501,089
Howard Hughes Corp. (The)[a,b]	1,651	203,255
Jones Lang LaSalle Inc.	2,148	246,719
Realogy Holdings Corp.	6,867	209,787
St. Joe Co. (The)[a,b]	3,212	56,210

		1,313,497
ROAD & RAIL — 0.89%
Avis Budget Group Inc.[a]	4,011	122,336
CSX Corp.	43,614	2,217,336
Genesee & Wyoming Inc. Class Aa	2,859	193,726
Hertz Global Holdings Inc.[a,b]	3,184	52,504
JB Hunt Transport Services Inc.	4,106	368,144
Kansas City Southern	4,992	449,629
Landstar System Inc.	1,927	164,662
Norfolk Southern Corp.	13,671	1,606,206
Old Dominion Freight Line Inc.	3,276	289,992
Ryder System Inc.	2,451	166,447
Union Pacific Corp.	38,270	4,284,709

		9,915,691
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.20%
Advanced Micro Devices Inc.[a]	36,399	484,107
Analog Devices Inc.	17,159	1,307,516
Applied Materials Inc.	50,625	2,055,881
Broadcom Ltd.	18,860	4,164,477
Cavium Inc.[a,b]	3,192	219,769
Cirrus Logic Inc.[a]	3,028	194,852

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Cree Inc.[a,b]	4,519	$98,876
Cypress Semiconductor Corp.	15,081	211,285
First Solar Inc.[a,b]	3,737	110,428
Integrated Device Technology Inc.[a]	6,433	154,328
Intel Corp.	222,105	8,029,096
KLA-Tencor Corp.	7,409	727,712
Lam Research Corp.	7,628	1,104,916
Marvell Technology Group Ltd.	20,679	310,599
Maxim Integrated Products Inc.	13,358	589,756
Microchip Technology Inc.	10,142	766,532
Micron Technology Inc.[a]	48,507	1,342,189
Microsemi Corp.[a]	5,414	254,133
NVIDIA Corp.	27,625	2,881,287
ON Semiconductor Corp.[a,b]	19,515	276,723
Qorvo Inc.[a]	5,933	403,622
QUALCOMM Inc.	69,469	3,733,264
Semtech Corp.[a]	3,086	105,387
Silicon Laboratories Inc.[a]	1,922	136,750
Skyworks Solutions Inc.	8,658	863,549
Synaptics Inc.[a]	1,641	89,877
Teradyne Inc.	9,283	327,411
Texas Instruments Inc.	47,022	3,723,202
Versum Materials Inc.	5,024	160,868
Xilinx Inc.	11,637	734,411

		35,562,803
SOFTWARE — 4.79%
ACI Worldwide Inc.[a]	5,588	120,086
Activision Blizzard Inc.	32,567	1,701,626
Adobe Systems Inc.[a]	23,245	3,108,786
ANSYS Inc.[a]	3,994	439,979
Aspen Technology Inc.[a]	3,574	219,765
Autodesk Inc.[a]	9,209	829,455
Blackbaud Inc.	2,299	184,863
CA Inc.	14,860	487,854
Cadence Design Systems Inc.[a]	13,075	425,853
CDK Global Inc.	6,827	443,823
Citrix Systems Inc.[a]	7,308	591,510
CommVault Systems Inc.[a]	1,987	100,244
Dell Technologies Inc. Class Va	10,539	707,272
Electronic Arts Inc.[a]	14,514	1,376,218
Ellie Mae Inc.[a]	1,630	165,869
Fair Isaac Corp.[b]	1,467	198,749
FireEye Inc.[a,b]	6,926	86,644
Fortinet Inc.[a]	6,929	270,231
Guidewire Software Inc.[a,b]	3,406	209,435

Security	Shares	Value
Intuit Inc.	11,392	$1,426,392
Manhattan Associates Inc.[a]	3,236	151,089
Microsoft Corp.	363,012	24,851,802
Nuance Communications Inc.[a]	12,053	215,628
Oracle Corp.	140,816	6,331,087
Proofpoint Inc.[a,b]	1,994	150,288
PTC Inc.[a]	5,340	288,627
Red Hat Inc.[a]	8,363	736,613
salesforce.com Inc.[a]	30,700	2,643,884
ServiceNow Inc.[a]	7,745	731,748
Splunk Inc.[a,b]	6,333	407,275
SS&C Technologies Holdings Inc.	7,899	290,209
Symantec Corp.	29,227	924,450
Synopsys Inc.[a]	7,144	526,513
Tableau Software Inc. Class Aa,b	2,714	145,688
Take-Two Interactive Software Inc.[a]	4,738	297,783
Tyler Technologies Inc.[a]	1,543	252,419
Ultimate Software Group Inc. (The)[a]	1,412	286,170
Verint Systems Inc.[a,b]	3,060	120,258
VMware Inc. Class Aa,b	3,345	314,831
Workday Inc. Class Aa	5,718	499,753

		53,260,769
SPECIALTY RETAIL — 2.34%
Aaron’s Inc.	3,106	111,630
Abercrombie & Fitch Co. Class A	2,836	34,004
Advance Auto Parts Inc.	3,498	497,206
American Eagle Outfitters Inc.	8,028	113,115
Asbury Automotive Group Inc.[a,b]	951	58,201
Ascena Retail Group Inc.[a]	7,319	28,617
AutoNation Inc.[a]	3,164	132,888
AutoZone Inc.[a]	1,341	928,227
Bed Bath & Beyond Inc.	7,144	276,830
Best Buy Co. Inc.	12,715	658,764
Burlington Stores Inc.[a]	3,356	331,975
Cabela’s Inc.[a]	2,358	128,747
CarMax Inc.[a,b]	8,810	515,385
Chico’s FAS Inc.	5,987	82,740
CST Brands Inc.	3,580	172,878
Dick’s Sporting Goods Inc.	4,180	211,299
DSW Inc. Class A	3,338	68,830
Five Below Inc.[a,b]	2,475	121,572
Foot Locker Inc.	6,232	481,983
GameStop Corp. Class A	4,756	107,914
Gap Inc. (The)	10,194	267,083

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
Genesco Inc.[a]	927	$49,409
GNC Holdings Inc. Class Ab	3,165	24,624
Group 1 Automotive Inc.	952	65,640
Home Depot Inc. (The)	57,225	8,932,822
L Brands Inc.	11,393	601,664
Lithia Motors Inc. Class A	1,080	103,194
Lowe’s Companies Inc.	40,617	3,447,571
Murphy USA Inc.[a]	1,594	110,895
O’Reilly Automotive Inc.[a]	4,315	1,070,767
Office Depot Inc.	23,232	115,463
Ross Stores Inc.	18,437	1,198,405
Sally Beauty Holdings Inc.[a]	6,795	129,241
Signet Jewelers Ltd.	3,264	214,902
Staples Inc.	30,743	300,359
Tiffany & Co.	5,042	462,099
TJX Companies Inc. (The)	30,554	2,402,767
Tractor Supply Co.	6,162	381,489
Ulta Salon Cosmetics & Fragrance Inc.[a]	2,730	768,331
Urban Outfitters Inc.[a,b]	4,192	95,913
Williams-Sonoma Inc.	3,845	207,822

		26,013,265
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.73%
3D Systems Corp.[a,b]	5,325	84,295
Apple Inc.	246,464	35,404,554
Diebold Nixdorf Inc.	3,467	97,769
Electronics For Imaging Inc.[a,b]	2,303	105,431
Hewlett Packard Enterprise Co.	78,055	1,454,165
HP Inc.	79,374	1,493,819
NCR Corp.[a,b]	5,898	243,292
NetApp Inc.	12,696	505,936
Seagate Technology PLC	13,893	585,312
Western Digital Corp.	13,563	1,208,056
Xerox Corp.	39,366	283,042

		41,465,671
TEXTILES, APPAREL & LUXURY GOODS — 0.68%
Carter’s Inc.	2,256	207,642
Coach Inc.	13,123	516,915
Deckers Outdoor Corp.[a]	1,533	91,352
Fossil Group Inc.[a,b]	1,773	30,584
G-III Apparel Group Ltd.[a]	2,237	53,017
Hanesbrands Inc.	18,027	393,169
Kate Spade & Co.[a]	5,884	102,382
lululemon athletica Inc.[a,b]	5,049	262,548
Michael Kors Holdings Ltd.[a]	7,623	284,567
NIKE Inc. Class B	62,155	3,444,009

Security	Shares	Value
PVH Corp.	3,678	$371,588
Ralph Lauren Corp.	2,620	211,486
Skechers U.S.A. Inc. Class Aa	6,121	154,555
Steven Madden Ltd.[a]	2,521	95,924
Under Armour Inc. Class Aa,b	8,666	186,232
Under Armour Inc. Class Ca	8,793	170,672
VF Corp.	15,649	854,905
Wolverine World Wide Inc.	4,472	107,820

		7,539,367
THRIFTS & MORTGAGE FINANCE — 0.08%
Capitol Federal Financial Inc.	6,252	91,467
MGIC Investment Corp.[a]	16,281	171,602
New York Community Bancorp. Inc.	22,605	300,420
Radian Group Inc.	10,210	172,345
Washington Federal Inc.	4,100	138,170

		874,004
TOBACCO — 1.54%
Altria Group Inc.	91,115	6,540,235
Philip Morris International Inc.	72,879	8,077,908
Reynolds American Inc.	38,936	2,511,372

		17,129,515
TRADING COMPANIES & DISTRIBUTORS — 0.28%
Air Lease Corp.	4,395	167,625
Applied Industrial Technologies Inc.	1,742	111,488
Beacon Roofing Supply Inc.[a]	2,934	145,438
Fastenal Co.	13,552	605,503
GATX Corp.	1,869	111,953
HD Supply Holdings Inc.[a]	9,492	382,528
MRC Global Inc.[a]	4,540	82,764
MSC Industrial Direct Co. Inc. Class A	2,067	185,059
NOW Inc.[a]	4,803	81,699
United Rentals Inc.[a]	3,997	438,311
Watsco Inc.	1,423	197,513
WESCO International Inc.[a]	1,959	119,401
WW Grainger Inc.	2,539	489,265

		3,118,547
TRANSPORTATION INFRASTRUCTURE — 0.03%
Macquarie Infrastructure Corp.	3,517	286,178

		286,178
WATER UTILITIES — 0.08%
American Water Works Co. Inc.	8,312	662,965
Aqua America Inc.	8,323	275,408

		938,373

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2017

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.12%
Sprint Corp.[a,b]	29,598	$267,270
T-Mobile U.S. Inc.[a]	13,567	912,652
Telephone & Data Systems Inc.	4,502	123,625

		1,303,547

TOTAL COMMON STOCKS (Cost: $765,562,652)		1,108,452,861

SHORT-TERM INVESTMENTS — 2.14%

MONEY MARKET FUNDS — 2.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	22,121,552	22,130,401
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	1,579,277	1,579,277

		23,709,678

TOTAL SHORT-TERM INVESTMENTS
(Cost: $23,704,277)		23,709,678

Value
TOTAL INVESTMENTS IN SECURITIES — 101.92%
(Cost: $789,266,929)[g]	$1,132,162,539
Other Assets Less Liabilities — (1.92)%	(21,290,552)

NET ASSETS — 100.00%	$1,110,871,987

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $809,871,582. Net unrealized appreciation was $322,290,957, of which $374,795,174 represented gross unrealized appreciation on securities and $52,504,217 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	5,537	495	(333)	5,699	$2,191,664	$51,618	$28,652
PNC Financial Services Group Inc. (The)	22,044	2,149	(1,396)	22,797	2,729,941	48,410	13,477

					$4,921,605	$100,028	$42,129

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,108,435,993	$—	$16,868	$1,108,452,861
Money market funds	23,709,678	—	—	23,709,678

Total	$1,132,145,671	$—	$16,868	$1,132,162,539

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.98%

AIR FREIGHT & LOGISTICS — 28.93%
CH Robinson Worldwide Inc.	628,144	$45,666,068
Expeditors International of Washington Inc.	767,733	43,062,144
FedEx Corp.	643,283	122,030,785
United Parcel Service Inc. Class B	641,046	68,886,803

		279,645,800
AIRLINES — 22.49%
Alaska Air Group Inc.	638,182	54,302,906
American Airlines Group Inc.	691,632	29,477,356
Delta Air Lines Inc.	712,735	32,386,679
JetBlue Airways Corp.[a]	777,239	16,967,127
Southwest Airlines Co.	714,005	40,141,361
United Continental Holdings Inc.[a]	627,751	44,074,398

		217,349,827
MARINE — 6.96%
Kirby Corp.[a,b]	637,150	44,982,790
Matson Inc.	701,979	22,252,734

		67,235,524
ROAD & RAIL — 41.60%
Avis Budget Group Inc.[a,b]	711,196	21,691,478
CSX Corp.	783,025	39,808,991
JB Hunt Transport Services Inc.	638,210	57,221,909
Kansas City Southern	532,770	47,986,594
Landstar System Inc.	537,166	45,900,835
Norfolk Southern Corp.	641,715	75,395,095
Ryder System Inc.	626,542	42,548,467

Security	Shares	Value
Union Pacific Corp.	639,481	$71,596,293

		402,149,662

TOTAL COMMON STOCKS
(Cost: $1,035,033,114)		966,380,813

SHORT-TERM INVESTMENTS — 0.48%

MONEY MARKET FUNDS — 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	3,329,255	3,330,587
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	1,356,987	1,356,987

		4,687,574

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,687,087)		4,687,574

TOTAL INVESTMENTS IN SECURITIES — 100.46%
(Cost: $1,039,720,201)[f]		971,068,387
Other Assets, Less Liabilities — (0.46)%		(4,470,417)

NET ASSETS — 100.00%		$966,597,970

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,043,120,678. Net unrealized depreciation was $72,052,291, of which $13,528,758 represented gross unrealized appreciation on securities and $85,581,049 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$966,380,813	$—	$—	$966,380,813
Money market funds	4,687,574	—	—	4,687,574

Total	$971,068,387	$—	$—	$971,068,387

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. ENERGY ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

ELECTRIC UTILITIES — 0.49%
OGE Energy Corp.	162,167	$5,640,168

		5,640,168
ENERGY EQUIPMENT & SERVICES — 16.73%
Baker Hughes Inc.	345,400	20,506,398
Core Laboratories NV	35,812	3,968,686
Diamond Offshore Drilling Inc.[a,b]	52,777	761,044
Dril-Quip Inc.[a,b]	30,904	1,593,101
Ensco PLC Class A	246,086	1,941,619
Halliburton Co.	704,006	32,299,795
Helmerich & Payne Inc.	88,155	5,345,719
Nabors Industries Ltd.	232,988	2,409,096
National Oilwell Varco Inc.	307,562	10,755,443
Noble Corp. PLC	200,723	963,471
Oceaneering International Inc.	79,642	2,101,753
Oil States International Inc.[a,b]	41,953	1,248,102
Patterson-UTI Energy Inc.	135,812	2,939,651
Rowan Companies PLC Class Ab	103,161	1,451,475
Schlumberger Ltd.	1,132,124	82,180,881
Superior Energy Services Inc.[b]	124,098	1,499,104
TechnipFMC PLC[b]	378,908	11,416,498
Transocean Ltd.[b]	316,135	3,486,969
U.S. Silica Holdings Inc.	59,560	2,471,740
Weatherford International PLC[a,b]	798,577	4,607,789

		193,948,334
OIL, GAS & CONSUMABLE FUELS — 82.53%
Anadarko Petroleum Corp.	453,925	25,882,804
Antero Resources Corp.[a,b]	117,262	2,484,782
Apache Corp.	308,326	14,996,977
Cabot Oil & Gas Corp.	385,852	8,967,200
Carrizo Oil & Gas Inc.[a,b]	49,992	1,257,299
Cheniere Energy Inc.[a,b]	193,244	8,763,615
Chesapeake Energy Corp.[a,b]	621,926	3,271,331
Chevron Corp.	1,537,321	164,032,151
Cimarex Energy Co.	77,249	9,013,413
Concho Resources Inc.[b]	120,328	15,240,745
ConocoPhillips	1,003,590	48,081,997
Continental Resources Inc./OKa,b	69,963	2,967,131
Devon Energy Corp.	426,009	16,823,095
Diamondback Energy Inc.[b]	73,197	7,307,988
Energen Corp.[b]	78,818	4,097,748
EOG Resources Inc.	468,429	43,329,683
EQT Corp.	140,763	8,183,961

Security	Shares	Value
Exxon Mobil Corp.	3,367,245	$274,935,554
Gulfport Energy Corp.[a,b]	129,688	2,059,445
Hess Corp.	218,488	10,668,769
HollyFrontier Corp.	144,019	4,052,695
Kinder Morgan Inc./DE	1,559,080	32,163,820
Marathon Oil Corp.	687,987	10,230,367
Marathon Petroleum Corp.	428,597	21,832,731
Murphy Oil Corp.	131,589	3,445,000
Newfield Exploration Co.[b]	161,501	5,591,165
Noble Energy Inc.	369,513	11,946,355
Oasis Petroleum Inc.[a,b]	192,853	2,302,665
Occidental Petroleum Corp.	620,654	38,195,047
ONEOK Inc.	171,153	9,004,359
Parsley Energy Inc. Class Ab	179,977	5,361,515
PBF Energy Inc.	88,970	1,985,810
Phillips 66	358,243	28,501,813
Pioneer Natural Resources Co.	137,880	23,851,861
QEP Resources Inc.[b]	194,571	2,297,884
Range Resources Corp.	152,752	4,046,400
Rice Energy Inc.[a,b]	123,859	2,636,958
SemGroup Corp. Class A	43,182	1,437,961
SM Energy Co.	79,928	1,805,574
Southwestern Energy Co.[b]	406,547	3,053,168
Targa Resources Corp.	157,504	8,683,196
Tesoro Corp.	94,995	7,572,051
Valero Energy Corp.	366,281	23,665,415
Western Refining Inc.	64,949	2,240,091
Whiting Petroleum Corp.[b]	227,994	1,892,350
Williams Companies Inc. (The)	670,629	20,541,366
World Fuel Services Corp.	57,090	2,102,625
WPX Energy Inc.[a,b]	321,851	3,839,682

		956,645,612
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.16%
First Solar Inc.[a,b]	64,006	1,891,377

		1,891,377

TOTAL COMMON STOCKS
(Cost: $1,495,355,223)		1,158,125,491

SHORT-TERM INVESTMENTS — 1.69%

MONEY MARKET FUNDS — 1.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	18,709,545	18,717,029

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. ENERGY ETF

April 30, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	847,707	$847,707

		19,564,736

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,560,042)		19,564,736

TOTAL INVESTMENTS IN SECURITIES — 101.60%
(Cost: $1,514,915,265)[f]		1,177,690,227
Other Assets, Less Liabilities — (1.60)%		(18,564,746)

NET ASSETS — 100.00%		$1,159,125,481

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,554,289,031. Net unrealized depreciation was $376,598,804, of which $1,408,153 represented gross unrealized appreciation on securities and $378,006,957 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,158,125,491	$—	$—	$1,158,125,491
Money market funds	19,564,736	—	—	19,564,736

Total	$1,177,690,227	$—	$—	$1,177,690,227

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HEALTHCARE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.92%

BIOTECHNOLOGY — 22.44%
AbbVie Inc.	1,015,786	$66,980,929
ACADIA Pharmaceuticals Inc.[a,b]	59,989	2,059,422
Agios Pharmaceuticals Inc.[a,b]	26,205	1,302,651
Alexion Pharmaceuticals Inc.[a]	143,144	18,290,940
Alkermes PLC[a]	97,013	5,651,007
Alnylam Pharmaceuticals Inc.[a,b]	45,551	2,441,534
Amgen Inc.	469,332	76,651,302
AquaBounty Technologies Inc.[a,b]	563	4,374
Biogen Inc.[a]	137,593	37,316,597
BioMarin Pharmaceutical Inc.[a,b]	109,660	10,509,814
Bioverativ Inc.[a]	68,703	4,040,423
Bluebird Bio Inc.[a,b]	26,061	2,318,126
Celgene Corp.[a]	495,788	61,502,501
Dyax Corp.[a]	95,647	219,032
Gilead Sciences Inc.	832,978	57,100,642
Incyte Corp.[a]	107,824	13,400,367
Intercept Pharmaceuticals Inc.[a,b]	11,243	1,263,151
Intrexon Corp.[a,b]	38,602	804,466
Ionis Pharmaceuticals Inc.[a,b]	77,347	3,727,352
Juno Therapeutics Inc.[a,b]	48,634	1,212,932
Kite Pharma Inc.[a,b]	31,125	2,554,740
Ligand Pharmaceuticals Inc.[a]	12,070	1,341,822
Myriad Genetics Inc.[a,b]	42,822	787,497
Neurocrine Biosciences Inc.[a]	55,594	2,968,720
Novavax Inc.[a,b]	169,854	138,618
OPKO Health Inc.[a,b]	230,530	1,791,218
Portola Pharmaceuticals Inc.[a,b]	36,197	1,447,518
Radius Health Inc.[a,b]	23,699	925,920
Regeneron Pharmaceuticals Inc.[a]	48,462	18,827,002
Seattle Genetics Inc.[a,b]	61,812	4,221,760
TESARO Inc.[a]	21,723	3,206,098
Ultragenyx Pharmaceutical Inc.[a,b]	24,492	1,577,040
United Therapeutics Corp.[a]	28,705	3,608,218
Vertex Pharmaceuticals Inc.[a]	158,326	18,729,966

		428,923,699
COMMERCIAL SERVICES & SUPPLIES — 0.11%
Healthcare Services Group Inc.[b]	46,456	2,132,795

		2,132,795
HEALTH CARE EQUIPMENT & SUPPLIES — 20.58%
Abbott Laboratories	1,101,233	48,057,808
ABIOMED Inc.[a]	25,833	3,366,557
Alere Inc.[a]	55,523	2,730,066

Security	Shares	Value
Align Technology Inc.[a,b]	48,132	$6,479,530
Baxter International Inc.	309,768	17,247,882
Becton Dickinson and Co.	135,631	25,358,928
Boston Scientific Corp.[a]	868,935	22,922,505
Cooper Companies Inc. (The)	31,220	6,254,303
CR Bard Inc.	45,904	14,114,562
Danaher Corp.	388,801	32,398,787
DENTSPLY SIRONA Inc.	146,475	9,263,079
DexCom Inc.[a,b]	53,938	4,205,006
Edwards Lifesciences Corp.[a]	135,431	14,852,718
Haemonetics Corp.[a,b]	33,179	1,389,537
Halyard Health Inc.[a]	29,819	1,177,850
Hill-Rom Holdings Inc.	37,968	2,871,900
Hologic Inc.[a]	177,755	8,025,638
IDEXX Laboratories Inc.[a]	56,125	9,413,846
Intuitive Surgical Inc.[a]	23,404	19,562,701
Medtronic PLC	872,374	72,485,556
NuVasive Inc.[a,b]	32,285	2,340,985
ResMed Inc.	90,119	6,127,191
STERIS PLC	54,101	3,992,654
Stryker Corp.	197,233	26,896,664
Teleflex Inc.	28,645	5,926,364
Varex Imaging Corp.[a]	23,676	794,567
Varian Medical Systems Inc.[a,b]	59,646	5,412,278
West Pharmaceutical Services Inc.	46,742	4,301,666
Zimmer Biomet Holdings Inc.	128,160	15,334,344

		393,305,472
HEALTH CARE PROVIDERS & SERVICES — 17.17%
Acadia Healthcare Co. Inc.[a,b]	48,669	2,120,995
Aetna Inc.	211,403	28,554,203
Anthem Inc.	168,485	29,971,797
Brookdale Senior Living Inc.[a]	117,721	1,529,196
Centene Corp.[a]	109,483	8,145,535
Cigna Corp.	163,816	25,615,908
Community Health Systems Inc.[a,b]	71,679	617,156
DaVita Inc.[a]	99,051	6,835,509
Envision Healthcare Corp.[a]	74,981	4,201,185
Express Scripts Holding Co.[a,b]	386,018	23,678,344
HCA Holdings Inc.[a]	183,997	15,494,387
HealthSouth Corp.	56,890	2,668,141
Henry Schein Inc.[a]	50,403	8,760,041
Humana Inc.	95,162	21,124,061
Laboratory Corp. of America Holdings[a]	65,237	9,142,966

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2017

Security	Shares	Value
LifePoint Health Inc.[a]	25,352	$1,575,627
Magellan Health Inc.[a]	15,056	1,035,853
MEDNAX Inc.[a,b]	59,874	3,613,995
Molina Healthcare Inc.[a,b]	27,109	1,349,757
Owens & Minor Inc.	38,615	1,338,010
Patterson Companies Inc.	52,199	2,322,334
Quest Diagnostics Inc.	87,687	9,251,855
Tenet Healthcare Corp.[a,b]	50,988	798,982
UnitedHealth Group Inc.	613,127	107,223,650
Universal Health Services Inc. Class B	56,940	6,876,074
WellCare Health Plans Inc.[a]	28,255	4,334,600

		328,180,161
LIFE SCIENCES TOOLS & SERVICES — 4.49%
Bio-Rad Laboratories Inc. Class Aa	13,274	2,897,183
Bio-Techne Corp.	23,692	2,536,939
Bruker Corp.	67,642	1,649,789
Charles River Laboratories International Inc.[a]	30,264	2,714,681
Illumina Inc.[a]	93,235	17,235,422
PAREXEL International Corp.[a]	32,518	2,075,624
Quintiles IMS Holdings Inc.[a]	82,565	6,958,578
Thermo Fisher Scientific Inc.	248,791	41,132,616
Waters Corp.[a]	50,968	8,658,954

		85,859,786
PHARMACEUTICALS — 35.13%
Akorn Inc.[a]	55,501	1,856,508
Allergan PLC	213,635	52,097,031
Bristol-Myers Squibb Co.	1,066,001	59,749,356
Catalent Inc.[a]	79,327	2,322,695
Eli Lilly & Co.	618,774	50,776,594
Endo International PLC[a]	125,962	1,432,188
Horizon Pharma PLC[a]	103,177	1,586,862
Impax Laboratories Inc.[a,b]	46,249	649,798
Jazz Pharmaceuticals PLC[a]	38,202	6,084,815
Johnson & Johnson	1,729,183	213,502,225
Mallinckrodt PLC[a]	66,683	3,128,766
Medicines Co. (The)[a,b]	45,539	2,245,983
Merck & Co. Inc.	1,749,719	109,059,985
Mylan NVa	293,597	10,965,848
Pacira Pharmaceuticals Inc./DEa	23,915	1,161,073
Perrigo Co. PLC	91,203	6,743,550
Pfizer Inc.	3,793,055	128,660,426

Security	Shares	Value
Prestige Brands Holdings Inc.[a]	33,789	$1,939,827
Zoetis Inc.	313,523	17,591,776

		671,555,306

TOTAL COMMON STOCKS
(Cost: $1,906,023,456)		1,909,957,219

SHORT-TERM INVESTMENTS — 1.95%

MONEY MARKET FUNDS — 1.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	36,258,180	36,272,684
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	936,859	936,859

		37,209,543

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,197,235)		37,209,543

TOTAL INVESTMENTS IN SECURITIES — 101.87%
(Cost: $1,943,220,691)[f]		1,947,166,762
Other Assets, Less Liabilities — (1.87)%		(35,780,637)

NET ASSETS — 100.00%		$1,911,386,125

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,955,488,772. Net unrealized depreciation was $8,322,010, of which $152,474,067 represented gross unrealized appreciation on securities and $160,796,077 represented gross unrealized depreciation on securities.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,909,738,187	$—	$219,032	$1,909,957,219
Money market funds	37,209,543	—	—	37,209,543

Total	$1,946,947,730	$—	$219,032	$1,947,166,762

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.97%

COMMERCIAL SERVICES & SUPPLIES — 0.06%
Pitney Bowes Inc.	145,939	$1,939,529

		1,939,529

COMMUNICATIONS EQUIPMENT — 6.38%
Arista Networks Inc.[a,b]	32,729	4,570,278
ARRIS International PLC[a]	147,747	3,839,944
Brocade Communications Systems Inc.	318,493	4,003,457
Ciena Corp.[a,b]	110,338	2,527,844
Cisco Systems Inc.	3,907,636	133,133,158
CommScope Holding Co. Inc.[a]	151,509	6,369,438
EchoStar Corp. Class Aa	36,151	2,080,852
F5 Networks Inc.[a]	50,629	6,537,723
Finisar Corp.[a,b]	86,757	1,981,530
Harris Corp.	97,234	10,879,512
InterDigital Inc./PA	26,863	2,414,984
Juniper Networks Inc.	298,418	8,973,429
Lumentum Holdings Inc.[a]	43,333	1,852,486
Motorola Solutions Inc.	128,697	11,064,081
NetScout Systems Inc.[a]	71,114	2,677,442
Palo Alto Networks Inc.[a]	71,432	7,743,943
Plantronics Inc.	25,862	1,412,065
ViaSat Inc.[a,b]	41,389	2,650,138
Viavi Solutions Inc.[a]	178,488	1,784,880

		216,497,184

CONSTRUCTION & ENGINEERING — 0.08%
Dycom Industries Inc.[a,b]	24,606	2,599,870

		2,599,870

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.08%
Zayo Group Holdings Inc.[a]	75,697	2,654,694

		2,654,694

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.98%
CDW Corp./DE	125,056	7,389,559
Corning Inc.	724,454	20,900,498
SYNNEX Corp.	22,695	2,460,819
Tech Data Corp.[a]	27,018	2,584,271

		33,335,147

HEALTH CARE TECHNOLOGY — 0.78%
Allscripts Healthcare Solutions Inc.[a]	141,016	1,687,962

Security	Shares	Value
athenahealth Inc.[a,b]	30,786	$3,017,336
Cerner Corp.[a,b]	228,659	14,805,670
Medidata Solutions Inc.[a]	42,816	2,801,451
Veeva Systems Inc.[a,b]	80,360	4,308,903

		26,621,322

HOUSEHOLD DURABLES — 0.13%
Garmin Ltd.	89,632	4,556,891

		4,556,891

INTERNET SOFTWARE & SERVICES — 23.54%
Akamai Technologies Inc.[a]	135,028	8,228,606
Alphabet Inc. Class Aa	231,841	214,341,641
Alphabet Inc. Class Ca	230,579	208,895,351
eBay Inc.[a]	788,846	26,355,345
Facebook Inc. Class Aa	1,837,740	276,120,435
GrubHub Inc.[a,b]	66,476	2,857,138
IAC/InterActiveCorp[a]	57,474	4,770,917
j2 Global Inc.	37,649	3,397,446
Pandora Media Inc.[a,b]	182,281	1,977,749
Twitter Inc.[a,b]	467,901	7,711,009
VeriSign Inc.[a,b]	69,546	6,184,030
Yahoo! Inc.[a]	684,944	33,021,150
Zillow Group Inc. Class Aa	35,271	1,357,581
Zillow Group Inc. Class Ca,b	82,316	3,210,324

		798,428,722

IT SERVICES — 5.84%
Amdocs Ltd.	114,685	7,023,309
CACI International Inc. Class Aa	19,053	2,248,254
Cognizant Technology Solutions Corp. Class Aa	474,920	28,604,432
CSRA Inc.	112,944	3,284,411
DST Systems Inc.	24,583	3,026,413
DXC Technology Co.[a]	221,265	16,670,105
EPAM Systems Inc.[a]	35,216	2,711,632
Gartner Inc.[a]	70,246	8,014,366
International Business Machines Corp.	669,751	107,354,388
Leidos Holdings Inc.	111,294	5,860,742
Science Applications International Corp.	34,279	2,502,024
Teradata Corp.[a]	102,249	2,983,626
Vantiv Inc. Class Aa	125,871	7,809,037

		198,092,739

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2017

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 17.37%
Advanced Micro Devices Inc.[a,b]	602,825	$8,017,573
Analog Devices Inc.	284,041	21,643,924
Applied Materials Inc.	842,593	34,217,702
Broadcom Ltd.	312,930	69,098,073
Cavium Inc.[a,b]	52,119	3,588,393
Cirrus Logic Inc.[a]	50,178	3,228,954
Cree Inc.[a,b]	76,092	1,664,893
Cypress Semiconductor Corp.	256,148	3,588,634
Integrated Device Technology Inc.[a]	104,538	2,507,867
Intel Corp.	3,689,264	133,366,894
KLA-Tencor Corp.	122,429	12,024,976
Lam Research Corp.	127,137	18,415,794
Marvell Technology Group Ltd.	345,188	5,184,724
Maxim Integrated Products Inc.	220,715	9,744,567
Microchip Technology Inc.	168,628	12,744,904
Micron Technology Inc.[a,b]	808,963	22,384,006
Microsemi Corp.[a]	90,077	4,228,214
NVIDIA Corp.	459,597	47,935,967
ON Semiconductor Corp.[a]	324,269	4,598,134
Qorvo Inc.[a,b]	98,784	6,720,276
QUALCOMM Inc.	1,152,536	61,937,285
Semtech Corp.[a]	51,332	1,752,988
Silicon Laboratories Inc.[a]	32,802	2,333,862
Skyworks Solutions Inc.	144,425	14,404,950
Synaptics Inc.[a]	27,622	1,512,857
Teradyne Inc.	156,089	5,505,259
Texas Instruments Inc.	780,021	61,762,063
Versum Materials Inc.	84,759	2,713,983
Xilinx Inc.	193,910	12,237,660

		589,065,376

SOFTWARE — 24.43%
ACI Worldwide Inc.[a,b]	90,869	1,952,775
Adobe Systems Inc.[a]	386,774	51,727,155
ANSYS Inc.[a]	66,691	7,346,681
Aspen Technology Inc.[a]	59,427	3,654,166
Autodesk Inc.[a]	152,607	13,745,312
Blackbaud Inc.	36,945	2,970,747
CA Inc.	244,199	8,017,053
Cadence Design Systems Inc.[a]	217,745	7,091,955
CDK Global Inc.	113,284	7,364,593
Citrix Systems Inc.[a]	122,137	9,885,769

Security	Shares	Value
CommVault Systems Inc.[a]	32,764	$1,652,944
Dell Technologies Inc. Class Va	173,720	11,658,349
Ellie Mae Inc.[a]	26,440	2,690,534
Fair Isaac Corp.	24,120	3,267,778
FireEye Inc.[a,b]	117,492	1,469,825
Fortinet Inc.[a]	116,415	4,540,185
Guidewire Software Inc.[a,b]	57,181	3,516,060
Intuit Inc.	189,639	23,744,699
Manhattan Associates Inc.[a]	54,681	2,553,056
Microsoft Corp.	6,029,800	412,800,108
Nuance Communications Inc.[a]	202,712	3,626,518
Oracle Corp.	2,338,612	105,143,995
Proofpoint Inc.[a,b]	33,822	2,549,164
PTC Inc.[a]	90,470	4,889,903
Red Hat Inc.[a]	139,257	12,265,757
salesforce.com Inc.[a]	511,018	44,008,870
ServiceNow Inc.[a]	128,160	12,108,557
Splunk Inc.[a]	105,977	6,815,381
SS&C Technologies Holdings Inc.	132,515	4,868,601
Symantec Corp.	483,321	15,287,443
Synopsys Inc.[a]	117,279	8,643,462
Tableau Software Inc. Class Aa	44,906	2,410,554
Tyler Technologies Inc.[a,b]	26,181	4,282,950
Ultimate Software Group Inc. (The)[a,b]	23,173	4,696,472
Verint Systems Inc.[a]	48,516	1,906,679
VMware Inc. Class Aa,b	55,027	5,179,141
Workday Inc. Class Aa,b	95,214	8,321,704

		828,654,895

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 20.30%
3D Systems Corp.[a,b]	82,904	1,312,370
Apple Inc.	4,093,881	588,086,006
Diebold Nixdorf Inc.	58,796	1,658,047
Electronics For Imaging Inc.[a,b]	36,456	1,668,956
Hewlett Packard Enterprise Co.	1,299,059	24,201,469
HP Inc.	1,321,383	24,868,428
NCR Corp.[a]	97,524	4,022,865
NetApp Inc.	211,684	8,435,607
Seagate Technology PLC	230,542	9,712,735
Western Digital Corp.	224,876	20,029,705
Xerox Corp.	665,120	4,782,213

		688,778,401

TOTAL COMMON STOCKS
(Cost: $2,841,194,305)		3,391,224,770

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.78%

MONEY MARKET FUNDS — 2.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	92,564,009	$92,601,035
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	1,741,261	1,741,261

		94,342,296

TOTAL SHORT-TERM INVESTMENTS
(Cost: $94,322,164)		94,342,296

Value
TOTAL INVESTMENTS IN SECURITIES — 102.75%
(Cost: $2,935,516,469)[f]	$3,485,567,066
Other Assets, Less Liabilities — (2.75)%	(93,333,172)

NET ASSETS — 100.00%	$3,392,233,894

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,956,758,915. Net unrealized appreciation was $528,808,151, of which $639,357,160 represented gross unrealized appreciation on securities and $110,549,009 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,391,224,770	$—	$—	$3,391,224,770
Money market funds	94,342,296	—	—	94,342,296

Total	$3,485,567,066	$—	$—	$3,485,567,066

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. UTILITIES ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.84%

ELECTRIC UTILITIES — 58.56%
ALLETE Inc.	53,064	$3,709,704
Alliant Energy Corp.	241,763	9,506,121
American Electric Power Co. Inc.	522,092	35,413,500
Duke Energy Corp.	742,851	61,285,207
Edison International	345,948	27,665,462
El Paso Electric Co.	43,004	2,219,006
Entergy Corp.	190,479	14,525,929
Eversource Energy	336,462	19,985,843
Exelon Corp.	983,848	34,070,656
FirstEnergy Corp.	469,824	14,066,531
Great Plains Energy Inc.	228,691	6,766,967
Hawaiian Electric Industries Inc.	115,536	3,872,767
IDACORP Inc.	53,533	4,524,609
NextEra Energy Inc.	496,480	66,309,869
PG&E Corp.	538,210	36,086,980
Pinnacle West Capital Corp.	118,215	10,058,914
PNM Resources Inc.	84,450	3,145,763
Portland General Electric Co.	94,464	4,282,998
PPL Corp.	721,731	27,505,168
Southern Co. (The)	1,052,293	52,404,191
Westar Energy Inc.	150,818	7,847,061
Xcel Energy Inc.	538,564	24,262,308

		469,515,554
GAS UTILITIES — 5.74%
Atmos Energy Corp.	111,681	9,048,395
National Fuel Gas Co.	90,609	5,017,927
New Jersey Resources Corp.	91,718	3,700,821
ONE Gas Inc.	55,510	3,820,753
South Jersey Industries Inc.	84,270	3,161,810
Southwest Gas Holdings Inc.	50,502	4,230,048
Spire Inc.	48,492	3,324,127
UGI Corp.	183,621	9,210,429
WGL Holdings Inc.	54,405	4,486,236

		46,000,546
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.29%
AES Corp./VA	699,927	7,916,174
Calpine Corp.[a,b]	381,443	3,890,719
Dynegy Inc.[a,b]	139,970	898,607
NRG Energy Inc.	335,505	5,670,035

		18,375,535

Security	Shares	Value
MULTI-UTILITIES — 30.59%
Ameren Corp.	257,635	$14,090,058
Avista Corp.	68,291	2,754,859
Black Hills Corp.	56,714	3,857,686
CenterPoint Energy Inc.	457,306	13,046,940
CMS Energy Corp.	297,209	13,493,289
Consolidated Edison Inc.	323,909	25,679,506
Dominion Resources Inc./VA	666,925	51,640,003
DTE Energy Co.	190,515	19,925,964
NiSource Inc.	343,440	8,328,420
NorthWestern Corp.	51,673	3,089,012
Public Service Enterprise Group Inc.	537,505	23,677,095
SCANA Corp.	151,752	10,062,675
Sempra Energy	266,022	30,065,806
Vectren Corp.	88,051	5,231,990
WEC Energy Group Inc.	335,086	20,279,405

		245,222,708
WATER UTILITIES — 2.66%
American Water Works Co. Inc.	189,228	15,092,825
Aqua America Inc.	188,405	6,234,322

		21,327,147

TOTAL COMMON STOCKS
(Cost: $820,267,412)		800,441,490

SHORT-TERM INVESTMENTS — 0.71%

MONEY MARKET FUNDS — 0.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	4,647,583	4,649,442
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	1,025,323	1,025,323

		5,674,765

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,674,675)		5,674,765

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® U.S. UTILITIES ETF

April 30, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.55%
(Cost: $825,942,087)[f]	$806,116,255
Other Assets, Less Liabilities — (0.55)%	(4,443,401)

NET ASSETS — 100.00%	$801,672,854

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $828,402,935. Net unrealized depreciation was $22,286,680, of which $29,764,240 represented gross unrealized appreciation on securities and $52,050,920 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$800,441,490	$—	$—	$800,441,490
Money market funds	5,674,765	—	—	5,674,765

Total	$806,116,255	$—	$—	$806,116,255

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2017

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

ASSETS
Investments, at cost:
Unaffiliated	$762,425,412	$1,035,033,114	$1,495,355,223
Affiliated (Note 2)	26,841,517	4,687,087	19,560,042

Total cost of investments	$789,266,929	$1,039,720,201	$1,514,915,265

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,103,531,256	$966,380,813	$1,158,125,491
Affiliated (Note 2)	28,631,283	4,687,574	19,564,736

Total fair value of investments	1,132,162,539	971,068,387	1,177,690,227
Receivables:
Investment securities sold	—	5,199,940	—
Dividends and interest	1,012,273	1,851	572,223
Capital shares sold	—	9,054	—

Total Assets	1,133,174,812	976,279,232	1,178,262,450

LIABILITIES
Payables:
Investment securities purchased	—	6,005,197	—
Collateral for securities on loan (Note 1)	22,122,423	3,325,246	18,708,703
Capital shares redeemed	—	8,960	—
Investment advisory fees (Note 2)	180,402	341,859	428,266

Total Liabilities	22,302,825	9,681,262	19,136,969

NET ASSETS	$1,110,871,987	$966,597,970	$1,159,125,481

Net assets consist of:
Paid-in capital	$820,009,079	$1,068,642,577	$1,637,081,464
Undistributed net investment income	680,558	—	—
Accumulated net realized loss	(52,713,260)	(33,392,793)	(140,730,945)
Net unrealized appreciation (depreciation)	342,895,610	(68,651,814)	(337,225,038)

NET ASSETS	$1,110,871,987	$966,597,970	$1,159,125,481

Shares outstanding[b]	9,300,000	5,900,000	31,100,000

Net asset value per share	$119.45	$163.83	$37.27

[a]	Securities on loan with values of $21,428,338, $3,109,651 and $18,170,147, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,906,023,456	$2,841,194,305	$820,267,412
Affiliated (Note 2)	37,197,235	94,322,164	5,674,675

Total cost of investments	$1,943,220,691	$2,935,516,469	$825,942,087

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,909,957,219	$3,391,224,770	$800,441,490
Affiliated (Note 2)	37,209,543	94,342,296	5,674,765

Total fair value of investments	1,947,166,762	3,485,567,066	806,116,255
Receivables:
Investment securities sold	—	4,025	—
Dividends and interest	1,393,193	417,331	521,134
Capital shares sold	—	3,774	—

Total Assets	1,948,559,955	3,485,992,196	806,637,389

LIABILITIES
Payables:
Investment securities purchased	257,861	—	—
Collateral for securities on loan (Note 1)	36,257,269	92,580,712	4,649,335
Capital shares redeemed	—	5,912	33,745
Investment advisory fees (Note 2)	658,700	1,171,678	281,455

Total Liabilities	37,173,830	93,758,302	4,964,535

NET ASSETS	$1,911,386,125	$3,392,233,894	$801,672,854

Net assets consist of:
Paid-in capital	$1,939,212,989	$2,919,148,757	$852,538,912
Undistributed net investment income	931,554	539,726	—
Accumulated net realized loss	(32,704,489)	(77,505,186)	(31,040,226)
Net unrealized appreciation (depreciation)	3,946,071	550,050,597	(19,825,832)

NET ASSETS	$1,911,386,125	$3,392,233,894	$801,672,854

Shares outstanding[b]	12,050,000	24,550,000	6,200,000

Net asset value per share	$158.62	$138.18	$129.30

[a]	Securities on loan with values of $35,669,390, $89,177,083 and $4,715,348, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2017

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$19,652,936	$11,677,706	$32,665,751
Dividends — affiliated (Note 2)	104,999	4,151	3,820
Interest — unaffiliated	43	—	—
Securities lending income — affiliated — net (Note 2)	157,515	48,043	241,952

Total investment income	19,915,493	11,729,900	32,911,523

EXPENSES
Investment advisory fees (Note 2)	1,973,757	3,597,084	5,555,713

Total expenses	1,973,757	3,597,084	5,555,713

Net investment income	17,941,736	8,132,816	27,355,810

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(128,129)	(8,556,556)	(69,265,678)
Investments — affiliated (Note 2)	(1,571)	4,854	3,632
In-kind redemptions — unaffiliated	11,911,775	73,885,856	55,971,231
In-kind redemptions — affiliated (Note 2)	46,277	—	—
Realized gain distributions from affiliated funds	42	126	187

Net realized gain (loss)	11,828,394	65,334,280	(13,290,628)

Net change in unrealized appreciation/depreciation	134,033,913	51,399,806	(11,220,016)

Net realized and unrealized gain (loss)	145,862,307	116,734,086	(24,510,644)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,804,043	$124,866,902	$2,845,166

[a]	Net of foreign withholding tax of $1,316, $ — and $15,521, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$30,421,762	$43,931,912	$28,871,081
Dividends — affiliated (Note 2)	6,552	12,605	3,617
Securities lending income — affiliated — net (Note 2)	265,092	324,310	5,270

Total investment income	30,693,406	44,268,827	28,879,968

EXPENSES
Investment advisory fees (Note 2)	8,195,725	12,596,106	3,748,444

Total expenses	8,195,725	12,596,106	3,748,444

Net investment income	22,497,681	31,672,721	25,131,524

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(20,276,429)	(6,674,621)	(5,763,950)
Investments — affiliated (Note 2)	3,107	191	149
In-kind redemptions — unaffiliated	40,887,099	193,861,689	47,973,050
Realized gain distributions from affiliated funds	97	209	26

Net realized gain	20,613,874	187,187,468	42,209,275

Net change in unrealized appreciation/depreciation	130,548,641	665,112,454	5,477,996

Net realized and unrealized gain	151,162,515	852,299,922	47,687,271

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,660,196	$883,972,643	$72,818,795

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,941,736	$17,750,833	$8,132,816	$8,309,275
Net realized gain (loss)	11,828,394	65,118,389	65,334,280	(45,474,846)
Net change in unrealized appreciation/depreciation	134,033,913	(94,118,144)	51,399,806	(54,713,367)

Net increase (decrease) in net assets resulting from operations	163,804,043	(11,248,922)	124,866,902	(91,878,938)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,010,104)	(19,570,280)	(8,584,148)	(8,592,453)

Total distributions to shareholders	(18,010,104)	(19,570,280)	(8,584,148)	(8,592,453)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	74,257,888	127,991,606	1,935,091,399	1,763,351,888
Cost of shares redeemed	(26,413,681)	(148,855,518)	(1,649,499,268)	(2,291,005,221)

Net increase (decrease) in net assets from capital share transactions	47,844,207	(20,863,912)	285,592,131	(527,653,333)

INCREASE (DECREASE) IN NET ASSETS	193,638,146	(51,683,114)	401,874,885	(628,124,724)

NET ASSETS
Beginning of year	917,233,841	968,916,955	564,723,085	1,192,847,809

End of year	$1,110,871,987	$917,233,841	$966,597,970	$564,723,085

Undistributed net investment income included in net assets at end of year	$680,558	$611,701	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	650,000	1,250,000	12,600,000	12,200,000
Shares redeemed	(250,000)	(1,550,000)	(10,700,000)	(15,950,000)

Net increase (decrease) in shares outstanding	400,000	(300,000)	1,900,000	(3,750,000)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$27,355,810	$34,112,212	$22,497,681	$23,657,289
Net realized gain (loss)	(13,290,628)	(127,811,059)	20,613,874	138,406,693
Net change in unrealized appreciation/depreciation	(11,220,016)	(200,298,353)	130,548,641	(241,375,288)

Net increase (decrease) in net assets resulting from operations	2,845,166	(293,997,200)	173,660,196	(79,311,306)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,753,775)	(34,976,627)	(24,154,405)	(41,677,249)

Total distributions to shareholders	(27,753,775)	(34,976,627)	(24,154,405)	(41,677,249)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	744,590,274	605,799,967	643,518,210	1,295,784,371
Cost of shares redeemed	(809,559,508)	(1,246,938,677)	(690,074,440)	(1,725,232,328)

Net decrease in net assets from capital share transactions	(64,969,234)	(641,138,710)	(46,556,230)	(429,447,957)

INCREASE (DECREASE) IN NET ASSETS	(89,877,843)	(970,112,537)	102,949,561	(550,436,512)

NET ASSETS
Beginning of year	1,249,003,324	2,219,115,861	1,808,436,564	2,358,873,076

End of year	$1,159,125,481	$1,249,003,324	$1,911,386,125	$1,808,436,564

Undistributed net investment income included in net assets at end of year	$—	$154,308	$931,554	$2,588,186

SHARES ISSUED AND REDEEMED
Shares sold	18,900,000	16,600,000	4,250,000	8,450,000
Shares redeemed	(20,750,000)	(31,250,000)	(4,700,000)	(11,500,000)

Net decrease in shares outstanding	(1,850,000)	(14,650,000)	(450,000)	(3,050,000)

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$31,672,721	$33,051,142	$25,131,524	$19,832,855
Net realized gain (loss)	187,187,468	125,899,815	42,209,275	(7,194,609)
Net change in unrealized appreciation/depreciation	665,112,454	(292,658,697)	5,477,996	77,522,700

Net increase (decrease) in net assets resulting from operations	883,972,643	(133,707,740)	72,818,795	90,160,946

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,233,037)	(32,951,300)	(25,227,655)	(26,759,287)

Total distributions to shareholders	(31,233,037)	(32,951,300)	(25,227,655)	(26,759,287)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,103,058,373	892,739,855	504,457,483	792,166,468
Cost of shares redeemed	(957,278,403)	(1,202,109,593)	(815,999,744)	(439,792,849)

Net increase (decrease) in net assets from capital share transactions	145,779,970	(309,369,738)	(311,542,261)	352,373,619

INCREASE (DECREASE) IN NET ASSETS	998,519,576	(476,028,778)	(263,951,121)	415,775,278

NET ASSETS
Beginning of year	2,393,714,318	2,869,743,096	1,065,623,975	649,848,697

End of year	$3,392,233,894	$2,393,714,318	$801,672,854	$1,065,623,975

Undistributed net investment income included in net assets at end of year	$539,726	$99,842	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	9,200,000	8,250,000	4,000,000	6,900,000
Shares redeemed	(8,050,000)	(11,600,000)	(6,600,000)	(3,950,000)

Net increase (decrease) in shares outstanding	1,150,000	(3,350,000)	(2,600,000)	2,950,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$103.06	$105.32	$95.10	$80.50	$70.31

Income from investment operations:
Net investment income[a]	2.01	1.92	1.77	1.57	1.47
Net realized and unrealized gain (loss)[b]	16.40	(2.11)	10.22	14.58	10.20

Total from investment operations	18.41	(0.19)	11.99	16.15	11.67

Less distributions from:
Net investment income	(2.02)	(2.07)	(1.77)	(1.55)	(1.48)

Total distributions	(2.02)	(2.07)	(1.77)	(1.55)	(1.48)

Net asset value, end of year	$119.45	$103.06	$105.32	$95.10	$80.50

Total return	18.04%	(0.14)%	12.68%	20.23%	16.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,110,872	$917,234	$968,917	$889,168	$712,416
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.82%	1.88%	1.74%	1.78%	2.04%
Portfolio turnover rate[c]	4%	4%	4%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$141.18	$153.92	$137.21	$110.07	$93.21

Income from investment operations:
Net investment income[a]	1.54	1.50	1.24	1.24	1.09
Net realized and unrealized gain (loss)[b]	22.75	(12.63)	16.73	27.13	16.90

Total from investment operations	24.29	(11.13)	17.97	28.37	17.99

Less distributions from:
Net investment income	(1.64)	(1.61)	(1.26)	(1.23)	(1.13)

Total distributions	(1.64)	(1.61)	(1.26)	(1.23)	(1.13)

Net asset value, end of year	$163.83	$141.18	$153.92	$137.21	$110.07

Total return	17.32%	(7.24)%	13.10%	25.91%	19.51%

Ratios/Supplemental data:
Net assets, end of year (000s)	$966,598	$564,723	$1,192,848	$857,587	$539,321
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	0.99%	1.05%	0.80%	1.00%	1.13%
Portfolio turnover rate[c]	5%	11%	22%	12%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$37.91	$46.62	$53.49	$44.70	$41.05

Income from investment operations:
Net investment income[a]	0.84	1.06	1.02	0.77	0.69
Net realized and unrealized gain (loss)[b]	(0.62)	(8.66)	(6.87)	8.77	3.69

Total from investment operations	0.22	(7.60)	(5.85)	9.54	4.38

Less distributions from:
Net investment income	(0.86)	(1.11)	(1.02)	(0.75)	(0.73)

Total distributions	(0.86)	(1.11)	(1.02)	(0.75)	(0.73)

Net asset value, end of year	$37.27	$37.91	$46.62	$53.49	$44.70

Total return	0.52%	(16.20)%	(11.03)%	21.57%	10.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,159,125	$1,249,003	$2,219,116	$2,414,897	$1,215,787
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	2.17%	2.80%	2.04%	1.58%	1.65%
Portfolio turnover rate[c]	18%	15%	7%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$144.67	$151.70	$122.07	$99.61	$78.11

Income from investment operations:
Net investment income[a]	1.81	1.70	1.45	1.37	1.39
Net realized and unrealized gain (loss)[b]	14.07	(5.63)	29.70	22.39	21.48

Total from investment operations	15.88	(3.93)	31.15	23.76	22.87

Less distributions from:
Net investment income	(1.93)	(3.10)	(1.52)	(1.30)	(1.37)

Total distributions	(1.93)	(3.10)	(1.52)	(1.30)	(1.37)

Net asset value, end of year	$158.62	$144.67	$151.70	$122.07	$99.61

Total return	11.06%	(2.64)%	25.64%	23.99%	29.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,911,386	$1,808,437	$2,358,873	$2,703,810	$986,141
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.21%	1.13%	1.05%	1.21%	1.63%
Portfolio turnover rate[c]	6%	7%	8%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$102.30	$107.28	$90.83	$73.63	$75.75

Income from investment operations:
Net investment income[a]	1.33	1.30	1.20	1.01	0.78
Net realized and unrealized gain (loss)[b]	35.87	(4.97)	16.47	17.18	(2.14)

Total from investment operations	37.20	(3.67)	17.67	18.19	(1.36)

Less distributions from:
Net investment income	(1.32)	(1.31)	(1.22)	(0.99)	(0.76)

Total distributions	(1.32)	(1.31)	(1.22)	(0.99)	(0.76)

Net asset value, end of year	$138.18	$102.30	$107.28	$90.83	$73.63

Total return	36.57%	(3.45)%	19.53%	24.84%	(1.77)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,392,234	$2,393,714	$2,869,743	$3,946,472	$1,859,214
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.11%	1.24%	1.18%	1.21%	1.08%
Portfolio turnover rate[c]	4%	8%	8%	9%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$121.09	$111.09	$108.15	$102.50	$87.59

Income from investment operations:
Net investment income[a]	3.69	3.37	3.31	3.28	3.10
Net realized and unrealized gain[b]	8.46	11.18	3.11	5.60	14.84

Total from investment operations	12.15	14.55	6.42	8.88	17.94

Less distributions from:
Net investment income	(3.94)	(4.55)	(3.48)	(3.23)	(3.03)

Total distributions	(3.94)	(4.55)	(3.48)	(3.23)	(3.03)

Net asset value, end of year	$129.30	$121.09	$111.09	$108.15	$102.50

Total return	10.16%	13.61%	5.97%	9.08%	21.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$801,673	$1,065,624	$649,849	$740,802	$1,117,295
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	2.96%	3.02%	2.96%	3.38%	3.41%
Portfolio turnover rate[c]	9%	6%	3%	8%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Dow Jones U.S.
Barclays Capital Inc.	$204,798	$204,798	$—
BNP Paribas New York Branch	372,225	372,225	—
BNP Paribas Prime Brokerage Inc.	448,930	448,930	—
BNP Paribas Prime Brokerage International Ltd.	3,646	3,646	—
Citigroup Global Markets Inc.	2,284,561	2,284,561	—
Credit Suisse Securities (USA) LLC	1,510,501	1,510,501	—
Deutsche Bank Securities Inc.	2,236,169	2,236,169	—
Goldman Sachs & Co.	3,169,298	3,169,298	—
HSBC Bank PLC	590,232	590,232	—
Jefferies LLC	425	425	—
JPMorgan Securities LLC	3,630,551	3,630,551	—
Merrill Lynch, Pierce, Fenner & Smith	1,397,777	1,397,777	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,668,521	2,668,521	—
State Street Bank & Trust Company	1,953,306	1,953,306	—
UBS AG	157,954	157,954	—
UBS Securities LLC	736,662	736,662	—
Wells Fargo Securities LLC	62,782	62,782	—

	$21,428,338	$21,428,338	$—

Transportation Average
Goldman Sachs & Co.	$432,637	$432,637	$—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	386,464	386,464	—
State Street Bank & Trust Company	2,290,550	2,290,550	—

	$3,109,651	$3,109,651	$—

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Energy
Barclays Capital Inc.	$761,044	$761,044	$—
BNP Paribas New York Branch	823,737	823,737	—
BNP Paribas Prime Brokerage Inc.	475,883	475,883	—
Citigroup Global Markets Inc.	1,451,767	1,451,767	—
Credit Suisse Securities (USA) LLC	120,357	120,357	—
Deutsche Bank Securities Inc.	4,812,436	4,812,436	—
Goldman Sachs & Co.	4,166,358	4,166,358	—
JPMorgan Securities LLC	2,886,336	2,886,336	—
Merrill Lynch, Pierce, Fenner & Smith	30,702	30,702	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	26,563	26,563	—
Wells Fargo Securities LLC	2,614,964	2,607,159	(7,805)

	$18,170,147	$18,162,342	$(7,805)

U.S. Healthcare
Barclays Capital Inc.	$733,621	$733,621	$—
BNP Paribas New York Branch	103,543	103,543	—
BNP Paribas Prime Brokerage International Ltd.	5,056	5,056	—
Citigroup Global Markets Inc.	9,964,276	9,964,276	—
Credit Suisse Securities (USA) LLC	6,008,015	6,008,015	—
Deutsche Bank Securities Inc.	2,418,442	2,418,442	—
Goldman Sachs & Co.	5,288,912	5,288,912	—
HSBC Bank PLC	47,524	47,524	—
JPMorgan Securities LLC	3,160,716	3,160,716	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,763,303	3,763,303	—
Scotia Capital (USA) Inc.	35,709	35,709	—
State Street Bank & Trust Company	1,866,981	1,866,981	—
UBS AG	807,002	807,002	—
UBS Securities LLC	192,588	192,329	(259)
Wells Fargo Securities LLC	1,273,702	1,273,702	—

	$35,669,390	$35,669,131	$(259)

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Technology
Barclays Capital Inc.	$13,376	$13,376	$—
BNP Paribas New York Branch	643,324	643,324	—
BNP Paribas Prime Brokerage International Ltd.	3,354,569	3,354,569	—
Citigroup Global Markets Inc.	7,108,769	7,108,769	—
Credit Suisse Securities (USA) LLC	21,083	21,083	—
Deutsche Bank Securities Inc.	20,475,554	20,475,554	—
Goldman Sachs & Co.	8,680,507	8,680,507	—
Jefferies LLC	911,547	911,547	—
JPMorgan Securities LLC	15,148,041	15,148,041	—
Merrill Lynch, Pierce, Fenner & Smith	3,846,763	3,846,763	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	13,591,753	13,591,753	—
Nomura Securities International Inc.	12,298	12,298	—
Scotia Capital (USA) Inc.	2,892,657	2,892,657	—
State Street Bank & Trust Company	12,157,286	12,157,286	—
UBS AG	31,411	31,411	—
UBS Securities LLC	242,634	242,634	—
Wells Fargo Securities LLC	45,511	45,511	—

	$89,177,083	$89,177,083	$—

U.S. Utilities
Deutsche Bank Securities Inc.	$157,495	$157,495	$—
JPMorgan Securities LLC	155,364	155,364	—
Merrill Lynch, Pierce, Fenner & Smith	4,370,830	4,301,800	(69,030)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	39	39	—
Nomura Securities International Inc.	31,620	31,002	(618)

	$4,715,348	$4,645,700	$(69,648)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion, up to and including $30 billion
0.34	Over $30 billion, up to and including $40 billion
0.33	Over $40 billion, up to and including $50 billion
0.31	Over $50 billion

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$67,410
Transportation Average	24,010
U.S. Energy	101,014
U.S. Healthcare	116,809
U.S. Technology	147,186
U.S. Utilities	2,601

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$4,573,803	$2,417,266
U.S. Energy	13,099,855	20,059,775
U.S. Healthcare	23,223,044	5,363,945
U.S. Technology	21,593,669	7,975,605
U.S. Utilities	6,649,748	7,658,244

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$52,389,834	$39,373,770
Transportation Average	41,157,454	40,901,569
U.S. Energy	229,687,298	229,061,983
U.S. Healthcare	119,626,669	112,284,848
U.S. Technology	177,077,924	119,133,412
U.S. Utilities	76,823,250	80,629,185

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$73,857,881	$26,073,185
Transportation Average	1,931,531,013	1,646,458,565
U.S. Energy	740,525,514	805,999,669
U.S. Healthcare	640,037,677	685,174,706
U.S. Technology	1,096,884,377	953,758,829
U.S. Utilities	503,183,410	810,487,743

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards, distributions

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$1,012,716	$137,225	$(1,149,941)
Transportation Average	55,150,442	451,332	(55,601,774)
U.S. Energy	(41,025,490)	243,657	40,781,833
U.S. Healthcare	26,348,249	92	(26,348,341)
U.S. Technology	171,057,864	200	(171,058,064)
U.S. Utilities	40,933,008	96,131	(41,029,139)

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
Dow Jones U.S.
Ordinary income	$18,010,104	$19,570,280

Transportation Average
Ordinary income	$8,584,148	$8,592,453

U.S. Energy
Ordinary income	$27,753,775	$34,976,627

U.S. Healthcare
Ordinary income	$24,154,405	$41,677,249

U.S. Technology
Ordinary income	$31,233,037	$32,951,300

U.S. Utilities
Ordinary income	$25,227,655	$26,759,287

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Dow Jones U.S.	$670,935	$(32,098,984)	$322,290,957	$290,862,908
Transportation Average	—	(29,992,316)	(72,052,291)	(102,044,607)
U.S. Energy	—	(101,357,179)	(376,598,804)	(477,955,983)
U.S. Healthcare	931,554	(20,436,408)	(8,322,010)	(27,826,864)
U.S. Technology	539,726	(56,262,740)	528,808,151	473,085,137
U.S. Utilities	—	(28,579,378)	(22,286,680)	(50,866,058)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the characterization of corporate actions.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$—	$29,445,888	$2,653,096	$32,098,984
Transportation Average	21,306,416	3,834,866	4,851,034	29,992,316
U.S. Energy	43,425,789	47,146,200	10,785,190	101,357,179
U.S. Healthcare	13,179,695	5,013,547	2,243,166	20,436,408
U.S. Technology	30,147,510	19,733,772	6,381,458	56,262,740
U.S. Utilities	4,788,205	18,294,046	5,497,127	28,579,378

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Dow Jones U.S.	$1,988,593
Transportation Average	182,664
U.S. Technology	2,553,598
U.S. Utilities	877,806

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Dow Jones U.S. ETF, iShares Transportation Average ETF,

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF,

iShares U.S. Technology ETF and iShares U.S. Utilities ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$18,571,265
Transportation Average	10,896,002
U.S. Energy	32,231,107
U.S. Healthcare	30,221,102
U.S. Technology	43,718,826
U.S. Utilities	28,735,202

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Dow Jones U.S.	96.72%
Transportation Average	100.00
U.S. Energy	100.00
U.S. Healthcare	100.00
U.S. Technology	100.00
U.S. Utilities	100.00

TAX INFORMATION	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.990540	$—	$0.029831	$2.020371	99%	—%	1%	100%
Transportation Average	1.639750	—	—	1.639750	100	—	—	100
U.S Healthcare	1.926260	—	—	1.926260	100	—	—	100
U.S. Utilities	3.904307	—	0.035108	3.939415	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	538	40.76%
At NAV	186	14.09
Less than 0.0% and Greater than –0.5%	596	45.15

	1,320	100.00%

iShares Transportation Average ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	553	41.89%
At NAV	264	20.00
Less than 0.0% and Greater than –0.5%	502	38.03
Less than –0.5%	1	0.08

	1,320	100.00%

iShares U.S. Energy ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	547	41.44%
At NAV	228	17.27
Less than 0.0% and Greater than –0.5%	545	41.29

	1,320	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Healthcare ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	594	45.00%
At NAV	270	20.45
Less than 0.0% and Greater than –0.5%	456	34.55

	1,320	100.00%

iShares U.S. Technology ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	552	41.82%
At NAV	257	19.47
Less than 0.0% and Greater than –0.5%	511	38.71

	1,320	100.00%

iShares U.S. Utilities ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	435	32.95%
At NAV	297	22.50
Less than 0.0% and Greater than –0.5%	588	44.55

	1,320	100.00%

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	81

Notes:

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-401-0417

APRIL 30, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
➢	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
➢	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
➢	iShares U.S. Financial Services ETF | IYG | NYSE Arca
➢	iShares U.S. Financials ETF | IYF | NYSE Arca
➢	iShares U.S. Industrials ETF | IYJ | NYSE Arca
➢	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select ETF | KLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The Russell 3000® Index, a broad measure of U.S. equity performance, returned 18.58% for the reporting period.

Despite the strong overall performance, the U.S. equity market rose modestly in the first half of the reporting period. One contributing factor was a sluggish U.S. economy, which grew by 2.0% in 2016, its slowest calendar-year growth rate since 2011. Although economic growth improved in the second half of 2016, it slowed again in early 2017, as the economy grew at a 0.7% annual rate in the first quarter of 2017.

On the positive side, job growth remained robust as the unemployment rate declined to a 10-year low of 4.4%, and retail sales grew by 4.5% during the reporting period. However, other aspects of the economy continued to struggle, for example, manufacturing activity and business productivity remained muted, and government defense spending and investment declined during the reporting period.

A heightened level of volatility was also evident in the stock market during the first half of the reporting period amid continuing geopolitical conflicts and global unrest. In particular, equity investors reacted sharply to the affirmative vote on the United Kingdom’s referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey.

The bulk of the U.S. equity market’s advance for the reporting period occurred after the U.S. presidential election in November 2016. The new administration was expected to enact pro-business fiscal policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating economic growth. These expectations drove a strong equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The stock market remained on an upward trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (“the Fed”) in the last half of the reporting period. Mixed economic data kept the Fed on hold during the first six months of the reporting period, but improving growth in the third quarter of 2016 led the Fed to raise its short-term interest rate target in December 2016. The Fed acted again in March 2017, responding to the highest year-over-year inflation rate in five years. The two Fed interest rate increases raised the federal funds interest rate target to a range of 0.75% - 1.00%.

For the reporting period, small-capitalization stocks generated the strongest returns, outperforming mid- and large-capitalization stocks. Value and growth stocks were mixed with growth faring better than value among large-capitalization stocks, while value outperformed growth among mid- and small-capitalization stocks.

In terms of sector performance, the reporting period featured two distinct phases. Initially, defensive sectors of the equity market, such as real estate, utilities, consumer staples, and telecommunication services, were the top performers. These stocks led the market’s advance for most of 2016 as investors flocked to sectors with relatively high dividend yields in a low interest rate environment.

However, after the presidential election, investors rotated into more economically sensitive sectors of the market, including financials, information technology, materials, and industrials. These sectors were the leading performers for the full reporting period, while the more defensive sectors of the market trailed the broader market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. BASIC MATERIALS ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.88%	16.81%	17.43%	16.88%	16.81%	17.43%
5 Years	6.96%	6.96%	7.42%	40.01%	40.02%	43.01%
10 Years	4.90%	4.90%	5.36%	61.37%	61.34%	68.53%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,161.80	$2.36	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 16.88%, net of fees, while the total return for the Index was 17.43%.

The Index posted a strong gain for the reporting period, in line with the performance of the broader U.S. equity market.

A recovery in commodities prices was the most important driver of the Index’s robust performance during the reporting period. Commodities prices rose amid stronger demand for raw materials, particularly from China. After an 18-month downturn, China’s manufacturing sector began to recover in the second half of 2016, leading to increased demand for commodities.

Basic materials stocks also benefited from the economic optimism that developed after the U.S. presidential election in November 2016. Expectations that the new administration would implement policies to stimulate economic growth led to a sharp rise in economically sensitive sectors of the market, including basic materials stocks. In particular, plans for increased government spending on infrastructure improvements contributed to the advance in basic materials stocks during the reporting period.

Chemicals stocks, which represented approximately 80% of the Index on average during the reporting period, were the largest contributors to the Index’s performance. The chemicals industry benefited from continued strength in two important end markets, vehicle manufacturing and commercial construction. Additionally, the shale gas boom in the U.S. drove new investment in plants and equipment for petrochemical production.

Metals and mining stocks also contributed to the Index’s performance, reflecting a 15% increase in industrial metals prices during the reporting period. Within the metals and mining industry, steel producers were the most significant performance contributors, benefiting from reduced production capacity in China.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Chemicals	83.04%
Metals & Mining	15.79
Paper & Forest Products	0.72
Oil, Gas & Consumable Fuels	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Dow Chemical Co. (The)	11.67%
EI du Pont de Nemours & Co.	11.48
Monsanto Co.	8.52
Praxair Inc.	5.93
Ecolab Inc.	5.64
Air Products & Chemicals Inc.	5.09
PPG Industries Inc.	4.70
LyondellBasell Industries NV Class A	4.66
Nucor Corp.	3.26
Newmont Mining Corp.	2.99

TOTAL	63.94%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER GOODS ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.04%	9.05%	9.48%	9.04%	9.05%	9.48%
5 Years	12.42%	12.42%	12.91%	79.60%	79.60%	83.55%
10 Years	9.00%	8.99%	9.48%	136.66%	136.50%	147.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,077.40	$2.27	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 9.04%, net of fees, while the total return for the Index was 9.48%.

As represented by the Index, consumer goods stocks posted positive returns during the reporting period but underperformed the broader U.S. equity market.

The tobacco and household products industries contributed the most to the Index’s performance for the reporting period. Tobacco stocks benefited from such trends as lower-risk product introductions, merger possibilities, and generous dividend payouts. The household products industry, which makes non-durable goods used in and around the home, benefited from steady demand for its essential products as well as solid dividend payouts.

The food products industry also contributed to the Index’s performance during the reporting period. In addition to steady consumer demand, many large food and beverage companies have relatively high dividend payouts, which tend to attract income-oriented investors. Merger and acquisition activity also helped this industry.

The autos and components industry further contributed to the Index’s performance for the reporting period. The stocks of many large automakers and their suppliers of component parts benefited from strong U.S. vehicle sales.

In contrast, textile and apparel stocks detracted from the Index’s performance for the reporting period, driven lower in part by competition from low-cost retailers and the continuing rise of e-commerce.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*
Food, Beverage & Tobacco	51.63%
Household & Personal Products	17.89
Consumer Durables & Apparel	13.39
Automobiles & Components	10.13
Software & Services	3.19
Capital Goods	1.97
Retailing	1.25
Diversified Financials	0.37
Commercial & Professional Services	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*
Procter & Gamble Co. (The)	9.92%
Philip Morris International Inc.	7.64
Coca-Cola Co. (The)	7.41
PepsiCo Inc.	7.18
Altria Group Inc.	6.19
NIKE Inc. Class B	3.26
Mondelez International Inc. Class A	3.05
Colgate-Palmolive Co.	2.83
Kraft Heinz Co. (The)	2.39
Reynolds American Inc.	2.37

TOTAL	52.24%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER SERVICES ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.71%	15.72%	16.23%	15.71%	15.72%	16.23%
5 Years	16.30%	16.29%	16.81%	112.74%	112.72%	117.49%
10 Years	10.25%	10.25%	10.69%	165.30%	165.30%	176.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.70	$2.35	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 15.71%, net of fees, while the total return for the Index was 16.23%.

As represented by the Index, consumer services stocks posted positive returns for the reporting period but modestly trailed the broader U.S. equity market.

The retail industry contributed the most to the Index’s performance for the reporting period, led by the internet and direct marketing retail stocks, which benefited from consumers’ continuing shift to online shopping. In an environment of rising consumer confidence, specialty retail stocks were also meaningful contributors to the Index’s return, led by home improvement retailers.

The media industry made a solid contribution to the Index’s performance for the reporting period. Cable and satellite television stocks benefited from industry consolidation, which helped increase profit margins among the industry’s major providers.

Despite the overall strong performance by the retail industry, the multiline retail and drug retail industries detracted from the Index’s performance for the reporting period. Consisting of department and general merchandise stores, multiline retailers continued to struggle against consumer trends toward online commerce.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Retailing	38.30%
Media	23.57
Consumer Services	15.99
Food & Staples Retailing	13.47
Transportation	4.36
Health Care Equipment & Services	2.43
Commercial & Professional Services	1.55
Software & Services	0.14
Technology Hardware & Equipment	0.10
Capital Goods	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Amazon.com Inc.	11.49%
Home Depot Inc. (The)	5.97
Comcast Corp. Class A	5.82
Walt Disney Co. (The)	4.65
McDonald’s Corp.	3.59
Wal-Mart Stores Inc.	3.55
Priceline Group Inc. (The)	2.85
Starbucks Corp.	2.75
CVS Health Corp.	2.65
Costco Wholesale Corp.	2.44

TOTAL	45.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIAL SERVICES ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.74%	28.74%	29.31%	28.74%	28.74%	29.31%
5 Years	15.92%	15.94%	16.42%	109.34%	109.46%	113.85%
10 Years	(0.48)%	(0.49)%	(0.13)%	(4.72)%	(4.81)%	(1.32)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,211.00	$2.41	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 28.74%, net of fees, while the total return for the Index was 29.31%.

As represented by the Index, financial services stocks posted very strong returns for the reporting period, widely outperforming the broader U.S. equity market.

The banking industry, which represented more than half of the Index on average during the reporting period, was the largest contributor to the Index’s performance. The industry’s strong performance resulted primarily from a rising interest rate environment, which generally leads to higher net interest margins for banks, as the Fed raised interest rates twice during the reporting period. The election of Donald Trump to the U.S. presidency in November 2016 drove expectations that the new administration’s policies would stimulate economic growth and reduce regulation, further helping the banking industry during the reporting period.

The capital markets industry, which comprised approximately 24% of the Index on average during the reporting period, was also a meaningful contributor to the Index’s performance, led by investment banking and brokerage companies. In addition to expected industry deregulation, investment bank and brokerage stocks benefited from increased trading volumes during the post-election market upturn. Asset management company stocks also performed well during the reporting period.

The information technology services industry, which comprised 11% of the Index on average during the reporting period, also contributed to the Index’s performance. Within the industry, credit card companies posted solid gains, generating revenue increases due to stronger consumer spending and an ongoing shift toward credit card payments over cash.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*
Banks	57.26%
Diversified Financials	31.19
Software & Services	11.12
Insurance	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*
JPMorgan Chase & Co.	11.97%
Wells Fargo & Co.	9.34
Bank of America Corp.	9.01
Visa Inc. Class A	6.53
Citigroup Inc.	6.31
MasterCard Inc. Class A	4.22
Goldman Sachs Group Inc. (The)	3.19
U.S. Bancorp.	3.15
Morgan Stanley	2.40
American Express Co.	2.31

TOTAL	58.43%

* Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIALS ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.52%	21.51%	22.04%	21.52%	21.51%	22.04%
5 Years	14.30%	14.30%	14.79%	95.06%	95.11%	99.33%
10 Years	0.56%	0.56%	0.93%	5.74%	5.73%	9.67%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,160.50	$2.36	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIALS ETF

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 21.52%, net of fees, while the total return for the Index was 22.04%.

As represented by the Index, financials stocks posted a positive return during the reporting period, outperforming the broader U.S. equity market.

The banking industry, which represented approximately 31% of the Index on average during the reporting period, was the largest contributor to the Index’s performance. The industry’s strong performance resulted primarily from a rising interest rate environment, which generally leads to higher net interest margins for banks, as the Fed raised interest rates twice during the reporting period. The election of Donald Trump to the U.S. presidency in November 2016 drove expectations that the new administration’s fiscal policies would stimulate economic growth and reduce regulation, further helping the banking industry.

The insurance industry, which represented approximately 16% of the Index on average during the reporting period, was a meaningful contributor, led by property and casualty insurance companies and life and health insurers. Property and casualty insurers performed well against a backdrop of domestic economic growth, an improving labor market, and rising consumer confidence, which helped support solid premium growth. Health insurers benefited from a greater number of insured people under the Affordable Care Act.

The capital markets industry, representing approximately 13% of the Index on average during the reporting period was also a meaningful contributor to the Index’s performance, led by investment banks and brokerage companies. These stocks benefited from expected industry deregulation and increased trading volumes during the post-election market upturn. Asset management company stocks also performed well as robust global market activity increased assets under management.

Real estate investment trusts further contributed to the Index’s performance for the reporting period, helped by strong earnings growth due in part to record occupancy rates.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*
Banks	32.34%
Diversified Financials	25.63
Real Estate	20.56
Insurance	15.19
Software & Services	6.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*
Berkshire Hathaway Inc. Class B	6.83%
JPMorgan Chase & Co.	6.76
Wells Fargo & Co.	5.27
Bank of America Corp.	5.09
Visa Inc. Class A	3.69
Citigroup Inc.	3.56
MasterCard Inc. Class A	2.38
Goldman Sachs Group Inc. (The)	1.80
U.S. Bancorp.	1.78
Chubb Ltd.	1.39

TOTAL	38.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. INDUSTRIALS ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.13%	20.14%	20.70%	20.13%	20.14%	20.70%
5 Years	14.39%	14.40%	14.90%	95.88%	95.97%	100.24%
10 Years	7.99%	7.99%	8.45%	115.67%	115.60%	124.99%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,160.80	$2.36	$1,000.00	$1,022.60	$2.21	0.44%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INDUSTRIALS ETF

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 20.13%, net of fees, while the total return for the Index was 20.70%.

The Index posted a strong gain for the reporting period and outperformed the broader U.S. equity market.

As the reporting period began, U.S. manufacturing activity had experienced a year-over-year decline, reflecting generally weak economic conditions globally. By the end of the reporting period, however, U.S. industrial production rose by 1.5% on a year-over-year basis. The increase was driven primarily by increased output from utilities and mining companies.

In addition to improving industrial production levels, the Index benefited from the economic optimism that developed after the U.S. presidential election in November 2016. Expectations that the new administration would implement policies to stimulate economic growth led to a sharp rise in economically sensitive sectors of the market. In particular, plans for increased government spending on infrastructure improvements benefited the industrials sector.

Producers of capital goods, which represented approximately 60% of the Index on average during the reporting period, contributed the most to the Index’s performance, led by the aerospace and defense and machinery industries. Aerospace and defense stocks benefited from expectations of an increase in U.S. military spending, while machinery stocks benefitted from strong U.S. vehicle sales.

In the transportation industry, railroad stocks were the leading contributors to the Index’s performance for the reporting period, as rail companies stood to benefit significantly from an improving U.S. economy and increased infrastructure spending.

The information technology services industry, electronic equipment, instrument, and component industry, and industrial conglomerates industry also contributed to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*
Capital Goods	59.21%
Transportation	12.34
Software & Services	12.19
Materials	6.34
Technology Hardware & Equipment	4.31
Commercial & Professional Services	4.15
Pharmaceuticals, Biotechnology & Life Sciences	1.28
Utilities	0.18

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*
General Electric Co.	8.59%
3M Co.	3.96
Boeing Co. (The)	3.57
Honeywell International Inc.	3.39
Union Pacific Corp.	3.09
United Technologies Corp.	3.03
Accenture PLC Class A	2.56
United Parcel Service Inc. Class B	2.51
Lockheed Martin Corp.	2.28
Caterpillar Inc.	2.04

TOTAL	35.02%

MANAGEMENT’S DISCUSSION S OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.83%	16.84%	17.43%	16.83%	16.84%	17.43%
5 Years	12.97%	12.99%	13.54%	84.02%	84.13%	88.73%
10 Years	6.78%	6.78%	7.32%	92.78%	92.73%	102.66%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,130.60	$2.64	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 16.83%, net of fees, while the total return for the Index was 17.43%.

As represented by the Index, stocks of socially responsible U.S. companies posted strong positive gains for the reporting period, slightly trailing the broader U.S. equity market.

After a modest advance over the first half of the reporting period, stocks of socially responsible U.S. companies soared along with the broad stock market following the election of President Donald Trump in November 2016.

Ten of the 11 sectors in the Index contributed to the Index’s performance for the reporting period. The information technology sector, which represented the largest portion of the Index on average, contributed the most to the Index’s return. Information technology stocks posted impressive gains following the election of President Trump, despite widespread criticism of his proposals by information technology executives during the campaign. Expectations by some analysts that the information technology sector would be among the top beneficiaries of President Trump’s corporate tax reduction proposals helped drive the sector’s gains. Several sector trends also benefited the information technology sector, including growth in cloud computing, internet software, and mobile online advertising.

The financials and consumer discretionary sectors also contributed to the Index’s performance. The financials sector benefited from rising interest rates and expectations of a more lenient regulatory environment under the new administration. The consumer discretionary sector benefited from a 16-year high in consumer confidence in March 2017, as the U.S. job market strengthened and consumer debt levels declined.

The telecommunication services sector detracted fractionally from the Index’s performance for the reporting period, as weak returns from large integrated telecommunications companies offset gains by wireless communications companies.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	27.83%
Consumer Discretionary	13.91
Health Care	12.18
Industrials	9.96
Financials	9.61
Consumer Staples	9.52
Energy	5.34
Real Estate	4.47
Materials	2.96
Telecommunication Services	2.41
Utilities	1.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Microsoft Corp.	5.36%
Alphabet Inc. Class C	2.98
Alphabet Inc. Class A	2.90
Procter & Gamble Co. (The)	2.37
Verizon Communications Inc.	1.98
Coca-Cola Co. (The)	1.88
Walt Disney Co. (The)	1.85
Merck & Co. Inc.	1.82
Intel Corp.	1.82
Cisco Systems Inc.	1.81

TOTAL	24.77%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.92%	18.90%	19.55%	18.92%	18.90%	19.55%
5 Years	12.00%	11.99%	12.57%	76.20%	76.18%	80.75%
10 Years	6.64%	6.63%	7.16%	90.14%	90.01%	99.73%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,138.90	$2.65	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT ETF

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 18.92%, net of fees, while the total return for the Index was 19.55%.

As represented by the Index, stocks of socially responsible U.S. companies posted strong positive gains for the reporting period, closely tracking broader stock market indexes.

Stocks of socially responsible U.S. companies posted a modest advance over the first half of the reporting period, despite a brief decrease following the U.K.’s “Brexit” vote in June 2016 to leave the European Union. The Index then soared along with the broad stock market following the election of President Donald Trump in November 2016.

All 10 sectors represented in the Index made contributions to the Index’s return for the reporting period. The information technology sector, which represented the largest portion of the Index on average during the reporting period, contributed the most to the Index’s return. Information technology stocks posted impressive gains following the election of President Trump, despite widespread criticism of his proposals by information technology executives during the campaign. Expectations by some analysts that the information technology sector would be among the top beneficiaries of President Trump’s corporate tax reduction proposals helped drive the sector’s gains. In addition, several industry trends benefitted information technology stocks, including growth in cloud computing, internet software, and mobile online advertising.

The industrials sector, helped by the capital goods and transportation industries during the reporting period, benefited from expectations that the new administration’s fiscal policies would stimulate economic growth and reduce regulation and President Trump’s infrastructure spending plans. The financials sector benefited from rising interest rates and expectations during the reporting period of a less stringent regulatory environment under President Trump.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	25.27%
Health Care	14.11
Industrials	13.05
Financials	11.43
Consumer Staples	11.32
Consumer Discretionary	10.08
Real Estate	4.58
Materials	4.39
Energy	3.04
Utilities	2.73

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Microsoft Corp.	4.62%
3M Co.	4.56
Apple Inc.	3.72
Ecolab Inc.	3.17
Accenture PLC Class A	2.90
Henry Schein Inc.	2.43
Alphabet Inc. Class A	2.35
Cummins Inc.	2.14
BlackRock Inc.	2.10
Kellogg Co.	2.05

TOTAL	30.04%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 100.29%

CHEMICALS — 83.28%
AdvanSix Inc.[a]	48,744	$1,328,761
Air Products & Chemicals Inc.	349,071	49,044,476
Albemarle Corp.	180,585	19,667,512
Ashland Global Holdings Inc.	99,812	12,326,782
Axalta Coating Systems Ltd.[a]	347,187	10,891,256
Cabot Corp.	99,772	6,005,277
Celanese Corp. Series A	226,084	19,678,351
CF Industries Holdings Inc.	373,976	10,000,118
Chemours Co. (The)	293,824	11,838,169
Dow Chemical Co. (The)	1,790,749	112,459,037
Eastman Chemical Co.	235,006	18,741,729
Ecolab Inc.	421,193	54,371,804
EI du Pont de Nemours & Co.	1,387,000	110,613,250
FMC Corp.	214,473	15,705,858
GCP Applied Technologies Inc.[a,b]	113,973	3,749,712
HB Fuller Co.	80,585	4,257,306
Huntsman Corp.	317,577	7,866,382
Ingevity Corp.[a,b]	67,541	4,270,617
International Flavors & Fragrances Inc.	126,797	17,572,796
LyondellBasell Industries NV Class A	529,527	44,882,709
Minerals Technologies Inc.	56,208	4,423,570
Monsanto Co.	703,442	82,028,372
Mosaic Co. (The)	561,803	15,129,355
NewMarket Corp.	14,832	6,981,422
Olin Corp.	265,344	8,525,503
Platform Specialty Products Corp.[a,b]	339,521	4,811,013
PolyOne Corp.	131,817	5,168,545
PPG Industries Inc.	412,447	45,303,178
Praxair Inc.	457,327	57,156,728
RPM International Inc.	214,290	11,263,082
Scotts Miracle-Gro Co. (The) Class A	71,042	6,862,657
Sensient Technologies Corp.	71,164	5,821,215
Westlake Chemical Corp.	59,971	3,733,195
WR Grace & Co.	109,539	7,637,059

		800,116,796
METALS & MINING — 15.83%
Alcoa Corp.	236,154	7,965,474
Allegheny Technologies Inc.	174,491	3,201,910
Carpenter Technology Corp.	74,952	3,043,051
Commercial Metals Co.	185,397	3,455,800
Compass Minerals International Inc.[b]	54,218	3,578,388
Freeport-McMoRan Inc.[a]	2,133,263	27,199,103

Security	Shares	Value
Newmont Mining Corp.	852,662	$28,828,502
Nucor Corp.	511,515	31,371,215
Reliance Steel & Aluminum Co.	116,881	9,212,560
Royal Gold Inc.	104,811	7,408,042
Steel Dynamics Inc.	388,792	14,050,943
Stillwater Mining Co.[a]	193,598	3,480,892
U.S. Steel Corp.	279,608	6,240,851
Worthington Industries Inc.	70,483	3,066,011

		152,102,742
OIL, GAS & CONSUMABLE FUELS — 0.45%
CONSOL Energy Inc.[a]	283,426	4,302,407

		4,302,407
PAPER & FOREST PRODUCTS — 0.73%
Domtar Corp.	100,409	3,981,217
KapStone Paper and Packaging Corp.	141,146	2,976,769

		6,957,986

TOTAL COMMON STOCKS
(Cost: $989,947,292)		963,479,931

SHORT-TERM INVESTMENTS — 0.38%

MONEY MARKET FUNDS — 0.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	2,222,421	2,223,310
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	1,436,557	1,436,557

		3,659,867

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,658,982)		3,659,867

TOTAL INVESTMENTS IN SECURITIES — 100.67%
(Cost: $993,606,274)[f]		967,139,798
Other Assets, Less Liabilities — (0.67)%		(6,392,857)

NET ASSETS — 100.00%		$960,746,941

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $997,797,889. Net unrealized depreciation was $30,658,091, of which $40,495,322 represented gross unrealized appreciation on securities and $71,153,413 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$963,479,931	$—	$—	$963,479,931
Money market funds	3,659,867	—	—	3,659,867

Total	$967,139,798	$—	$—	$967,139,798

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.82%

AUTO COMPONENTS — 3.66%
Adient PLC	29,889	$2,198,635
Autoliv Inc.	28,179	2,823,254
BorgWarner Inc.	63,858	2,699,916
Cooper Tire & Rubber Co.	16,774	642,444
Dana Inc.	45,874	890,873
Delphi Automotive PLC	86,100	6,922,440
Gentex Corp.	91,761	1,894,865
Goodyear Tire & Rubber Co. (The)	80,375	2,911,986
Lear Corp.	22,175	3,163,486
Tenneco Inc.	17,579	1,108,004
Visteon Corp.[a]	10,521	1,083,137

		26,339,040

AUTOMOBILES — 6.46%
Ford Motor Co.	1,246,751	14,300,234
General Motors Co.	435,385	15,081,737
Harley-Davidson Inc.	56,320	3,199,539
Tesla Inc.[a,b]	39,615	12,441,883
Thor Industries Inc.	15,283	1,469,919

		46,493,312

BEVERAGES — 18.72%
Brown-Forman Corp. Class A	18,306	879,786
Brown-Forman Corp. Class B	56,497	2,673,438
Coca-Cola Co. (The)	1,234,188	53,255,212
Constellation Brands Inc. Class A	55,162	9,517,652
Dr Pepper Snapple Group Inc.	58,477	5,359,417
Molson Coors Brewing Co. Class B	58,892	5,647,154
Monster Beverage Corp.[a,b]	128,493	5,831,012
PepsiCo Inc.	455,845	51,638,122

		134,801,793

COMMERCIAL SERVICES & SUPPLIES — 0.18%
Herman Miller Inc.	19,092	631,945
HNI Corp.	14,100	659,316

		1,291,261

DISTRIBUTORS — 1.25%
Genuine Parts Co.	47,394	4,361,196
LKQ Corp.[a]	98,374	3,073,204
Pool Corp.	13,147	1,572,644

		9,007,044

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.36%
Leucadia National Corp.	103,429	$2,626,062

		2,626,062

FOOD PRODUCTS — 16.65%
Archer-Daniels-Midland Co.	182,398	8,344,709
B&G Foods Inc.	21,172	889,224
Bunge Ltd.	44,540	3,519,996
Campbell Soup Co.	61,787	3,555,224
Conagra Brands Inc.	132,053	5,121,015
Darling Ingredients Inc.[a]	52,482	794,053
Dean Foods Co.	28,914	570,762
Flowers Foods Inc.	58,716	1,151,421
General Mills Inc.	185,254	10,653,958
Hain Celestial Group Inc. (The)[a]	33,041	1,222,187
Hershey Co. (The)	44,607	4,826,477
Hormel Foods Corp.	86,138	3,021,721
Ingredion Inc.	22,926	2,838,697
JM Smucker Co. (The)	37,184	4,711,956
Kellogg Co.	80,748	5,733,108
Kraft Heinz Co. (The)	190,486	17,218,030
Lamb Weston Holdings Inc.	44,317	1,850,235
Lancaster Colony Corp.	6,197	780,202
McCormick & Co. Inc./MD	36,302	3,626,570
Mead Johnson Nutrition Co.	58,586	5,197,750
Mondelez International Inc. Class A	487,597	21,956,493
Pinnacle Foods Inc.	37,738	2,194,465
Post Holdings Inc.[a,b]	20,533	1,728,673
Snyder’s-Lance Inc.	27,378	965,348
TreeHouse Foods Inc.[a]	18,142	1,589,239
Tyson Foods Inc. Class A	91,648	5,889,300

		119,950,813

HOUSEHOLD DURABLES — 4.90%
CalAtlantic Group Inc.	23,062	835,306
DR Horton Inc.	108,533	3,569,650
Helen of Troy Ltd.[a]	8,596	808,024
Leggett & Platt Inc.	42,718	2,244,404
Lennar Corp. Class A	64,895	3,277,197
Lennar Corp. Class B	3,114	132,688
Mohawk Industries Inc.[a]	20,137	4,727,966
Newell Brands Inc.	154,075	7,355,540
NVR Inc.[a]	1,100	2,322,375
PulteGroup Inc.	91,364	2,071,222

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2017

Security	Shares	Value
Tempur Sealy International Inc.[a,b]	14,904	$699,743
Toll Brothers Inc.	47,220	1,699,448
Tupperware Brands Corp.	16,244	1,166,482
Whirlpool Corp.	23,794	4,418,070

		35,328,115

HOUSEHOLD PRODUCTS — 16.41%
Church & Dwight Co. Inc.	81,328	4,028,176
Clorox Co. (The)	40,970	5,477,279
Colgate-Palmolive Co.	281,979	20,313,767
Energizer Holdings Inc.	19,779	1,171,510
Kimberly-Clark Corp.	113,625	14,742,844
Procter & Gamble Co. (The)	816,530	71,307,565
Spectrum Brands Holdings Inc.	7,816	1,123,394

		118,164,535

LEISURE PRODUCTS — 1.33%
Brunswick Corp./DE	28,592	1,622,596
Hasbro Inc.	35,728	3,541,002
Mattel Inc.	109,375	2,452,187
Polaris Industries Inc.	18,699	1,594,277
Vista Outdoor Inc.[a]	18,445	360,784

		9,570,846

MACHINERY — 1.97%
Middleby Corp. (The)[a]	18,379	2,501,933
Snap-on Inc.	18,515	3,101,818
Stanley Black & Decker Inc.	48,737	6,635,543
WABCO Holdings Inc.[a]	16,368	1,945,664

		14,184,958

PERSONAL PRODUCTS — 1.45%
Avon Products Inc.[a]	139,526	676,701
Edgewell Personal Care Co.[a]	18,357	1,312,342
Estee Lauder Companies Inc. (The) Class A	70,997	6,186,679
Herbalife Ltd.[a,b]	22,297	1,410,508
Nu Skin Enterprises Inc. Class A	15,739	869,265

		10,455,495

SOFTWARE — 3.18%
Activision Blizzard Inc.	220,928	11,543,488
Electronic Arts Inc.[a]	98,461	9,336,072
Take-Two Interactive Software Inc.[a,b]	32,392	2,035,837

		22,915,397

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 7.13%
Carter’s Inc.	15,522	$1,428,645
Coach Inc.	89,629	3,530,486
Deckers Outdoor Corp.[a]	10,208	608,295
Fossil Group Inc.[a,b]	13,446	231,943
G-III Apparel Group Ltd.[a,b]	14,138	335,071
Hanesbrands Inc.	120,963	2,638,203
Kate Spade & Co.[a]	40,870	711,138
lululemon athletica Inc.[a,b]	34,143	1,775,436
Michael Kors Holdings Ltd.[a]	51,886	1,936,904
NIKE Inc. Class B	423,272	23,453,501
PVH Corp.	25,316	2,557,675
Ralph Lauren Corp.	17,994	1,452,476
Skechers U.S.A. Inc. Class Aa,b	42,726	1,078,831
Steven Madden Ltd.[a,b]	17,280	657,504
Under Armour Inc. Class Aa,b	58,687	1,261,184
Under Armour Inc. Class Ca,b	58,882	1,142,900
VF Corp.	105,805	5,780,127
Wolverine World Wide Inc.	30,823	743,143

		51,323,462

TOBACCO — 16.17%
Altria Group Inc.	619,442	44,463,547
Philip Morris International Inc.	495,508	54,922,107
Reynolds American Inc.	264,155	17,037,997

		116,423,651

TOTAL COMMON STOCKS
(Cost: $710,237,358)		718,875,784

SHORT-TERM INVESTMENTS — 3.97%

MONEY MARKET FUNDS — 3.97%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	28,154,555	28,165,817
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	403,730	403,730

		28,569,547

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,564,899)		28,569,547

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 103.79%
(Cost: $738,802,257)[f]	$747,445,331
Other Assets, Less Liabilities — (3.79)%	(27,261,372)

NET ASSETS — 100.00%	$720,183,959

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $740,898,028. Net unrealized appreciation was $6,547,303, of which $40,160,020 represented gross unrealized appreciation on securities and $33,612,717 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$718,875,784	$—	$—	$718,875,784
Money market funds	28,569,547	—	—	28,569,547

Total	$747,445,331	$—	$—	$747,445,331

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.88%

AIRLINES — 4.22%
Alaska Air Group Inc.	26,416	$2,247,738
Allegiant Travel Co.	2,824	410,610
American Airlines Group Inc.	107,073	4,563,451
Delta Air Lines Inc.	154,042	6,999,668
JetBlue Airways Corp.[a]	73,100	1,595,773
Southwest Airlines Co.	130,164	7,317,820
Spirit Airlines Inc.[a]	14,721	843,072
United Continental Holdings Inc.[a]	60,465	4,245,248

		28,223,380
COMMERCIAL SERVICES & SUPPLIES — 0.51%
Copart Inc.[a]	43,146	1,333,211
KAR Auction Services Inc.	29,153	1,271,654
Rollins Inc.	20,442	793,763

		3,398,628
DIVERSIFIED CONSUMER SERVICES — 1.01%
Bright Horizons Family Solutions Inc.[a]	9,395	715,147
DeVry Education Group Inc.	12,339	467,031
Graham Holdings Co. Class B	1,010	607,717
Grand Canyon Education Inc.[a]	10,118	760,469
H&R Block Inc.	45,348	1,124,177
Houghton Mifflin Harcourt Co.[a,b]	22,567	259,521
Service Corp. International/U.S.	40,297	1,298,369
ServiceMaster Global Holdings Inc.[a,b]	28,555	1,087,945
Sotheby’sa	10,002	473,695

		6,794,071
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.10%
Dolby Laboratories Inc. Class A	12,236	645,204

		645,204
FOOD & STAPLES RETAILING — 13.45%
Casey’s General Stores Inc.	8,301	930,293
Costco Wholesale Corp.	92,018	16,335,035
CVS Health Corp.	215,015	17,725,836
Kroger Co. (The)	195,621	5,800,163
Rite Aid Corp.[a]	222,234	888,936
Sprouts Farmers Market Inc.[a,b]	28,645	639,070
Sysco Corp.	105,317	5,568,110
United Natural Foods Inc.[a]	10,875	451,639

Security	Shares	Value
Wal-Mart Stores Inc.	315,688	$23,733,424
Walgreens Boots Alliance Inc.	179,537	15,537,132
Whole Foods Market Inc.	66,964	2,435,481

		90,045,119
HEALTH CARE PROVIDERS & SERVICES — 2.42%
AmerisourceBergen Corp.	35,114	2,881,104
Cardinal Health Inc.	66,859	4,853,295
Chemed Corp.	3,485	701,809
McKesson Corp.	44,880	6,206,455
VCA Inc.[a]	17,148	1,570,242

		16,212,905
HOTELS, RESTAURANTS & LEISURE — 14.96%
Aramark	52,879	1,931,141
Bloomin’ Brands Inc.	22,780	494,098
Brinker International Inc.	10,656	470,889
Buffalo Wild Wings Inc.[a]	4,224	665,491
Carnival Corp.	87,803	5,423,591
Cheesecake Factory Inc. (The)[b]	9,453	606,504
Chipotle Mexican Grill Inc.[a,b]	6,076	2,882,880
Choice Hotels International Inc.	7,778	487,681
Cracker Barrel Old Country Store Inc.[b]	5,118	819,852
Darden Restaurants Inc.	26,694	2,274,062
Domino’s Pizza Inc.	10,125	1,836,574
Dunkin’ Brands Group Inc.	19,417	1,084,634
Hilton Grand Vacations Inc.[a]	12,579	421,019
Hilton Worldwide Holdings Inc.	40,969	2,415,942
Hyatt Hotels Corp. Class Aa	9,212	511,266
Jack in the Box Inc.	6,880	701,554
Las Vegas Sands Corp.	77,616	4,578,568
Marriott International Inc./MD Class A	66,569	6,285,445
Marriott Vacations Worldwide Corp.	5,228	576,021
McDonald’s Corp.	171,683	24,023,602
MGM Resorts International	103,188	3,168,903
Norwegian Cruise Line Holdings Ltd.[a]	34,433	1,856,972
Panera Bread Co. Class Aa	4,624	1,445,832
Royal Caribbean Cruises Ltd.	35,671	3,802,529
Six Flags Entertainment Corp.	18,102	1,133,366
Starbucks Corp.	305,520	18,349,531
Texas Roadhouse Inc.	13,725	643,428
Vail Resorts Inc.	8,412	1,662,716
Wendy’s Co. (The)	42,831	631,329

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2017

Security	Shares	Value
Wyndham Worldwide Corp.	22,595	$2,153,529
Wynn Resorts Ltd.	16,722	2,056,973
Yum! Brands Inc.	71,377	4,693,038

		100,088,960
INTERNET & DIRECT MARKETING RETAIL — 17.75%
Amazon.com Inc.[a]	83,027	76,799,145
Expedia Inc.	25,330	3,387,128
Groupon Inc.[a]	87,994	344,936
HSN Inc.	7,061	260,551
Liberty Expedia Holdings Inc. Class Aa,b	11,633	561,990
Liberty Interactive Corp. QVC Group Series Aa	93,361	1,977,386
Liberty TripAdvisor Holdings Inc. Class Aa	15,595	229,246
Liberty Ventures Series Aa,b	17,288	930,959
Netflix Inc.[a]	90,389	13,757,206
Priceline Group Inc. (The)[a]	10,313	19,046,255
Shutterfly Inc.[a,b]	7,423	385,254
TripAdvisor Inc.[a]	24,108	1,085,101

		118,765,157
INTERNET SOFTWARE & SERVICES — 0.07%
Yelp Inc.[a]	12,931	457,887

		457,887
IT SERVICES — 0.07%
Acxiom Corp.[a]	16,697	482,543

		482,543
MEDIA — 23.54%
AMC Networks Inc. Class Aa,b	12,586	751,133
Cable One Inc.	1,005	685,269
CBS Corp. Class A	1,805	121,386
CBS Corp. Class B NVS	78,795	5,244,595
Charter Communications Inc. Class Aa	45,243	15,616,074
Cinemark Holdings Inc.	22,455	970,056
Comcast Corp. Class A	992,139	38,881,927
Discovery Communications Inc. Class Aa	32,198	926,659
Discovery Communications Inc. Class C NVS[a]	46,569	1,303,001
DISH Network Corp. Class Aa	48,395	3,118,574
Gannett Co. Inc.	25,439	212,670
Interpublic Group of Companies Inc. (The)	83,517	1,968,496

Security	Shares	Value
John Wiley & Sons Inc. Class A	9,639	$507,975
Liberty Broadband Corp. Class Aa	5,637	506,935
Liberty Broadband Corp. Class Ca	14,232	1,297,389
Liberty Global PLC Class Ba	811	29,277
Liberty Global PLC Series Aa	54,060	1,914,805
Liberty Global PLC Series C NVS[a]	135,407	4,686,436
Liberty Global PLC LiLAC Class Aa	11,288	242,353
Liberty Global PLC LiLAC Class Ca,b	25,883	565,285
Liberty Media Corp.-Liberty Formula One Class Aa,b	4,609	156,291
Liberty Media Corp.-Liberty Formula One Class Ca,b	9,737	340,990
Liberty Media Corp.-Liberty SiriusXM Class Aa	18,269	696,049
Liberty Media Corp.-Liberty SiriusXM Class Ca	37,131	1,410,607
Lions Gate Entertainment Corp. Class A	12,430	325,293
Lions Gate Entertainment Corp. Class Ba	23,527	561,119
Live Nation Entertainment Inc.[a]	28,148	905,240
Madison Square Garden Co. (The)[a]	3,118	629,119
Meredith Corp.	8,624	504,935
New York Times Co. (The) Class A	26,462	382,376
News Corp. Class A	80,828	1,028,132
News Corp. Class B	26,144	339,872
Omnicom Group Inc.	49,399	4,056,646
Regal Entertainment Group Class A	22,429	495,008
Scripps Networks Interactive Inc. Class A	20,087	1,500,901
Sinclair Broadcast Group Inc. Class A	13,318	525,395
Sirius XM Holdings Inc.[b]	365,382	1,808,641
TEGNA Inc.	45,410	1,157,047
Time Inc.	21,395	325,204
Time Warner Inc.	162,329	16,114,400
Tribune Media Co. Class A	15,865	580,024
Twenty-First Century Fox Inc. Class A	221,469	6,763,663
Twenty-First Century Fox Inc. Class B	103,830	3,100,364
Viacom Inc. Class A	2,307	102,892

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2017

Security	Shares	Value
Viacom Inc. Class B NVS	74,020	$3,150,291
Walt Disney Co. (The)	268,551	31,044,496

		157,555,290
MULTILINE RETAIL — 3.03%
Big Lots Inc.[b]	9,578	483,593
Dillard’s Inc. Class A	5,628	311,622
Dollar General Corp.	54,007	3,926,849
Dollar Tree Inc.[a]	50,192	4,154,392
JC Penney Co. Inc.[a,b]	66,506	357,802
Kohl’s Corp.	37,225	1,452,892
Macy’s Inc.	64,275	1,878,116
Nordstrom Inc.	24,548	1,184,932
Target Corp.	117,465	6,560,420

		20,310,618
PROFESSIONAL SERVICES — 1.04%
Dun & Bradstreet Corp. (The)	7,796	854,520
IHS Markit Ltd.[a]	72,404	3,142,334
Nielsen Holdings PLC	71,641	2,946,594

		6,943,448
ROAD & RAIL — 0.14%
Avis Budget Group Inc.[a]	18,748	571,814
Hertz Global Holdings Inc.[a,b]	21,924	361,527

		933,341
SPECIALTY RETAIL — 17.47%
Aaron’s Inc.	13,735	493,636
Abercrombie & Fitch Co. Class A	15,298	183,423
Advance Auto Parts Inc.	15,794	2,244,959
American Eagle Outfitters Inc.	36,643	516,300
Asbury Automotive Group Inc.[a]	4,333	265,180
Ascena Retail Group Inc.[a,b]	38,199	149,358
AutoNation Inc.[a,b]	13,970	586,740
AutoZone Inc.[a]	6,038	4,179,443
Bed Bath & Beyond Inc.	32,051	1,241,976
Best Buy Co. Inc.	57,310	2,969,231
Burlington Stores Inc.[a]	14,917	1,475,590
Cabela’s Inc.[a]	10,981	599,563
CarMax Inc.[a]	39,942	2,336,607
Chico’s FAS Inc.	28,067	387,886
CST Brands Inc.	16,115	778,193
Dick’s Sporting Goods Inc.	18,590	939,725
DSW Inc. Class A	16,351	337,158
Five Below Inc.[a]	11,794	579,321
Foot Locker Inc.	28,456	2,200,787

Security	Shares	Value
GameStop Corp. Class A	21,833	$495,391
Gap Inc. (The)	46,431	1,216,492
Genesco Inc.[a]	4,538	241,875
GNC Holdings Inc. Class Ab	15,594	121,321
Group 1 Automotive Inc.	4,333	298,760
Home Depot Inc. (The)	255,605	39,899,941
L Brands Inc.	51,361	2,712,374
Lithia Motors Inc. Class A	5,020	479,661
Lowe’s Companies Inc.	181,550	15,409,964
Murphy USA Inc.[a]	7,793	542,159
O’Reilly Automotive Inc.[a,b]	19,403	4,814,854
Office Depot Inc.	113,587	564,527
Ross Stores Inc.	83,015	5,395,975
Sally Beauty Holdings Inc.[a]	30,759	585,036
Signet Jewelers Ltd.	14,701	967,914
Staples Inc.	137,579	1,344,147
Tiffany & Co.	22,524	2,064,325
TJX Companies Inc. (The)	136,665	10,747,336
Tractor Supply Co.	27,596	1,708,468
Ulta Salon Cosmetics & Fragrance Inc.[a]	12,295	3,460,305
Urban Outfitters Inc.[a,b]	18,913	432,729
Williams-Sonoma Inc.	17,290	934,525

		116,903,155
TRADING COMPANIES & DISTRIBUTORS — 0.10%
Beacon Roofing Supply Inc.[a]	12,877	638,313

		638,313

TOTAL COMMON STOCKS
(Cost: $625,807,649)		668,398,019

SHORT-TERM INVESTMENTS — 2.42%

MONEY MARKET FUNDS — 2.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	15,419,209	15,425,376
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	814,889	814,889

		16,240,265

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,237,200)		16,240,265

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 102.30%
(Cost: $642,044,849)[f]	$684,638,284
Other Assets, Less Liabilities — (2.30)%	(15,419,930)

NET ASSETS — 100.00%	$669,218,354

NVS—Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $646,408,579. Net unrealized appreciation was $38,229,705, of which $96,425,196 represented gross unrealized appreciation on securities and $58,195,491 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$668,398,019	$—	$—	$668,398,019
Money market funds	16,240,265	—	—	16,240,265

Total	$684,638,284	$—	$—	$684,638,284

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.80%

BANKS — 56.43%
Associated Banc-Corp.	83,909	$2,089,334
BancorpSouth Inc.	47,073	1,433,373
Bank of America Corp.	5,512,853	128,669,989
Bank of Hawaii Corp.	23,457	1,911,276
Bank of the Ozarks Inc.	50,372	2,391,159
BankUnited Inc.	57,712	2,036,657
BB&T Corp.	444,545	19,195,453
BOK Financial Corp.	11,547	973,297
Cathay General Bancorp.	41,406	1,575,498
CIT Group Inc.	111,119	5,145,921
Citigroup Inc.	1,523,610	90,075,823
Citizens Financial Group Inc.	279,939	10,276,561
Comerica Inc.	96,690	6,835,983
Commerce Bancshares Inc./MO	48,215	2,649,414
Cullen/Frost Bankers Inc.	31,355	2,959,598
East West Bancorp. Inc.	79,565	4,317,993
Fifth Third Bancorp.	412,681	10,081,797
First Financial Bankshares Inc.	36,484	1,457,536
First Horizon National Corp.	129,015	2,367,425
First Republic Bank/CA	84,789	7,839,591
FNB Corp./PA	177,047	2,521,149
Fulton Financial Corp.	96,301	1,776,753
Glacier Bancorp. Inc.	42,219	1,426,158
Hancock Holding Co.	46,546	2,173,698
Huntington Bancshares Inc./OH	597,139	7,679,208
IBERIABANK Corp.	28,089	2,228,862
International Bancshares Corp.	32,137	1,201,924
Investors Bancorp. Inc.	170,877	2,366,646
JPMorgan Chase & Co.	1,964,224	170,887,488
KeyCorp	589,743	10,756,912
M&T Bank Corp.	84,773	13,174,572
MB Financial Inc.	39,515	1,679,783
PacWest Bancorp.	65,931	3,256,332
People’s United Financial Inc.	188,805	3,298,423
PNC Financial Services Group Inc. (The)[a]	267,357	32,016,001
Popular Inc.	57,336	2,402,952
PrivateBancorp. Inc.	44,190	2,552,856
Prosperity Bancshares Inc.	38,374	2,578,733
Regions Financial Corp.	662,798	9,113,473
Signature Bank/New York NYb	29,529	4,088,290
SunTrust Banks Inc.	270,248	15,352,789
SVB Financial Group[b,c]	28,768	5,061,442

Security	Shares	Value
Synovus Financial Corp.	67,568	$2,824,342
TCF Financial Corp.	94,214	1,555,473
Texas Capital Bancshares Inc.[b]	27,378	2,083,466
Trustmark Corp.	37,553	1,247,511
U.S. Bancorp.	875,684	44,905,076
UMB Financial Corp.	24,243	1,757,375
Umpqua Holdings Corp.	121,761	2,151,517
United Bankshares Inc./WV	57,437	2,291,736
Valley National Bancorp.	145,890	1,715,666
Webster Financial Corp.	50,853	2,583,841
Wells Fargo & Co.	2,476,252	133,321,408
Western Alliance Bancorp.[b]	52,247	2,502,631
Wintrust Financial Corp.	28,971	2,052,885
Zions BanCorp.	111,330	4,456,540

		807,327,589
CAPITAL MARKETS — 24.72%
Affiliated Managers Group Inc.	31,175	5,162,268
Ameriprise Financial Inc.	84,721	10,831,580
Bank of New York Mellon Corp. (The)	570,502	26,847,824
BlackRock Inc.[a]	66,895	25,725,810
CBOE Holdings Inc.	50,441	4,156,843
Charles Schwab Corp. (The)	668,015	25,952,383
CME Group Inc.	186,752	21,698,715
Donnelley Financial Solutions Inc.[b]	14,766	328,101
E*TRADE Financial Corp.[b]	151,039	5,218,397
Eaton Vance Corp. NVS	63,383	2,721,032
FactSet Research Systems Inc.	21,835	3,564,782
Federated Investors Inc. Class B	27,048	725,427
Financial Engines Inc.	31,675	1,346,188
Franklin Resources Inc.	189,618	8,174,432
Goldman Sachs Group Inc. (The)	203,748	45,598,802
Intercontinental Exchange Inc.	327,576	19,720,075
Invesco Ltd.	221,937	7,310,605
Janus Capital Group Inc.	79,666	1,088,238
Lazard Ltd. Class A	71,599	3,074,461
Legg Mason Inc.	47,819	1,787,474
LPL Financial Holdings Inc.	43,790	1,840,932
MarketAxess Holdings Inc.	20,788	4,002,106
Moody’s Corp.	91,293	10,801,788
Morgan Stanley	790,177	34,269,976
MSCI Inc.	49,810	4,996,939
Nasdaq Inc.	63,285	4,358,438
Northern Trust Corp.	118,266	10,643,940
Raymond James Financial Inc.	70,305	5,239,129

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2017

Security	Shares	Value
S&P Global Inc.	142,084	$19,066,252
SEI Investments Co.	73,729	3,738,798
State Street Corp.	197,436	16,564,880
Stifel Financial Corp.[b]	37,681	1,841,470
T Rowe Price Group Inc.	133,853	9,488,839
TD Ameritrade Holding Corp.	133,527	5,110,078
Waddell & Reed Financial Inc. Class A	36,325	653,487

		353,650,489
CONSUMER FINANCE — 6.41%
Ally Financial Inc.	259,318	5,134,496
American Express Co.	416,317	32,993,122
Capital One Financial Corp.	264,299	21,244,354
Discover Financial Services	212,003	13,269,268
LendingClub Corp.[b]	177,446	1,038,059
Navient Corp.	160,823	2,444,510
PRA Group Inc.[b]	25,707	827,765
SLM Corp.[b]	237,024	2,972,281
Synchrony Financial	423,543	11,774,495

		91,698,350
INSURANCE — 0.43%
FNF Group	149,524	6,123,008

		6,123,008
IT SERVICES — 11.09%
MasterCard Inc. Class A	518,072	60,262,135
Visa Inc. Class A	1,021,724	93,201,663
Western Union Co. (The)	264,464	5,252,255

		158,716,053
THRIFTS & MORTGAGE FINANCE — 0.72%
Capitol Federal Financial Inc.	70,028	1,024,510
MGIC Investment Corp.[b]	187,347	1,974,637
New York Community Bancorp. Inc.	269,709	3,584,433
Radian Group Inc.	118,506	2,000,381
Washington Federal Inc.	49,586	1,671,048

		10,255,009

TOTAL COMMON STOCKS
(Cost: $1,332,838,289)		1,427,770,498

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.21%

MONEY MARKET FUNDS — 0.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	1,620,552	$1,621,200
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	1,357,821	1,357,821

		2,979,021

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,979,021)		2,979,021

TOTAL INVESTMENTS IN SECURITIES — 100.01%		1,430,749,519
(Cost: $1,335,817,310)[g]
Other Assets, Less Liabilities — (0.01)%		(103,261)

NET ASSETS — 100.00%		$1,430,646,258

NVS  —  Non-Voting Shares

[a]	Affiliated issuer. See Schedule 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $1,343,634,414. Net unrealized appreciation was $87,115,105, of which $106,483,328 represented gross unrealized appreciation on securities and $19,368,223 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	33,852	58,117	(25,074)	66,895	$25,725,810	$429,224	$898,883
PNC Financial Services Group Inc. (The)	134,392	230,829	(97,864)	267,357	32,016,001	437,516	1,736,797

					$57,741,811	$866,740	$2,635,680

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,427,770,498	$—	$—	$1,427,770,498
Money market funds	2,979,021	—	—	2,979,021

Total	$1,430,749,519	$—	$—	$1,430,749,519

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. FINANCIALS ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

BANKS — 31.87%
Associated Banc-Corp.	55,782	$1,388,973
BancorpSouth Inc.	31,405	956,282
Bank of America Corp.	3,659,284	85,407,689
Bank of Hawaii Corp.	15,537	1,265,955
Bank of the Ozarks Inc.	33,353	1,583,267
BankUnited Inc.	37,935	1,338,726
BB&T Corp.	295,229	12,747,988
BOK Financial Corp.	7,573	638,328
Cathay General Bancorp.	27,375	1,041,619
CIT Group Inc.	73,633	3,409,944
Citigroup Inc.	1,011,344	59,790,657
Citizens Financial Group Inc.	185,996	6,827,913
Comerica Inc.	64,320	4,547,424
Commerce Bancshares Inc./MO	32,095	1,763,620
Cullen/Frost Bankers Inc.	20,840	1,967,088
East West Bancorp. Inc.	52,535	2,851,074
Fifth Third Bancorp.	274,141	6,697,265
First Financial Bankshares Inc.	24,010	959,199
First Horizon National Corp.	85,797	1,574,375
First Republic Bank/CA	56,380	5,212,895
FNB Corp./PA	116,777	1,662,904
Fulton Financial Corp.	63,681	1,174,914
Glacier Bancorp. Inc.	28,011	946,212
Hancock Holding Co.	30,939	1,444,851
Huntington Bancshares Inc./OH	396,974	5,105,086
IBERIABANK Corp.	18,691	1,483,131
International Bancshares Corp.	21,413	800,846
Investors Bancorp. Inc.	113,515	1,572,183
JPMorgan Chase & Co.	1,303,808	113,431,296
KeyCorp	391,755	7,145,611
M&T Bank Corp.	56,301	8,749,738
MB Financial Inc.	26,213	1,114,315
PacWest Bancorp.	43,855	2,165,998
People’s United Financial Inc.	125,401	2,190,755
PNC Financial Services Group Inc. (The)[a]	177,540	21,260,415
Popular Inc.	38,156	1,599,118
PrivateBancorp. Inc.	29,262	1,690,466
Prosperity Bancshares Inc.	25,318	1,701,370
Regions Financial Corp.	440,373	6,055,129
Signature Bank/New York NYb	19,573	2,709,882
SunTrust Banks Inc.	179,458	10,195,009
SVB Financial Group[b]	19,156	3,370,307

Security	Shares	Value
Synovus Financial Corp.	44,547	$1,862,065
TCF Financial Corp.	62,119	1,025,585
Texas Capital Bancshares Inc.[b]	18,032	1,372,235
Trustmark Corp.	24,515	814,388
U.S. Bancorp.	581,220	29,804,962
UMB Financial Corp.	16,011	1,160,637
Umpqua Holdings Corp.	80,187	1,416,904
United Bankshares Inc./WV	38,051	1,518,235
Valley National Bancorp.	97,035	1,141,132
Webster Financial Corp.	33,663	1,710,417
Wells Fargo & Co.	1,643,658	88,494,547
Western Alliance Bancorp.[b]	34,468	1,651,017
Wintrust Financial Corp.	19,085	1,352,363
Zions BanCorp.	73,743	2,951,932

		535,816,236
CAPITAL MARKETS — 13.99%
Affiliated Managers Group Inc.	20,768	3,438,973
Ameriprise Financial Inc.	56,265	7,193,480
Bank of New York Mellon Corp. (The)	378,883	17,830,234
BlackRock Inc.[a]	44,442	17,091,060
CBOE Holdings Inc.	33,431	2,755,049
Charles Schwab Corp. (The)	443,659	17,236,152
CME Group Inc.	124,035	14,411,627
Donnelley Financial Solutions Inc.[b]	9,930	220,645
E*TRADE Financial Corp.[b]	100,605	3,475,903
Eaton Vance Corp. NVS	42,157	1,809,800
FactSet Research Systems Inc.	14,493	2,366,127
Federated Investors Inc. Class B	27,661	741,868
Financial Engines Inc.	21,090	896,325
Franklin Resources Inc.	126,064	5,434,619
Goldman Sachs Group Inc. (The)	135,222	30,262,684
Intercontinental Exchange Inc.	217,548	13,096,390
Invesco Ltd.	147,600	4,861,944
Janus Capital Group Inc.	53,295	728,010
Lazard Ltd. Class A	47,280	2,030,203
Legg Mason Inc.	31,911	1,192,833
LPL Financial Holdings Inc.	29,154	1,225,634
MarketAxess Holdings Inc.	13,721	2,641,567
Moody’s Corp.	60,637	7,174,570
Morgan Stanley	524,762	22,758,928
MSCI Inc.	32,986	3,309,155
Nasdaq Inc.	41,936	2,888,132
Northern Trust Corp.	78,567	7,071,030
Raymond James Financial Inc.	46,815	3,488,654

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2017

Security	Shares	Value
S&P Global Inc.	94,370	$12,663,510
SEI Investments Co.	48,714	2,470,287
State Street Corp.	131,105	10,999,709
Stifel Financial Corp.[b]	25,059	1,224,633
T Rowe Price Group Inc.	88,935	6,304,602
TD Ameritrade Holding Corp.	88,470	3,385,747
Waddell & Reed Financial Inc. Class A	31,521	567,063

		235,247,147
CONSUMER FINANCE — 3.62%
Ally Financial Inc.	172,711	3,419,678
American Express Co.	276,490	21,911,832
Capital One Financial Corp.	175,520	14,108,298
Discover Financial Services	140,783	8,811,608
LendingClub Corp.[b,c]	116,206	679,805
Navient Corp.	106,817	1,623,618
PRA Group Inc.[b,c]	16,755	539,511
SLM Corp.[b]	157,529	1,975,414
Synchrony Financial	281,299	7,820,112

		60,889,876
DIVERSIFIED FINANCIAL SERVICES — 6.97%
Berkshire Hathaway Inc. Class Bb	693,261	114,533,650
Voya Financial Inc.[c]	69,458	2,596,340

		117,129,990
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 19.90%
Acadia Realty Trust	31,106	904,562
Alexandria Real Estate Equities Inc.[c]	32,547	3,661,863
American Campus Communities Inc.	48,557	2,301,116
American Homes 4 Rent Class A	85,071	1,960,887
American Tower Corp.	156,003	19,647,018
Apartment Investment & Management Co. Class A	57,198	2,501,841
Apple Hospitality REIT Inc.[c]	56,922	1,066,149
AvalonBay Communities Inc.	50,152	9,520,856
Boston Properties Inc.	56,192	7,113,907
Brandywine Realty Trust	64,387	1,092,647
Brixmor Property Group Inc.	95,372	1,883,597
Camden Property Trust	31,906	2,626,821
Care Capital Properties Inc.[c]	31,062	834,636
CBL & Associates Properties Inc.[c]	62,270	575,998
Colony NorthStar Inc. Class A	202,121	2,641,721
Columbia Property Trust Inc.	44,631	1,004,198

Security	Shares	Value
CoreCivic Inc.	42,891	$1,477,595
CoreSite Realty Corp.	12,361	1,209,524
Corporate Office Properties Trust	36,274	1,187,611
Cousins Properties Inc.[c]	153,911	1,306,704
Crown Castle International Corp.	131,680	12,456,928
CubeSmart	65,636	1,663,216
CyrusOne Inc.[c]	27,124	1,482,055
DCT Industrial Trust Inc.	33,496	1,693,558
DDR Corp.	113,307	1,224,849
DiamondRock Hospitality Co.[c]	73,713	811,580
Digital Realty Trust Inc.[c]	58,190	6,682,540
Douglas Emmett Inc.	52,971	1,995,418
Duke Realty Corp.	130,058	3,606,508
DuPont Fabros Technology Inc.[c]	28,468	1,467,525
EastGroup Properties Inc.	12,275	960,519
Education Realty Trust Inc.	26,639	1,032,794
EPR Properties	23,468	1,706,358
Equinix Inc.	28,372	11,850,984
Equity Commonwealth[b]	45,548	1,457,081
Equity Lifestyle Properties Inc.	29,718	2,404,483
Equity Residential	134,057	8,657,401
Essex Property Trust Inc.	23,952	5,855,545
Extra Space Storage Inc.	46,075	3,480,045
Federal Realty Investment Trust	26,403	3,455,889
First Industrial Realty Trust Inc.	42,667	1,200,649
Forest City Realty Trust Inc. Class A	78,975	1,784,835
Four Corners Property Trust Inc.	21,867	510,157
Gaming and Leisure Properties Inc.	71,608	2,491,958
GEO Group Inc. (The)	44,789	1,492,353
GGP Inc.	213,565	4,615,140
Gramercy Property Trust	51,457	1,429,990
HCP Inc.	171,141	5,365,270
Healthcare Realty Trust Inc.	42,818	1,404,430
Healthcare Trust of America Inc. Class Ac	51,662	1,647,501
Highwoods Properties Inc.	37,324	1,899,045
Hospitality Properties Trust	61,440	1,955,635
Host Hotels & Resorts Inc.	270,312	4,852,100
Hudson Pacific Properties Inc.	56,829	1,952,644
Iron Mountain Inc.	89,360	3,106,154
Kilroy Realty Corp.	35,766	2,522,576
Kimco Realty Corp.	155,718	3,159,518
Kite Realty Group Trust	31,248	636,209
Lamar Advertising Co. Class A	30,376	2,189,198

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2017

Security	Shares	Value
LaSalle Hotel Properties	41,119	$1,174,359
Lexington Realty Trust	78,458	797,918
Liberty Property Trust	53,570	2,173,335
Life Storage Inc.	17,068	1,337,961
Macerich Co. (The)	44,223	2,760,842
Mack-Cali Realty Corp.	32,883	889,485
Medical Properties Trust Inc.	116,868	1,527,465
Mid-America Apartment Communities Inc.	41,542	4,121,382
National Health Investors Inc.[c]	14,703	1,075,819
National Retail Properties Inc.	53,634	2,264,427
Omega Healthcare Investors Inc.[c]	71,696	2,365,968
Outfront Media Inc.	50,891	1,331,309
Paramount Group Inc.	67,018	1,099,095
Park Hotels & Resorts Inc.	41,993	1,077,960
Parkway Inc.	15,938	321,151
Pebblebrook Hotel Trust[c]	26,397	785,575
Physicians Realty Trust	55,422	1,088,488
Piedmont Office Realty Trust Inc. Class Ac	52,813	1,153,964
Potlatch Corp.	14,794	666,470
Prologis Inc.	193,310	10,517,997
Public Storage	54,541	11,419,795
Quality Care Properties Inc.[b]	34,685	601,785
Rayonier Inc.	45,215	1,275,967
Realty Income Corp.[c]	99,065	5,780,443
Regency Centers Corp.	53,469	3,378,171
Retail Properties of America Inc. Class A	86,259	1,150,695
RLJ Lodging Trust[c]	45,319	973,905
Ryman Hospitality Properties Inc.[c]	18,749	1,195,811
SBA Communications Corp.[b]	44,649	5,647,652
Senior Housing Properties Trust	88,847	1,911,987
Simon Property Group Inc.	116,799	19,302,203
SL Green Realty Corp.	36,802	3,861,634
Spirit Realty Capital Inc.	176,190	1,659,710
STORE Capital Corp.	62,093	1,489,611
Sun Communities Inc.	24,381	2,038,495
Sunstone Hotel Investors Inc.[c]	80,158	1,193,553
Tanger Factory Outlet Centers Inc.	35,206	1,098,075
Taubman Centers Inc.[c]	22,224	1,390,111
UDR Inc.	97,843	3,653,458
Uniti Group Inc.[b]	56,775	1,559,041
Urban Edge Properties[c]	33,322	849,711
Ventas Inc.	129,499	8,289,231

Security	Shares	Value
VEREIT Inc.	354,939	$2,970,839
Vornado Realty Trust	62,890	6,052,534
Washington Prime Group Inc.	67,808	596,710
Washington REIT	27,513	871,337
Weingarten Realty Investors	42,927	1,406,718
Welltower Inc.[c]	132,395	9,458,299
Weyerhaeuser Co.	273,541	9,264,834
WP Carey Inc.	38,715	2,423,559
Xenia Hotels & Resorts Inc.	39,215	684,694

		334,661,427
INSURANCE — 15.17%
Aflac Inc.	146,607	10,977,932
Alleghany Corp.[b]	5,576	3,405,263
Allied World Assurance Co. Holdings AG	31,714	1,683,696
Allstate Corp. (The)	133,331	10,838,477
American Financial Group Inc./OH	26,773	2,605,281
American International Group Inc.	339,841	20,699,715
AmTrust Financial Services Inc.	39,767	638,260
Aon PLC	95,904	11,493,135
Arch Capital Group Ltd.[b]	44,878	4,351,820
Arthur J Gallagher & Co.	65,377	3,648,690
Aspen Insurance Holdings Ltd.	21,867	1,144,738
Assurant Inc.	20,408	1,964,066
Assured Guaranty Ltd.	47,492	1,810,870
Axis Capital Holdings Ltd.	32,235	2,124,287
Brown & Brown Inc.	41,805	1,793,435
Chubb Ltd.	169,976	23,329,206
Cincinnati Financial Corp.	54,856	3,954,569
CNO Financial Group Inc.	65,004	1,369,634
Erie Indemnity Co. Class A	6,747	835,414
Everest Re Group Ltd.	15,293	3,849,401
First American Financial Corp.	40,303	1,749,553
FNF Group	99,534	4,075,917
Genworth Financial Inc. Class Ab	186,423	753,149
Hanover Insurance Group Inc. (The)	15,481	1,366,508
Hartford Financial Services Group Inc. (The)	136,591	6,605,541
Kemper Corp.	17,873	703,303
Lincoln National Corp.	82,334	5,428,281
Loews Corp.	100,944	4,706,009
Markel Corp.[b]	5,109	4,953,686
Marsh & McLennan Companies Inc.	188,079	13,942,296
Mercury General Corp.	13,333	819,846
MetLife Inc.	397,059	20,571,627

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2017

Security	Shares	Value
Old Republic International Corp.	89,695	$1,854,893
Primerica Inc.	17,093	1,432,393
Principal Financial Group Inc.	97,683	6,362,094
ProAssurance Corp.	19,900	1,231,810
Progressive Corp. (The)	212,101	8,424,652
Prudential Financial Inc.	157,024	16,806,279
Reinsurance Group of America Inc.	23,484	2,936,439
RenaissanceRe Holdings Ltd.	13,279	1,887,875
RLI Corp.	14,112	807,489
Torchmark Corp.	39,910	3,061,496
Travelers Companies Inc. (The)	102,142	12,426,596
Unum Group	83,895	3,886,855
Validus Holdings Ltd.	29,112	1,609,311
White Mountains Insurance Group Ltd.	1,667	1,431,853
Willis Towers Watson PLC	46,545	6,172,798
WR Berkley Corp.	35,335	2,402,073
XL Group Ltd.	96,979	4,058,571

		254,987,082
IT SERVICES — 6.27%
MasterCard Inc. Class A	343,900	40,002,448
Visa Inc. Class A	678,201	61,865,495
Western Union Co. (The)	176,083	3,497,009

		105,364,952
MORTGAGE REAL ESTATE INVESTMENT — 1.01%
AGNC Investment Corp.	120,633	2,541,737
Annaly Capital Management Inc.	371,704	4,389,824
Blackstone Mortgage Trust Inc. Class A	34,693	1,071,320
Chimera Investment Corp.	65,142	1,326,291
CYS Investments Inc.	55,367	472,281
Invesco Mortgage Capital Inc.	40,679	663,475
MFA Financial Inc.	137,143	1,139,658
New Residential Investment Corp.	112,802	1,880,409
Starwood Property Trust Inc.	95,091	2,157,615
Two Harbors Investment Corp.[c]	126,954	1,268,270

		16,910,880
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.61%
Alexander & Baldwin Inc.	16,736	770,023
CBRE Group Inc. Class Ab	110,052	3,940,962
Howard Hughes Corp. (The)[b]	13,202	1,625,298
Jones Lang LaSalle Inc.	16,483	1,893,238
Realogy Holdings Corp.	52,069	1,590,708
St. Joe Co. (The)[b,c]	26,935	471,363

		10,291,592

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.40%
Capitol Federal Financial Inc.	46,946	$686,820
MGIC Investment Corp.[b]	125,442	1,322,159
New York Community Bancorp. Inc.	178,704	2,374,976
Radian Group Inc.	78,126	1,318,767
Washington Federal Inc.	32,847	1,106,944

		6,809,666

TOTAL COMMON STOCKS
(Cost: $1,625,033,850)		1,678,108,848

SHORT-TERM INVESTMENTS — 1.31%

MONEY MARKET FUNDS — 1.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	19,888,080	19,896,035
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	2,174,793	2,174,793

		22,070,828

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,064,086)		22,070,828

TOTAL INVESTMENTS IN SECURITIES — 101.12%		1,700,179,676
(Cost: $1,647,097,936)[g]
Other Assets, Less Liabilities — (1.12)%		(18,855,612)

NET ASSETS — 100.00%		$1,681,324,064

NVS  —  Non-Voting Shares

[a]	Affiliated issuer. See Schedule 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $1,652,514,726. Net unrealized appreciation was $47,664,950, of which $116,739,238 represented gross unrealized appreciation on securities and $69,074,288 represented gross unrealized depreciation on securities.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	38,272	46,394	(40,224)	44,442	$17,091,060	$439,614	$344,829
PNC Financial Services Group Inc. (The)	151,948	183,854	(158,262)	177,540	21,260,415	395,959	1,787,657

					$38,351,475	$835,573	$2,132,486

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,678,108,848	$—	$—	$1,678,108,848
Money market funds	22,070,828	—	—	22,070,828

Total	$1,700,179,676	$—	$—	$1,700,179,676

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 17.92%
Arconic Inc.	147,146	$4,021,499
Boeing Co. (The)	190,096	35,135,444
BWX Technologies Inc.	33,104	1,627,724
Curtiss-Wright Corp.	14,853	1,388,161
DigitalGlobe Inc.[a,b]	20,783	669,213
Esterline Technologies Corp.[a]	9,926	907,733
General Dynamics Corp.	94,972	18,404,624
HEICO Corp.	8,884	631,386
HEICO Corp. Class A	15,070	923,791
Hexcel Corp.	30,591	1,583,084
Huntington Ingalls Industries Inc.	15,394	3,092,501
KLX Inc.[a]	17,596	832,291
L3 Technologies Inc.	25,975	4,461,726
Lockheed Martin Corp.	83,323	22,451,382
Moog Inc. Class Aa	10,847	744,646
Northrop Grumman Corp.	58,269	14,331,843
Orbital ATK Inc.	19,201	1,900,899
Raytheon Co.	97,743	15,170,691
Rockwell Collins Inc.	54,163	5,637,827
Spirit AeroSystems Holdings Inc. Class A	40,576	2,319,324
Teledyne Technologies Inc.[a]	11,741	1,583,039
Textron Inc.	90,172	4,207,425
TransDigm Group Inc.	16,594	4,094,238
Triumph Group Inc.	16,510	432,562
United Technologies Corp.	250,115	29,761,184

		176,314,237
AIR FREIGHT & LOGISTICS — 4.96%
CH Robinson Worldwide Inc.	47,234	3,433,912
Expeditors International of Washington Inc.	60,210	3,377,179
FedEx Corp.	81,827	15,522,582
Hub Group Inc. Class Aa	11,202	438,558
United Parcel Service Inc. Class B	230,018	24,717,734
XPO Logistics Inc.[a,b]	27,043	1,335,654

		48,825,619
BUILDING PRODUCTS — 3.20%
Allegion PLC	31,863	2,505,706
AO Smith Corp.	49,117	2,646,424
Armstrong World Industries Inc.[a,b]	16,657	778,715
Fortune Brands Home & Security Inc.	51,182	3,262,341
Johnson Controls International PLC	313,277	13,022,925

Security	Shares	Value
Lennox International Inc.	12,905	$2,134,358
Masco Corp.	107,027	3,962,139
Owens Corning	37,487	2,281,084
USG Corp.[a]	30,424	921,847

		31,515,539
CHEMICALS — 1.20%
Sherwin-Williams Co. (The)	27,092	9,067,151
Valspar Corp. (The)	24,380	2,741,287

		11,808,438
COMMERCIAL SERVICES & SUPPLIES — 2.61%
Cintas Corp.	28,782	3,524,931
Clean Harbors Inc.[a]	17,456	1,014,368
Covanta Holding Corp.	43,954	639,531
Deluxe Corp.	16,214	1,165,949
LSC Communications Inc.	10,802	279,448
MSA Safety Inc.	10,436	812,443
Republic Services Inc.	76,961	4,847,773
RR Donnelley & Sons Co.	23,702	297,934
Stericycle Inc.[a]	28,394	2,423,144
Tetra Tech Inc.	19,154	841,818
Waste Management Inc.	135,004	9,825,591

		25,672,930
CONSTRUCTION & ENGINEERING — 1.25%
AECOM[a,b]	51,795	1,771,907
Chicago Bridge & Iron Co. NVb	33,461	1,006,507
EMCOR Group Inc.	19,900	1,308,226
Fluor Corp.	46,474	2,385,046
Jacobs Engineering Group Inc.	40,379	2,217,615
KBR Inc.	47,884	672,770
Quanta Services Inc.[a]	50,433	1,787,345
Valmont Industries Inc.	7,520	1,145,672

		12,295,088
CONSTRUCTION MATERIALS — 1.17%
Eagle Materials Inc.	16,141	1,549,052
Martin Marietta Materials Inc.	21,050	4,635,000
Vulcan Materials Co.	44,171	5,339,390

		11,523,442
CONTAINERS & PACKAGING — 3.83%
AptarGroup Inc.	20,812	1,671,204
Avery Dennison Corp.	29,827	2,481,905
Ball Corp.	58,447	4,493,990
Bemis Co. Inc.	30,829	1,385,147

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2017

Security	Shares	Value
Berry Global Group Inc.[a]	42,690	$2,134,500
Crown Holdings Inc.[a,b]	46,655	2,616,879
Graphic Packaging Holding Co.	104,100	1,413,678
International Paper Co.	137,249	7,407,329
Owens-Illinois Inc.[a]	54,466	1,188,448
Packaging Corp. of America	31,514	3,112,953
Sealed Air Corp.	64,569	2,842,327
Silgan Holdings Inc.	12,592	763,327
Sonoco Products Co.	33,136	1,733,344
WestRock Co.	83,590	4,477,080

		37,722,111
ELECTRICAL EQUIPMENT — 4.62%
Acuity Brands Inc.	14,707	2,589,903
AMETEK Inc.	76,626	4,383,007
Eaton Corp. PLC	150,079	11,351,975
Emerson Electric Co.	215,279	12,977,018
EnerSys	14,583	1,211,993
Generac Holdings Inc.[a]	21,110	742,439
Hubbell Inc.	17,205	1,946,402
Regal Beloit Corp.	15,046	1,186,377
Rockwell Automation Inc.	42,917	6,752,990
Sensata Technologies Holding NVa,b	56,995	2,347,054

		45,489,158
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.31%
Amphenol Corp. Class A	102,677	7,424,574
Anixter International Inc.[a]	9,588	781,901
Arrow Electronics Inc.[a]	29,660	2,091,030
Avnet Inc.	42,991	1,663,322
Belden Inc.	14,173	987,858
Cognex Corp.	28,809	2,458,560
FLIR Systems Inc.	45,480	1,670,480
IPG Photonics Corp.[a,b]	12,488	1,577,484
Itron Inc.[a]	11,189	725,607
Jabil Circuit Inc.	60,786	1,764,010
Keysight Technologies Inc.[a]	61,113	2,287,460
Littelfuse Inc.	7,556	1,164,757
National Instruments Corp.	35,422	1,236,582
TE Connectivity Ltd.	118,573	9,173,993
Trimble Inc.[a]	84,144	2,981,222
Universal Display Corp.	14,889	1,330,332
VeriFone Systems Inc.[a,b]	37,425	693,860
Vishay Intertechnology Inc.[b]	44,753	731,712
Zebra Technologies Corp. Class Aa	17,642	1,663,111

		42,407,855

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 16.91%
3M Co.	198,972	$38,964,687
Carlisle Companies Inc.	21,538	2,183,738
General Electric Co.	2,911,738	84,411,284
Honeywell International Inc.	254,035	33,314,150
Roper Technologies Inc.	33,999	7,435,581

		166,309,440
INTERNET SOFTWARE & SERVICES — 0.27%
CoStar Group Inc.[a]	10,868	2,617,993

		2,617,993
IT SERVICES — 11.92%
Accenture PLC Class A	207,792	25,205,170
Alliance Data Systems Corp.	18,670	4,660,592
Automatic Data Processing Inc.	149,814	15,654,065
Booz Allen Hamilton Holding Corp.	50,012	1,796,931
Broadridge Financial Solutions Inc.	39,472	2,760,672
Conduent Inc.[a]	57,124	931,692
Convergys Corp.	31,746	714,603
CoreLogic Inc./U.S.[a]	28,138	1,202,618
Euronet Worldwide Inc.[a]	17,408	1,438,249
Fidelity National Information Services Inc.	109,725	9,237,748
First Data Corp. Class Aa	63,318	989,027
Fiserv Inc.[a]	71,607	8,531,258
FleetCor Technologies Inc.[a,b]	30,969	4,370,965
Genpact Ltd.	45,211	1,104,053
Global Payments Inc.	50,845	4,157,087
Jack Henry & Associates Inc.	25,908	2,511,003
MAXIMUS Inc.	21,692	1,322,995
NeuStar Inc. Class Aa	11,647	386,680
Paychex Inc.	106,583	6,318,240
PayPal Holdings Inc.[a]	374,798	17,885,361
Sabre Corp.	68,588	1,605,645
Total System Services Inc.	55,072	3,156,176
WEX Inc.[a]	12,827	1,301,427

		117,242,257
LIFE SCIENCES TOOLS & SERVICES — 1.27%
Agilent Technologies Inc.	107,482	5,916,884
Mettler-Toledo International Inc.[a]	8,656	4,444,164
PerkinElmer Inc.	36,623	2,175,772

		12,536,820
MACHINERY — 13.10%
Actuant Corp. Class A	20,015	546,410
AGCO Corp.	22,343	1,429,729

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2017

Security	Shares	Value
Allison Transmission Holdings Inc.	55,156	$2,133,434
Caterpillar Inc.	195,730	20,015,350
Colfax Corp.[a]	32,869	1,330,208
Crane Co.	16,760	1,339,292
Cummins Inc.	51,630	7,793,032
Deere & Co.	97,806	10,916,128
Donaldson Co. Inc.	44,043	2,038,310
Dover Corp.	51,918	4,095,292
Flowserve Corp.	43,575	2,216,660
Fortive Corp.	100,461	6,355,163
Graco Inc.	18,681	2,014,746
Hillenbrand Inc.	21,241	783,793
IDEX Corp.	25,447	2,665,828
Illinois Tool Works Inc.	104,090	14,373,788
Ingersoll-Rand PLC	86,607	7,686,371
ITT Inc.	29,452	1,240,813
Kennametal Inc.	26,869	1,117,213
Lincoln Electric Holdings Inc.	20,639	1,837,490
Mueller Industries Inc.	19,363	620,391
Nordson Corp.	17,849	2,234,695
Oshkosh Corp.	24,878	1,726,284
PACCAR Inc.	117,106	7,814,483
Parker-Hannifin Corp.	44,484	7,153,027
Pentair PLC	55,881	3,604,883
Terex Corp.	35,390	1,237,942
Timken Co. (The)	23,415	1,129,774
Toro Co. (The)	36,118	2,344,781
Trinity Industries Inc.	50,928	1,369,963
Wabtec Corp./DE	28,753	2,412,089
Welbilt Inc.[a]	46,131	945,685
Woodward Inc.	18,506	1,252,301
Xylem Inc./NY	60,032	3,086,245

		128,861,593
MARINE — 0.13%
Kirby Corp.[a]	18,034	1,273,200

		1,273,200
MULTI-UTILITIES — 0.18%
MDU Resources Group Inc.	65,136	1,752,158

		1,752,158
PAPER & FOREST PRODUCTS — 0.13%
Louisiana-Pacific Corp.[a]	48,126	1,238,763

		1,238,763

Security	Shares	Value
PROFESSIONAL SERVICES — 1.53%
Advisory Board Co. (The)[a]	13,404	$684,945
Equifax Inc.	40,014	5,414,294
FTI Consulting Inc.[a,b]	13,736	475,128
ManpowerGroup Inc.	22,564	2,278,513
Robert Half International Inc.	42,679	1,965,368
Verisk Analytics Inc. Class Aa	51,652	4,277,302

		15,095,550
ROAD & RAIL — 7.03%
CSX Corp.	309,185	15,718,965
Genesee & Wyoming Inc. Class Aa,b	20,425	1,383,998
JB Hunt Transport Services Inc.	28,956	2,596,195
Kansas City Southern	35,659	3,211,806
Landstar System Inc.	13,984	1,194,933
Norfolk Southern Corp.	96,967	11,392,653
Old Dominion Freight Line Inc.	23,110	2,045,697
Ryder System Inc.	17,841	1,211,582
Union Pacific Corp.	271,589	30,407,105

		69,162,934
TRADING COMPANIES & DISTRIBUTORS — 2.16%
Air Lease Corp.	32,043	1,222,120
Applied Industrial Technologies Inc.	13,100	838,400
Fastenal Co.	96,536	4,313,228
GATX Corp.	13,139	787,026
HD Supply Holdings Inc.[a]	67,172	2,707,032
MRC Global Inc.[a]	31,561	575,357
MSC Industrial Direct Co. Inc. Class A	14,953	1,338,742
NOW Inc.[a]	36,136	614,673
United Rentals Inc.[a]	28,180	3,090,219
Watsco Inc.	10,161	1,410,347
WESCO International Inc.[a]	14,061	857,018
WW Grainger Inc.	18,075	3,483,053

		21,237,215
TRANSPORTATION INFRASTRUCTURE — 0.21%
Macquarie Infrastructure Corp.	25,195	2,050,117

		2,050,117

TOTAL COMMON STOCKS
(Cost: $936,991,385)		982,952,457

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.19%

MONEY MARKET FUNDS — 1.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	11,211,689	$11,216,174
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	502,321	502,321

		11,718,495

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,717,321)		11,718,495

TOTAL INVESTMENTS IN SECURITIES — 101.10%
(Cost: $948,708,706)[f]		994,670,952
Other Assets, Less Liabilities — (1.10)%		(10,850,947)

NET ASSETS — 100.00%		$983,820,005

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $953,015,968. Net unrealized appreciation was $41,654,984, of which $78,604,881 represented gross unrealized appreciation on securities and $36,949,897 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$982,952,457	$—	$—	$982,952,457
Money market funds	11,718,495	—	—	11,718,495

Total	$994,670,952	$—	$—	$994,670,952

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.86%

AEROSPACE & DEFENSE — 0.01%
Wesco Aircraft Holdings Inc.[a,b]	5,126	$62,281

		62,281
AIR FREIGHT & LOGISTICS — 1.01%
CH Robinson Worldwide Inc.	12,370	899,299
Echo Global Logistics Inc.[a]	2,285	42,844
Expeditors International of Washington Inc.	15,694	880,276
United Parcel Service Inc. Class B	60,039	6,451,791

		8,274,210
AIRLINES — 0.18%
Delta Air Lines Inc.	16,232	737,582
Southwest Airlines Co.	13,448	756,047

		1,493,629
AUTO COMPONENTS — 0.19%
Autoliv Inc.	7,651	766,554
BorgWarner Inc.	18,577	785,435

		1,551,989
AUTOMOBILES — 0.53%
Harley-Davidson Inc.	15,346	871,806
Tesla Inc.[a,b]	11,202	3,518,212

		4,390,018
BANKS — 1.79%
Bank of Hawaii Corp.	3,719	303,024
Cathay General Bancorp.	6,500	247,325
CIT Group Inc.	17,701	819,733
Citizens Financial Group Inc.	44,566	1,636,018
Comerica Inc.	14,955	1,057,319
Heartland Financial USA Inc.	1,908	91,584
International Bancshares Corp.	4,861	181,801
KeyCorp	94,268	1,719,448
M&T Bank Corp.	12,150	1,888,232
Old National Bancorp./IN	11,117	186,766
People’s United Financial Inc.	29,871	521,846
PNC Financial Services Group Inc. (The)[c]	42,308	5,066,383
Signature Bank/New York NYa	4,657	644,762
Umpqua Holdings Corp.	19,094	337,391

		14,701,632
BEVERAGES — 2.05%
Coca-Cola Co. (The)	356,852	15,398,164
Dr Pepper Snapple Group Inc.	16,031	1,469,241

		16,867,405

Security	Shares	Value
BIOTECHNOLOGY — 4.37%
Amgen Inc.	64,791	$10,581,666
Biogen Inc.[a]	18,951	5,139,701
BioMarin Pharmaceutical Inc.[a]	14,972	1,434,916
Celgene Corp.[a]	67,516	8,375,360
Gilead Sciences Inc.	114,743	7,865,633
Vertex Pharmaceuticals Inc.[a]	21,576	2,552,441

		35,949,717
BUILDING PRODUCTS — 0.82%
AO Smith Corp.	12,854	692,574
Builders FirstSource Inc.[a,b]	8,719	139,591
Fortune Brands Home & Security Inc.	13,479	859,151
Johnson Controls International PLC	81,514	3,388,537
Masco Corp.	28,628	1,059,809
Owens Corning	9,820	597,547

		6,737,209
CAPITAL MARKETS — 3.40%
Ameriprise Financial Inc.	13,760	1,759,216
Bank of New York Mellon Corp. (The)	92,137	4,335,967
BlackRock Inc.[c]	10,570	4,064,905
Charles Schwab Corp. (The)	103,991	4,040,050
CME Group Inc.	29,530	3,431,091
FactSet Research Systems Inc.	3,479	567,981
Franklin Resources Inc.	32,190	1,387,711
Invesco Ltd.	35,547	1,170,918
Legg Mason Inc.	7,865	293,994
Northern Trust Corp.	18,726	1,685,340
State Street Corp.	33,581	2,817,446
T Rowe Price Group Inc.	21,193	1,502,372
TD Ameritrade Holding Corp.	23,032	881,435

		27,938,426
CHEMICALS — 2.19%
Air Products & Chemicals Inc.	17,910	2,516,355
Albemarle Corp.	9,824	1,069,932
Axalta Coating Systems Ltd.[a]	18,932	593,897
Ecolab Inc.	22,843	2,948,803
HB Fuller Co.	4,362	230,444
International Flavors & Fragrances Inc.	6,903	956,687
Minerals Technologies Inc.	3,019	237,595
Mosaic Co. (The)	29,132	784,525
PPG Industries Inc.	22,983	2,524,453
Praxair Inc.	24,843	3,104,878

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Sherwin-Williams Co. (The)	6,876	$2,301,260
Valspar Corp. (The)	6,603	742,441

		18,011,270
COMMERCIAL SERVICES & SUPPLIES — 0.23%
ACCO Brands Corp.[a]	9,292	132,411
Copart Inc.[a]	17,952	554,717
Deluxe Corp.	4,227	303,964
Essendant Inc.	3,231	53,958
HNI Corp.	3,860	180,494
Interface Inc.	5,619	111,818
Knoll Inc.	4,262	102,117
RR Donnelley & Sons Co.	6,051	76,061
Steelcase Inc. Class A	7,599	129,563
Team Inc.[a,b]	2,417	65,017
Tetra Tech Inc.	4,978	218,783

		1,928,903
COMMUNICATIONS EQUIPMENT — 2.06%
Calix Inc.[a]	3,803	25,480
Cisco Systems Inc.	437,192	14,895,131
F5 Networks Inc.[a]	5,715	737,978
Motorola Solutions Inc.	13,014	1,118,814
Plantronics Inc.	2,873	156,866

		16,934,269
CONSTRUCTION & ENGINEERING — 0.12%
EMCOR Group Inc.	5,270	346,450
Granite Construction Inc.	3,430	180,795
Quanta Services Inc.[a]	13,057	462,740

		989,985
CONSUMER FINANCE — 0.74%
Ally Financial Inc.	36,958	731,769
American Express Co.	67,761	5,370,059

		6,101,828
CONTAINERS & PACKAGING — 0.50%
Avery Dennison Corp.	7,805	649,454
Ball Corp.	14,460	1,111,829
Sealed Air Corp.	16,831	740,901
Sonoco Products Co.	8,687	454,417
WestRock Co.	21,807	1,167,983

		4,124,584
DISTRIBUTORS — 0.16%
LKQ Corp.[a]	26,898	840,293
Pool Corp.	3,574	427,522
Weyco Group Inc.	549	15,350

		1,283,165

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.08%
Voya Financial Inc.	16,948	$633,516

		633,516
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.33%
CenturyLink Inc.	47,656	1,223,330
Cincinnati Bell Inc.[a]	3,279	61,809
Level 3 Communications Inc.[a]	26,632	1,618,160
Verizon Communications Inc.	355,052	16,300,437

		19,203,736
ELECTRIC UTILITIES — 0.29%
Alliant Energy Corp.	19,911	782,900
Eversource Energy	27,639	1,641,757

		2,424,657
ELECTRICAL EQUIPMENT — 0.73%
Acuity Brands Inc.	3,844	676,928
Eaton Corp. PLC	39,323	2,974,392
Rockwell Automation Inc.	11,163	1,756,498
Sensata Technologies Holding NVa,b	14,812	609,958

		6,017,776
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.79%
Corning Inc.	82,862	2,390,569
Flex Ltd.[a]	46,882	724,796
Itron Inc.[a]	3,152	204,407
TE Connectivity Ltd.	30,935	2,393,441
Trimble Inc.[a]	21,863	774,606

		6,487,819
ENERGY EQUIPMENT & SERVICES — 1.65%
Baker Hughes Inc.	34,969	2,076,110
Core Laboratories NV	3,819	423,222
National Oilwell Varco Inc.	32,950	1,152,261
Schlumberger Ltd.	121,175	8,796,093
TechnipFMC PLC[a]	38,585	1,162,566

		13,610,252
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.24%
American Tower Corp.	37,089	4,670,989
AvalonBay Communities Inc.	11,956	2,269,727
Boston Properties Inc.	13,388	1,694,921
Corporate Office Properties Trust	8,218	269,057
Digital Realty Trust Inc.[b]	13,880	1,593,979
Duke Realty Corp.	30,877	856,219
Equinix Inc.	6,673	2,787,312

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Equity Residential[b]	31,834	$2,055,840
Federal Realty Investment Trust	6,249	817,932
Forest City Realty Trust Inc. Class A	20,941	473,267
HCP Inc.	40,778	1,278,390
Host Hotels & Resorts Inc.	64,395	1,155,890
Iron Mountain Inc.	21,908	761,522
Liberty Property Trust	12,725	516,253
Macerich Co. (The)	10,707	668,438
Potlatch Corp.	3,516	158,396
Prologis Inc.	46,012	2,503,513
SBA Communications Corp.[a]	10,804	1,366,598
Simon Property Group Inc.	27,374	4,523,827
UDR Inc.	23,376	872,860
Vornado Realty Trust	14,807	1,425,026
Weyerhaeuser Co.	65,145	2,206,461

		34,926,417
FOOD & STAPLES RETAILING — 0.43%
Sysco Corp.	45,239	2,391,786
United Natural Foods Inc.[a]	4,365	181,278
Whole Foods Market Inc.	27,642	1,005,340

		3,578,404
FOOD PRODUCTS — 3.11%
Archer-Daniels-Midland Co.	50,220	2,297,565
Bunge Ltd.	12,193	963,613
Campbell Soup Co.	17,398	1,001,081
Darling Ingredients Inc.[a]	14,270	215,905
General Mills Inc.	51,478	2,960,500
Hain Celestial Group Inc. (The)[a]	8,971	331,837
Hormel Foods Corp.	25,264	886,261
Ingredion Inc.	6,324	783,038
JM Smucker Co. (The)	10,155	1,286,842
Kellogg Co.	22,913	1,626,823
Kraft Heinz Co. (The)	53,019	4,792,387
McCormick & Co. Inc./MD	9,973	996,303
Mead Johnson Nutrition Co.	16,105	1,428,835
Mondelez International Inc. Class A	134,509	6,056,940

		25,627,930
GAS UTILITIES — 0.10%
New Jersey Resources Corp.	7,472	301,495
Northwest Natural Gas Co.	2,521	150,251
WGL Holdings Inc.	4,432	365,463

		817,209
HEALTH CARE EQUIPMENT & SUPPLIES — 1.50%
Align Technology Inc.[a]	6,243	840,433
Becton Dickinson and Co.	18,478	3,454,832

Security	Shares	Value
Cooper Companies Inc. (The)	4,245	$850,401
DENTSPLY SIRONA Inc.	20,173	1,275,740
Edwards Lifesciences Corp.[a]	18,614	2,041,397
Hologic Inc.[a]	21,846	986,347
IDEXX Laboratories Inc.[a]	7,819	1,311,481
ResMed Inc.	12,317	837,433
Varian Medical Systems Inc.[a]	8,185	742,707

		12,340,771
HEALTH CARE PROVIDERS & SERVICES — 2.20%
AmerisourceBergen Corp.	14,384	1,180,207
Cardinal Health Inc.	27,863	2,022,575
Centene Corp.[a]	14,804	1,101,418
Cigna Corp.	22,343	3,493,775
Envision Healthcare Corp.[a]	10,168	569,713
HCA Holdings Inc.[a]	26,092	2,197,207
Henry Schein Inc.[a]	7,006	1,217,643
Humana Inc.	12,981	2,881,522
Laboratory Corp. of America Holdings[a]	8,967	1,256,725
MEDNAX Inc.[a]	8,109	489,459
Patterson Companies Inc.	7,304	324,955
Quest Diagnostics Inc.	12,052	1,271,607
Select Medical Holdings Corp.[a]	9,124	125,455

		18,132,261
HEALTH CARE TECHNOLOGY — 0.21%
Cerner Corp.[a]	26,598	1,722,220

		1,722,220
HOTELS, RESTAURANTS & LEISURE — 3.23%
Aramark	20,316	741,940
Choice Hotels International Inc.	3,164	198,383
Darden Restaurants Inc.	10,178	867,064
Domino’s Pizza Inc.	4,180	758,210
Hilton Worldwide Holdings Inc.	17,233	1,016,230
Jack in the Box Inc.	2,832	288,779
Marriott International Inc./MD Class A	28,894	2,728,172
McDonald’s Corp.	72,327	10,120,717
Royal Caribbean Cruises Ltd.	14,928	1,591,325
Starbucks Corp.	126,757	7,613,025
Vail Resorts Inc.	3,463	684,497

		26,608,342
HOUSEHOLD DURABLES — 0.52%
CSS Industries Inc.	748	19,717
Ethan Allen Interiors Inc.	2,171	64,696

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Garmin Ltd.	10,319	$524,618
La-Z-Boy Inc.	4,266	119,021
Meritage Homes Corp.[a]	3,301	128,574
Mohawk Industries Inc.[a]	5,498	1,290,876
Newell Brands Inc.	37,800	1,804,572
Tupperware Brands Corp.	4,377	314,312

		4,266,386
HOUSEHOLD PRODUCTS — 3.68%
Clorox Co. (The)	11,226	1,500,804
Colgate-Palmolive Co.	73,543	5,298,038
Kimberly-Clark Corp.	31,216	4,050,276
Procter & Gamble Co. (The)	222,690	19,447,517

		30,296,635
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.10%
AES Corp./VA	57,147	646,333
Ormat Technologies Inc.	3,221	190,232

		836,565
INDUSTRIAL CONGLOMERATES — 1.48%
3M Co.	52,384	10,258,359
Roper Technologies Inc.	8,831	1,931,339

		12,189,698
INSURANCE — 3.53%
Aflac Inc.	35,527	2,660,262
Allstate Corp. (The)	32,059	2,606,076
Chubb Ltd.	40,529	5,562,605
Hartford Financial Services Group Inc. (The)	32,890	1,590,560
Loews Corp.	25,022	1,166,526
Marsh & McLennan Companies Inc.	44,870	3,326,213
Principal Financial Group Inc.	25,062	1,632,288
Progressive Corp. (The)	50,651	2,011,858
Prudential Financial Inc.	37,485	4,012,020
Travelers Companies Inc. (The)	24,727	3,008,287
Willis Towers Watson PLC	11,341	1,504,043

		29,080,738
INTERNET & DIRECT MARKETING RETAIL — 1.70%
HSN Inc.	2,949	108,818
Netflix Inc.[a]	37,377	5,688,780
NutriSystem Inc.	2,565	137,099
Priceline Group Inc. (The)[a]	4,298	7,937,632
Shutterfly Inc.[a]	2,800	145,320

		14,017,649

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 6.34%
Alphabet Inc. Class Aa	25,788	$23,841,522
Alphabet Inc. Class Ca	27,050	24,506,218
Yahoo! Inc.[a]	79,036	3,810,325

		52,158,065
IT SERVICES — 3.52%
Accenture PLC Class A	54,025	6,553,232
Automatic Data Processing Inc.	39,326	4,109,174
Cognizant Technology Solutions Corp. Class Aa	52,807	3,180,566
Convergys Corp.	8,312	187,103
FleetCor Technologies Inc.[a]	8,078	1,140,129
International Business Machines Corp.	78,674	12,610,655
Teradata Corp.[a]	11,303	329,822
Western Union Co. (The)	42,287	839,820

		28,950,501
LEISURE PRODUCTS — 0.21%
Callaway Golf Co.	8,152	96,601
Hasbro Inc.	9,784	969,693
Mattel Inc.	29,848	669,192

		1,735,486
LIFE SCIENCES TOOLS & SERVICES — 0.69%
Agilent Technologies Inc.	28,214	1,553,181
Bio-Techne Corp.	3,231	345,975
Mettler-Toledo International Inc.[a]	2,294	1,177,786
PAREXEL International Corp.[a]	4,716	301,022
Quintiles IMS Holdings Inc.[a]	12,883	1,085,779
Waters Corp.[a]	7,037	1,195,516

		5,659,259
MACHINERY — 3.41%
AGCO Corp.	5,626	360,008
Caterpillar Inc.	50,969	5,212,090
Cummins Inc.	13,944	2,104,707
Deere & Co.	23,266	2,596,718
Dover Corp.	13,560	1,069,613
Flowserve Corp.	11,301	574,882
Fortive Corp.	27,105	1,714,662
Graco Inc.	4,831	521,023
Illinois Tool Works Inc.	27,549	3,804,241
Ingersoll-Rand PLC	22,488	1,995,810
Lincoln Electric Holdings Inc.	5,156	459,039
Meritor Inc.[a]	7,145	127,252

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Middleby Corp. (The)[a]	4,994	$679,833
Parker-Hannifin Corp.	11,610	1,866,888
Snap-on Inc.	5,038	844,016
Stanley Black & Decker Inc.	13,117	1,785,880
Tennant Co.	1,452	106,359
Timken Co. (The)	6,107	294,663
WABCO Holdings Inc.[a]	4,595	546,208
Wabtec Corp./DE	7,484	627,833
Xylem Inc./NY	15,702	807,240

		28,098,965
MEDIA — 4.02%
Charter Communications Inc. Class Aa	18,859	6,509,372
Discovery Communications Inc. Class Aa,b	13,369	384,760
Discovery Communications Inc. Class C NVS[a]	19,344	541,245
John Wiley & Sons Inc. Class A	3,985	210,010
Liberty Global PLC Series Aa,b	21,261	753,065
Liberty Global PLC Series C NVS[a]	52,846	1,829,000
Liberty Global PLC LiLAC Class Ca	9,450	206,388
New York Times Co. (The) Class A	11,109	160,525
Scholastic Corp.	2,270	98,132
Scripps Networks Interactive Inc. Class A	7,016	524,236
Time Warner Inc.	67,161	6,667,072
Walt Disney Co. (The)	131,677	15,221,861

		33,105,666
METALS & MINING — 0.24%
Compass Minerals International Inc.	2,934	193,644
Nucor Corp.	27,731	1,700,742
Schnitzer Steel Industries Inc. Class A	2,293	43,338

		1,937,724
MULTI-UTILITIES — 1.16%
Avista Corp.	5,523	222,798
CenterPoint Energy Inc.	35,764	1,020,347
CMS Energy Corp.	24,442	1,109,667
Consolidated Edison Inc.	26,529	2,103,219
MDU Resources Group Inc.	16,090	432,821
NiSource Inc.	28,272	685,596
Sempra Energy	20,682	2,337,479
WEC Energy Group Inc.	27,506	1,664,663

		9,576,590

Security	Shares	Value
MULTILINE RETAIL — 0.14%
Kohl’s Corp.	15,639	$610,390
Nordstrom Inc.	11,277	544,341

		1,154,731
OIL, GAS & CONSUMABLE FUELS — 3.68%
Clean Energy Fuels Corp.[a]	9,667	23,588
ConocoPhillips	107,917	5,170,303
Denbury Resources Inc.[a]	34,540	76,679
Devon Energy Corp.	41,037	1,620,551
Energen Corp.[a]	8,418	437,652
EOG Resources Inc.	50,218	4,645,165
EQT Corp.	15,108	878,379
Hess Corp.	24,810	1,211,472
Marathon Oil Corp.	73,992	1,100,261
Marathon Petroleum Corp.	45,948	2,340,591
Noble Energy Inc.	40,678	1,315,120
Occidental Petroleum Corp.	66,597	4,098,379
ONEOK Inc.	18,390	967,498
Phillips 66	40,792	3,245,412
Pioneer Natural Resources Co.	14,774	2,555,754
QEP Resources Inc.[a]	20,770	245,294
Southwestern Energy Co.[a]	42,788	321,338

		30,253,436
PAPER & FOREST PRODUCTS — 0.03%
Domtar Corp.	5,369	212,881

		212,881
PERSONAL PRODUCTS — 0.23%
Avon Products Inc.[a]	37,896	183,795
Estee Lauder Companies Inc. (The) Class A	19,348	1,685,985

		1,869,780
PHARMACEUTICALS — 3.19%
Bristol-Myers Squibb Co.	145,554	8,158,302
Jazz Pharmaceuticals PLC[a]	5,245	835,424
Merck & Co. Inc.	240,131	14,967,365
Zoetis Inc.	40,920	2,296,021

		26,257,112
PROFESSIONAL SERVICES — 0.44%
Dun & Bradstreet Corp. (The)	3,226	353,602
Exponent Inc.	2,253	137,771
Heidrick & Struggles International Inc.	1,529	32,873
ICF International Inc.[a]	1,559	68,830
IHS Markit Ltd.[a]	31,207	1,354,384

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Kelly Services Inc. Class A	2,699	$60,242
ManpowerGroup Inc.	5,838	589,521
Navigant Consulting Inc.[a]	4,111	98,541
On Assignment Inc.[a]	4,389	227,219
Resources Connection Inc.	2,421	33,652
Robert Half International Inc.	11,282	519,536
RPX Corp.[a]	4,298	55,186
TrueBlue Inc.[a]	3,687	100,839

		3,632,196
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.22%
CBRE Group Inc. Class Aa	26,424	946,244
Jones Lang LaSalle Inc.	3,919	450,136
Realogy Holdings Corp.	12,587	384,533

		1,780,913
ROAD & RAIL — 1.09%
ArcBest Corp.	2,117	55,995
Avis Budget Group Inc.[a]	6,810	207,705
CSX Corp.	81,664	4,151,798
Genesee & Wyoming Inc. Class Aa,b	5,305	359,467
Hertz Global Holdings Inc.[a]	4,195	69,175
Kansas City Southern	9,363	843,325
Norfolk Southern Corp.	25,418	2,986,361
Ryder System Inc.	4,640	315,102

		8,988,928
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.74%
Advanced Micro Devices Inc.[a]	68,577	912,074
Analog Devices Inc.	31,668	2,413,102
Applied Materials Inc.	94,260	3,827,898
Intel Corp.	412,739	14,920,515
Lam Research Corp.	14,173	2,052,959
Microchip Technology Inc.[b]	18,808	1,421,509
NVIDIA Corp.	46,959	4,897,824
Skyworks Solutions Inc.	16,214	1,617,184
SunPower Corp.[a,b]	5,393	37,427
Texas Instruments Inc.	87,050	6,892,619

		38,993,111
SOFTWARE — 9.61%
Adobe Systems Inc.[a]	43,306	5,791,744
ANSYS Inc.[a,b]	7,560	832,810
Autodesk Inc.[a]	17,401	1,567,308
CA Inc.	27,245	894,453
Cadence Design Systems Inc.[a]	24,967	813,175

Security	Shares	Value
Citrix Systems Inc.[a]	13,603	$1,101,027
Dell Technologies Inc. Class V Class Va	19,456	1,305,692
Fortinet Inc.[a]	12,735	496,665
Intuit Inc.	21,232	2,658,459
Microsoft Corp.	643,328	44,042,235
Oracle Corp.	268,183	12,057,508
salesforce.com Inc.[a]	56,204	4,840,289
Symantec Corp.	54,270	1,716,560
Workday Inc. Class Aa,b	10,621	928,275

		79,046,200
SPECIALTY RETAIL — 1.83%
AutoNation Inc.[a]	6,196	260,232
Best Buy Co. Inc.	24,862	1,288,100
Buckle Inc. (The)	2,529	47,292
Caleres Inc.	3,762	108,421
CarMax Inc.[a]	16,600	971,100
Foot Locker Inc.	11,601	897,221
GameStop Corp. Class A	9,012	204,482
Gap Inc. (The)	20,703	542,419
Lowe’s Companies Inc.	75,759	6,430,424
Office Depot Inc.	44,697	222,144
Pier 1 Imports Inc.	7,221	48,669
Signet Jewelers Ltd.	5,157	339,537
Staples Inc.	56,396	550,989
Tiffany & Co.	10,832	992,753
Tractor Supply Co.	11,427	707,446
Ulta Salon Cosmetics & Fragrance Inc.[a]	5,166	1,453,919

		15,065,148
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.75%
Hewlett Packard Enterprise Co.	145,099	2,703,194
HP Inc.	148,925	2,802,769
Super Micro Computer Inc.[a]	3,375	82,350
Xerox Corp.	75,525	543,025

		6,131,338
TEXTILES, APPAREL & LUXURY GOODS — 1.35%
Columbia Sportswear Co.	2,420	137,020
Deckers Outdoor Corp.[a]	2,638	157,198
Hanesbrands Inc.	33,131	722,587
Michael Kors Holdings Ltd.[a]	14,299	533,782
NIKE Inc. Class B	116,373	6,448,228
PVH Corp.	7,006	707,816
Under Armour Inc. Class Aa,b	15,903	341,755

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Security	Shares	Value
Under Armour Inc. Class Ca,b	16,170	$313,860
VF Corp.	28,770	1,571,705
Wolverine World Wide Inc.	8,623	207,901

		11,141,852
THRIFTS & MORTGAGE FINANCE — 0.07%
New York Community Bancorp. Inc.	42,233	561,277

		561,277
TRADING COMPANIES & DISTRIBUTORS — 0.42%
Air Lease Corp.	8,469	323,008
Applied Industrial Technologies Inc.	3,215	205,760
Fastenal Co.	25,240	1,127,723
H&E Equipment Services Inc.	2,770	58,502
United Rentals Inc.[a]	7,333	804,137
WW Grainger Inc.[b]	4,925	949,047

		3,468,177
WATER UTILITIES — 0.15%
American Water Works Co. Inc.	15,532	1,238,832

		1,238,832
WIRELESS TELECOMMUNICATION SERVICES — 0.08%
Sprint Corp.[a,b]	68,988	622,962

		622,962

TOTAL COMMON STOCKS
(Cost: $666,133,913)		821,800,631

SHORT-TERM INVESTMENTS — 1.39%

MONEY MARKET FUNDS — 1.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	10,860,508	10,864,853
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	603,275	603,275

		11,468,128

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,465,512)		11,468,128

Value
TOTAL INVESTMENTS IN SECURITIES — 101.25%
(Cost: $677,599,425)[g]	$833,268,759
Other Assets, Less Liabilities — (1.25)%	(10,323,306)

NET ASSETS — 100.00%	$822,945,453

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $687,085,595. Net unrealized appreciation was $146,183,164, of which $165,309,841 represented gross unrealized appreciation on securities and $19,126,677 represented gross unrealized depreciation on securities.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	7,496	4,018	(944)	10,570	$4,064,905	$86,338	$79,468
PNC Financial Services Group Inc. (The)	30,943	16,455	(5,090)	42,308	5,066,383	84,219	71,941

					$9,131,288	$170,557	$151,409

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$821,800,631	$—	$—	$821,800,631
Money market funds	11,468,128	—	—	11,468,128

Total	$833,268,759	$—	$—	$833,268,759

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 1.54%
Rockwell Collins Inc.	78,412	$8,161,905

		8,161,905
AIR FREIGHT & LOGISTICS — 1.08%
Expeditors International of Washington Inc.	79,797	4,475,814
United Parcel Service Inc. Class B	11,405	1,225,581

		5,701,395
AUTOMOBILES — 0.82%
Tesla Inc.[a,b]	13,798	4,333,538

		4,333,538
BANKS — 2.33%
Comerica Inc.	51,402	3,634,121
KeyCorp	99,081	1,807,238
People’s United Financial Inc.	257,003	4,489,842
PNC Financial Services Group Inc. (The)[c]	5,759	689,640
Signature Bank/New York NYa	12,117	1,677,599

		12,298,440
BEVERAGES — 2.74%
Coca-Cola Co. (The)	123,740	5,339,381
PepsiCo Inc.	80,757	9,148,153

		14,487,534
BIOTECHNOLOGY — 2.06%
AbbVie Inc.	12,354	814,623
Amgen Inc.	3,019	493,063
Biogen Inc.[a]	7,982	2,164,798
Celgene Corp.[a]	16,957	2,103,516
Gilead Sciences Inc.	36,557	2,505,982
Vertex Pharmaceuticals Inc.[a]	23,545	2,785,374

		10,867,356
BUILDING PRODUCTS — 0.45%
Johnson Controls International PLC	29,232	1,215,174
Masco Corp.	31,552	1,168,055

		2,383,229
CAPITAL MARKETS — 6.45%
Bank of New York Mellon Corp. (The)	26,264	1,235,984
BlackRock Inc.[c]	28,832	11,087,922
Franklin Resources Inc.	75,546	3,256,788
Northern Trust Corp.	117,247	10,552,230
State Street Corp.	84,021	7,049,362

Security	Shares	Value
T Rowe Price Group Inc.	12,439	$881,801

		34,064,087
CHEMICALS — 3.85%
Ecolab Inc.	129,407	16,705,150
International Flavors & Fragrances Inc.	26,156	3,624,960

		20,330,110
COMMUNICATIONS EQUIPMENT — 2.23%
Cisco Systems Inc.	269,595	9,185,102
Motorola Solutions Inc.	30,229	2,598,787

		11,783,889
CONSUMER FINANCE — 1.10%
American Express Co.	73,398	5,816,791

		5,816,791
CONTAINERS & PACKAGING — 0.54%
Ball Corp.	37,093	2,852,081

		2,852,081
DISTRIBUTORS — 0.13%
LKQ Corp.[a]	21,629	675,690

		675,690
ELECTRIC UTILITIES — 1.46%
Edison International	14,862	1,188,514
Eversource Energy	73,657	4,375,226
Xcel Energy Inc.	48,258	2,174,023

		7,737,763
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.66%
Corning Inc.	48,448	1,397,725
TE Connectivity Ltd.	26,767	2,070,962

		3,468,687
ENERGY EQUIPMENT & SERVICES — 1.40%
Baker Hughes Inc.	42,868	2,545,073
Core Laboratories NV	6,187	685,643
National Oilwell Varco Inc.	14,992	524,270
Schlumberger Ltd.	18,465	1,340,375
TechnipFMC PLC[a]	76,520	2,305,548

		7,400,909
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.69%
American Tower Corp.	28,697	3,614,100
HCP Inc.	38,442	1,205,157
Liberty Property Trust	149,558	6,067,568
Prologis Inc.	158,265	8,611,198

		19,498,023

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2017

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.17%
Whole Foods Market Inc.	24,294	$883,573

		883,573
FOOD PRODUCTS — 5.21%
Bunge Ltd.	67,240	5,313,977
Campbell Soup Co.	72,483	4,170,672
General Mills Inc.	96,836	5,569,039
Kellogg Co.	152,029	10,794,059
Mondelez International Inc. Class A	37,845	1,704,160

		27,551,907
HEALTH CARE PROVIDERS & SERVICES — 6.07%
AmerisourceBergen Corp.	37,600	3,085,080
Cardinal Health Inc.	116,868	8,483,448
HCA Holdings Inc.[a]	6,174	519,913
Henry Schein Inc.[a]	73,674	12,804,541
Patterson Companies Inc.	145,825	6,487,754
Quest Diagnostics Inc.	6,672	703,963

		32,084,699
HOTELS, RESTAURANTS & LEISURE — 0.94%
Hilton Worldwide Holdings Inc.	13,044	769,205
Marriott International Inc./MD Class A	44,510	4,202,634

		4,971,839
HOUSEHOLD DURABLES — 0.58%
Newell Brands Inc.	63,698	3,040,942

		3,040,942
HOUSEHOLD PRODUCTS — 3.18%
Clorox Co. (The)	46,136	6,167,922
Kimberly-Clark Corp.	24,481	3,176,410
Procter & Gamble Co. (The)	85,279	7,447,415

		16,791,747
INDUSTRIAL CONGLOMERATES — 4.55%
3M Co.	122,936	24,074,557

		24,074,557
INSURANCE — 1.53%
Marsh & McLennan Companies Inc.	109,417	8,111,082

		8,111,082
INTERNET & DIRECT MARKETING RETAIL — 0.42%
Amazon.com Inc.[a]	895	827,866
Netflix Inc.[a]	9,028	1,374,062

		2,201,928
INTERNET SOFTWARE & SERVICES — 2.59%
Alphabet Inc. Class Aa	13,424	12,410,756
Facebook Inc. Class Aa	8,339	1,252,935

		13,663,691

Security	Shares	Value
IT SERVICES — 4.13%
Accenture PLC Class A	126,202	$15,308,303
International Business Machines Corp.	40,546	6,499,118

		21,807,421

LEISURE PRODUCTS — 0.18%
Mattel Inc.	41,526	931,013

		931,013
LIFE SCIENCES TOOLS & SERVICES — 3.48%
Agilent Technologies Inc.	163,935	9,024,622
Mettler-Toledo International Inc.[a]	6,715	3,447,615
Waters Corp.[a]	34,966	5,940,374

		18,412,611
MACHINERY — 4.20%
Caterpillar Inc.	60,575	6,194,399
Cummins Inc.	74,908	11,306,613
Ingersoll-Rand PLC	22,469	1,994,124
Parker-Hannifin Corp.	4,607	740,806
Xylem Inc./NY	38,231	1,965,456

		22,201,398
MEDIA — 2.50%
Charter Communications Inc. Class Aa	5,336	1,841,774
Liberty Global PLC Series Aa	17,895	633,841
Scripps Networks Interactive Inc. Class A	16,845	1,258,658
Time Warner Inc.	20,856	2,070,375
Walt Disney Co. (The)	64,044	7,403,486

		13,208,134
MULTI-UTILITIES — 1.26%
Sempra Energy	59,131	6,682,986

		6,682,986
MULTILINE RETAIL — 0.11%
Nordstrom Inc.	12,409	598,982

		598,982
OIL, GAS & CONSUMABLE FUELS — 1.63%
ConocoPhillips	65,522	3,139,159
Hess Corp.	59,490	2,904,897
Marathon Oil Corp.	53,760	799,411
Noble Energy Inc.	22,150	716,110
Phillips 66	13,415	1,067,297

		8,626,874

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2017

Security	Shares	Value
PHARMACEUTICALS — 2.47%
Merck & Co. Inc.	141,980	$8,849,613
Zoetis Inc.	74,805	4,197,309

		13,046,922
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.88%
CBRE Group Inc. Class Aa,b	130,002	4,655,372

		4,655,372
ROAD & RAIL — 1.07%
CSX Corp.	18,004	915,323
Norfolk Southern Corp.	40,504	4,758,815

		5,674,138
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.03%
Applied Materials Inc.	78,060	3,170,016
Intel Corp.	202,340	7,314,591
NVIDIA Corp.	15,867	1,654,928
Texas Instruments Inc.	48,844	3,867,468

		16,007,003
SOFTWARE — 7.65%
Autodesk Inc.[a]	29,311	2,640,042
CA Inc.	67,456	2,214,580
Microsoft Corp.	355,582	24,343,144
Oracle Corp.	149,517	6,722,284
salesforce.com Inc.[a]	22,991	1,979,985
Symantec Corp.	80,285	2,539,415

		40,439,450
SPECIALTY RETAIL — 2.27%
Best Buy Co. Inc.	62,131	3,219,007
Gap Inc. (The)	26,620	697,444
Signet Jewelers Ltd.	14,818	975,617
Tiffany & Co.	77,652	7,116,806

		12,008,874
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.94%
Apple Inc.	136,574	19,618,855
Hewlett Packard Enterprise Co.	174,676	3,254,214
HP Inc.	172,928	3,254,505

		26,127,574

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 2.12%
Hanesbrands Inc.	45,469	$991,679
NIKE Inc. Class B	146,208	8,101,385
PVH Corp.	15,345	1,550,306
VF Corp.	10,291	562,197

		11,205,567
TRADING COMPANIES & DISTRIBUTORS — 0.12%
WW Grainger Inc.	3,290	633,983

		633,983

TOTAL COMMON STOCKS
(Cost: $428,432,316)		527,505,694

SHORT-TERM INVESTMENTS — 1.07%

MONEY MARKET FUNDS — 1.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	4,956,622	4,958,605
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	682,676	682,676

		5,641,281

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,640,918)		5,641,281

TOTAL INVESTMENTS IN SECURITIES — 100.88%
(Cost: $434,073,234)[g]		533,146,975
Other Assets, Less Liabilities — (0.88)%		(4,638,451)

NET ASSETS — 100.00%		$528,508,524

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $439,100,849. Net unrealized appreciation was $94,046,126, of which $104,810,734 represented gross unrealized appreciation on securities and $10,764,608 represented gross unrealized depreciation on securities.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	13,444	17,361	(1,973)	28,832	$11,087,922	$208,207	$104,241
PNC Financial Services Group Inc. (The)	—	6,089	(330)	5,759	689,640	11,404	7,798

					$11,777,562	$219,611	$112,039

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$527,505,694	$—	$—	$527,505,694
Money market funds	5,641,281	—	—	5,641,281

Total	$533,146,975	$—	$—	$533,146,975

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2017

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$989,947,292	$710,237,358	$625,807,649
Affiliated (Note 2)	3,658,982	28,564,899	16,237,200

Total cost of investments	$993,606,274	$738,802,257	$642,044,849

Investments in securities, at fair value (including securities on loan)[a] (Note 1):
Unaffiliated	$963,479,931	$718,875,784	$668,398,019
Affiliated (Note 2)	3,659,867	28,569,547	16,240,265

Total fair value of investments	967,139,798	747,445,331	684,638,284
Cash	61,940	—	—
Receivables:
Dividends and interest	535,915	1,141,173	239,462

Total Assets	967,737,653	748,586,504	684,877,746

LIABILITIES
Payables:
Investment securities purchased	4,446,718	—	—
Collateral for securities on loan (Note 1)	2,221,328	28,159,887	15,419,029
Investment advisory fees (Note 2)	322,666	242,658	240,363

Total Liabilities	6,990,712	28,402,545	15,659,392

NET ASSETS	$960,746,941	$720,183,959	$669,218,354

Net assets consist of:
Paid-in capital	$1,102,828,195	$729,470,938	$653,049,517
Undistributed net investment income	1,533,225	—	536,347
Accumulated net realized loss	(117,148,003)	(17,930,053)	(26,960,945)
Net unrealized appreciation (depreciation)	(26,466,476)	8,643,074	42,593,435

NET ASSETS	$960,746,941	$720,183,959	$669,218,354

Shares outstanding[b]	10,750,000	6,050,000	4,050,000

Net asset value per share	$89.37	$119.04	$165.24

[a]	Securities on loan with values of $2,134,622, $27,691,827 and $14,715,588, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,279,999,550	$1,590,175,704	$936,991,385
Affiliated (Note 2)	55,817,760	56,922,232	11,717,321

Total cost of investments	$1,335,817,310	$1,647,097,936	$948,708,706

Investments in securities, at fair value (including securities on loan)[a] (Note 1):
Unaffiliated	$1,370,028,687	$1,639,757,373	$982,952,457
Affiliated (Note 2)	60,720,832	60,422,303	11,718,495

Total fair value of investments	1,430,749,519	1,700,179,676	994,670,952
Receivables:
Investment securities sold	232,151	—	—
Dividends and interest	2,027,368	1,796,434	733,918
Capital shares sold	14,165	—	—

Total Assets	1,433,023,203	1,701,976,110	995,404,870

LIABILITIES
Payables:
Investment securities purchased	—	158,562	—
Collateral for securities on loan (Note 1)	1,621,200	19,887,362	11,213,782
Capital shares redeemed	253,109	—	16,301
Investment advisory fees (Note 2)	502,636	606,122	354,782

Total Liabilities	2,376,945	20,652,046	11,584,865

NET ASSETS	$1,430,646,258	$1,681,324,064	$983,820,005

Net assets consist of:
Paid-in capital	$1,401,916,321	$1,686,169,638	$959,577,379
Undistributed net investment income	1,932,949	85,896	267,491
Accumulated net realized loss	(68,135,221)	(58,013,210)	(21,987,111)
Net unrealized appreciation	94,932,209	53,081,740	45,962,246

NET ASSETS	$1,430,646,258	$1,681,324,064	$983,820,005

Shares outstanding[b]	13,200,000	16,200,000	7,650,000

Net asset value per share	$108.38	$103.79	$128.60

[a]	Securities on loan with values of $1,477,896, $19,134,041 and $10,808,432, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments, at cost:
Unaffiliated	$659,474,708	$417,526,979
Affiliated (Note 2)	18,124,717	16,546,255

Total cost of investments	$677,599,425	$434,073,234

Investments in securities, at fair value (including securities on loan)[a] (Note 1):
Unaffiliated	$812,669,343	$515,728,132
Affiliated (Note 2)	20,599,416	17,418,843

Total fair value of investments	833,268,759	533,146,975
Receivables:
Dividends and interest	869,583	543,120

Total Assets	834,138,342	533,690,095

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	10,862,132	4,957,749
Capital shares redeemed	—	9,243
Investment advisory fees (Note 2)	330,757	214,579

Total Liabilities	11,192,889	5,181,571

NET ASSETS	$822,945,453	$528,508,524

Net assets consist of:
Paid-in capital	$682,185,075	$440,341,322
Undistributed net investment income	235,582	250,889
Accumulated net realized loss	(15,144,538)	(11,157,428)
Net unrealized appreciation	155,669,334	99,073,741

NET ASSETS	$822,945,453	$528,508,524

Shares outstanding[b]	9,350,000	5,300,000

Net asset value per share	$88.02	$99.72

[a]	Securities on loan with values of $10,670,996 and $4,836,708, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2017

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,329,224	$16,329,132	$12,279,834
Dividends — affiliated (Note 2)	2,562	2,944	3,060
Securities lending income — affiliated — net (Note 2)	26,411	430,111	110,998

Total investment income	13,358,197	16,762,187	12,393,892

EXPENSES
Investment advisory fees (Note 2)	2,851,757	2,998,395	3,762,805

Total expenses	2,851,757	2,998,395	3,762,805

Net investment income	10,506,440	13,763,792	8,631,087

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(33,752,667)	(6,530,515)	(9,267,777)
Investments — affiliated (Note 2)	1,096	1,282	3,283
In-kind redemptions — unaffiliated	69,254,359	53,980,172	97,630,956
Realized gain distributions from affiliated funds	84	23	85

Net realized gain	35,502,872	47,450,962	88,366,547

Net change in unrealized appreciation/depreciation	55,005,749	(6,378,723)	17,754,845

Net realized and unrealized gain	90,508,621	41,072,239	106,121,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,015,061	$54,836,031	$114,752,479

[a]	Net of foreign withholding tax of $ —, $ — and $417, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$16,583,631	$32,605,324	$18,432,270
Dividends — affiliated (Note 2)	871,236	841,775	4,837
Interest — unaffiliated	—	—	362
Securities lending income — affiliated — net (Note 2)	6,690	78,115	115,963

Total investment income	17,461,557	33,525,214	18,553,432

EXPENSES
Investment advisory fees (Note 2)	3,985,637	6,887,967	4,109,685

Total expenses	3,985,637	6,887,967	4,109,685

Net investment income	13,475,920	26,637,247	14,443,747

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,585,784)	(8,844,331)	(8,013,858)
Investments — affiliated (Note 2)	(40,569)	(80,988)	1,217
In-kind redemptions — unaffiliated	72,707,894	109,922,011	91,019,492
In-kind redemptions — affiliated (Note 2)	2,676,482	2,215,406	—
Realized gain distributions from affiliated funds	84	163	59

Net realized gain	70,758,107	103,212,261	83,006,910

Net change in unrealized appreciation/depreciation	160,824,534	173,407,649	71,275,827

Net realized and unrealized gain	231,582,641	276,619,910	154,282,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$245,058,561	$303,257,157	$168,726,484

[a]	Net of foreign withholding tax of $2,779, $2,880 and $1,504, respectively.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,902,533	$8,645,809
Dividends — affiliated (Note 2)	173,345	221,871
Securities lending income — affiliated — net (Note 2)	111,508	99,988

Total investment income	13,187,386	8,967,668

EXPENSES
Investment advisory fees (Note 2)	3,319,785	2,208,134

Total expenses	3,319,785	2,208,134

Net investment income	9,867,601	6,759,534

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(638,976)	2,801,739
Investments — affiliated (Note 2)	(7,133)	(4,155)
In-kind redemptions — unaffiliated	13,569,731	21,188,066
In-kind redemptions — affiliated (Note 2)	158,647	116,687
Realized gain distributions from affiliated funds	102	68

Net realized gain	13,082,371	24,102,405

Net change in unrealized appreciation/depreciation	83,380,091	46,774,848

Net realized and unrealized gain	96,462,462	70,877,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,330,063	$77,636,787

[a]	Net of foreign withholding tax of $1,331 and $1,882, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,506,440	$7,306,256	$13,763,792	$15,460,006
Net realized gain (loss)	35,502,872	(57,685,145)	47,450,962	73,771,917
Net change in unrealized appreciation/depreciation	55,005,749	17,530,716	(6,378,723)	(25,954,748)

Net increase (decrease) in net assets resulting from operations	101,015,061	(32,848,173)	54,836,031	63,277,175

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,748,115)	(7,139,124)	(16,041,659)	(15,201,572)

Total distributions to shareholders	(9,748,115)	(7,139,124)	(16,041,659)	(15,201,572)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,056,402,271	314,783,107	298,891,859	696,410,406
Cost of shares redeemed	(738,205,121)	(218,392,540)	(569,371,600)	(571,027,855)

Net increase (decrease) in net assets from capital share transactions	318,197,150	96,390,567	(270,479,741)	125,382,551

INCREASE (DECREASE) IN NET ASSETS	409,464,096	56,403,270	(231,685,369)	173,458,154

NET ASSETS
Beginning of year	551,282,845	494,879,575	951,869,328	778,411,174

End of year	$960,746,941	$551,282,845	$720,183,959	$951,869,328

Undistributed net investment income included in net assets at end of year	$1,533,225	$774,819	$—	$1,743,511

SHARES ISSUED AND REDEEMED
Shares sold	12,500,000	4,300,000	2,550,000	6,500,000
Shares redeemed	(8,850,000)	(3,050,000)	(5,000,000)	(5,400,000)

Net increase (decrease) in shares outstanding	3,650,000	1,250,000	(2,450,000)	1,100,000

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,631,087	$10,166,229	$13,475,920	$10,649,933
Net realized gain	88,366,547	68,368,903	70,758,107	38,570,180
Net change in unrealized appreciation/depreciation	17,754,845	(67,273,747)	160,824,534	(123,211,950)

Net increase (decrease) in net assets resulting from operations	114,752,479	11,261,385	245,058,561	(73,991,837)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,488,256)	(10,136,926)	(12,364,655)	(10,698,471)

Total distributions to shareholders	(9,488,256)	(10,136,926)	(12,364,655)	(10,698,471)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	188,529,023	246,435,482	1,101,417,991	653,302,434
Cost of shares redeemed	(584,451,919)	(342,955,499)	(471,125,581)	(565,323,910)

Net increase (decrease) in net assets from capital share transactions	(395,922,896)	(96,520,017)	630,292,410	87,978,524

INCREASE (DECREASE) IN NET ASSETS	(290,658,673)	(95,395,558)	862,986,316	3,288,216

NET ASSETS
Beginning of year	959,877,027	1,055,272,585	567,659,942	564,371,726

End of year	$669,218,354	$959,877,027	$1,430,646,258	$567,659,942

Undistributed net investment income included in net assets at end of year	$536,347	$486,318	$1,932,949	$821,755

SHARES ISSUED AND REDEEMED
Shares sold	1,250,000	1,700,000	11,200,000	7,050,000
Shares redeemed	(3,850,000)	(2,450,000)	(4,650,000)	(6,600,000)

Net increase (decrease) in shares outstanding	(2,600,000)	(750,000)	6,550,000	450,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$26,637,247	$23,201,864	$14,443,747	$9,705,778
Net realized gain (loss)	103,212,261	(35,967,515)	83,006,910	(8,897,904)
Net change in unrealized appreciation/depreciation	173,407,649	(62,316,897)	71,275,827	6,372,478

Net increase (decrease) in net assets resulting from operations	303,257,157	(75,082,548)	168,726,484	7,180,352

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,974,695)	(25,797,288)	(14,219,187)	(9,662,904)

Total distributions to shareholders	(27,974,695)	(25,797,288)	(14,219,187)	(9,662,904)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,520,325,655	1,547,422,376	740,482,618	259,067,218
Cost of shares redeemed	(1,287,579,008)	(1,436,661,278)	(644,587,072)	(441,021,410)

Net increase (decrease) in net assets from capital share transactions	232,746,647	110,761,098	95,895,546	(181,954,192)

INCREASE (DECREASE) IN NET ASSETS	508,029,109	9,881,262	250,402,843	(184,436,744)

NET ASSETS
Beginning of year	1,173,294,955	1,163,413,693	733,417,162	917,853,906

End of year	$1,681,324,064	$1,173,294,955	$983,820,005	$733,417,162

Undistributed net investment income included in net assets at end of year	$85,896	$81,002	$267,491	$42,874

SHARES ISSUED AND REDEEMED
Shares sold	16,250,000	17,350,000	6,300,000	2,450,000
Shares redeemed	(13,550,000)	(16,950,000)	(5,400,000)	(4,250,000)

Net increase (decrease) in shares outstanding	2,700,000	400,000	900,000	(1,800,000)

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,867,601	$7,178,063	$6,759,534	$5,376,610
Net realized gain	13,082,371	7,067,540	24,102,405	13,615,604
Net change in unrealized appreciation/depreciation	83,380,091	(11,769,764)	46,774,848	(17,384,644)

Net increase in net assets resulting from operations	106,330,063	2,475,839	77,636,787	1,607,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,805,524)	(7,482,505)	(6,710,825)	(5,328,373)

Total distributions to shareholders	(9,805,524)	(7,482,505)	(6,710,825)	(5,328,373)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	266,035,782	120,926,426	158,914,934	80,059,618
Cost of shares redeemed	(40,292,161)	(46,945,966)	(58,843,156)	(47,104,740)

Net increase in net assets from capital share transactions	225,743,621	73,980,460	100,071,778	32,954,878

INCREASE IN NET ASSETS	322,268,160	68,973,794	170,997,740	29,234,075

NET ASSETS
Beginning of year	500,677,293	431,703,499	357,510,784	328,276,709

End of year	$822,945,453	$500,677,293	$528,508,524	$357,510,784

Undistributed net investment income included in net assets at end of year	$235,582	$173,405	$250,889	$202,114

SHARES ISSUED AND REDEEMED
Shares sold	3,300,000	1,600,000	1,750,000	950,000
Shares redeemed	(500,000)	(650,000)	(650,000)	(550,000)

Net increase in shares outstanding	2,800,000	950,000	1,100,000	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$77.65	$84.59	$83.92	$69.93	$69.97

Income from investment operations:
Net investment income[a]	1.34	1.39	1.34	1.49	1.51
Net realized and unrealized gain (loss)[b]	11.62	(6.93)	0.82	13.89	(0.12)

Total from investment operations	12.96	(5.54)	2.16	15.38	1.39

Less distributions from:
Net investment income	(1.24)	(1.40)	(1.49)	(1.39)	(1.43)

Total distributions	(1.24)	(1.40)	(1.49)	(1.39)	(1.43)

Net asset value, end of year	$89.37	$77.65	$84.59	$83.92	$69.93

Total return	16.88%	(6.42)%	2.58%	22.27%	2.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$960,747	$551,283	$494,880	$939,881	$506,979
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.62%	1.88%	1.57%	1.94%	2.23%
Portfolio turnover rate[c]	13%	13%	7%	16%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$111.98	$105.19	$96.90	$87.54	$73.95

Income from investment operations:
Net investment income[a]	2.32	2.31	2.03	1.81	1.70
Net realized and unrealized gain[b]	7.66	6.90	8.23	9.37	13.60

Total from investment operations	9.98	9.21	10.26	11.18	15.30

Less distributions from:
Net investment income	(2.92)	(2.42)	(1.97)	(1.82)	(1.71)

Total distributions	(2.92)	(2.42)	(1.97)	(1.82)	(1.71)

Net asset value, end of year	$119.04	$111.98	$105.19	$96.90	$87.54

Total return	9.04%	8.88%	10.66%	12.92%	21.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$720,184	$951,869	$778,411	$460,252	$494,612
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	2.03%	2.15%	1.98%	1.97%	2.22%
Portfolio turnover rate[c]	7%	4%	4%	9%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$144.34	$142.60	$118.79	$99.99	$81.99

Income from investment operations:
Net investment income[a]	1.52	1.42	1.44	1.08	1.30
Net realized and unrealized gain[b]	20.99	1.74	23.64	18.72	18.02

Total from investment operations	22.51	3.16	25.08	19.80	19.32

Less distributions from:
Net investment income	(1.61)	(1.42)	(1.27)	(1.00)	(1.32)

Total distributions	(1.61)	(1.42)	(1.27)	(1.00)	(1.32)

Net asset value, end of year	$165.24	$144.34	$142.60	$118.79	$99.99

Total return	15.71%	2.23%	21.19%	19.85%	23.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$669,218	$959,877	$1,055,273	$421,694	$379,975
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.01%	0.99%	1.08%	0.96%	1.50%
Portfolio turnover rate[c]	8%	9%	8%	5%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$85.36	$91.03	$81.22	$66.98	$55.38

Income from investment operations:
Net investment income[a]	1.47	1.28	1.15	0.94	0.84
Net realized and unrealized gain (loss)[b]	22.88	(5.66)	9.77	14.22	11.60

Total from investment operations	24.35	(4.38)	10.92	15.16	12.44

Less distributions from:
Net investment income	(1.33)	(1.29)	(1.11)	(0.92)	(0.84)

Total distributions	(1.33)	(1.29)	(1.11)	(0.92)	(0.84)

Net asset value, end of year	$108.38	$85.36	$91.03	$81.22	$66.98

Total return	28.74%	(4.85)%	13.50%	22.68%	22.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,430,646	$567,660	$564,372	$592,917	$428,658
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.49%	1.44%	1.32%	1.20%	1.43%
Portfolio turnover rate[c]	4%	5%	3%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$86.91	$88.81	$80.39	$69.55	$57.76

Income from investment operations:
Net investment income[a]	1.64	1.44	1.27	1.15	1.06
Net realized and unrealized gain (loss)[b]	16.91	(1.81)	8.46	10.84	11.76

Total from investment operations	18.55	(0.37)	9.73	11.99	12.82

Less distributions from:
Net investment income	(1.67)	(1.53)	(1.31)	(1.15)	(1.03)

Total distributions	(1.67)	(1.53)	(1.31)	(1.15)	(1.03)

Net asset value, end of year	$103.79	$86.91	$88.81	$80.39	$69.55

Total return	21.52%	(0.41)%	12.15%	17.32%	22.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,681,324	$1,173,295	$1,163,414	$1,559,644	$879,785
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.70%	1.64%	1.48%	1.50%	1.73%
Portfolio turnover rate[c]	6%	6%	6%	6%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$108.65	$107.35	$101.19	$81.15	$70.81

Income from investment operations:
Net investment income[a]	1.82	1.59	1.43	1.28	1.24
Net realized and unrealized gain[b]	19.89	1.35	6.17	20.14	10.30

Total from investment operations	21.71	2.94	7.60	21.42	11.54

Less distributions from:
Net investment income	(1.76)	(1.64)	(1.44)	(1.38)	(1.20)

Total distributions	(1.76)	(1.64)	(1.44)	(1.38)	(1.20)

Net asset value, end of year	$128.60	$108.65	$107.35	$101.19	$81.15

Total return	20.13%	2.83%	7.54%	26.53%	16.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$983,820	$733,417	$917,854	$895,493	$917,039
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	1.55%	1.54%	1.37%	1.37%	1.69%
Portfolio turnover rate[c]	10%	7%	6%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$76.44	$77.09	$70.16	$59.39	$51.54

Income from investment operations:
Net investment income[a]	1.22	1.17	1.04	0.95	0.90
Net realized and unrealized gain (loss)[b]	11.54	(0.62)	6.89	10.72	7.86

Total from investment operations	12.76	0.55	7.93	11.67	8.76

Less distributions from:
Net investment income	(1.18)	(1.20)	(1.00)	(0.90)	(0.91)

Total distributions	(1.18)	(1.20)	(1.00)	(0.90)	(0.91)

Net asset value, end of year	$88.02	$76.44	$77.09	$70.16	$59.39

Total return	16.83%	0.75%	11.34%	19.76%	17.25%

Ratios/Supplemental data:
Net assets, end of year (000s)	$822,945	$500,677	$431,703	$350,800	$210,836
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.49%	1.55%	1.39%	1.45%	1.71%
Portfolio turnover rate[c]	10%	16%	14%	13%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$85.12	$86.39	$78.49	$67.40	$60.98

Income from investment operations:
Net investment income[a]	1.41	1.32	1.08	1.01	1.04
Net realized and unrealized gain (loss)[b]	14.57	(1.29)	7.89	11.12	6.42

Total from investment operations	15.98	0.03	8.97	12.13	7.46

Less distributions from:
Net investment income	(1.38)	(1.30)	(1.07)	(1.04)	(1.04)

Total distributions	(1.38)	(1.30)	(1.07)	(1.04)	(1.04)

Net asset value, end of year	$99.72	$85.12	$86.39	$78.49	$67.40

Total return	18.92%	0.07%	11.46%	18.12%	12.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$528,509	$357,511	$328,277	$255,081	$208,935
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.53%	1.58%	1.29%	1.38%	1.71%
Portfolio turnover rate[c]	19%	20%	19%	20%	34%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified

iShares ETF	Diversification Classification
U.S. Financials	Diversified
U.S. Industrials	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
U.S. Basic Materials
Goldman Sachs & Co.	$924,235	$924,235	$—
State Street Bank & Trust Company	1,210,387	1,210,387	—

	$2,134,622	$2,134,622	$—

U.S. Consumer Goods
Citigroup Global Markets Inc.	$255,562	$255,562	$—
Credit Suisse Securities (USA) LLC	9,226,370	9,226,370	—
Deutsche Bank Securities Inc.	5,852,369	5,852,369	—
Goldman Sachs & Co.	988,053	988,053	—
HSBC Bank PLC	1,603,366	1,603,366	—
JPMorgan Securities LLC	1,292,389	1,292,389	—
Merrill Lynch, Pierce, Fenner & Smith	3,531,717	3,531,717	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	985,084	985,084	—
State Street Bank & Trust Company	1,352,416	1,352,416	—
UBS AG	501,989	501,989	—
UBS Securities LLC	1,545,535	1,545,535	—
Wells Fargo Bank, National Association	370,917	370,917	—
Wells Fargo Securities LLC	186,060	186,060	—

	$27,691,827	$27,691,827	$—

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
U.S. Consumer Services
Barclays Capital Inc.	$156,291	$156,291	$—
BNP Paribas New York Branch	323,850	323,850	—
BNP Paribas Prime Brokerage International Ltd.	376,745	376,745	—
Citigroup Global Markets Inc.	41,496	41,496	—
Credit Suisse Securities (USA) LLC	1,616,025	1,616,025	—
Deutsche Bank Securities Inc.	919,416	919,416	—
Goldman Sachs & Co.	2,379,716	2,379,716	—
JPMorgan Securities LLC	1,435,932	1,435,932	—
Merrill Lynch, Pierce, Fenner & Smith	1,112,386	1,112,386	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,895,171	5,895,171	—
Scotia Capital (USA) Inc.	297,827	297,827	—
UBS AG	94,005	94,005	—
UBS Securities LLC	66,728	66,728	—

	$14,715,588	$14,715,588	$—

U.S. Financial Services
Deutsche Bank Securities Inc.	$1,477,896	$1,477,896	$—

U.S. Financials
Citigroup Global Markets Inc.	$3,062,854	$3,062,854	$—
Credit Suisse Securities (USA) LLC	771,617	771,617	—
Deutsche Bank Securities Inc.	7,232	7,232	—
Goldman Sachs & Co.	1,168,928	1,168,928	—
JPMorgan Securities LLC	1,219,682	1,219,682	—
Merrill Lynch, Pierce, Fenner & Smith	2,428,960	2,428,960	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,882,563	3,882,563	—
Scotia Capital (USA) Inc.	751,754	751,754	—
State Street Bank & Trust Company	5,620,251	5,620,251	—
UBS Securities LLC	220,200	220,200	—

	$19,134,041	$19,134,041	$—

U.S. Industrials
Barclays Capital Inc.	$788,906	$788,906	$—
Citigroup Global Markets Inc.	2,540,312	2,540,312	—
Goldman Sachs & Co.	1,353,138	1,353,138	—
JPMorgan Securities LLC	3,776,762	3,776,762	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,252,943	1,252,943	—
State Street Bank & Trust Company	925,321	925,321	—
UBS Securities LLC	171,050	171,050	—

	$10,808,432	$10,808,432	$—

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI KLD 400 Social
Barclays Capital Inc.	$812	$812	$—
Citigroup Global Markets Inc.	1,602,533	1,602,533	—
Credit Suisse Securities (USA) LLC	644,554	644,554	—
Deutsche Bank Securities Inc.	34,714	34,714	—
Goldman Sachs & Co.	1,589,997	1,589,997	—
HSBC Bank PLC	720,549	720,549	—
JPMorgan Securities LLC	1,010,236	1,010,236	—
Merrill Lynch, Pierce, Fenner & Smith	6,188	6,188	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,690,193	2,690,193	—
National Financial Services LLC	2,048,514	2,048,514	—
Nomura Securities International Inc.	176,256	176,256	—
State Street Bank & Trust Company	146,450	146,450	—

	$10,670,996	$10,670,996	$—

MSCI USA ESG Select
Credit Suisse Securities (USA) LLC	$168,342	$168,342	$—
Goldman Sachs & Co.	929,019	929,019	—
JPMorgan Securities LLC	3,739,347	3,739,347	—

	$4,836,708	$4,836,708	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (Continued)

iSHARES® TRUST

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion, up to and including $30 billion
0.34	Over $30 billion, up to and including $40 billion
0.33	Over $40 billion, up to and including $50 billion
0.31	Over $50 billion

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select	0.50

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$12,009
U.S. Consumer Goods	170,395
U.S. Consumer Services	51,841
U.S. Financial Services	3,147

iShares ETF	Fees Paid to BTC
U.S. Financials	$38,999
U.S. Industrials	49,389
MSCI KLD 400 Social	45,904
MSCI USA ESG Select	39,122

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$3,125,919	$3,135,761
U.S. Consumer Goods	10,792,406	13,717,652
U.S. Consumer Services	10,513,904	7,345,415
U.S. Financial Services	7,011,860	3,283,223
U.S. Financials	9,407,551	3,652,057
U.S. Industrials	19,937,604	26,256,576
MSCI KLD 400 Social	10,454,696	18,614,949
MSCI USA ESG Select	16,134,815	18,367,172

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$82,251,685	$85,041,643
U.S. Consumer Goods	51,112,744	54,167,126
U.S. Consumer Services	64,718,352	64,670,256
U.S. Financial Services	38,343,291	36,421,981
U.S. Financials	91,609,691	92,503,689
U.S. Industrials	92,816,133	91,067,956
MSCI KLD 400 Social	68,831,971	65,412,962
MSCI USA ESG Select	89,877,937	83,512,265

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$1,052,138,727	$727,463,154
U.S. Consumer Goods	298,300,448	564,915,694
U.S. Consumer Services	187,637,613	582,590,335
U.S. Financial Services	1,093,180,677	464,918,350
U.S. Financials	1,493,574,760	1,255,283,726
U.S. Industrials	737,924,800	642,160,027
MSCI KLD 400 Social	264,664,830	40,095,317
MSCI USA ESG Select	157,522,284	58,257,420

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Basic Materials	$37,659,738	$81	$(37,659,819)
U.S. Consumer Goods	48,873,924	534,356	(49,408,280)
U.S. Consumer Services	84,175,022	907,198	(85,082,220)
U.S. Financial Services	31,730,212	(71)	(31,730,141)
U.S. Financials	52,108,614	1,342,342	(53,450,956)
U.S. Industrials	82,925,083	57	(82,925,140)
MSCI KLD 400 Social	13,192,345	100	(13,192,445)
MSCI USA ESG Select	21,000,315	66	(21,000,381)

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
U.S. Basic Materials
Ordinary income	$9,748,115	$7,139,124

U.S. Consumer Goods
Ordinary income	$16,041,659	$15,201,572

U.S. Consumer Services
Ordinary income	$9,488,256	$10,136,926

U.S. Financial Service
Ordinary income	$12,364,655	$10,698,471

U.S. Financials
Ordinary income	$27,974,695	$25,797,288

U.S. Industrials
Ordinary income	$14,219,187	$9,662,904

MSCI KLD 400 Social
Ordinary income	$9,805,524	$7,482,505

MSCI USA ESG Select
Ordinary income	$6,710,825	$5,328,373

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
U.S. Basic Materials	$1,533,225	$(112,956,388)	$(30,658,091)	$(142,081,254)
U.S. Consumer Goods	—	(15,834,282)	6,547,303	(9,286,979)
U.S. Consumer Services	536,347	(22,597,215)	38,229,705	16,168,837
U.S. Financial Services	1,844,797	(60,229,965)	87,115,105	28,729,937
U.S. Financials	—	(52,510,524)	47,664,950	(4,845,574)
U.S. Industrials	267,491	(17,679,849)	41,654,984	24,242,626
MSCI KLD 400 Social	235,582	(5,658,368)	146,183,164	140,760,378
MSCI USA ESG Select	250,889	(6,129,813)	94,046,126	88,167,202

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the timing and recognition of partnership income.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
U.S. Basic Materials	$102,078,857	$10,812,780	$64,751	$112,956,388
U.S. Consumer Goods	3,940,502	11,893,780	—	15,834,282
U.S. Consumer Services	14,467,536	6,983,187	1,146,492	22,597,215
U.S. Financial Services	12,113,737	41,743,037	6,373,191	60,229,965
U.S. Financials	—	52,510,524	—	52,510,524
U.S. Industrials	8,634,018	9,045,831	—	17,679,849
MSCI KLD 400 Social	3,140,225	2,143,183	374,960	5,658,368
MSCI USA ESG Select	—	6,055,688	74,125	6,129,813

[a]	Must be utilized prior to losses subjected to expiration.

For the year ended April 30, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Financials	$2,360,622
MSCI USA ESG Select	3,205,186

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF,

iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF,

iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$13,032,736
U.S. Consumer Goods	15,009,126
U.S. Consumer Services	12,682,949
U.S. Financial Services	17,245,996

iShares ETF	Qualified Dividend Income
U.S. Financials	$22,131,655
U.S. Industrials	18,261,579
MSCI KLD 400 Social	12,395,223
MSCI USA ESG Select	8,475,720

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividend- Receivable Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00
U.S. Consumer Services	100.00
U.S. Financial Services	100.00

iShares ETF	Dividend- Receivable Deduction
U.S. Financials	77.98%
U.S. Industrials	100.00
MSCI KLD 400 Social	100.00
MSCI USA ESG Select	100.00

TAX INFORMATION	87

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
U.S. Basic Materials	$1.243939	$—	$—	$1.243939	100%	—%	—%		100%
U.S. Consumer Goods	2.918066	—	—	2.918066	100	—	—		100
U.S. Consumer Services	1.486251	—	0.122697	1.608948	92	—	8		100
U.S. Financial Services	1.330961	—	0.001328	1.332289	100	—	0	[a]	100
U.S. Financials	1.552518	—	0.116437	1.668955	93	—	7		100
U.S. Industrials	1.755397	—	—	1.755397	100	—	—		100
MSCI KLD 400 Social	1.165604	—	0.017756	1.183360	98	—	2		100
MSCI USA ESG Select	1.366605	—	0.011206	1.377811	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)(Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	482	36.52%
At NAV	310	23.48
Less than 0.0% and Greater than –0.5%	528	40.00

	1,320	100.00%

iShares U.S. Consumer Goods ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	512	38.79
At NAV	231	17.50
Less than 0.0% and Greater than –0.5%	576	43.63

	1,320	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	491	37.20%
At NAV	262	19.85
Less than 0.0% and Greater than –0.5%	567	42.95

	1,320	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	615	46.59%
At NAV	220	16.67
Less than 0.0% and Greater than –0.5%	485	36.74

	1,320	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited)(Continued)

iSHARES® TRUST

iShares U.S. Financials ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	571	43.26%
At NAV	240	18.18
Less than 0.0% and Greater than –0.5%	509	38.56

	1,320	100.00%

iShares U.S. Industrials ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	612	46.36
At NAV	245	18.56
Less than 0.0% and Greater than –0.5%	462	35.00

	1,320	100.00%

iShares MSCI KLD 400 Social ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	838	63.49%
At NAV	148	11.21
Less than 0.0% and Greater than –0.5%	334	25.30

	1,320	100.00%

iShares MSCI USA ESG Select ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	751	56.89%
At NAV	191	14.47
Less than 0.0% and Greater than –0.5%	378	28.64

	1,320	100.00%

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	93

Notes:

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0417

APRIL 30, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Core Dividend Growth ETF | DGRO | NYSE Arca
➢	iShares Core High Dividend ETF | HDV | NYSE Arca
➢	iShares International Select Dividend ETF | IDV | NYSE Arca
➢	iShares Select Dividend ETF | DVY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 15.14% in U.S. dollar terms for the reporting period.

The broad rise in global equity markets was driven in part by increased economic stimulus actions from many of the world’s central banks, including expanded quantitative easing measures and negative interest rates. Other positive factors included a recovery in energy and commodities prices, as well as signs of stabilization in the Chinese economy. Global equity markets also faced a heightened level of volatility, particularly during the first half of the reporting period. For example, the affirmative vote on the United Kingdom’s “Brexit” referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey all contributed to an increase in volatility during the summer of 2016.

The bulk of the advance in global stocks, however, occurred during the last half of the reporting period, following the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating U.S. economic growth. These expectations drove a strong global equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The U.S. equity market returned the strongest performance among developed markets, returning approximately 18% for the reporting period. Despite robust employment growth and healthy consumer spending levels, the U.S. economy grew by 2.0% in 2016 — its slowest calendar-year growth rate since 2011. Nonetheless, U.S. stocks rose sharply based on the post-election optimism about the economy’s future prospects. U.S. stocks remained on a positive trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the last half of the reporting period, which raised the federal funds interest rate target to a range of 0.75% — 1.00%.

Equity markets in the Asia-Pacific region also generated strong returns, gaining approximately 13% in U.S. dollar terms for the reporting period. Hong Kong and Australian stocks were the leading performers, while stock markets in Singapore and New Zealand trailed other markets in the region.

European stock markets returned approximately 11% in U.S. dollar terms for the reporting period. The European Central Bank expanded its quantitative easing measures and maintained a negative interest rate policy, but economic activity across the Continent remained muted. Equity markets in Austria, Spain, and the Netherlands were the top performers, while Denmark was the only European market to decline during the reporting period. In the U.K., the equity market advanced by 20% for the reporting period, but a sharp decline in the British pound in the wake of the “Brexit” vote erased most of those gains, resulting in a 6% return in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, increasing by more than 19% in U.S. dollar terms for the reporting period. Many emerging economies stabilized after several years of slowing growth as commodities prices decreased and export demand began to recover. Emerging markets in Asia generated the strongest returns, led by Taiwan and China, while stock markets in the Middle East trailed broad emerging markets indexes.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE DIVIDEND GROWTH ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.78%	17.78%	17.83%	17.78%	17.78%	17.83%
Since Inception	9.91%	9.92%	9.94%	31.39%	31.43%	31.50%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,142.40	$0.42	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 17.78%, net of fees, while the total return for the Index was 17.83%.

As represented by the Index, U.S. stocks with a history of consistently growing dividends performed well for the reporting period but slightly trailed the broader U.S. equity market.

The leading contribution to the Index’s performance during the reporting period came from the information technology sector. U.S. technology company profits were strong during the reporting period as these companies benefited from investors’ expectations for growth in innovative areas like virtual reality and technology products with wireless connectivity. The software and services industry was the main source of strength during the reporting period, followed by the technology hardware and semiconductors and semiconductor equipment industries.

Financials stocks also contributed significantly to the Index’s performance during the reporting period. Bank stocks led the gains in the financials sector, driven in large measure by a rising interest rate environment, which generally leads to higher net interest margins for banks. Bank stocks also benefited from expectations for reduced industry regulation under a new U.S. presidential administration. The insurance industry was another source of strength during the reporting period, led by life and health insurance and property and casualty insurance companies.

The industrials sector was also a meaningful contributor to the Index’s performance for the reporting period. Industrials stocks generally benefited from the outcome of the U.S. presidential election in November 2016, which resulted in expectations for increased government spending on infrastructure and defense. This was reflected in gains in the aerospace and defense, machinery, industrial conglomerates, and road and rail industries, which led the sector’s advance.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	17.54%
Health Care	15.84
Financials	14.94
Consumer Staples	14.18
Industrials	13.81
Consumer Discretionary	11.30
Materials	4.29
Utilities	4.16
Energy	3.90
Telecommunication Services	0.03
Real Estate	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/17

Security	Percentage of Total Investments*

Microsoft Corp.	3.13%
Apple Inc.	3.06
Exxon Mobil Corp.	3.01
Johnson & Johnson	2.79
Pfizer Inc.	2.76
Procter & Gamble Co. (The)	2.63
JPMorgan Chase & Co.	2.59
Wells Fargo & Co.	2.51
Coca-Cola Co. (The)	2.20
Cisco Systems Inc.	2.07

TOTAL	26.75%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE HIGH DIVIDEND ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.22%	9.14%	9.28%	9.22%	9.14%	9.28%
5 Years	11.31%	11.30%	11.56%	70.85%	70.80%	72.81%
Since Inception	12.23%	12.23%	12.54%	101.93%	101.87%	105.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.80	$0.41	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 9.22%, net of fees, while the total return for the Index was 9.28%.

As represented by the Index, U.S. stocks with a history of paying relatively high dividends performed well for the reporting period but trailed the broader U.S. equity market. Stocks with high dividend yields attracted strong demand early in the reporting period from income-oriented investors in a low interest rate environment. But they were comparatively less attractive towards the end of the reporting period, when interest rates rose and investors showed a preference for more economically sensitive, growth-oriented stocks.

The leading contribution to the Index’s performance during the reporting period came from the consumer staples sector, reflecting these stocks’ comparatively generous dividend yields. Within the sector, the tobacco and household products industries were significant contributors to performance for the reporting period. Tobacco stocks benefited from improving employment and rising consumer confidence, while household products companies were supported by steady demand for their essential products as well as solid dividend payouts.

Information technology stocks also contributed significantly to the Index’s performance during the reporting period. U.S. technology company profits were strong during the reporting period, as these companies benefited from investors’ expectations for growth in innovative areas like virtual reality and technology products with wireless connectivity.

The healthcare sector was another meaningful contributor to the Index’s performance for the reporting period, led by the pharmaceuticals industry. Although pharmaceuticals companies faced uncertainty about potential regulations regarding drug pricing, the outlook for the industry improved, partly due to potential tax reform surrounding the repatriation of cash from outside of the U.S.

The telecommunication services, financials, and real estate sectors detracted modestly from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Consumer Staples	23.87%
Energy	16.29
Health Care	15.61
Telecommunication Services	13.64
Information Technology	12.06
Industrials	7.22
Utilities	6.30
Consumer Discretionary	3.73
Financials	1.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/17

Security	Percentage of Total Investments*

Exxon Mobil Corp.	8.46%
AT&T Inc.	7.71
Verizon Communications Inc.	5.94
Johnson & Johnson	5.83
Chevron Corp.	5.37
Pfizer Inc.	5.14
Procter & Gamble Co. (The)	4.48
Philip Morris International Inc.	4.40
Coca-Cola Co. (The)	3.75
Cisco Systems Inc.	3.52

TOTAL	54.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.47%	11.53%	11.63%	11.47%	11.53%	11.63%
5 Years	5.23%	5.19%	5.44%	29.03%	28.76%	30.30%
Since Inception	0.69%	0.69%	0.83%	7.07%	7.06%	8.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/07. The first day of secondary market trading was 6/15/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,109.70	$2.62	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 11.47%, net of fees, while the total return for the Index was 11.63%.

As represented by the Index, relatively high dividend paying international stocks performed well for the reporting period and was in line with the broad international equity markets. These stocks benefited from relatively attractive valuations and strong investor demand for yield, particularly when compared with record low interest rates on many developed country government bonds.

Looking at the Index’s performance by country, Australia contributed the most during the reporting period. Two interest rate cuts by the Reserve Bank of Australia, a recovery in commodities prices, and a record trade surplus helped the country’s economy rebound after contracting in the third quarter of 2016. Finland, the United Kingdom, Hong Kong, and France also contributed to the Index’s performance. No single country detracted meaningfully from the Index’s performance during the reporting period, although a handful detracted fractionally, including New Zealand and the Netherlands.

In terms of the Index’s performance by sector, high dividend paying stocks in the financials sector, which made up more than 30% of the Index on average during the reporting period, contributed the most to the Index’s return, led by the banking industry. The economically sensitive industrials and materials sectors were also significant contributors to the Index’s performance. Telecommunication services was the only sector to detract from the Index’s performance during the reporting period.

Looking at currency effects, the U.S. dollar gained against the Australian dollar, the British pound, and the euro during the reporting period, negatively impacting the Index’s performance in U.S. dollar terms. A stronger U.S. dollar means assets denominated in foreign currencies are worth less when translated back into U.S. dollars.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Financials	31.90%
Utilities	11.89
Consumer Discretionary	11.20
Telecommunication Services	9.90
Energy	9.45
Industrials	8.09
Health Care	6.53
Consumer Staples	4.65
Materials	3.25
Information Technology	2.46
Real Estate	0.68

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/17

Country	Percentage of Total Investments*

United Kingdom	23.55%
Australia	16.54
France	10.42
Italy	7.67
Canada	6.26
Finland	5.25
New Zealand	4.56
Sweden	3.90
Hong Kong	3.90
Spain	3.83

TOTAL	85.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® SELECT DIVIDEND ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.12%	15.12%	15.60%	15.12%	15.12%	15.60%
5 Years	13.77%	13.77%	14.19%	90.64%	90.63%	94.17%
10 Years	6.03%	6.03%	6.63%	79.66%	79.56%	89.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,106.00	$2.04	$1,000.00	$1,022.90	$1.96	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SELECT DIVIDEND ETF

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 15.12%, net of fees, while the total return for the Index was 15.60%.

As represented by the Index, U.S. stocks with a history of paying relatively high dividends performed well for the reporting period but trailed the broader U.S. equity market. Stocks with high dividend yields attracted strong demand early in the reporting period from income-oriented investors in a low interest rate environment. But they were comparatively less attractive towards the end of the reporting period, when interest rates rose and investors showed a preference for more economically sensitive, growth oriented stocks.

The leading contribution to the Index’s performance during the reporting period came from the utilities sector, reflecting these stocks’ generous dividend yields. The sector rallied on optimism about the new U.S. presidential administration’s promises to deregulate utilities and ease environmental regulations. Utilities stocks also benefited from declining cost of capital during the reporting period, spurring plans for capital investment in facilities. Electric utilities were the main sources of strength for the reporting period, followed by multi-utilities.

The financials sector also contributed significantly to the Index’s performance during the reporting period. Banks and diversified financial services companies led the gains in the sector, driven in large measure by a rising interest rate environment, which generally leads to higher net interest margins for banks.

The materials and industrials sectors were also contributors to the Index’s performance for the reporting period. Materials stocks were helped by higher commodities prices and an increase in global manufacturing activity. Industrials stocks generally benefited from the outcome of the U.S. presidential election in November 2016, which resulted in expectations for increased government spending on infrastructure and defense.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Utilities	29.35%
Consumer Discretionary	15.89
Financials	13.80
Industrials	10.59
Energy	8.91
Consumer Staples	8.54
Materials	6.38
Health Care	2.63
Telecommunication Services	2.23
Information Technology	1.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/17

Security	Percentage of Total Investments*

Lockheed Martin Corp.	3.77%
CME Group Inc.	2.86
Chevron Corp.	2.16
Philip Morris International Inc.	2.16
McDonald’s Corp.	2.11
NextEra Energy Inc.	2.08
Kimberly-Clark Corp.	1.96
Entergy Corp.	1.86
DTE Energy Co.	1.77
Sempra Energy	1.76

TOTAL	22.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.79%

AEROSPACE & DEFENSE — 3.96%
Boeing Co. (The)	100,744	$18,620,514
BWX Technologies Inc.	4,409	216,791
General Dynamics Corp.	25,727	4,985,635
HEICO Corp.	368	26,154
HEICO Corp. Class A	615	37,699
Huntington Ingalls Industries Inc.	2,934	589,411
L3 Technologies Inc.	7,932	1,362,480
Lockheed Martin Corp.	38,419	10,352,000
Northrop Grumman Corp.	14,626	3,597,411
Raytheon Co.	31,526	4,893,150
United Technologies Corp.	100,193	11,921,965

		56,603,210
AIR FREIGHT & LOGISTICS — 1.22%
CH Robinson Worldwide Inc.	18,332	1,332,736
Expeditors International of Washington Inc.	14,504	813,529
FedEx Corp.	11,525	2,186,293
United Parcel Service Inc. Class B	122,474	13,161,056

		17,493,614
AIRLINES — 0.10%
Southwest Airlines Co.	24,676	1,387,285

		1,387,285
AUTO COMPONENTS — 0.15%
Autoliv Inc.	11,415	1,143,669
Gentex Corp.	27,469	567,235
Lear Corp.	3,295	470,064

		2,180,968
AUTOMOBILES — 0.12%
Harley-Davidson Inc.	24,936	1,416,614
Thor Industries Inc.	3,530	339,516

		1,756,130
BANKS — 7.72%
Associated Banc-Corp.	16,589	413,066
Bank of the Ozarks Inc.	6,510	309,030
BB&T Corp.	114,415	4,940,440
BOK Financial Corp.	2,672	225,223
Chemical Financial Corp.	8,276	392,696
Columbia Banking System Inc.	7,455	294,547
Comerica Inc.	12,615	891,881
Commerce Bancshares Inc./MO	7,451	409,432
Community Bank System Inc.	5,659	316,621
Cullen/Frost Bankers Inc.	7,571	714,627

Security	Shares	Value
First Financial Bankshares Inc.	6,381	$254,921
First Horizon National Corp.	18,958	347,879
First Republic Bank/CA	5,837	539,689
Home BancShares Inc./AR	8,939	227,498
Hope Bancorp Inc.	16,742	306,546
Huntington Bancshares Inc./OH	138,899	1,786,241
Independent Bank Corp./ Rockland MA	2,766	175,088
JPMorgan Chase & Co.	425,514	37,019,718
KeyCorp	110,065	2,007,586
LegacyTexas Financial Group Inc.	3,588	135,662
MB Financial Inc.	6,892	292,979
Old National Bancorp./IN	22,443	377,042
People’s United Financial Inc.	64,815	1,132,318
PNC Financial Services Group Inc. (The)[a]	47,338	5,668,725
Prosperity Bancshares Inc.	7,270	488,544
Simmons First National Corp. Class A	2,808	153,457
South State Corp.	2,038	179,650
SunTrust Banks Inc.	48,803	2,772,498
TowneBank/Portsmouth VA	5,347	173,510
U.S. Bancorp.	183,945	9,432,700
UMB Financial Corp.	3,334	241,682
Umpqua Holdings Corp.	44,114	779,494
Union Bankshares Corp.	5,508	188,594
Webster Financial Corp.	9,636	489,605
Wells Fargo & Co.	665,431	35,826,805
WesBanco Inc.	5,617	223,613
Westamerica Bancorp.	4,140	227,783

		110,357,390
BEVERAGES — 4.18%
Brown-Forman Corp. Class A	4,979	239,291
Brown-Forman Corp. Class B	15,805	747,892
Coca-Cola Co. (The)	729,092	31,460,320
Dr Pepper Snapple Group Inc.	23,334	2,138,561
PepsiCo Inc.	222,429	25,196,757

		59,782,821
BIOTECHNOLOGY — 2.89%
AbbVie Inc.	360,019	23,739,653
Amgen Inc.	107,840	17,612,429

		41,352,082
BUILDING PRODUCTS — 0.44%
AO Smith Corp.	9,427	507,927
Apogee Enterprises Inc.	1,664	90,688

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
Johnson Controls International PLC	129,124	$5,367,685
Lennox International Inc.	2,352	388,997

		6,355,297
CAPITAL MARKETS — 3.03%
Ameriprise Financial Inc.	19,674	2,515,321
Bank of New York Mellon Corp. (The)	92,668	4,360,956
BlackRock Inc.[a]	16,407	6,309,640
CBOE Holdings Inc.	6,686	550,993
CME Group Inc.	37,471	4,353,755
Cohen & Steers Inc.	3,193	127,401
Eaton Vance Corp. NVS	15,491	665,029
Evercore Partners Inc. Class A	3,746	276,268
FactSet Research Systems Inc.	2,546	415,660
Franklin Resources Inc.	36,711	1,582,611
Goldman Sachs Group Inc. (The)	21,794	4,877,497
Invesco Ltd.	79,552	2,620,443
Janus Capital Group Inc.	28,770	392,998
Legg Mason Inc.	11,765	439,776
MarketAxess Holdings Inc.	1,479	284,737
Moody’s Corp.	12,715	1,504,439
Morningstar Inc.	1,178	86,147
Northern Trust Corp.	20,836	1,875,240
S&P Global Inc.	18,321	2,458,495
SEI Investments Co.	8,308	421,299
State Street Corp.	38,547	3,234,093
T Rowe Price Group Inc.	41,796	2,962,918
TD Ameritrade Holding Corp.	25,247	966,203

		43,281,919
CHEMICALS — 3.42%
Air Products & Chemicals Inc.	30,378	4,268,109
Albemarle Corp.	7,584	825,973
Ashland Global Holdings Inc.	4,560	563,160
Balchem Corp.	876	71,096
Cabot Corp.	7,290	438,785
Celanese Corp. Series A	12,944	1,126,646
Dow Chemical Co. (The)	183,681	11,535,167
Eastman Chemical Co.	21,624	1,724,514
Ecolab Inc.	17,693	2,283,989
FMC Corp.	8,608	630,364
HB Fuller Co.	3,414	180,362
International Flavors & Fragrances Inc.	9,236	1,280,017
LyondellBasell Industries NV Class A	70,733	5,995,329

Security	Shares	Value
Monsanto Co.	46,954	$5,475,306
NewMarket Corp.	775	364,793
PolyOne Corp.	7,589	297,565
PPG Industries Inc.	21,833	2,398,137
Praxair Inc.	40,832	5,103,183
Quaker Chemical Corp.	789	114,089
RPM International Inc.	16,901	888,317
Scotts Miracle-Gro Co. (The) Class A	5,521	533,329
Sensient Technologies Corp.	3,939	322,210
Sherwin-Williams Co. (The)	4,999	1,673,065
Valspar Corp. (The)	5,546	623,592
Westlake Chemical Corp.	2,515	156,559

		48,873,656
COMMERCIAL SERVICES & SUPPLIES — 0.57%
ABM Industries Inc.	5,039	217,635
Brady Corp. Class A	5,626	219,133
Cintas Corp.	4,336	531,030
Healthcare Services Group Inc.	7,424	340,836
Herman Miller Inc.	7,424	245,734
HNI Corp.	5,842	273,172
Matthews International Corp. Class A	1,877	128,668
MSA Safety Inc.	3,281	255,426
Republic Services Inc.	26,816	1,689,140
Rollins Inc.	6,916	268,548
Steelcase Inc. Class A	14,107	240,524
Waste Management Inc.	52,071	3,789,727

		8,199,573
COMMUNICATIONS EQUIPMENT — 2.30%
Cisco Systems Inc.	866,364	29,517,021
Harris Corp.	13,538	1,514,767
Motorola Solutions Inc.	21,770	1,871,567

		32,903,355
CONSUMER FINANCE — 0.54%
American Express Co.	69,390	5,499,158
Discover Financial Services	36,599	2,290,731

		7,789,889
CONTAINERS & PACKAGING — 0.47%
AptarGroup Inc.	5,986	480,676
Avery Dennison Corp.	10,404	865,717
Bemis Co. Inc.	12,954	582,023
Packaging Corp. of America	14,493	1,431,619
Silgan Holdings Inc.	2,457	148,943

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
Sonoco Products Co.	15,750	$823,882
WestRock Co.	44,282	2,371,744

		6,704,604
DISTRIBUTORS — 0.18%
Core-Mark Holding Co. Inc.	2,965	103,834
Genuine Parts Co.	23,757	2,186,119
Pool Corp.	2,486	297,376

		2,587,329
DIVERSIFIED CONSUMER SERVICES — 0.05%
DeVry Education Group Inc.	3,641	137,812
Service Corp. International/U.S.	17,966	578,864

		716,676
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.01%
ATN International Inc.	1,272	88,010

		88,010
ELECTRIC UTILITIES — 2.10%
ALLETE Inc.	9,319	651,491
Alliant Energy Corp.	42,378	1,666,303
Edison International	51,267	4,099,822
El Paso Electric Co.	5,995	309,342
Eversource Energy	59,328	3,524,083
IDACORP Inc.	7,875	665,595
MGE Energy Inc.	3,823	245,819
NextEra Energy Inc.	80,338	10,729,943
Pinnacle West Capital Corp.	20,335	1,730,305
PNM Resources Inc.	12,081	450,017
Portland General Electric Co.	14,649	664,186
Westar Energy Inc.	22,564	1,174,005
Xcel Energy Inc.	90,776	4,089,459

		30,000,370
ELECTRICAL EQUIPMENT — 1.16%
AZZ Inc.	1,770	104,519
Eaton Corp. PLC	80,782	6,110,350
Emerson Electric Co.	117,228	7,066,504
Hubbell Inc.	6,807	770,076
Regal Beloit Corp.	3,373	265,961
Rockwell Automation Inc.	14,450	2,273,707

		16,591,117
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.59%
Amphenol Corp. Class A	15,855	1,146,475
AVX Corp.	7,728	130,680
Corning Inc.	118,109	3,407,445
FLIR Systems Inc.	12,784	469,556

Security	Shares	Value
Littelfuse Inc.	1,078	$166,174
TE Connectivity Ltd.	39,819	3,080,796

		8,401,126
ENERGY EQUIPMENT & SERVICES — 0.04%
Core Laboratories NV	5,024	556,760

		556,760
FOOD & STAPLES RETAILING — 3.50%
Casey’s General Stores Inc.	1,961	219,769
Costco Wholesale Corp.	26,913	4,777,596
CVS Health Corp.	143,254	11,809,860
Kroger Co. (The)	86,656	2,569,350
Sysco Corp.	71,039	3,755,832
Wal-Mart Stores Inc.	244,182	18,357,603
Walgreens Boots Alliance Inc.	84,998	7,355,727
Whole Foods Market Inc.	34,439	1,252,546

		50,098,283
FOOD PRODUCTS — 1.75%
Archer-Daniels-Midland Co.	94,119	4,305,944
Bunge Ltd.	16,533	1,306,603
General Mills Inc.	104,917	6,033,777
Hershey Co. (The)	18,032	1,951,062
Hormel Foods Corp.	29,983	1,051,804
Ingredion Inc.	6,839	846,805
J&J Snack Foods Corp.	1,121	150,864
JM Smucker Co. (The)	14,235	1,803,859
Kellogg Co.	40,193	2,853,703
Lancaster Colony Corp.	1,879	236,566
McCormick & Co. Inc./MD	12,244	1,223,176
Mead Johnson Nutrition Co.	19,524	1,732,169
Tyson Foods Inc. Class A	23,652	1,519,878

		25,016,210
GAS UTILITIES — 0.41%
Atmos Energy Corp.	14,011	1,135,171
National Fuel Gas Co.	13,019	720,992
New Jersey Resources Corp.	13,110	528,989
Northwest Natural Gas Co.	5,369	319,992
South Jersey Industries Inc.	14,770	554,171
Southwest Gas Holdings Inc.	5,851	490,080
Spire Inc.	8,002	548,537
UGI Corp.	19,702	988,252
WGL Holdings Inc.	6,843	564,274

		5,850,458
HEALTH CARE EQUIPMENT & SUPPLIES — 2.51%
Abbott Laboratories	228,521	9,972,656
Baxter International Inc.	27,937	1,555,532

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
Becton Dickinson and Co.	19,102	$3,571,501
Cantel Medical Corp.	315	23,439
CR Bard Inc.	1,745	536,553
DENTSPLY SIRONA Inc.	6,444	407,518
Hill-Rom Holdings Inc.	3,506	265,194
Medtronic PLC	162,058	13,465,399
ResMed Inc.	15,004	1,020,122
STERIS PLC	7,861	580,142
Stryker Corp.	22,964	3,131,601
West Pharmaceutical Services Inc.	2,698	248,297
Zimmer Biomet Holdings Inc.	9,317	1,114,779

		35,892,733
HEALTH CARE PROVIDERS & SERVICES — 1.88%
AmerisourceBergen Corp.	15,261	1,252,165
Anthem Inc.	23,426	4,167,251
Cardinal Health Inc.	39,380	2,858,594
Chemed Corp.	543	109,349
Humana Inc.	4,475	993,361
McKesson Corp.	9,004	1,245,163
Owens & Minor Inc.	9,840	340,956
Patterson Companies Inc.	10,102	449,438
Quest Diagnostics Inc.	14,230	1,501,407
UnitedHealth Group Inc.	80,144	14,015,583

		26,933,267
HOTELS, RESTAURANTS & LEISURE — 2.88%
Brinker International Inc.	9,007	398,019
Cheesecake Factory Inc. (The)	3,904	250,481
Cracker Barrel Old Country Store Inc.	3,964	634,993
Darden Restaurants Inc.	20,982	1,787,457
Dunkin’ Brands Group Inc.	11,573	646,468
Marriott International Inc./MD Class A	24,677	2,330,002
McDonald’s Corp.	136,051	19,037,616
Royal Caribbean Cruises Ltd.	19,011	2,026,573
Starbucks Corp.	147,968	8,886,958
Texas Roadhouse Inc.	6,700	314,096
Vail Resorts Inc.	4,037	797,953
Wendy’s Co. (The)	22,993	338,917
Wyndham Worldwide Corp.	14,454	1,377,611
Yum! Brands Inc.	35,537	2,336,558

		41,163,702
HOUSEHOLD DURABLES — 0.20%
Leggett & Platt Inc.	21,179	1,112,745
Whirlpool Corp.	9,547	1,772,687

		2,885,432

Security	Shares	Value
HOUSEHOLD PRODUCTS — 3.92%
Church & Dwight Co. Inc.	22,174	$1,098,278
Clorox Co. (The)	16,974	2,269,254
Colgate-Palmolive Co.	106,534	7,674,709
Kimberly-Clark Corp.	55,978	7,263,146
Procter & Gamble Co. (The)	429,818	37,536,006
WD-40 Co.	1,449	151,928

		55,993,321
INDUSTRIAL CONGLOMERATES — 2.07%
3M Co.	83,679	16,386,858
Carlisle Companies Inc.	4,948	501,678
Honeywell International Inc.	90,515	11,870,137
Roper Technologies Inc.	3,844	840,683

		29,599,356
INSURANCE — 3.54%
Aflac Inc.	54,410	4,074,221
Allied World Assurance Co. Holdings AG	9,691	514,495
Allstate Corp. (The)	37,602	3,056,667
American Equity Investment Life Holding Co.	2,309	54,769
American Financial Group Inc./OH	5,495	534,718
AmTrust Financial Services Inc.	18,940	303,987
Aon PLC	16,917	2,027,333
Arthur J Gallagher & Co.	27,468	1,532,989
Aspen Insurance Holdings Ltd.	5,529	289,443
Assurant Inc.	6,726	647,310
Assured Guaranty Ltd.	9,567	364,790
Axis Capital Holdings Ltd.	11,158	735,312
Brown & Brown Inc.	8,194	351,523
Chubb Ltd.	53,119	7,290,583
Cincinnati Financial Corp.	22,420	1,616,258
CNO Financial Group Inc.	2,808	59,165
Erie Indemnity Co. Class A	2,769	342,858
FBL Financial Group Inc. Class A	1,497	99,550
First American Financial Corp.	22,517	977,463
FNF Group	41,173	1,686,034
Horace Mann Educators Corp.	5,971	230,779
Lincoln National Corp.	21,435	1,413,210
Marsh & McLennan Companies Inc.	54,395	4,032,301
Primerica Inc.	1,761	147,572
Principal Financial Group Inc.	41,325	2,691,497
Prudential Financial Inc.	65,728	7,034,868
Reinsurance Group of America Inc.	4,652	581,686

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
RenaissanceRe Holdings Ltd.	789	$112,172
RLI Corp.	3,020	172,804
Torchmark Corp.	4,462	342,280
Travelers Companies Inc. (The)	35,018	4,260,290
Unum Group	21,341	988,728
Validus Holdings Ltd.	10,824	598,351
WR Berkley Corp.	4,020	273,280
XL Group Ltd.	29,836	1,248,637

		50,687,923
INTERNET & DIRECT MARKETING RETAIL — 0.05%
Expedia Inc.	5,711	763,675

		763,675
INTERNET SOFTWARE & SERVICES — 0.03%
j2 Global Inc.	4,791	432,340

		432,340
IT SERVICES — 4.05%
Accenture PLC Class A	68,516	8,310,991
Automatic Data Processing Inc.	55,850	5,835,766
Booz Allen Hamilton Holding Corp.	15,907	571,539
Broadridge Financial Solutions Inc.	12,967	906,912
Convergys Corp.	9,062	203,986
Fidelity National Information Services Inc.	23,592	1,986,210
International Business Machines Corp.	151,584	24,297,399
Jack Henry & Associates Inc.	5,787	560,876
MasterCard Inc. Class A	42,296	4,919,871
Paychex Inc.	53,232	3,155,593
Visa Inc. Class A	78,012	7,116,255

		57,865,398
LEISURE PRODUCTS — 0.15%
Hasbro Inc.	13,298	1,317,965
Polaris Industries Inc.	9,000	767,340

		2,085,305
MACHINERY — 2.55%
Albany International Corp. Class A	2,510	122,362
Barnes Group Inc.	2,944	161,832
Caterpillar Inc.	109,651	11,212,911
Cummins Inc.	23,782	3,589,655
Donaldson Co. Inc.	11,828	547,400
Dover Corp.	20,098	1,585,330
Flowserve Corp.	12,229	622,089
Franklin Electric Co. Inc.	2,075	85,282
Graco Inc.	4,883	526,632

Security	Shares	Value
Hillenbrand Inc.	8,182	$301,916
IDEX Corp.	6,362	666,483
Illinois Tool Works Inc.	34,296	4,735,935
Ingersoll-Rand PLC	29,706	2,636,407
ITT Inc.	5,993	252,485
Kennametal Inc.	9,512	395,509
Lincoln Electric Holdings Inc.	5,690	506,581
Nordson Corp.	2,680	335,536
PACCAR Inc.	28,343	1,891,328
Pentair PLC	22,060	1,423,091
Snap-on Inc.	5,527	925,938
Stanley Black & Decker Inc.	15,653	2,131,156
Toro Co. (The)	7,066	458,725
Trinity Industries Inc.	14,494	389,889
Wabtec Corp./DE	2,471	207,292
Xylem Inc./NY	15,400	791,714

		36,503,478
MARINE — 0.01%
Matson Inc.	5,762	182,655

		182,655
MEDIA — 2.93%
CBS Corp. Class B NVS	22,346	1,487,350
Comcast Corp. Class A	396,949	15,556,431
John Wiley & Sons Inc. Class A	6,075	320,153
Meredith Corp.	6,740	394,627
Omnicom Group Inc.	34,387	2,823,860
Scripps Networks Interactive Inc. Class A	8,275	618,308
Sinclair Broadcast Group Inc. Class A	6,068	239,383
Time Warner Inc.	71,620	7,109,717
Walt Disney Co. (The)	115,868	13,394,341

		41,944,170
METALS & MINING — 0.39%
Compass Minerals International Inc.	7,610	502,260
Kaiser Aluminum Corp.	2,670	225,375
Nucor Corp.	44,698	2,741,328
Reliance Steel & Aluminum Co.	8,639	680,926
Royal Gold Inc.	5,712	403,724
Steel Dynamics Inc.	22,295	805,741
Worthington Industries Inc.	4,080	177,480

		5,536,834

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
MULTI-UTILITIES — 1.44%
Avista Corp.	13,616	$549,269
Black Hills Corp.	8,427	573,205
CMS Energy Corp.	48,341	2,194,681
DTE Energy Co.	33,527	3,506,589
MDU Resources Group Inc.	32,593	876,752
NiSource Inc.	55,769	1,352,398
NorthWestern Corp.	9,338	558,226
SCANA Corp.	27,403	1,817,093
Sempra Energy	39,515	4,465,985
Vectren Corp.	14,206	844,120
WEC Energy Group Inc.	63,711	3,855,790

		20,594,108
MULTILINE RETAIL — 0.84%
Dillard’s Inc. Class A	836	46,289
Kohl’s Corp.	48,829	1,905,796
Macy’s Inc.	81,827	2,390,985
Target Corp.	137,288	7,667,535

		12,010,605
OIL, GAS & CONSUMABLE FUELS — 3.86%
Exxon Mobil Corp.	525,834	42,934,346
Marathon Petroleum Corp.	85,717	4,366,424
Phillips 66	81,439	6,479,287
Tesoro Corp.	17,416	1,388,229

		55,168,286
PAPER & FOREST PRODUCTS — 0.01%
Neenah Paper Inc.	1,906	149,335

		149,335
PERSONAL PRODUCTS — 0.16%
Estee Lauder Companies Inc. (The) Class A	20,568	1,792,296
Nu Skin Enterprises Inc. Class A	8,031	443,552

		2,235,848
PHARMACEUTICALS — 8.52%
Bristol-Myers Squibb Co.	258,526	14,490,382
Johnson & Johnson	322,743	39,849,078
Merck & Co. Inc.	443,928	27,670,032
Perrigo Co. PLC	6,542	483,716
Pfizer Inc.	1,159,790	39,340,077

		121,833,285
PROFESSIONAL SERVICES — 0.20%
Dun & Bradstreet Corp. (The)	3,927	430,438
Equifax Inc.	6,809	921,326
Insperity Inc.	1,213	110,808

Security	Shares	Value
ManpowerGroup Inc.	6,588	$665,256
Robert Half International Inc.	14,338	660,265

		2,788,093
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.01%
Jones Lang LaSalle Inc.	1,470	168,844

		168,844
ROAD & RAIL — 1.22%
CSX Corp.	79,305	4,031,866
JB Hunt Transport Services Inc.	4,681	419,698
Kansas City Southern	8,981	808,919
Ryder System Inc.	7,061	479,513
Union Pacific Corp.	104,441	11,693,214

		17,433,210
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.40%
Analog Devices Inc.	44,480	3,389,376
Broadcom Ltd.	42,158	9,308,908
KLA-Tencor Corp.	20,848	2,047,691
Maxim Integrated Products Inc.	46,927	2,071,827
Microchip Technology Inc.	24,122	1,823,141
MKS Instruments Inc.	3,225	252,356
QUALCOMM Inc.	306,744	16,484,422
Texas Instruments Inc.	142,604	11,291,385
Xilinx Inc.	31,649	1,997,368

		48,666,474
SOFTWARE — 4.08%
Activision Blizzard Inc.	21,037	1,099,183
Intuit Inc.	14,929	1,869,260
Microsoft Corp.	651,590	44,607,852
Oracle Corp.	238,828	10,737,707

		58,314,002
SPECIALTY RETAIL — 3.07%
Best Buy Co. Inc.	38,121	1,975,049
Chico’s FAS Inc.	16,993	234,843
DSW Inc. Class A	14,794	305,052
Foot Locker Inc.	10,762	832,333
Gap Inc. (The)	47,216	1,237,059
Group 1 Automotive Inc.	1,430	98,599
Home Depot Inc. (The)	129,504	20,215,574
L Brands Inc.	64,082	3,384,171
Lithia Motors Inc. Class A	1,454	138,930
Lowe’s Companies Inc.	84,366	7,160,986
Monro Muffler Brake Inc.	2,214	114,796
Penske Automotive Group Inc.	5,154	245,897

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Security	Shares	Value
Ross Stores Inc.	18,085	$1,175,525
Signet Jewelers Ltd.	6,428	423,220
Tiffany & Co.	12,257	1,123,354
TJX Companies Inc. (The)	48,969	3,850,922
Tractor Supply Co.	9,796	606,470
Williams-Sonoma Inc.	13,872	749,782

		43,872,562
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.06%
Apple Inc.	304,196	43,697,755

		43,697,755
TEXTILES, APPAREL & LUXURY GOODS — 0.65%
Columbia Sportswear Co.	2,137	120,997
NIKE Inc. Class B	95,618	5,298,193
Ralph Lauren Corp.	7,925	639,706
VF Corp.	59,062	3,226,557

		9,285,453
THRIFTS & MORTGAGE FINANCE — 0.07%
EverBank Financial Corp.	8,319	162,221
Northwest Bancshares Inc.	21,134	341,103
Provident Financial Services Inc.	10,015	257,285
Washington Federal Inc.	9,176	309,231

		1,069,840
TOBACCO — 0.64%
Reynolds American Inc.	142,486	9,190,347

		9,190,347
TRADING COMPANIES & DISTRIBUTORS — 0.28%
Applied Industrial Technologies Inc.	4,082	261,248
Fastenal Co.	40,853	1,825,312
GATX Corp.	6,173	369,763
MSC Industrial Direct Co. Inc. Class A	4,434	396,976
WW Grainger Inc.	5,945	1,145,601

		3,998,900
WATER UTILITIES — 0.20%
American States Water Co.	4,830	215,032
American Water Works Co. Inc.	20,100	1,603,176
Aqua America Inc.	25,172	832,941
California Water Service Group	5,781	206,382

		2,857,531

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.02%
Telephone & Data Systems Inc.	12,499	$343,223

		343,223

TOTAL COMMON STOCKS
(Cost: $1,320,868,570)		1,427,075,422

SHORT-TERM INVESTMENTS — 0.31%

MONEY MARKET FUNDS — 0.31%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[b,c]	4,399,548	4,399,548

		4,399,548

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,399,548)		4,399,548

TOTAL INVESTMENTS IN SECURITIES — 100.10%
(Cost: $1,325,268,118)[d]		1,431,474,970
Other Assets, Less Liabilities — (0.10)%		(1,477,762)

NET ASSETS — 100.00%		$1,429,997,208

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,333,578,798. Net unrealized appreciation was $97,896,172, of which $117,118,192 represented gross unrealized appreciation on securities and $19,222,020 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	6,395	13,490	(3,478)	16,407	$6,309,640	$92,063	$131,774
PNC Financial Services Group Inc. (The)	22,942	48,727	(24,331)	47,338	5,668,725	80,322	136,280

					$11,978,365	$172,385	$268,054

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2017 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
S&P 500 E-Mini	21	Jun. 2017	Chicago Mercantile	$2,468,655	$2,499,525	$30,870

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,427,075,422	$—	$—	$1,427,075,422
Money market funds	4,399,548	—	—	4,399,548

Total	$1,431,474,970	$—	$—	$1,431,474,970

Derivative financial instruments[a]:
Assets:
Futures contracts	$30,870	$—	$—	$30,870

Total	$30,870	$—	$—	$30,870

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 3.45%
Boeing Co. (The)	795,656	$147,061,099
Lockheed Martin Corp.	303,441	81,762,177

		228,823,276
AIR FREIGHT & LOGISTICS — 1.57%
United Parcel Service Inc. Class B	967,287	103,944,661

		103,944,661
BEVERAGES — 6.75%
Coca-Cola Co. (The)	5,758,180	248,465,467
PepsiCo Inc.	1,756,662	198,994,671

		447,460,138
CAPITAL MARKETS — 0.57%
Cohen & Steers Inc.	26,759	1,067,684
Eaton Vance Corp. NVS	122,574	5,262,102
Federated Investors Inc. Class B	131,722	3,532,784
Janus Capital Group Inc.	227,916	3,113,332
T Rowe Price Group Inc.	330,080	23,399,371
WisdomTree Investments Inc.	173,636	1,449,861

		37,825,134
COMMERCIAL SERVICES & SUPPLIES — 0.12%
KAR Auction Services Inc.	176,431	7,695,920

		7,695,920
COMMUNICATIONS EQUIPMENT — 3.51%
Cisco Systems Inc.	6,842,327	233,118,081

		233,118,081
DISTRIBUTORS — 0.26%
Genuine Parts Co.	187,191	17,225,316

		17,225,316
DIVERSIFIED TELECOMMUNICATION SERVICES — 13.62%
AT&T Inc.	12,880,239	510,443,871
Verizon Communications Inc.	8,560,870	393,029,542

		903,473,413
ELECTRIC UTILITIES — 4.58%
ALLETE Inc.	74,103	5,180,541
Alliant Energy Corp.	334,267	13,143,378
American Electric Power Co. Inc.	796,088	53,998,649
Edison International	404,498	32,347,705
IDACORP Inc.	61,495	5,197,557
NextEra Energy Inc.	634,505	84,744,488
Pinnacle West Capital Corp.	161,175	13,714,381
Portland General Electric Co.	115,926	5,256,085

Security	Shares	Value
PPL Corp.	1,281,294	$48,830,114
Westar Energy Inc.	178,470	9,285,794
Xcel Energy Inc.	716,172	32,263,549

		303,962,241
ELECTRICAL EQUIPMENT — 1.57%
Eaton Corp. PLC	637,977	48,256,580
Emerson Electric Co.	925,826	55,808,791

		104,065,371
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.08%
AVX Corp.	60,346	1,020,451
National Instruments Corp.	124,602	4,349,856

		5,370,307
FOOD & STAPLES RETAILING — 2.19%
Wal-Mart Stores Inc.	1,928,470	144,982,375

		144,982,375
FOOD PRODUCTS — 1.06%
General Mills Inc.	828,577	47,651,463
Kellogg Co.	318,701	22,627,771

		70,279,234
HOTELS, RESTAURANTS & LEISURE — 2.34%
Cracker Barrel Old Country Store Inc.	31,429	5,034,612
McDonald’s Corp.	1,074,498	150,354,505

		155,389,117
HOUSEHOLD DURABLES — 0.29%
Garmin Ltd.	202,181	10,278,882
Leggett & Platt Inc.	167,431	8,796,825

		19,075,707
HOUSEHOLD PRODUCTS — 5.33%
Kimberly-Clark Corp.	442,102	57,362,734
Procter & Gamble Co. (The)	3,394,594	296,449,894

		353,812,628
INSURANCE — 0.48%
Arthur J Gallagher & Co.	216,373	12,075,777
Cincinnati Financial Corp.	176,973	12,757,984
Erie Indemnity Co. Class A	21,542	2,667,330
Mercury General Corp.	70,244	4,319,304

		31,820,395
IT SERVICES — 3.27%
International Business Machines Corp.	1,197,150	191,891,173
Paychex Inc.	421,918	25,011,299

		216,902,472

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2017

Security	Shares	Value
MACHINERY — 0.43%
Cummins Inc.	187,632	$28,321,174

		28,321,174
MEDIA — 0.18%
Interpublic Group of Companies Inc. (The)	520,751	12,274,101

		12,274,101
MULTI-UTILITIES — 1.70%
CenterPoint Energy Inc.	749,792	21,391,566
CMS Energy Corp.	380,855	17,290,817
Public Service Enterprise Group Inc.	844,065	37,181,063
Vectren Corp.	111,471	6,623,607
WEC Energy Group Inc.	502,604	30,417,594

		112,904,647
OIL, GAS & CONSUMABLE FUELS — 16.26%
Chevron Corp.	3,334,731	355,815,798
Exxon Mobil Corp.	6,861,381	560,231,759
Marathon Petroleum Corp.	676,385	34,455,052
ONEOK Inc.	423,730	22,292,435
Phillips 66	643,193	51,172,435
Valero Energy Corp.	844,120	54,538,593

		1,078,506,072
PHARMACEUTICALS — 15.59%
Eli Lilly & Co.	1,082,169	88,802,788
Johnson & Johnson	3,127,062	386,098,345
Merck & Co. Inc.	3,506,046	218,531,847
Pfizer Inc.	10,041,272	340,599,947

		1,034,032,927
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.95%
Intel Corp.	6,169,782	223,037,619
Maxim Integrated Products Inc.	371,865	16,417,840
Texas Instruments Inc.	1,126,249	89,176,396

		328,631,855
SOFTWARE — 0.22%
CA Inc.	446,101	14,645,496

		14,645,496
TEXTILES, APPAREL & LUXURY GOODS — 0.65%
Coach Inc.	437,335	17,226,626
VF Corp.	471,408	25,753,019

		42,979,645

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.23%
New York Community Bancorp. Inc.	1,027,865	$13,660,326
TFS Financial Corp.	79,409	1,313,425

		14,973,751
TOBACCO — 8.51%
Altria Group Inc.	2,788,793	200,179,561
Philip Morris International Inc.	2,628,938	291,391,488
Reynolds American Inc.	1,125,314	72,582,753

		564,153,802
TRADING COMPANIES & DISTRIBUTORS — 0.08%
Watsco Inc.	38,441	5,335,611

		5,335,611

TOTAL COMMON STOCKS
(Cost: $6,173,270,030)		6,621,984,867

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[a,b]	10,411,346	10,411,346

		10,411,346

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,411,346)		10,411,346

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $6,183,681,376)[c]		6,632,396,213
Other Assets, Less Liabilities — 0.00%		282,553

NET ASSETS — 100.00%		$6,632,678,766

NVS  —  Non-Voting Shares

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $6,250,956,573. Net unrealized appreciation was $381,439,640, of which $550,084,076 represented gross unrealized appreciation on securities and $168,644,436 represented gross unrealized depreciation on securities.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2017

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2017 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
S&P 500 E-Mini	76	Jun. 2017	Chicago Mercantile	$8,927,136	$9,045,900	$118,764

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$6,621,984,867	$—	$—	$6,621,984,867
Money market funds	10,411,346	—	—	10,411,346

Total	$6,632,396,213	$—	$—	$6,632,396,213

Derivative financial instruments[a]:
Assets:
Futures contracts	$118,764	$—	$—	$118,764

Total	$118,764	$—	$—	$118,764

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.39%

AUSTRALIA — 16.44%
Amcor Ltd./Australia	1,508,011	$17,717,198
APA Group	1,900,930	13,021,948
AusNet Services	2,372,560	3,105,057
Australia & New Zealand Banking Group Ltd.	1,978,946	48,483,302
Bendigo & Adelaide Bank Ltd.	2,224,665	20,496,971
Commonwealth Bank of Australia	1,966,805	128,554,442
Flight Centre Travel Group Ltd.	1,877,856	44,166,937
Harvey Norman Holdings Ltd.	2,448,398	7,672,032
Macquarie Group Ltd.	1,916,844	133,316,551
National Australia Bank Ltd.	2,386,327	60,676,877
Suncorp Group Ltd.	2,226,169	22,974,791
Sydney Airport	2,435,772	12,550,765
Tabcorp Holdings Ltd.	2,592,148	9,208,052
Tatts Group Ltd.	2,540,930	8,171,005
Telstra Corp. Ltd.	3,594,624	11,344,367
Wesfarmers Ltd.	1,852,766	59,580,395
Westpac Banking Corp.	2,224,188	58,317,346

		659,358,036
AUSTRIA — 1.12%
Oesterreichische Post AG	1,063,701	45,145,404

		45,145,404
BELGIUM — 1.04%
Proximus SADP	1,370,627	41,918,097

		41,918,097
CANADA — 6.22%
Bank of Nova Scotia (The)	776,664	43,101,927
Canadian Imperial Bank of Commerce	839,769	67,713,400
Corus Entertainment Inc. Class B	2,120,160	20,778,281
Emera Inc.	937,310	32,390,768
IGM Financial Inc.	1,095,096	32,845,672
National Bank of Canada	774,963	30,067,862
Russel Metals Inc.	1,174,746	22,493,125

		249,391,035
DENMARK — 0.85%
Tryg A/S	1,769,392	33,938,088

		33,938,088
FINLAND — 5.21%
Elisa OYJ	1,368,103	46,585,904
Fortum OYJ	2,127,870	30,957,038
Metso OYJ	1,051,802	37,716,690

Security	Shares	Value
Nokian Renkaat OYJ	1,121,475	$48,238,583
Stora Enso OYJ Class R	1,233,059	14,662,713
UPM-Kymmene OYJ	1,173,991	30,976,049

		209,136,977
FRANCE — 10.36%
Bouygues SA	1,166,183	49,012,359
Casino Guichard Perrachon SA	1,721,463	103,664,647
CNP Assurances	1,203,271	25,118,483
Engie SA	2,109,432	29,746,998
Lagardere SCA	1,418,388	43,432,839
Natixis SA	1,710,906	11,899,560
Orange SA	1,370,532	21,192,655
SES SA	2,404,098	52,555,185
Total SA	1,535,578	78,876,132

		415,498,858
GERMANY — 1.82%
Freenet AG	1,071,923	33,629,057
ProSiebenSat.1 Media SE Registered	931,835	39,563,992

		73,193,049
HONG KONG — 3.88%
New World Development Co. Ltd.	13,153,000	16,387,239
PCCW Ltd.	24,916,000	14,063,714
SJM Holdings Ltd.	9,970,000	9,678,305
Television Broadcasts Ltd.	4,495,000	17,280,570
VTech Holdings Ltd.	7,738,200	98,051,393

		155,461,221
ITALY — 7.63%
Azimut Holding SpA	5,270,112	102,840,860
Banca Mediolanum SpA	5,221,998	39,947,617
Enel SpA	3,443,481	16,364,031
Eni SpA	4,571,086	71,031,537
Italgas SpA[a]	5,155,438	23,298,154
Snam SpA	7,396,554	32,685,063
Terna Rete Elettrica Nazionale SpA	3,917,038	19,749,069

		305,916,331
NETHERLANDS — 0.82%
Aegon NV	6,431,646	32,770,497

		32,770,497
NEW ZEALAND — 4.53%
Fletcher Building Ltd.	8,810,101	51,715,320
Sky Network Television Ltd.[b]	20,784,033	55,079,418

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2017

Security	Shares	Value
SKYCITY Entertainment Group Ltd.	11,221,705	$33,590,584
Spark New Zealand Ltd.	16,231,184	41,175,309

		181,560,631
NORWAY — 0.92%
Statoil ASA	2,232,213	36,923,432

		36,923,432
PORTUGAL — 1.22%
EDP – Energias de Portugal SA	14,826,774	48,921,205

		48,921,205
SINGAPORE — 1.24%
StarHub Ltd.	25,018,900	49,941,140

		49,941,140
SOUTH KOREA — 1.36%
Korea Electric Power Corp. ADR	2,745,563	54,389,603

		54,389,603
SPAIN — 3.81%
Ferrovial SA	2,240,311	47,657,316
Gas Natural SDG SA	2,299,643	51,987,103
Mapfre SA	2,924,044	10,201,975
Telefonica SA	3,874,448	42,844,750

		152,691,144
SWEDEN — 3.88%
Nordea Bank AB	3,045,462	37,488,747
Skandinaviska Enskilda Banken AB Class A	2,773,108	31,943,919
Swedbank AB Class A	3,133,091	74,268,849
Telia Co. AB	2,891,919	11,790,021

		155,491,536
SWITZERLAND — 3.63%
Swiss Prime Site AG Registered	125,798	10,899,671
Swiss Re AG	164,849	14,341,176
Swisscom AG Registered	159,012	69,326,644
Zurich Insurance Group AG	184,701	51,099,157

		145,666,648
UNITED KINGDOM — 23.41%
Aberdeen Asset Management PLC	4,664,819	16,837,953
Ashmore Group PLC	3,150,675	14,176,972
AstraZeneca PLC	3,223,281	193,389,270
Bovis Homes Group PLC	3,846,088	45,802,934
BP PLC	4,830,317	27,652,805
Capita PLC	4,439,716	31,935,981

Security	Shares	Value
Carillion PLC	5,540,284	$15,948,224
Centamin PLC	6,265,651	14,339,840
Dairy Crest Group PLC	2,989,126	22,197,619
easyJet PLC	3,962,288	59,874,123
GlaxoSmithKline PLC	3,331,680	66,810,583
HSBC Holdings PLC	4,249,360	34,992,278
IG Group Holdings PLC	4,242,054	29,828,130
Legal & General Group PLC	3,881,636	12,358,811
National Grid PLC	3,087,855	39,949,117
Old Mutual PLC	2,214,279	5,557,563
Phoenix Group Holdings	4,730,540	45,227,798
Royal Dutch Shell PLC Class A	4,810,657	125,096,905
Royal Dutch Shell PLC Class A ADR	173,451	4,493,654
SSE PLC	4,206,965	75,708,791
Taylor Wimpey PLC	4,405,241	11,398,559
United Utilities Group PLC	2,727,479	34,351,654
Vodafone Group PLC	4,231,494	10,896,981

		938,826,545

TOTAL COMMON STOCKS
(Cost: $3,960,577,447)		3,986,139,477

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	500,569	500,569

		500,569

TOTAL SHORT-TERM INVESTMENTS
(Cost: $500,569)		500,569

TOTAL INVESTMENTS IN SECURITIES — 99.40%
(Cost: $3,961,078,016)[e]		3,986,640,046
Other Assets, Less Liabilities — 0.60%		24,076,306

NET ASSETS — 100.00%		$4,010,716,352

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $4,005,260,471. Net unrealized depreciation was $18,620,425, of which $215,084,065 represented gross unrealized appreciation on securities and $233,704,490 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
Sky Network Television Ltd.	10,853,612	10,275,737	(345,316)	20,784,033	$55,079,418	$3,424,392	$(78,097)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,968,858,907	$17,280,570	$—	$3,986,139,477
Money market funds	500,569	—	—	500,569

Total	$3,969,359,476	$17,280,570	$—	$3,986,640,046

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SELECT DIVIDEND ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 3.76%
Lockheed Martin Corp.	2,398,820	$646,362,049

		646,362,049
AUTOMOBILES — 0.29%
Ford Motor Co.	4,290,514	49,212,196

		49,212,196
BANKS — 4.34%
Bank of Hawaii Corp.	2,101,656	171,242,931
BB&T Corp.	2,218,417	95,791,246
FNB Corp./PA	2,697,562	38,413,283
PacWest Bancorp.	3,178,626	156,992,338
People’s United Financial Inc.	3,201,185	55,924,702
Trustmark Corp.	2,520,571	83,733,369
United Bankshares Inc./WV	2,680,434	106,949,316
Valley National Bancorp.	3,146,159	36,998,830

		746,046,015
BEVERAGES — 0.78%
Coca-Cola Co. (The)	3,111,719	134,270,675

		134,270,675
CAPITAL MARKETS — 5.55%
CME Group Inc.	4,217,591	490,041,898
Federated Investors Inc. Class B	3,114,468	83,530,032
Lazard Ltd. Class A	5,592,580	240,145,385
Waddell & Reed Financial Inc. Class Aa	7,819,876	140,679,569

		954,396,884
CHEMICALS — 1.26%
CF Industries Holdings Inc.	3,575,526	95,609,565
Huntsman Corp.	2,003,695	49,631,525
Olin Corp.	2,226,299	71,530,987

		216,772,077
COMMERCIAL SERVICES & SUPPLIES — 1.51%
Pitney Bowes Inc.	5,016,075	66,663,637
RR Donnelley & Sons Co.	3,342,416	42,014,169
Waste Management Inc.	2,078,785	151,293,972

		259,971,778
CONTAINERS & PACKAGING — 3.98%
International Paper Co.	3,168,468	171,002,218
Packaging Corp. of America	2,392,181	236,299,639
Sonoco Products Co.	2,470,951	129,255,447
WestRock Co.	2,752,256	147,410,831

		683,968,135

Security	Shares	Value
DISTRIBUTORS — 1.37%
Genuine Parts Co.	2,557,387	$235,330,752

		235,330,752
DIVERSIFIED CONSUMER SERVICES — 0.47%
H&R Block Inc.	3,244,832	80,439,385

		80,439,385
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.22%
AT&T Inc.	4,140,467	164,086,707
CenturyLink Inc.	8,491,453	217,975,599

		382,062,306
ELECTRIC UTILITIES — 15.84%
Alliant Energy Corp.	2,911,877	114,495,004
American Electric Power Co. Inc.	3,196,111	216,792,209
Edison International	2,451,658	196,059,090
Entergy Corp.	4,189,858	319,518,571
Eversource Energy	2,915,634	173,188,660
Exelon Corp.	3,254,598	112,706,729
FirstEnergy Corp.	4,086,565	122,351,756
Great Plains Energy Inc.	3,437,347	101,711,098
IDACORP Inc.	2,418,845	204,440,779
NextEra Energy Inc.	2,678,590	357,752,480
OGE Energy Corp.	2,992,557	104,081,132
PG&E Corp.	2,654,991	178,017,147
Pinnacle West Capital Corp.	2,856,622	243,069,966
PPL Corp.	3,868,598	147,432,270
Xcel Energy Inc.	2,951,801	132,978,635

		2,724,595,526
ELECTRICAL EQUIPMENT — 2.29%
Eaton Corp. PLC	2,947,991	222,986,039
Emerson Electric Co.	2,833,540	170,805,791

		393,791,830
ENERGY EQUIPMENT & SERVICES — 1.31%
Helmerich & Payne Inc.	3,716,811	225,387,419

		225,387,419
FOOD & STAPLES RETAILING — 0.69%
Sysco Corp.	2,238,458	118,347,274

		118,347,274
FOOD PRODUCTS — 0.94%
General Mills Inc.	2,821,376	162,257,334

		162,257,334
GAS UTILITIES — 0.56%
New Jersey Resources Corp.	2,375,799	95,863,490

		95,863,490

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2017

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.41%
Darden Restaurants Inc.	2,628,866	$223,953,095
McDonald’s Corp.	2,590,169	362,442,348

		586,395,443
HOUSEHOLD DURABLES — 3.43%
Garmin Ltd.	3,463,427	176,080,628
Leggett & Platt Inc.	2,473,033	129,933,154
Tupperware Brands Corp.[a]	3,961,396	284,467,847

		590,481,629
HOUSEHOLD PRODUCTS — 1.95%
Kimberly-Clark Corp.	2,586,794	335,636,522

		335,636,522
INDUSTRIAL CONGLOMERATES — 0.48%
General Electric Co.	2,858,888	82,879,163

		82,879,163
INSURANCE — 3.56%
Arthur J Gallagher & Co.	2,451,681	136,828,317
Cincinnati Financial Corp.	2,426,234	174,907,209
Mercury General Corp.[a]	3,768,815	231,744,434
Old Republic International Corp.	3,348,290	69,242,637

		612,722,597
LEISURE PRODUCTS — 0.70%
Mattel Inc.	5,337,546	119,667,781

		119,667,781
MACHINERY — 2.53%
Caterpillar Inc.	2,915,287	298,117,249
PACCAR Inc.	2,045,191	136,475,595

		434,592,844
MEDIA — 1.60%
Cinemark Holdings Inc.	2,456,164	106,106,285
Meredith Corp.[a]	2,876,639	168,427,213

		274,533,498
METALS & MINING — 0.24%
Commercial Metals Co.	2,254,885	42,031,056

		42,031,056
MULTI-UTILITIES — 12.89%
Avista Corp.[a]	3,303,168	133,249,797
Black Hills Corp.	2,456,907	167,118,814
CenterPoint Energy Inc.	3,460,186	98,719,107
CMS Energy Corp.	2,702,746	122,704,668
Dominion Resources Inc./VA	3,547,190	274,658,922
DTE Energy Co.	2,908,235	304,172,299
NiSource Inc.	2,698,611	65,441,317

Security	Shares	Value
NorthWestern Corp.[a]	3,261,463	$194,970,258
Public Service Enterprise Group Inc.	3,453,809	152,140,286
SCANA Corp.	3,179,905	210,859,501
Sempra Energy	2,676,701	302,520,747
WEC Energy Group Inc.	3,143,681	190,255,574

		2,216,811,290
MULTILINE RETAIL — 3.05%
Kohl’s Corp.	4,793,222	187,079,455
Macy’s Inc.	4,196,308	122,616,120
Target Corp.	3,848,758	214,953,134

		524,648,709
OIL, GAS & CONSUMABLE FUELS — 7.58%
Chevron Corp.	3,477,553	371,054,905
ConocoPhillips	2,048,908	98,163,182
HollyFrontier Corp.	4,295,899	120,886,598
Occidental Petroleum Corp.	4,321,755	265,960,803
ONEOK Inc.	3,962,909	208,488,642
Valero Energy Corp.	3,694,359	238,692,535

		1,303,246,665
PAPER & FOREST PRODUCTS — 0.89%
Domtar Corp.[a]	3,853,291	152,782,988

		152,782,988
PERSONAL PRODUCTS — 0.81%
Nu Skin Enterprises Inc. Class A	2,525,810	139,500,486

		139,500,486
PHARMACEUTICALS — 2.62%
Eli Lilly & Co.	2,200,315	180,557,849
Merck & Co. Inc.	2,521,156	157,143,654
Pfizer Inc.	3,349,736	113,623,045

		451,324,548
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.54%
Intel Corp.	2,590,945	93,662,662

		93,662,662
SPECIALTY RETAIL — 1.55%
L Brands Inc.	4,160,704	219,726,778
Staples Inc.	4,754,194	46,448,476

		266,175,254
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.13%
Seagate Technology PLC	4,622,683	194,753,635

		194,753,635

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2017

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.32%
New York Community Bancorp. Inc.	4,176,239	$55,502,216

		55,502,216
TOBACCO — 3.34%
Altria Group Inc.	2,838,717	203,763,106
Philip Morris International Inc.	3,345,398	370,803,915

		574,567,021

TOTAL COMMON STOCKS
(Cost: $13,684,344,285)		17,160,991,132

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[b,c]	22,860,912	22,860,912

		22,860,912

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,860,912)		22,860,912

Value
TOTAL INVESTMENTS IN SECURITIES — 99.91%
(Cost: $13,707,205,197)[d]	$17,183,852,044
Other Assets, Less Liabilities — 0.09%	16,206,887

NET ASSETS — 100.00%	$17,200,058,931

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $13,839,141,479. Net unrealized appreciation was $3,344,710,565, of which $3,835,880,747 represented gross unrealized appreciation on securities and $491,170,182 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
Avista Corp.	2,736,205	918,664	(351,701)	3,303,168	$133,249,797	$4,087,804	$4,246,969
Bank of Hawaii Corp.[a]	2,132,779	503,375	(534,498)	2,101,656	171,242,931	4,461,845	9,411,596
Domtar Corp.	3,514,204	744,399	(405,312)	3,853,291	152,782,988	6,353,918	273,405
Mercury General Corp.	3,548,723	560,447	(340,355)	3,768,815	231,744,434	9,089,095	1,636,564
Meredith Corp.	3,452,406	430,087	(1,005,854)	2,876,639	168,427,213	7,432,673	9,986,270
NorthWestern Corp.	2,562,768	1,043,955	(345,260)	3,261,463	194,970,258	5,636,497	1,446,939
Nu Skin Enterprises Inc. Class Aa	3,316,745	779,749	(1,570,684)	2,525,810	139,500,486	5,099,984	14,249,890
Trustmark Corp.[a]	3,183,310	711,010	(1,373,749)	2,520,571	83,733,369	3,169,649	7,946,700
Tupperware Brands Corp.	3,997,321	947,216	(983,141)	3,961,396	284,467,847	11,828,814	(16,386,226)
Waddell & Reed Financial Inc. Class A	5,768,975	2,465,815	(414,914)	7,819,876	140,679,569	12,199,200	(823,097)

					$1,700,798,892	$69,359,479	$31,989,010

[a]	Not an affiliate at the end of the year.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2017

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2017 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
S&P 500 E-Mini	308	Jun. 2017	Chicago Mercantile	$36,386,391	$36,659,700	$273,309

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$17,160,991,132	$—	$—	$17,160,991,132
Money market funds	22,860,912	—	—	22,860,912

Total	$17,183,852,044	$—	$—	$17,183,852,044

Derivative financial instruments[a]:
Assets:
Futures contracts	$273,309	$—	$—	$273,309

Total	$273,309	$—	$—	$273,309

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2017

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,310,182,310	$6,173,270,030	$3,896,699,497
Affiliated (Note 2)	15,085,808	10,411,346	64,378,519

Total cost of investments	$1,325,268,118	$6,183,681,376	$3,961,078,016

Investments in securities, at fair value (Note 1):
Unaffiliated	$1,415,097,057	$6,621,984,867	$3,931,060,059
Affiliated (Note 2)	16,377,913	10,411,346	55,579,987

Total fair value of investments	1,431,474,970	6,632,396,213	3,986,640,046
Foreign currency, at value[a]	—	—	14,952,585
Cash pledged to broker	106,400	384,600	—
Cash	26,800	—	—
Receivables:
Dividends and interest	1,705,278	15,110,354	8,619,028
Capital shares sold	55,924	—	—
Tax reclaims	—	—	4,141,472
Foreign withholding tax claims (Note 8)	—	—	4,246,806

Total Assets	1,433,369,372	6,647,891,167	4,018,599,937

LIABILITIES
Payables:
Investment securities purchased	3,275,518	14,747,232	6,237,070
Capital shares redeemed	—	9,800	—
Futures variation margin	5,880	21,280	—
Professional fees (Note 8)	—	—	42,468
Investment advisory fees (Note 2)	90,766	434,089	1,604,047

Total Liabilities	3,372,164	15,212,401	7,883,585

NET ASSETS	$1,429,997,208	$6,632,678,766	$4,010,716,352

Net assets consist of:
Paid-in capital	$1,331,694,038	$6,428,585,225	$4,517,892,144
Undistributed net investment income	1,452,144	14,814,447	14,975,921
Accumulated net realized loss	(9,386,696)	(259,554,507)	(547,706,882)
Net unrealized appreciation	106,237,722	448,833,601	25,555,169

NET ASSETS	$1,429,997,208	$6,632,678,766	$4,010,716,352

Shares outstanding[b]	46,500,000	79,650,000	126,200,000

Net asset value per share	$30.75	$83.27	$31.78

[a]	Cost of foreign currency: $ —, $ — and $14,942,504, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

iShares Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$12,555,281,644
Affiliated (Note 2)	1,151,923,553

Total cost of investments	$13,707,205,197

Investments in securities, at fair value (Note 1):
Unaffiliated	$15,854,669,026
Affiliated (Note 2)	1,329,183,018

Total fair value of investments	17,183,852,044
Cash pledged to broker	1,556,200
Receivables:
Dividends and interest	18,885,643
Capital shares sold	1,299,565

Total Assets	17,205,593,452

LIABILITIES
Payables:
Futures variation margin	86,240
Investment advisory fees (Note 2)	5,448,281

Total Liabilities	5,534,521

NET ASSETS	$17,200,058,931

Net assets consist of:
Paid-in capital	$15,020,357,384
Undistributed net investment income	10,390,543
Accumulated net realized loss	(1,307,609,152)
Net unrealized appreciation	3,476,920,156

NET ASSETS	$17,200,058,931

Shares outstanding[a]	187,950,000

Net asset value per share	$91.51

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2017

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$21,313,203	$224,130,399	$160,472,964
Dividends — affiliated (Note 2)	179,265	44,553	3,433,754
Interest — unaffiliated	228	2,650	—
Securities lending income — affiliated — net (Note 2)	109	445,499	157,363
Foreign withholding tax claims (Note 8)	—	—	4,246,806

Total investment income	21,492,805	224,623,101	168,310,887

EXPENSES
Investment advisory fees (Note 2)	769,926	6,049,591	16,018,767
Professional fees (Note 8)	—	—	60,670

Total expenses	769,926	6,049,591	16,079,437

Net investment income	20,722,879	218,573,510	152,231,450

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,873,904)	(55,597,215)	(35,364,179)
Investments — affiliated (Note 2)	(16,807)	—	(87,846)
In-kind redemptions — unaffiliated	45,444,640	141,663,327	1,440,282
In-kind redemptions — affiliated (Note 2)	284,861	—	9,749
Futures contracts	406,675	4,166,028	—
Foreign currency transactions	—	—	(1,213,750)
Realized gain distributions from affiliated funds	236	1,312	68

Net realized gain (loss)	43,245,701	90,233,452	(35,215,676)

Net change in unrealized appreciation/depreciation on:
Investments	80,087,371	207,528,639	269,071,990
Futures contracts	27,001	(182,256)	—
Translation of assets and liabilities in foreign currencies	—	—	(132,309)

Net change in unrealized appreciation/depreciation	80,114,372	207,346,383	268,939,681

Net realized and unrealized gain	123,360,073	297,579,835	233,724,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,082,952	$516,153,345	$385,955,455

[a]	Net of foreign withholding tax of $1,216, $2,770 and $12,910,605, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

iShares Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$518,099,381
Dividends — affiliated (Note 2)	69,465,029
Interest — unaffiliated	6,266
Securities lending income — affiliated — net (Note 2)	2,770,043

Total investment income	590,340,719

EXPENSES
Investment advisory fees (Note 2)	63,567,190

Total expenses	63,567,190

Net investment income	526,773,529

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	209,818,547
Investments — affiliated (Note 2)	4,030,609
In-kind redemptions — unaffiliated	474,713,951
In-kind redemptions — affiliated (Note 2)	27,958,401
Futures contracts	6,253,739
Realized gain distributions from affiliated funds	2,835

Net realized gain	722,778,082

Net change in unrealized appreciation/depreciation on:
Investments	1,022,973,080
Futures contracts	(309,240)

Net change in unrealized appreciation/depreciation	1,022,663,840

Net realized and unrealized gain	1,745,441,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,272,215,451

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$20,722,879	$7,219,351	$218,573,510	$159,956,308
Net realized gain (loss)	43,245,701	(9,021,104)	90,233,452	(61,720,674)
Net change in unrealized appreciation/depreciation	80,114,372	23,408,511	207,346,383	165,199,596

Net increase in net assets resulting from operations	144,082,952	21,606,758	516,153,345	263,435,230

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,794,874)	(6,924,753)	(210,133,528)	(167,183,051)

Total distributions to shareholders	(19,794,874)	(6,924,753)	(210,133,528)	(167,183,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,097,954,043	313,360,709	2,208,470,716	1,368,869,927
Cost of shares redeemed	(269,200,028)	(19,714,275)	(958,764,601)	(1,246,387,730)

Net increase in net assets from capital share transactions	828,754,015	293,646,434	1,249,706,115	122,482,197

INCREASE IN NET ASSETS	953,042,093	308,328,439	1,555,725,932	218,734,376

NET ASSETS
Beginning of year	476,955,115	168,626,676	5,076,952,834	4,858,218,458

End of year	$1,429,997,208	$476,955,115	$6,632,678,766	$5,076,952,834

Undistributed net investment income included in net assets at end of year	$1,452,144	$523,910	$14,814,447	$6,373,191

SHARES ISSUED AND REDEEMED
Shares sold	38,000,000	12,250,000	27,050,000	18,050,000
Shares redeemed	(9,350,000)	(800,000)	(11,800,000)	(16,600,000)

Net increase in shares outstanding	28,650,000	11,450,000	15,250,000	1,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$152,231,450	$159,903,437	$526,773,529	$459,222,146
Net realized gain (loss)	(35,215,676)	(320,461,063)	722,778,082	921,184,326
Net change in unrealized appreciation/depreciation	268,939,681	(346,934,811)	1,022,663,840	(299,624,176)

Net increase (decrease) in net assets resulting from operations	385,955,455	(507,492,437)	2,272,215,451	1,080,782,296

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(144,141,129)	(168,115,003)	(517,278,307)	(471,155,295)

Total distributions to shareholders	(144,141,129)	(168,115,003)	(517,278,307)	(471,155,295)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,044,369,320	163,062,320	2,397,347,228	1,822,518,831
Cost of shares redeemed	(12,858,231)	(1,362,620,494)	(1,597,585,625)	(2,639,890,148)

Net increase (decrease) in net assets from capital share transactions	1,031,511,089	(1,199,558,174)	799,761,603	(817,371,317)

INCREASE (DECREASE) IN NET ASSETS	1,273,325,415	(1,875,165,614)	2,554,698,747	(207,744,316)

NET ASSETS
Beginning of year	2,737,390,937	4,612,556,551	14,645,360,184	14,853,104,500

End of year	$4,010,716,352	$2,737,390,937	$17,200,058,931	$14,645,360,184

Undistributed net investment income included in net assets at end of year	$14,975,921	$8,099,285	$10,390,543	$892,611

SHARES ISSUED AND REDEEMED
Shares sold	34,950,000	5,400,000	27,800,000	23,000,000
Shares redeemed	(450,000)	(45,150,000)	(18,350,000)	(34,150,000)

Net increase (decrease) in shares outstanding	34,500,000	(39,750,000)	9,450,000	(11,150,000)

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core Dividend Growth ETF

	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Period from Jun. 10, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$26.72	$26.35	$24.96

Income from investment operations:
Net investment income[b]	0.71	0.67	0.53
Net realized and unrealized gain[c]	3.98	0.34	1.29

Total from investment operations	4.69	1.01	1.82

Less distributions from:
Net investment income	(0.66)	(0.64)	(0.43)

Total distributions	(0.66)	(0.64)	(0.43)

Net asset value, end of period	$30.75	$26.72	$26.35

Total return	17.78%	3.95%	7.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,429,997	$476,955	$168,627
Ratio of expenses to average net assets[e]	0.09%	0.10%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.12%	0.12%
Ratio of net investment income to average net assets[e]	2.46%	2.62%	2.31%
Portfolio turnover rate[f]	27%	45%	47%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$78.83	$77.18	$73.80	$68.58	$57.95

Income from investment operations:
Net investment income[a]	2.85	2.70	2.71	2.27	2.11
Net realized and unrealized gain[b]	4.34	1.79	3.27	5.21	10.63

Total from investment operations	7.19	4.49	5.98	7.48	12.74

Less distributions from:
Net investment income	(2.75)	(2.84)	(2.60)	(2.26)	(2.11)

Total distributions	(2.75)	(2.84)	(2.60)	(2.26)	(2.11)

Net asset value, end of year	$83.27	$78.83	$77.18	$73.80	$68.58

Total return	9.22%	6.12%	8.21%	11.20%	22.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,632,679	$5,076,953	$4,858,218	$3,542,299	$3,518,312
Ratio of expenses to average net assets	0.10%	0.12%	0.14%	0.40%	0.40%
Ratio of net investment income to average net assets	3.49%	3.63%	3.57%	3.29%	3.45%
Portfolio turnover rate[c]	49%	74%	63%	47%	43%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$29.85	$35.09	$39.73	$36.07	$31.73

Income from investment operations:
Net investment income[a]	1.42 [b]	1.51	1.61	1.93	1.70
Net realized and unrealized gain (loss)[c]	1.88	(5.18)	(4.40)	3.56	4.29

Total from investment operations	3.30	(3.67)	(2.79)	5.49	5.99

Less distributions from:
Net investment income	(1.37)	(1.57)	(1.74)	(1.83)	(1.65)
Net realized gain	—	—	(0.11)	—	—

Total distributions	(1.37)	(1.57)	(1.85)	(1.83)	(1.65)

Net asset value, end of year	$31.78	$29.85	$35.09	$39.73	$36.07

Total return	11.47%[b]	(10.37)%	(7.20)%	16.20%	19.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,010,716	$2,737,391	$4,612,557	$3,744,611	$2,059,371
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.50%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	4.75%[b]	4.97%	4.42%	5.27%	5.21%
Portfolio turnover rate[d]	29%	27%	53%	55%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases:
•	Net investment income per share by $0.04.
•	Total return by 0.10%.
•	Ratio of net investment income to average net assets by 0.13%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$82.05	$78.32	$74.82	$65.47	$56.70

Income from investment operations:
Net investment income[a]	2.82	2.57	2.43	2.18	2.17
Net realized and unrealized gain[b]	9.41	3.78	3.47	9.40	8.78

Total from investment operations	12.23	6.35	5.90	11.58	10.95

Less distributions from:
Net investment income	(2.77)	(2.62)	(2.40)	(2.23)	(2.18)

Total distributions	(2.77)	(2.62)	(2.40)	(2.23)	(2.18)

Net asset value, end of year	$91.51	$82.05	$78.32	$74.82	$65.47

Total return	15.12%	8.42%	7.97%	18.06%	19.83%

Ratios/Supplemental data:
Net assets, end of year (000s)	$17,200,059	$14,645,360	$14,853,105	$13,567,826	$12,430,015
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.40%
Ratio of net investment income to average net assets	3.23%	3.36%	3.16%	3.18%	3.72%
Portfolio turnover rate[c]	19%	21%	20%	22%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

For its investment advisory services to each of the iShares Core Dividend Growth ETF and iShares Core High Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.08%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. Prior to October 5, 2016, for its investment advisory services to each of these Funds, BFA was entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of each Fund.

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.5000%	First $12 billion
0.4750[a]	Over $12 billion, up to and including $18 billion[b]
0.4513[a]	Over $18 billion, up to and including $24 billion[b]
0.4287[a]	Over $24 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was added or amended effective July 1, 2016.

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.4000%	First $46 billion
0.3800[a]	Over $46 billion, up to and including $81 billion
0.3610[a]	Over $81 billion, up to and including $111 billion
0.3430[a]	Over $111 billion, up to and including $141 billion
0.3259[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement, the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core Dividend Growth	$45
Core High Dividend	176,356
International Select Dividend	31,924
Select Dividend	1,113,065

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core High Dividend	$282,641,757	$1,069,029,421
International Select Dividend	7,224,664	1,366,701
Select Dividend	156,538,323	255,146,211

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$241,654,663	$230,113,304
Core High Dividend	3,046,578,386	3,020,141,792
International Select Dividend	1,010,670,774	946,571,235
Select Dividend	3,216,241,233	3,157,793,736

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$1,087,077,252	$267,382,223
Core High Dividend	2,194,000,856	953,167,789
International Select Dividend	972,107,859	12,594,048
Select Dividend	2,301,859,919	1,535,254,775

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Futures contracts are purchased or sold to gain or manage exposure to changes in the value of commodities (commodity risk), interest rates (interest rate risk), foreign currencies (foreign currency risk) and/or equities (market risk). A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of April 30, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation[a]	$30,870	$118,764	$273,309

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended April 30, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$406,675	$4,166,028	$6,253,739

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$27,001	$(182,256)	$(309,240)

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2017:

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Average value of contracts purchased	$1,694,062	$13,945,730	$30,955,462

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Dividend Growth	$41,500,768	$229	$(41,500,997)
Core High Dividend	134,492,702	1,274	(134,493,976)
International Select Dividend	1,236,437	(1,213,685)	(22,752)
Select Dividend	483,985,040	2,710	(483,987,750)

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
Core Dividend Growth
Ordinary income	$19,794,874	$6,924,753

Core High Dividend
Ordinary income	$210,133,528	$167,183,051

International Select Dividend
Ordinary income	$144,141,129	$168,115,003

Select Dividend
Ordinary income	$517,278,307	$471,155,295

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core Dividend Growth	$1,452,144	$(1,045,146)	$97,896,172	$98,303,170
Core High Dividend	14,814,447	(192,160,546)	381,439,640	204,093,541
International Select Dividend	12,143,071	(504,903,684)	(14,415,179)	(507,175,792)
Select Dividend	10,390,543	(1,175,399,561)	3,344,710,565	2,179,701,547

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
Core Dividend Growth	$1,045,146	$—	$1,045,146
Core High Dividend	192,160,546	—	192,160,546
International Select Dividend	504,903,684	—	504,903,684
Select Dividend	—	1,175,399,561	1,175,399,561

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Core Dividend Growth	$156,698
Select Dividend	227,236,902

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Select Dividend ETF intends to file claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may potentially be for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF and iShares Select Dividend ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$21,288,722
Core High Dividend	221,695,340
International Select Dividend	162,474,613
Select Dividend	576,656,539

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
Core Dividend Growth	96.52%
Core High Dividend	100.00
Select Dividend	100.00

For the fiscal year ended April 30, 2017, the iShares International Select Dividend ETF earned foreign source income of $176,807,961 and paid foreign taxes of $11,459,173 which it intends to pass through to its shareholders.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Dividend Growth	$0.648191	$—	$0.011142	$0.659333	98%	—%	2%	100%
Core High Dividend	2.745613	—	—	2.745613	100	—	—	100
International Select Dividend	1.336336	—	0.033782	1.370118	98	—	2	100
Select Dividend	2.766395	—	—	2.766395	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: June 10, 2014 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	554	78.14%
At NAV	51	7.19
Less than 0.0% and Greater than –0.5%	103	14.53
Less than –0.5%	1	0.14

	709	100.00%

iShares Core High Dividend ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	706	53.48%
At NAV	241	18.26
Less than 0.0% and Greater than –0.5%	373	28.26

	1,320	100.00%

iShares International Select Dividend ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	7	0.53
Greater than 1.0% and Less than 1.5%	33	2.50
Greater than 0.5% and Less than 1.0%	231	17.50
Greater than 0.0% and Less than 0.5%	645	48.86
At NAV	11	0.83
Less than 0.0% and Greater than –0.5%	302	22.88
Less than –0.5% and Greater than –1.0%	62	4.70
Less than –1.0% and Greater than –1.5%	18	1.36
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	2	0.15

	1,320	100.00%

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Select Dividend ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	546	41.37%
At NAV	310	23.48
Less than 0.0% and Greater than –0.5%	464	35.15

	1,320	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Select Dividend ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 1.80 million. This figure is comprised of fixed remuneration of USD 709.98 thousand and variable remuneration of USD 1.09 million. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 249.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 60.13 thousand.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0417

APRIL 30, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
➢	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
➢	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
➢	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
➢	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
➢	iShares Morningstar Mid-Cap Value ETF | JKI | NASDAQ
➢	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
➢	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
➢	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The Russell 3000® Index, a broad measure of U.S. equity performance, returned 18.58% for the reporting period.

Despite the strong overall performance, the U.S. equity market rose modestly in the first half of the reporting period. One contributing factor was a sluggish U.S. economy, which grew by 2.0% in 2016, its slowest calendar-year growth rate since 2011. Although economic growth improved in the second half of 2016, it slowed again in early 2017, as the economy grew at a 0.7% annual rate in the first quarter of 2017.

On the positive side, job growth remained robust as the unemployment rate declined to a 10-year low of 4.4%, and retail sales grew by 4.5% during the reporting period. However, other aspects of the economy continued to struggle, for example, manufacturing activity and business productivity remained muted, and government defense spending and investment declined during the reporting period.

A heightened level of volatility was also evident in the stock market during the first half of the reporting period amid continuing geopolitical conflicts and global unrest. In particular, equity investors reacted sharply to the affirmative vote on the United Kingdom’s referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey.

The bulk of the U.S. equity market’s advance for the reporting period occurred after the U.S. presidential election in November 2016. The new administration was expected to enact pro-business fiscal policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating economic growth. These expectations drove a strong equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The stock market remained on an upward trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (“the Fed”) in the last half of the reporting period. Mixed economic data kept the Fed on hold during the first six months of the reporting period, but improving growth in the third quarter of 2016 led the Fed to raise its short-term interest rate target in December 2016. The Fed acted again in March 2017, responding to the highest year-over-year inflation rate in five years. The two Fed interest rate increases raised the federal funds interest rate target to a range of 0.75%-1.00%.

For the reporting period, small-capitalization stocks generated the strongest returns, outperforming mid- and large-capitalization stocks. Value and growth stocks were mixed with growth faring better than value among large-capitalization stocks, while value outperformed growth among mid- and small-capitalization stocks.

In terms of sector performance, the reporting period featured two distinct phases. Initially, defensive sectors of the equity market, such as real estate, utilities, consumer staples, and telecommunication services, were the top performers. These stocks led the market’s advance for most of 2016 as investors flocked to sectors with relatively high dividend yields in a low interest rate environment.

However, after the presidential election, investors rotated into more economically sensitive sectors of the market, including financials, information technology, materials, and industrials. These sectors were the leading performers for the full reporting period, while the more defensive sectors of the market trailed the broader market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.97%	20.96%	21.07%	20.97%	20.96%	21.07%
5 Years	14.91%	14.92%	15.14%	100.39%	100.46%	102.39%
10 Years	8.44%	8.42%	8.64%	124.86%	124.48%	129.10%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,139.90	$1.06	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 20.97%, net of fees, while the total return for the Index was 21.07%.

As represented by the Index, large-capitalization U.S. stocks posted a positive return for the reporting period, outperforming mid-capitalization stocks, but trailing small-capitalization stocks during the reporting period.

Ten of 11 sectors contributed to the Index’s performance for the reporting period. The information technology sector was the largest contributor to the Index’s return for the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. The technology hardware, storage and peripherals industry posted a solid performance despite declining consumer spending on mobile devices and personal computers.

The industrials sector also posted strong performance for the reporting period, as growth in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment for this economically sensitive sector. Strong performance in the aerospace and defense industry helped the sector, as the U.S. defense budget was expected to expand after declining for several years.

The financials sector also contributed to the Index’s performance for the reporting period. The election of a new U.S. president drove expectations that the incoming administration’s policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry.

The healthcare sector was also a strong contributor to the Index’s performance for the reporting period, as solid earnings and optimism for growth offset uncertainty surrounding the potential repeal of the Affordable Care Act. The only detractor from performance was the real estate sector, which had a minimal impact on the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	30.04%
Industrials	20.67
Health Care	18.63
Consumer Staples	11.32
Consumer Discretionary	5.74
Energy	3.90
Materials	3.41
Financials	2.55
Utilities	2.49
Real Estate	0.89
Telecommunication Services	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Apple Inc.	13.11%
Microsoft Corp.	9.21
Johnson & Johnson	4.46
General Electric Co.	4.40
Intel Corp.	2.98
PepsiCo Inc.	2.82
Altria Group Inc.	2.43
Oracle Corp.	2.35
Amgen Inc.	2.10
3M Co.	2.04

TOTAL	45.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.15%	18.19%	18.45%	18.15%	18.19%	18.45%
5 Years	13.26%	13.26%	13.55%	86.37%	86.38%	88.74%
10 Years	8.25%	8.25%	8.52%	120.99%	120.86%	126.53%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,152.40	$1.33	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 18.15%, net of fees, while the total return for the Index was 18.45%.

As represented by the Index, large-capitalization U.S. growth stocks posted a positive return, outperforming large-capitalization U.S. value stocks for the reporting period.

Eight of 10 sectors contributed to the Index’s return for the reporting period, led by the information technology sector. Financial services and manufacturing companies continued to invest in cloud computing and data infrastructure, while increased spending on enterprise software helped drive the solid gains in the software industry. Growth in technology products with wireless connectivity drove demand for semiconductors stocks. The technology hardware, storage, and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers.

The consumer discretionary and healthcare sectors both contributed meaningfully to the Index’s performance for the reporting period. Steady job growth and rising consumer confidence in the second half of the reporting period led to solid growth in retail sales. In the healthcare sector, solid earnings and optimism for growth offset uncertainty surrounding the potential repeal of the Affordable Care Act. The healthcare equipment and supplies industry benefited from increased demand from ageing populations and speculation that a tax on medical devices could be permanently lifted.

In contrast, the energy and real estate sectors were modest detractors from the Index’s performance for the reporting period. The real estate sector declined as increasing interest rates weighed on real estate investment trusts.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	34.21%
Consumer Discretionary	28.47
Health Care	15.57
Consumer Staples	5.96
Financials	5.13
Real Estate	4.91
Energy	3.90
Materials	1.55
Telecommunication Services	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Amazon.com Inc.	6.18%
Facebook Inc. Class A	5.97
Alphabet Inc. Class A	4.63
Alphabet Inc. Class C	4.51
Chevron Corp.	3.40
Home Depot Inc. (The)	3.21
Comcast Corp. Class A	3.13
Visa Inc. Class A	2.86
UnitedHealth Group Inc.	2.84
Walt Disney Co. (The)	2.83

TOTAL	39.56%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.95%	14.91%	15.23%	14.95%	14.91%	15.23%
5 Years	11.66%	11.67%	11.95%	73.61%	73.61%	75.80%
10 Years	3.93%	3.91%	4.16%	46.98%	46.74%	50.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.20	$1.31	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 14.95%, net of fees, while the total return for the Index was 15.23%.

As represented by the Index, large-capitalization U.S. value stocks posted a positive return for the reporting period. Within the large-capitalization market, value stocks underperformed growth stocks.

Ten of 11 sectors contributed to the Index’s return for the reporting period, led by the financials sector. The election of Donald Trump to the U.S. presidency drove expectations that the new administration’s fiscal policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry. Insurance stocks rose for the reporting period, reflecting rising interest rates and increasing premiums. Health insurers also benefited from the greater number of insured people under the Affordable Care Act. The capital markets industry also contributed to the Index’s performance for the reporting period, benefiting from expected industry deregulation and increased trading volumes.

The information technology and industrials sectors contributed modestly to the Index’s return for the reporting period. Within the information technology sector, the technology hardware, storage and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers. For the industrials sector, expansion in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment for this economically sensitive sector.

In contrast, the consumer discretionary sector was a minor detractor from the Index’s performance for the reporting period despite steady consumer spending, as brick-and-mortar retailers continue to face increased competition from e-commerce.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Financials	34.97%
Consumer Staples	13.09
Energy	11.18
Health Care	9.04
Telecommunication Services	7.49
Industrials	7.02
Information Technology	6.95
Utilities	5.63
Consumer Discretionary	2.11
Materials	1.68
Real Estate	0.84

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Exxon Mobil Corp.	5.81%
Berkshire Hathaway Inc. Class B	5.39
JPMorgan Chase & Co.	5.33
AT&T Inc.	4.18
Wells Fargo & Co.	4.16
Bank of America Corp.	4.02
Procter & Gamble Co. (The)	3.83
Pfizer Inc.	3.47
Verizon Communications Inc.	3.21
Philip Morris International Inc.	2.95

TOTAL	42.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.06%	17.08%	17.37%	17.06%	17.08%	17.37%
5 Years	13.45%	13.46%	13.72%	87.96%	88.03%	90.15%
10 Years	8.14%	8.14%	8.37%	118.70%	118.69%	123.47%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,136.70	$1.32	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 17.06%, net of fees, while the total return for the Index was 17.37%.

As represented by the Index, mid-capitalization U.S. stocks posted a positive return for the reporting period, but trailed both large- and small-capitalization stocks.

Eight of 10 sectors contributed to the Index’s return for the reporting period, led by the information technology sector. Growth in data centers for cloud computing and technology products with wireless connectivity increased demand for semiconductors, while increased spending on enterprise software helped the software and services industry.

The financials sector was another strong contributor to the Index’s performance. The election of a new U.S. president drove expectations that the new administration’s policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry.

In keeping with rising expectations for economic growth, several other economically sensitive sectors performed well during the reporting period. The industrials and consumer discretionary sectors posted strong performances for the reporting period, as did the materials sector. Expansion in manufacturing, increasing consumer spending, and investors’ optimism contributed to a positive environment for these economically sensitive sectors. Solid gains in the hotels, restaurants, and leisure industry benefited the consumer discretionary sector.

In contrast, the real estate and energy sectors, which together represented approximately 12% of the Index on average, detracted fractionally from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Industrials	16.38%
Consumer Discretionary	16.37
Financials	14.96
Information Technology	14.35
Real Estate	12.34
Health Care	9.20
Materials	6.13
Consumer Staples	5.17
Energy	2.74
Utilities	2.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Analog Devices Inc.	1.53%
Lam Research Corp.	1.30
Ingersoll-Rand PLC	1.27
Delphi Automotive PLC	1.19
DXC Technology Co.	1.18
Stanley Black & Decker Inc.	1.14
Rockwell Automation Inc.	1.11
Symantec Corp.	1.08
Nucor Corp.	1.08
Northern Trust Corp.	1.07

TOTAL	11.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.06%	16.09%	16.30%	16.06%	16.09%	16.30%
5 Years	11.31%	11.32%	11.54%	70.85%	70.92%	72.67%
10 Years	7.18%	7.18%	7.43%	100.11%	100.12%	104.68%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,139.40	$1.59	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 16.06%, net of fees, while the total return for the Index was 16.30%.

As represented by the Index, U.S. growth stocks posted a positive return for the reporting period, but trailed mid-capitalization U.S. value stocks.

Nine of 10 sectors in the Index contributed to the Index’s return for the reporting period, led by the information technology sector. Financial services and manufacturing companies continued to invest in cloud computing and data infrastructure, and increased spending on enterprise software helped drive the solid gains in the software industry. Growth in technology products with wireless connectivity drove demand for semiconductors stocks. The technology hardware, storage, and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers.

The healthcare sector was also a strong contributor to the Index’s performance for the reporting period, as solid earnings and optimism for growth offset uncertainty surrounding the potential repeal of the Affordable Care Act. The healthcare equipment and supplies industry benefited from increased demand from ageing populations and speculation that a tax on medical devices could be permanently lifted.

The industrials sector also contributed to the Index’s performance for the reporting period, benefitting from a steady increase in manufacturing, construction spending, and investor optimism. The energy sector detracted fractionally from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Information Technology	21.88%
Industrials	19.45
Consumer Discretionary	16.24
Health Care	15.11
Real Estate	8.15
Financials	6.56
Energy	4.37
Materials	4.21
Consumer Staples	3.81
Telecommunication Services	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Roper Technologies Inc.	1.43%
CR Bard Inc.	1.42
Incyte Corp.	1.35
Dollar Tree Inc.	1.25
Fortive Corp.	1.22
Skyworks Solutions Inc.	1.18
Autodesk Inc.	1.13
BioMarin Pharmaceutical Inc.	1.05
Ulta Salon Cosmetics & Fragrance Inc.	1.05
Equifax Inc.	1.04

TOTAL	12.12%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.15%	20.14%	20.59%	20.15%	20.14%	20.59%
5 Years	15.74%	15.74%	16.08%	107.65%	107.71%	110.80%
10 Years	7.45%	7.45%	7.75%	105.20%	105.09%	110.92%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,131.10	$1.59	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 20.15%, net of fees, while the total return for the Index was 20.59%.

As represented by the Index, mid-capitalization U.S. value stocks posted a positive return for the reporting period, outperforming mid-capitalization U.S. growth stocks.

Nine of 11 sectors contributed to the Index’s return for the reporting period, led by the financials sector. The election of Donald Trump to the U.S. presidency drove expectations that the new administration’s fiscal policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry. Insurance stocks also rose for the reporting period, reflecting rising interest rates and increasing premiums. Health insurers also benefited from greater numbers of insured people under the Affordable Care Act.

The information technology sector was also a large contributor to the Index’s return for the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. The technology hardware, storage and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers. Growth in technology products with wireless connectivity drove demand for semiconductors stocks.

The industrials sector contributed modestly to the Index’s return for the reporting period, as expansion in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment for this economically sensitive sector.

In contrast, the real estate and telecommunications sectors, which together represented approximately 4% of the Index on average, were minor detractors from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Financials	21.17%
Information Technology	13.98
Utilities	13.23
Consumer Discretionary	12.58
Materials	10.46
Energy	9.49
Industrials	9.01
Consumer Staples	4.31
Real Estate	3.53
Health Care	1.19
Telecommunication Services	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Micron Technology Inc.	1.84%
Western Digital Corp.	1.65
M&T Bank Corp.	1.54
International Paper Co.	1.43
Parker-Hannifin Corp.	1.38
Devon Energy Corp.	1.33
United Continental Holdings Inc.	1.29
Ameriprise Financial Inc.	1.27
KeyCorp	1.26
Eversource Energy	1.21

TOTAL	14.20%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.86%	21.79%	22.10%	21.86%	21.79%	22.10%
5 Years	13.02%	13.03%	13.15%	84.44%	84.46%	85.48%
10 Years	7.27%	7.27%	7.39%	101.79%	101.79%	104.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,162.90	$1.34	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 21.86%, net of fees, while the total return for the Index was 22.10%.

As represented by the Index, small-capitalization U.S. stock posted a positive return for the reporting period, outperforming both mid- and large-capitalization stocks.

Ten of 11 sectors contributed to the Index’s performance for the reporting period, led by the financials sector. The election of a new U.S. president drove expectations that the new administration’s policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking industry.

The information technology sector was another strong contributor to the Index’s return for the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. Growth in technology products with wireless connectivity drove demand for semiconductors stocks.

The industrials and materials sectors also posted solid performances for the reporting period, as did the consumer discretionary sector. Expansion in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment for these economically sensitive sectors. Chemicals stocks contributed the most to the materials sector’s performance for the reporting period, driven by access to low-cost natural gas.

The healthcare sector was also a strong contributor to the Index’s performance for the reporting period, as solid earnings and optimism for growth offset uncertainty surrounding the potential repeal of the Affordable Care Act. The only detractor from performance was the real estate sector, which fractionally worked against the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Financials	19.63%
Industrials	16.59
Consumer Discretionary	13.32
Real Estate	12.80
Information Technology	11.62
Health Care	10.18
Materials	8.96
Consumer Staples	2.57
Utilities	2.03
Energy	1.89
Telecommunication Services	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

Chemours Co. (The)	1.21%
Envision Healthcare Corp.	1.07
Olin Corp.	0.87
Zebra Technologies Corp. Class A	0.81
Teledyne Technologies Inc.	0.78
Webster Financial Corp.	0.76
Cypress Semiconductor Corp.	0.75
Bio-Rad Laboratories Inc. Class A	0.74
Hill-Rom Holdings Inc.	0.74
Realogy Holdings Corp.	0.71

TOTAL	8.44%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.10%	20.05%	20.31%	20.10%	20.05%	20.31%
5 Years	11.84%	11.84%	11.86%	74.96%	74.95%	75.11%
10 Years	7.64%	7.63%	7.75%	108.81%	108.66%	110.91%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,156.60	$1.60	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 20.10%, net of fees, while the total return for the Index was 20.31%.

As represented by the Index, stocks classified as small-capitalization U.S. growth stocks by Morningstar posted a positive return for the reporting period. Based on Morningstar classifications, small-capitalization U.S. growth stocks posted strong returns, outperforming both large-capitalization and mid-capitalization U.S. growth stocks for the reporting period. Within small-capitalization stocks, U.S. growth stocks performed similarly to U.S. value stocks.

Eight of 11 sectors in the Index contributed to the Index’s return for the reporting period, led by the information technology sector. Financial services and manufacturing companies continued to invest in cloud computing and data infrastructure, while higher spending on enterprise software helped drive the solid gains in the software industry. The technology hardware, storage, and peripherals industry posted a solid performance despite slower consumer spending on mobile devices and personal computers. Growth in technology products with wireless connectivity drove demand for semiconductors stocks.

The healthcare sector was also a strong contributor to the Index’s performance for the reporting period, as solid earnings and optimism for growth offset uncertainty surrounding the potential repeal of the Affordable Care Act. The healthcare equipment and supplies industry was buoyed by increasing demand from ageing populations and speculation that a tax on medical devices could be permanently lifted.

The industrials sector also posted strong performance for the reporting period, helping the Index’s return. Expansion in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment for this economically sensitive sector.

The consumer discretionary and financials sectors were also notable contributors to the Index’s return for the reporting period, while the energy, real estate, and telecommunication services sectors were minor detractors.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*
Information Technology	31.07%
Health Care	22.04
Consumer Discretionary	12.02
Industrials	10.37
Real Estate	9.52
Financials	5.12
Consumer Staples	3.30
Energy	3.16
Materials	2.03
Telecommunication Services	0.73
Utilities	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*
Colony NorthStar Inc. Class A	1.30%
Take-Two Interactive Software Inc.	1.14
LogMeIn Inc.	1.07
Ionis Pharmaceuticals Inc.	1.05
Veeva Systems Inc.	0.99
Hudson Pacific Properties Inc.	0.96
Coherent Inc.	0.95
Exelixis Inc.	0.91
Eagle Materials Inc.	0.83
PrivateBancorp. Inc.	0.83

TOTAL	10.03%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.58%	20.50%	20.84%	20.58%	20.50%	20.84%
5 Years	13.39%	13.38%	13.59%	87.43%	87.36%	89.09%
10 Years	7.99%	7.90%	8.22%	115.75%	113.92%	120.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,158.90	$1.61	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 20.58%, net of fees, while the total return for the Index was 20.84%.

As represented by the Index, small-capitalization U.S. value stocks posted a positive return for the reporting period, performing in line with small-capitalization U.S. growth stocks.

Eight of 11 sectors contributed to the Index’s return for the reporting period, led by the financials sector. The election of Donald Trump to the U.S. presidency drove expectations that the new administration’s fiscal policies would stimulate economic growth and reduce regulation. Those expectations, coupled with two interest rate increases by the Fed during the reporting period, led to gains in the banking and diversified financial services industries. Insurance stocks rose for the reporting period, reflecting rising interest rates and increasing premiums.

The information technology sector was also a large contributor to the Index’s return for the reporting period, as financial services and manufacturing companies continued to invest in cloud computing and data infrastructure. Growth in technology products with wireless connectivity drove demand for semiconductors stocks. Strong performances in the IT services and electronic equipment, instruments, and components industries also benefited the information technology sector.

The industrials and utilities sectors contributed modestly to the Index’s return for the reporting period. For the industrials sector, an expansion in manufacturing, increasing construction spending, and investors’ optimism contributed to a positive environment, while the utilities sector benefited in part from investors’ expectations of reduced regulation by new administration.

In contrast, the energy sector was the largest detractor from the Index’s return for the reporting period despite higher oil and gas prices.

ALLOCATION BY SECTOR

As of 4/30/17

Sector	Percentage of Total Investments*

Financials	25.96%
Industrials	16.72
Consumer Discretionary	11.13
Utilities	9.29
Real Estate	8.24
Information Technology	7.61
Energy	7.14
Materials	5.89
Consumer Staples	4.46
Health Care	3.00
Telecommunication Services	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/17

Security	Percentage of Total Investments*

SLM Corp.	0.98%
NRG Energy Inc.	0.97
Oshkosh Corp.	0.94
New Residential Investment Corp.	0.93
WPX Energy Inc.	0.86
Allied World Assurance Co. Holdings AG	0.84
FNB Corp./PA	0.83
Popular Inc.	0.79
WGL Holdings Inc.	0.77
United Bankshares Inc./WV	0.76

TOTAL	8.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.89%

AEROSPACE & DEFENSE — 5.58%
Boeing Co. (The)	80,903	$14,953,302
General Dynamics Corp.	41,094	7,963,606
Lockheed Martin Corp.	35,989	9,697,236
Northrop Grumman Corp.	25,346	6,234,102
Raytheon Co.	42,557	6,605,272

		45,453,518

AIR FREIGHT & LOGISTICS — 2.14%
FedEx Corp.	35,587	6,750,854
United Parcel Service Inc. Class B	99,182	10,658,098

		17,408,952

AIRLINES — 1.22%
Delta Air Lines Inc.	106,919	4,858,399
Southwest Airlines Co.	90,188	5,070,370

		9,928,769

BANKS — 1.44%
U.S. Bancorp.	228,634	11,724,351

		11,724,351

BEVERAGES — 2.82%
PepsiCo Inc.	202,440	22,932,403

		22,932,403

BIOTECHNOLOGY — 3.93%
AbbVie Inc.	226,390	14,928,157
Amgen Inc.	104,553	17,075,596

		32,003,753

CHEMICALS — 3.28%
EI du Pont de Nemours & Co.	124,522	9,930,629
Monsanto Co.	63,575	7,413,481
PPG Industries Inc.	38,006	4,174,579
Praxair Inc.	41,770	5,220,415

		26,739,104

COMMERCIAL SERVICES & SUPPLIES — 0.53%
Waste Management Inc.	59,350	4,319,493

		4,319,493

ELECTRIC UTILITIES — 1.11%
NextEra Energy Inc.	67,497	9,014,899

		9,014,899

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.99%
Corning Inc.	137,534	$3,967,856
TE Connectivity Ltd.	52,478	4,060,223

		8,028,079

ENERGY EQUIPMENT & SERVICES — 2.49%
Halliburton Co.	126,010	5,781,339
Schlumberger Ltd.	199,483	14,480,471

		20,261,810

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.89%
Ventas Inc.[a]	52,717	3,374,415
Welltower Inc.	53,803	3,843,686

		7,218,101

FOOD & STAPLES RETAILING — 1.97%
CVS Health Corp.	147,444	12,155,283
Sysco Corp.	73,538	3,887,954

		16,043,237

FOOD PRODUCTS — 2.15%
General Mills Inc.	84,875	4,881,161
Mondelez International Inc. Class A	220,016	9,907,321
Tyson Foods Inc. Class A	43,016	2,764,208

		17,552,690

HEALTH CARE EQUIPMENT & SUPPLIES — 4.67%
Abbott Laboratories	248,225	10,832,539
Danaher Corp.	88,320	7,359,706
Medtronic PLC	195,571	16,249,994
Zimmer Biomet Holdings Inc.	29,741	3,558,511

		38,000,750

HEALTH CARE PROVIDERS & SERVICES — 4.15%
Aetna Inc.	47,341	6,394,349
Cardinal Health Inc.	46,658	3,386,904
Cigna Corp.	37,486	5,861,686
Express Scripts Holding Co.[b]	88,318	5,417,426
HCA Holdings Inc.[b]	42,656	3,592,062
Humana Inc.	21,904	4,862,250
McKesson Corp.	31,149	4,307,595

		33,822,272

HOTELS, RESTAURANTS & LEISURE — 0.86%
Carnival Corp.	61,821	3,818,683
Las Vegas Sands Corp.	54,718	3,227,815

		7,046,498

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 0.42%
Newell Brands Inc.	71,691	$3,422,528

		3,422,528

HOUSEHOLD PRODUCTS — 1.95%
Colgate-Palmolive Co.	127,228	9,165,505
Kimberly-Clark Corp.	51,611	6,696,527

		15,862,032

INDUSTRIAL CONGLOMERATES — 8.19%
3M Co.	84,646	16,576,226
General Electric Co.	1,236,391	35,842,975
Honeywell International Inc.	109,079	14,304,620

		66,723,821

INSURANCE — 1.10%
Marsh & McLennan Companies Inc.	75,172	5,572,501
Progressive Corp. (The)	86,367	3,430,497

		9,002,998

MACHINERY — 0.77%
Illinois Tool Works Inc.	45,406	6,270,115

		6,270,115

MEDIA — 3.87%
Charter Communications Inc. Class Ab	30,955	10,684,428
Omnicom Group Inc.	34,985	2,872,968
Time Warner Inc.	111,268	11,045,574
Twenty-First Century Fox Inc. Class A	154,142	4,707,497
Twenty-First Century Fox Inc. Class B	74,407	2,221,793

		31,532,260

METALS & MINING — 0.12%
Southern Copper Corp.	28,209	997,752

		997,752

MULTI-UTILITIES — 1.38%
Dominion Resources Inc./VA	91,104	7,054,183
Sempra Energy	36,825	4,161,961

		11,216,144

OIL, GAS & CONSUMABLE FUELS — 1.41%
EOG Resources Inc.	83,422	7,716,535
Williams Companies Inc. (The)	122,668	3,757,321

		11,473,856

Security	Shares	Value
PHARMACEUTICALS — 5.86%
Eli Lilly & Co.	139,492	$11,446,714
Johnson & Johnson	293,943	36,293,142

		47,739,856

ROAD & RAIL — 2.22%
Norfolk Southern Corp.	42,561	5,000,492
Union Pacific Corp.	116,877	13,085,549

		18,086,041

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.37%
Intel Corp.	670,521	24,239,334
QUALCOMM Inc.	211,922	11,388,688

		35,628,022

SOFTWARE — 11.55%
Microsoft Corp.	1,094,313	74,916,668
Oracle Corp.	425,303	19,121,623

		94,038,291

SPECIALTY RETAIL — 0.24%
L Brands Inc.	37,258	1,967,595

		1,967,595

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 13.10%
Apple Inc.	742,798	106,702,933

		106,702,933

TEXTILES, APPAREL & LUXURY GOODS — 0.33%
VF Corp.	49,970	2,729,861

		2,729,861

TOBACCO — 2.43%
Altria Group Inc.	275,200	19,753,856

		19,753,856

WIRELESS TELECOMMUNICATION SERVICES — 0.36%
T-Mobile U.S. Inc.[b]	43,459	2,923,487

		2,923,487

TOTAL COMMON STOCKS
(Cost: $662,571,395)		813,570,127

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	387,409	387,563

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	504,487	$504,487

		892,050

TOTAL SHORT-TERM INVESTMENTS
(Cost: $892,050)		892,050

TOTAL INVESTMENTS IN SECURITIES — 100.00% (Cost: $663,463,445)[f]		814,462,177
Other Assets, Less Liabilities — 0.00%		(28,962)

NET ASSETS — 100.00%		$814,433,215

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $667,077,293. Net unrealized appreciation was $147,384,884, of which $155,387,075 represented gross unrealized appreciation on securities and $8,002,191 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$813,570,127	$—	$—	$813,570,127
Money market funds	892,050	—	—	892,050

Total	$814,462,177	$—	$—	$814,462,177

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.88%

AUTOMOBILES — 0.65%
Tesla Inc.[a,b]	15,222	$4,780,774

		4,780,774

BEVERAGES — 1.11%
Constellation Brands Inc. Class A	21,194	3,656,813
Molson Coors Brewing Co. Class B	22,605	2,167,593
Monster Beverage Corp.[a]	49,321	2,238,187

		8,062,593

BIOTECHNOLOGY — 4.09%
Alexion Pharmaceuticals Inc.[a]	27,569	3,522,767
Biogen Inc.[a]	26,516	7,191,404
Celgene Corp.[a]	95,488	11,845,287
Regeneron Pharmaceuticals Inc.[a]	9,332	3,625,389
Vertex Pharmaceuticals Inc.[a]	30,498	3,607,913

		29,792,760

CAPITAL MARKETS — 4.59%
Bank of New York Mellon Corp. (The)	127,414	5,996,103
BlackRock Inc.[c]	14,944	5,747,014
Charles Schwab Corp. (The)	149,197	5,796,303
CME Group Inc.	41,713	4,846,634
Intercontinental Exchange Inc.	73,117	4,401,643
Moody’s Corp.	20,404	2,414,201
S&P Global Inc.	31,720	4,256,507

		33,458,405

CHEMICALS — 1.54%
Air Products & Chemicals Inc.	26,725	3,754,863
Ecolab Inc.	32,260	4,164,443
Sherwin-Williams Co. (The)	9,959	3,333,078

		11,252,384

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.30%
Level 3 Communications Inc.[a]	35,925	2,182,803

		2,182,803

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.37%
Amphenol Corp. Class A	37,785	2,732,233

		2,732,233

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.91%
American Tower Corp.	52,465	6,607,442
AvalonBay Communities Inc.	16,844	3,197,665

Security	Shares	Value
Boston Properties Inc.	18,861	$2,387,803
Crown Castle International Corp.	44,257	4,186,712
Equinix Inc.	9,539	3,984,440
GGP Inc.	71,668	1,548,745
Prologis Inc.	64,991	3,536,160
Public Storage	18,339	3,839,820
Simon Property Group Inc.	39,279	6,491,248

		35,780,035

FOOD & STAPLES RETAILING — 2.56%
Costco Wholesale Corp.	53,908	9,569,748
Walgreens Boots Alliance Inc.	104,728	9,063,161

		18,632,909

FOOD PRODUCTS — 1.07%
Hormel Foods Corp.	33,139	1,162,516
Kraft Heinz Co. (The)	73,246	6,620,706

		7,783,222

HEALTH CARE EQUIPMENT & SUPPLIES — 3.35%
Baxter International Inc.	59,635	3,320,477
Becton Dickinson and Co.	26,132	4,885,900
Boston Scientific Corp.[a]	167,408	4,416,223
Edwards Lifesciences Corp.[a]	26,055	2,857,452
Intuitive Surgical Inc.[a]	4,506	3,766,430
Stryker Corp.	38,004	5,182,605

		24,429,087

HEALTH CARE PROVIDERS & SERVICES — 2.83%
UnitedHealth Group Inc.	118,121	20,657,001

		20,657,001

HEALTH CARE TECHNOLOGY — 0.32%
Cerner Corp.[a]	36,085	2,336,504

		2,336,504

HOTELS, RESTAURANTS & LEISURE — 4.46%
Hilton Worldwide Holdings Inc.	23,512	1,386,503
Marriott International Inc./MD Class A	38,600	3,644,612
McDonald’s Corp.	100,529	14,067,023
Starbucks Corp.	178,866	10,742,692
Yum! Brands Inc.	41,226	2,710,609

		32,551,439

INSURANCE — 0.53%
Aon PLC	32,251	3,864,960

		3,864,960

INTERNET & DIRECT MARKETING RETAIL — 8.80%
Amazon.com Inc.[a]	48,623	44,975,789

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)
iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
Netflix Inc.[a]	52,861	$8,045,444
Priceline Group Inc. (The)[a]	6,035	11,145,559

		64,166,792

INTERNET SOFTWARE & SERVICES — 15.81%
Alphabet Inc. Class Aa	36,477	33,723,716
Alphabet Inc. Class Ca	36,278	32,866,417
Facebook Inc. Class Aa	289,143	43,443,736
Yahoo! Inc.[a]	107,767	5,195,447

		115,229,316

IT SERVICES — 9.72%
Accenture PLC Class A	76,468	9,275,568
Automatic Data Processing Inc.	55,132	5,760,743
Cognizant Technology Solutions Corp. Class Aa	74,725	4,500,687
Fidelity National Information Services Inc.	40,352	3,397,235
Fiserv Inc.[a]	26,323	3,136,122
FleetCor Technologies Inc.[a]	11,389	1,607,443
MasterCard Inc. Class A	115,647	13,452,059
Paychex Inc.	39,152	2,320,930
PayPal Holdings Inc.[a]	137,926	6,581,829
Visa Inc. Class A	228,108	20,808,012

		70,840,628

LIFE SCIENCES TOOLS & SERVICES — 1.54%
Illumina Inc.[a]	17,949	3,318,052
Thermo Fisher Scientific Inc.	47,945	7,926,747

		11,244,799

MEDIA — 6.51%
CBS Corp. Class B NVS	45,623	3,036,667
Comcast Corp. Class A	581,033	22,770,683
Sirius XM Holdings Inc.[b]	208,732	1,033,223
Walt Disney Co. (The)	178,599	20,646,045

		47,486,618

MULTILINE RETAIL — 0.31%
Dollar General Corp.	31,248	2,272,042

		2,272,042

OIL, GAS & CONSUMABLE FUELS — 3.89%
Chevron Corp.	232,415	24,798,680
Pioneer Natural Resources Co.	20,828	3,603,036

		28,401,716

PERSONAL PRODUCTS — 0.33%
Estee Lauder Companies Inc. (The) Class A	27,267	2,376,046

		2,376,046

Security	Shares	Value
PHARMACEUTICALS — 3.42%
Allergan PLC	41,170	$10,039,716
Bristol-Myers Squibb Co.	205,307	11,507,458
Zoetis Inc.	60,366	3,387,136

		24,934,310

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.60%
Applied Materials Inc.	132,618	5,385,617
Broadcom Ltd.	49,221	10,868,489
NVIDIA Corp.	72,337	7,544,749
Texas Instruments Inc.	122,682	9,713,961

		33,512,816

SOFTWARE — 3.68%
Activision Blizzard Inc.	84,913	4,436,704
Adobe Systems Inc.[a]	60,875	8,141,422
Electronic Arts Inc.[a]	37,828	3,586,851
Intuit Inc.	29,823	3,734,138
salesforce.com Inc.[a]	80,431	6,926,718

		26,825,833

SPECIALTY RETAIL — 6.45%
AutoZone Inc.[a]	3,492	2,417,128
Home Depot Inc. (The)	149,553	23,345,223
Lowe’s Companies Inc.	106,357	9,027,582
O’Reilly Automotive Inc.[a]	11,243	2,789,951
Ross Stores Inc.	48,358	3,143,270
TJX Companies Inc. (The)	80,058	6,295,761

		47,018,915

TEXTILES, APPAREL & LUXURY GOODS — 1.24%
NIKE Inc. Class B	162,756	9,018,310

		9,018,310

TOBACCO — 0.90%
Reynolds American Inc.	101,556	6,550,362

		6,550,362

TOTAL COMMON STOCKS
(Cost: $523,837,818)		728,175,612

SHORT-TERM INVESTMENTS — 0.90%

MONEY MARKET FUNDS — 0.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	5,943,789	5,946,166

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	577,634	$577,634

		6,523,800

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,522,383)		6,523,800

TOTAL INVESTMENTS IN SECURITIES — 100.78%
(Cost: $530,360,201)[g]		734,699,412
Other Assets, Less Liabilities — (0.78)%		(5,673,286)

NET ASSETS — 100.00%		$729,026,126

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $532,805,503. Net unrealized appreciation was $201,893,909, of which $210,882,287 represented gross unrealized appreciation on securities and $8,988,378 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	17,859	2,302	(5,217)	14,944	$5,747,014	$159,576	$522,536

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$728,175,612	$—	$—	$728,175,612
Money market funds	6,523,800	—	—	6,523,800

Total	$734,699,412	$—	$—	$734,699,412

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.89%

AEROSPACE & DEFENSE — 1.53%
United Technologies Corp.	48,867	$5,814,684

		5,814,684
AIRLINES — 0.37%
American Airlines Group Inc.	32,881	1,401,388

		1,401,388
AUTOMOBILES — 1.58%
Ford Motor Co.	254,518	2,919,321
General Motors Co.	88,882	3,078,873

		5,998,194
BANKS — 18.38%
Bank of America Corp.	653,671	15,256,681
BB&T Corp.	52,710	2,276,018
Citigroup Inc.	180,659	10,680,560
JPMorgan Chase & Co.	232,904	20,262,648
PNC Financial Services Group Inc. (The)[a]	31,698	3,795,836
SunTrust Banks Inc.	32,042	1,820,306
Wells Fargo & Co.	293,613	15,808,124

		69,900,173
BEVERAGES — 2.86%
Coca-Cola Co. (The)	251,953	10,871,772

		10,871,772
BIOTECHNOLOGY — 1.54%
Gilead Sciences Inc.	85,225	5,842,174

		5,842,174
BUILDING PRODUCTS — 0.67%
Johnson Controls International PLC	61,207	2,544,375

		2,544,375
CAPITAL MARKETS — 3.26%
Franklin Resources Inc.	22,446	967,647
Goldman Sachs Group Inc. (The)	24,157	5,406,336
Morgan Stanley	93,694	4,063,509
State Street Corp.	23,410	1,964,099

		12,401,591
CHEMICALS — 1.68%
Dow Chemical Co. (The)	72,783	4,570,772
LyondellBasell Industries NV Class A	21,522	1,824,205

		6,394,977

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 2.92%
Cisco Systems Inc.	326,529	$11,124,843

		11,124,843
CONSUMER FINANCE — 2.47%
American Express Co.	49,363	3,912,018
Capital One Financial Corp.	31,339	2,519,029
Discover Financial Services	25,138	1,573,387
Synchrony Financial	50,223	1,396,199

		9,400,633
DIVERSIFIED FINANCIAL SERVICES — 5.38%
Berkshire Hathaway Inc. Class Bb	123,840	20,459,606

		20,459,606
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.38%
AT&T Inc.	400,451	15,869,873
Verizon Communications Inc.	265,787	12,202,281

		28,072,154
ELECTRIC UTILITIES — 4.82%
American Electric Power Co. Inc.	32,061	2,174,698
Duke Energy Corp.	45,617	3,763,402
Edison International	21,244	1,698,883
Exelon Corp.	60,417	2,092,241
PG&E Corp.	33,051	2,216,069
PPL Corp.	44,321	1,689,073
Southern Co. (The)	64,620	3,218,076
Xcel Energy Inc.	33,079	1,490,209

		18,342,651
ELECTRICAL EQUIPMENT — 1.25%
Eaton Corp. PLC	29,322	2,217,916
Emerson Electric Co.	42,060	2,535,377

		4,753,293
ENERGY EQUIPMENT & SERVICES — 0.43%
Baker Hughes Inc.	27,733	1,646,508

		1,646,508
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.84%
Equity Residential	23,937	1,545,852
Weyerhaeuser Co.	48,837	1,654,109

		3,199,961
FOOD & STAPLES RETAILING — 2.41%
Kroger Co. (The)	60,248	1,786,353
Wal-Mart Stores Inc.	98,187	7,381,699

		9,168,052

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
FOOD PRODUCTS — 1.03%
Archer-Daniels-Midland Co.	37,236	$1,703,547
Conagra Brands Inc.	26,991	1,046,711
Kellogg Co.	16,455	1,168,305

		3,918,563
HEALTH CARE PROVIDERS & SERVICES — 0.81%
Anthem Inc.	17,238	3,066,468

		3,066,468
HOUSEHOLD PRODUCTS — 3.83%
Procter & Gamble Co. (The)	166,691	14,557,125

		14,557,125
INSURANCE — 5.43%
Aflac Inc.	26,174	1,959,909
Allstate Corp. (The)	23,808	1,935,352
American International Group Inc.	60,677	3,695,836
Chubb Ltd.	30,370	4,168,283
MetLife Inc.	70,893	3,672,966
Prudential Financial Inc.	28,037	3,000,800
Travelers Companies Inc. (The)	18,236	2,218,592

		20,651,738
INTERNET SOFTWARE & SERVICES — 0.58%
eBay Inc.[b]	65,917	2,202,287

		2,202,287
IT SERVICES — 2.36%
International Business Machines Corp.	55,966	8,970,790

		8,970,790
MACHINERY — 2.39%
Caterpillar Inc.	38,241	3,910,525
Cummins Inc.	10,088	1,522,683
Deere & Co.	19,109	2,132,755
PACCAR Inc.	22,882	1,526,916

		9,092,879
MULTI-UTILITIES — 0.80%
Consolidated Edison Inc.	19,891	1,576,958
Public Service Enterprise Group Inc.	33,013	1,454,223

		3,031,181
MULTILINE RETAIL — 0.53%
Target Corp.	36,263	2,025,289

		2,025,289

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 10.73%
Anadarko Petroleum Corp.	36,447	$2,078,208
Apache Corp.	24,707	1,201,749
ConocoPhillips	80,580	3,860,588
Exxon Mobil Corp.	270,366	22,075,384
Kinder Morgan Inc./DE	125,184	2,582,546
Marathon Petroleum Corp.	34,413	1,752,998
Occidental Petroleum Corp.	49,834	3,066,784
Phillips 66	28,764	2,288,464
Valero Energy Corp.	29,410	1,900,180

		40,806,901
PHARMACEUTICALS — 6.69%
Merck & Co. Inc.	179,020	11,158,317
Mylan NVb	30,028	1,121,546
Pfizer Inc.	388,082	13,163,741

		25,443,604
ROAD & RAIL — 0.81%
CSX Corp.	60,407	3,071,092

		3,071,092
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.08%
Hewlett Packard Enterprise Co.	108,552	2,022,324
HP Inc.	110,414	2,077,991

		4,100,315
TOBACCO — 2.95%
Philip Morris International Inc.	101,155	11,212,020

		11,212,020
WIRELESS TELECOMMUNICATION SERVICES — 0.10%
Sprint Corp.[b]	41,720	376,732

		376,732

TOTAL COMMON STOCKS (Cost: $336,733,481)		379,864,013

SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	663,156	663,156

		663,156

TOTAL SHORT-TERM INVESTMENTS
(Cost: $663,156)		663,156

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.07%
(Cost: $337,396,637)[e]	$380,527,169
Other Assets, Less Liabilities — (0.07)%	(259,339)

NET ASSETS — 100.00%	$380,267,830

[a]	Affiliated issuer. See Schedule 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $339,947,914. Net unrealized appreciation was $40,579,255, of which $52,871,808 represented gross unrealized appreciation on securities and $12,292,553 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
PNC Financial Services Group Inc. (The)	27,233	8,363	(3,898)	31,698	$3,795,836	$66,556	$46,555

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$379,864,013	$—	$—	$379,864,013
Money market funds	663,156	—	—	663,156

Total	$380,527,169	$—	$—	$380,527,169

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 2.44%
BWX Technologies Inc.	41,219	$2,026,738
Huntington Ingalls Industries Inc.	18,942	3,805,258
L3 Technologies Inc.	32,015	5,499,217
Rockwell Collins Inc.	66,708	6,943,636

		18,274,849
AIR FREIGHT & LOGISTICS — 1.12%
CH Robinson Worldwide Inc.	58,171	4,229,032
Expeditors International of Washington Inc.	74,121	4,157,447

		8,386,479
AIRLINES — 0.58%
Alaska Air Group Inc.	50,808	4,323,253

		4,323,253
AUTO COMPONENTS — 1.52%
Delphi Automotive PLC	110,926	8,918,451
Gentex Corp.	119,162	2,460,695

		11,379,146
AUTOMOBILES — 0.26%
Thor Industries Inc.	19,878	1,911,866

		1,911,866
BANKS — 4.66%
Citizens Financial Group Inc.	209,501	7,690,782
Comerica Inc.	72,367	5,116,347
Commerce Bancshares Inc./MO	36,292	1,994,245
Cullen/Frost Bankers Inc.	23,322	2,201,364
East West Bancorp. Inc.	59,326	3,219,622
PacWest Bancorp.	49,270	2,433,445
People’s United Financial Inc.	142,044	2,481,509
Prosperity Bancshares Inc.	28,854	1,938,989
SVB Financial Group[a]	21,526	3,787,284
Synovus Financial Corp.	50,268	2,101,202
Western Alliance Bancorp.[a]	39,285	1,881,752

		34,846,541
BEVERAGES — 0.92%
Dr Pepper Snapple Group Inc.	75,345	6,905,369

		6,905,369
BIOTECHNOLOGY — 0.79%
Bioverativ Inc.[a]	44,371	2,609,459
OPKO Health Inc.[a,b]	150,786	1,171,607
TESARO Inc.[a]	14,205	2,096,516

		5,877,582

Security	Shares	Value
BUILDING PRODUCTS — 0.53%
Owens Corning	46,195	$2,810,966
USG Corp.[a]	37,774	1,144,552

		3,955,518
CAPITAL MARKETS — 3.33%
Affiliated Managers Group Inc.	23,333	3,863,712
Eaton Vance Corp. NVS	47,694	2,047,503
Northern Trust Corp.	88,500	7,965,000
Raymond James Financial Inc.	52,623	3,921,466
T Rowe Price Group Inc.	100,166	7,100,768

		24,898,449
CHEMICALS — 3.02%
Albemarle Corp.	46,321	5,044,820
Ashland Global Holdings Inc.	25,603	3,161,971
FMC Corp.	55,014	4,028,675
NewMarket Corp.	3,843	1,808,900
RPM International Inc.	54,904	2,885,754
Valspar Corp. (The)	30,080	3,382,195
Valvoline Inc.[b]	13,243	294,657
WR Grace & Co.	28,395	1,979,699

		22,586,671
COMMERCIAL SERVICES & SUPPLIES — 1.53%
KAR Auction Services Inc.	56,789	2,477,136
Republic Services Inc.	94,896	5,977,499
Stericycle Inc.[a]	34,972	2,984,511

		11,439,146
COMMUNICATIONS EQUIPMENT — 1.36%
ARRIS International PLC[a]	78,981	2,052,716
CommScope Holding Co. Inc.[a]	79,810	3,355,213
Juniper Networks Inc.	157,188	4,726,643

		10,134,572
CONSUMER FINANCE — 0.14%
Credit Acceptance Corp.[a,b]	5,142	1,045,111

		1,045,111
CONTAINERS & PACKAGING — 1.04%
AptarGroup Inc.	25,619	2,057,206
Avery Dennison Corp.	36,802	3,062,294
Berry Global Group Inc.[a]	52,610	2,630,500

		7,750,000
DIVERSIFIED FINANCIAL SERVICES — 0.50%
FNFV Group[a]	28,080	384,696
Leucadia National Corp.	133,256	3,383,370

		3,768,066

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2017

Security	Shares	Value
ELECTRICAL EQUIPMENT — 1.43%
Hubbell Inc.	21,195	$2,397,790
Rockwell Automation Inc.	52,920	8,326,962

		10,724,752
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.65%
CDW Corp./DE	66,050	3,902,894
Flex Ltd.[a]	220,247	3,405,019
SYNNEX Corp.	12,144	1,316,774
Trimble Inc.[a]	103,816	3,678,201

		12,302,888
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 11.73%
Alexandria Real Estate Equities Inc.[b]	36,573	4,114,828
American Campus Communities Inc.	54,786	2,596,309
Apartment Investment & Management Co. Class A	64,539	2,822,936
Brixmor Property Group Inc.	108,601	2,144,870
DDR Corp.	128,046	1,384,177
Digital Realty Trust Inc.[b]	65,539	7,526,499
Duke Realty Corp.	146,314	4,057,287
EPR Properties	26,349	1,915,836
Equity Lifestyle Properties Inc.	33,524	2,712,427
Gaming and Leisure Properties Inc.	80,758	2,810,378
Healthcare Trust of America Inc. Class A	58,897	1,878,225
Host Hotels & Resorts Inc.[b]	304,206	5,460,498
Iron Mountain Inc.	100,927	3,508,223
Kimco Realty Corp.	175,149	3,553,773
Lamar Advertising Co. Class Ab	34,348	2,475,460
Liberty Property Trust	60,418	2,451,158
Life Storage Inc.	19,306	1,513,397
Macerich Co. (The)	49,743	3,105,455
Medical Properties Trust Inc.[b]	133,231	1,741,329
National Retail Properties Inc.	60,518	2,555,070
Realty Income Corp.[b]	111,562	6,509,643
Senior Housing Properties Trust	97,317	2,094,262
SL Green Realty Corp.[b]	41,389	4,342,948
STORE Capital Corp.[b]	69,977	1,678,748
Taubman Centers Inc.[b]	25,130	1,571,881
Vornado Realty Trust[b]	70,836	6,817,257
Weingarten Realty Investors	49,010	1,606,058

Security	Shares	Value
WP Carey Inc.	43,685	$2,734,681

		87,683,613
FOOD & STAPLES RETAILING — 0.37%
Rite Aid Corp.[a]	436,920	1,747,680
U.S. Foods Holding Corp.[a]	37,006	1,043,569

		2,791,249
FOOD PRODUCTS — 2.92%
Hershey Co. (The)	57,468	6,218,037
JM Smucker Co. (The)	47,910	6,071,155
Mead Johnson Nutrition Co.	75,482	6,696,763
Pinnacle Foods Inc.	48,564	2,823,997

		21,809,952
HEALTH CARE EQUIPMENT & SUPPLIES — 2.47%
DENTSPLY SIRONA Inc.	94,515	5,977,129
Hologic Inc.[a]	114,932	5,189,180
Teleflex Inc.	18,479	3,823,120
Varian Medical Systems Inc.[a]	38,462	3,490,042

		18,479,471
HEALTH CARE PROVIDERS & SERVICES — 3.72%
AmerisourceBergen Corp.	67,954	5,575,626
DaVita Inc.[a]	64,063	4,420,987
Laboratory Corp. of America Holdings[a]	42,097	5,899,894
Patterson Companies Inc.	34,273	1,524,806
Quest Diagnostics Inc.	56,580	5,969,756
Universal Health Services Inc. Class B	36,754	4,438,413

		27,829,482
HOTELS, RESTAURANTS & LEISURE — 2.74%
Aramark	101,168	3,694,655
Darden Restaurants Inc.	51,095	4,352,783
Royal Caribbean Cruises Ltd.	68,947	7,349,750
Yum China Holdings Inc.[a]	149,862	5,113,292

		20,510,480
HOUSEHOLD DURABLES — 3.82%
DR Horton Inc.	139,832	4,599,074
Leggett & Platt Inc.	54,973	2,888,281
Lennar Corp. Class A	83,613	4,222,457
Lennar Corp. Class B	4,346	185,183
Mohawk Industries Inc.[a]	25,949	6,092,566
PulteGroup Inc.	117,575	2,665,425
Toll Brothers Inc.	60,838	2,189,560
Whirlpool Corp.	30,653	5,691,649

		28,534,195

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2017

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.94%
Clorox Co. (The)	52,782	$7,056,426

		7,056,426
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.20%
Calpine Corp.[a]	149,120	1,521,024

		1,521,024
INSURANCE — 6.31%
Alleghany Corp.[a]	5,713	3,488,929
Arch Capital Group Ltd.[a]	50,489	4,895,918
Arthur J Gallagher & Co.	73,502	4,102,147
Assured Guaranty Ltd.	53,588	2,043,310
First American Financial Corp.	45,390	1,970,380
FNF Group	111,909	4,582,674
Markel Corp.[a]	5,758	5,582,957
RenaissanceRe Holdings Ltd.	8,250	1,172,902
Torchmark Corp.	45,067	3,457,090
White Mountains Insurance Group Ltd.	1,899	1,631,127
Willis Towers Watson PLC	52,424	6,952,471
WR Berkley Corp.	39,858	2,709,547
XL Group Ltd.	109,037	4,563,198

		47,152,650
INTERNET & DIRECT MARKETING RETAIL — 0.76%
Liberty Interactive Corp. QVC Group Series Aa	182,545	3,866,303
Liberty Ventures Series Aa	33,717	1,815,660

		5,681,963
INTERNET SOFTWARE & SERVICES — 0.34%
IAC/InterActiveCorp[a]	30,211	2,507,815

		2,507,815
IT SERVICES — 2.59%
Alliance Data Systems Corp.	23,014	5,744,985
Booz Allen Hamilton Holding Corp.	61,635	2,214,546
DXC Technology Co.[a]	116,819	8,801,143
First Data Corp. Class Aa	78,764	1,230,294
Genpact Ltd.	56,420	1,377,776

		19,368,744
LEISURE PRODUCTS — 0.70%
Brunswick Corp./DE	36,840	2,090,670
Mattel Inc.	140,918	3,159,382

		5,250,052
LIFE SCIENCES TOOLS & SERVICES — 1.94%
Agilent Technologies Inc.	132,529	7,295,721

Security	Shares	Value
PerkinElmer Inc.	45,126	$2,680,936
Quintiles IMS Holdings Inc.[a,b]	53,397	4,500,299

		14,476,956
MACHINERY — 5.01%
Allison Transmission Holdings Inc.	62,427	2,414,676
Donaldson Co. Inc.	54,279	2,512,032
Ingersoll-Rand PLC	106,790	9,477,612
Lincoln Electric Holdings Inc.	25,422	2,263,321
Pentair PLC	68,804	4,438,546
Snap-on Inc.	23,855	3,996,428
Stanley Black & Decker Inc.	62,790	8,548,859
Xylem Inc./NY	73,854	3,796,834

		37,448,308
MEDIA — 3.36%
Cinemark Holdings Inc.	43,934	1,897,949
Discovery Communications Inc. Class Aa	63,492	1,827,300
Discovery Communications Inc. Class C NVS[a]	88,779	2,484,036
DISH Network Corp. Class Aa	93,378	6,017,278
Interpublic Group of Companies Inc. (The)	161,594	3,808,771
Liberty Broadband Corp. Class Aa	10,959	985,543
Liberty Broadband Corp. Class Ca	27,670	2,522,397
News Corp. Class A	158,520	2,016,374
News Corp. Class B	50,192	652,496
Scripps Networks Interactive Inc. Class A	39,312	2,937,393

		25,149,537
METALS & MINING — 2.07%
Newmont Mining Corp.	218,715	7,394,754
Nucor Corp.	131,208	8,046,987

		15,441,741
MULTI-UTILITIES — 1.05%
WEC Energy Group Inc.	129,866	7,859,490

		7,859,490
OIL, GAS & CONSUMABLE FUELS — 2.74%
Cimarex Energy Co.	39,143	4,567,205
Concho Resources Inc.[a]	60,970	7,722,460
Continental Resources Inc./OKa,b	35,783	1,517,557
Energen Corp.[a]	40,303	2,095,353
ONEOK Inc.	86,728	4,562,760

		20,465,335

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2017

Security	Shares	Value
PHARMACEUTICALS — 0.27%
Mallinckrodt PLC[a]	43,555	$2,043,601

		2,043,601
PROFESSIONAL SERVICES — 1.08%
Nielsen Holdings PLC	138,302	5,688,361
Robert Half International Inc.	52,528	2,418,915

		8,107,276
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.59%
CBRE Group Inc. Class Aa	123,726	4,430,628

		4,430,628
ROAD & RAIL — 0.76%
Genesee & Wyoming Inc. Class Aa	25,451	1,724,560
Kansas City Southern	43,885	3,952,722

		5,677,282
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.44%
Analog Devices Inc.	149,771	11,412,550
Lam Research Corp.	67,011	9,706,543
Maxim Integrated Products Inc.	116,329	5,135,925
Microchip Technology Inc.[b]	89,063	6,731,382
Microsemi Corp.[a]	47,449	2,227,256
Qorvo Inc.[a,b]	52,037	3,540,077
Teradyne Inc.	82,425	2,907,130
Xilinx Inc.	102,438	6,464,862

		48,125,725
SOFTWARE — 1.69%
Symantec Corp.	254,654	8,054,706
Synopsys Inc.[a]	61,931	4,564,315

		12,619,021
SPECIALTY RETAIL — 2.74%
Cabela’s Inc.[a]	21,422	1,169,641
CarMax Inc.[a,b]	76,999	4,504,442
Dick’s Sporting Goods Inc.	36,558	1,848,007
Foot Locker Inc.	54,469	4,212,632
Michaels Companies Inc. (The)[a]	43,757	1,022,164
Signet Jewelers Ltd.	28,905	1,903,105
Tiffany & Co.	44,044	4,036,633
Williams-Sonoma Inc.	33,607	1,816,458

		20,513,082
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.28%
NCR Corp.[a]	51,214	2,112,577

		2,112,577

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.44%
PVH Corp.	32,619	$3,295,498

		3,295,498
TRADING COMPANIES & DISTRIBUTORS — 1.53%
HD Supply Holdings Inc.[a]	82,827	3,337,928
United Rentals Inc.[a]	34,695	3,804,654
WW Grainger Inc.	22,275	4,292,392

		11,434,974
TRANSPORTATION INFRASTRUCTURE — 0.34%
Macquarie Infrastructure Corp.	31,091	2,529,875

		2,529,875
WATER UTILITIES — 1.11%
American Water Works Co. Inc.	73,337	5,849,359
Aqua America Inc.	72,935	2,413,419

		8,262,778

TOTAL COMMON STOCKS
(Cost: $644,447,494)		746,681,058

SHORT-TERM INVESTMENTS — 4.55%

MONEY MARKET FUNDS — 4.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	33,366,332	33,379,679
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	623,456	623,456

		34,003,135

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,999,245)		34,003,135

TOTAL INVESTMENTS IN SECURITIES — 104.42%
(Cost: $678,446,739)[f]		780,684,193
Other Assets, Less Liabilities — (4.42)%		(33,077,313)

NET ASSETS — 100.00%		$747,606,880

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $686,213,455. Net unrealized appreciation was $94,470,738, of which $117,628,376 represented gross unrealized appreciation on securities and $23,157,638 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$746,681,058	$—	$—	$746,681,058
Money market funds	34,003,135	—	—	34,003,135

Total	$780,684,193	$—	$—	$780,684,193

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 2.19%
HEICO Corp.	3,603	$256,065
HEICO Corp. Class A	6,096	373,685
Hexcel Corp.	12,448	644,184
Textron Inc.	36,740	1,714,289
TransDigm Group Inc.	6,758	1,667,401

		4,655,624
BANKS — 2.45%
Bank of the Ozarks Inc.	12,402	588,723
First Republic Bank/CA	20,977	1,939,533
Investors Bancorp. Inc.	42,073	582,711
Signature Bank/New York NYa	7,302	1,010,962
Zions BanCorp.	27,535	1,102,226

		5,224,155
BEVERAGES — 0.71%
Brown-Forman Corp. Class A	7,820	375,829
Brown-Forman Corp. Class B	24,063	1,138,661

		1,514,490
BIOTECHNOLOGY — 3.71%
Alkermes PLC[a]	20,751	1,208,746
BioMarin Pharmaceutical Inc.[a]	23,396	2,242,273
Dyax Corp.[a]	23,054	52,794
Incyte Corp.[a]	23,012	2,859,931
Neurocrine Biosciences Inc.[a,b]	11,850	632,790
Seattle Genetics Inc.[a,b]	13,181	900,262

		7,896,796
BUILDING PRODUCTS — 2.78%
Allegion PLC	12,987	1,021,298
AO Smith Corp.	20,034	1,079,432
Fortune Brands Home & Security Inc.	20,824	1,327,322
Lennox International Inc.	5,262	870,282
Masco Corp.	43,574	1,613,109

		5,911,443
CAPITAL MARKETS — 3.57%
CBOE Holdings Inc.	12,479	1,028,394
E*TRADE Financial Corp.[a]	37,365	1,290,961
FactSet Research Systems Inc.	5,382	878,665
MarketAxess Holdings Inc.	5,118	985,317
MSCI Inc.	12,317	1,235,641
SEI Investments Co.	18,188	922,314
TD Ameritrade Holding Corp.	33,028	1,263,982

		7,605,274

Security	Shares	Value
CHEMICALS — 1.41%
Axalta Coating Systems Ltd.[a]	29,439	$923,502
International Flavors & Fragrances Inc.	10,752	1,490,120
Scotts Miracle-Gro Co. (The) Class A	6,024	581,918

		2,995,540
COMMERCIAL SERVICES & SUPPLIES — 1.32%
Cintas Corp.	11,716	1,434,859
Copart Inc.[a]	27,809	859,298
Rollins Inc.	13,050	506,731

		2,800,888
COMMUNICATIONS EQUIPMENT — 1.63%
Arista Networks Inc.[a,b]	5,699	795,808
F5 Networks Inc.[a]	8,813	1,138,023
Palo Alto Networks Inc.[a]	12,472	1,352,090
Ubiquiti Networks Inc.[a,b]	3,450	177,744

		3,463,665
CONSTRUCTION MATERIALS — 1.91%
Martin Marietta Materials Inc.	8,579	1,889,010
Vulcan Materials Co.	18,004	2,176,324

		4,065,334
CONTAINERS & PACKAGING — 0.27%
Graphic Packaging Holding Co.	42,454	576,525

		576,525
DISTRIBUTORS — 0.93%
LKQ Corp.[a]	41,898	1,308,893
Pool Corp.	5,598	669,633

		1,978,526
DIVERSIFIED CONSUMER SERVICES — 0.93%
Bright Horizons Family Solutions Inc.[a,b]	5,985	455,578
Service Corp. International/U.S.	25,605	824,993
ServiceMaster Global Holdings Inc.[a]	18,331	698,411

		1,978,982
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.22%
Zayo Group Holdings Inc.[a]	13,282	465,800

		465,800
ELECTRICAL EQUIPMENT — 1.79%
Acuity Brands Inc.	5,998	1,056,248
AMETEK Inc.	31,216	1,785,555
Sensata Technologies Holding NVa,b	23,242	957,106

		3,798,909

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.09%
Cognex Corp.	11,706	$998,990
FLIR Systems Inc.	18,547	681,231
IPG Photonics Corp.[a,b]	5,096	643,727

		2,323,948
ENERGY EQUIPMENT & SERVICES — 0.31%
Core Laboratories NV	6,000	664,920

		664,920
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.86%
American Homes 4 Rent Class A	31,698	730,639
CubeSmart	24,509	621,058
DCT Industrial Trust Inc.[b]	12,501	632,050
Douglas Emmett Inc.	19,784	745,263
Essex Property Trust Inc.	8,917	2,179,939
Extra Space Storage Inc.	17,128	1,293,678
Federal Realty Investment Trust	9,809	1,283,900
Forest City Realty Trust Inc. Class A	29,428	665,073
Kilroy Realty Corp.	13,300	938,049
Mid-America Apartment Communities Inc.	15,446	1,532,398
Regency Centers Corp.	19,865	1,255,071
SBA Communications Corp.[a]	16,615	2,101,631
Spirit Realty Capital Inc.	65,780	619,648
Sun Communities Inc.	9,099	760,767
UDR Inc.	36,354	1,357,458

		16,716,622
FOOD & STAPLES RETAILING — 0.28%
Casey’s General Stores Inc.	5,330	597,333

		597,333
FOOD PRODUCTS — 1.78%
Blue Buffalo Pet Products Inc.[a]	12,832	316,309
Hain Celestial Group Inc. (The)[a]	14,072	520,523
McCormick & Co. Inc./MD	15,460	1,544,454
Post Holdings Inc.[a,b]	8,744	736,157
TreeHouse Foods Inc.[a]	7,726	676,798

		3,794,241
HEALTH CARE EQUIPMENT & SUPPLIES — 5.84%
ABIOMED Inc.[a,b]	5,509	717,933
Align Technology Inc.[a]	10,265	1,381,874
Cooper Companies Inc. (The)	6,656	1,333,397
CR Bard Inc.	9,798	3,012,689

Security	Shares	Value
DexCom Inc.[a,b]	11,498	$896,384
IDEXX Laboratories Inc.[a]	11,972	2,008,064
ResMed Inc.	19,270	1,310,167
STERIS PLC	11,553	852,611
West Pharmaceutical Services Inc.	9,965	917,079

		12,430,198
HEALTH CARE PROVIDERS & SERVICES — 2.97%
Centene Corp.[a]	23,400	1,740,960
Henry Schein Inc.[a,b]	10,773	1,872,347
MEDNAX Inc.[a]	12,759	770,133
VCA Inc.[a]	11,050	1,011,849
WellCare Health Plans Inc.[a]	6,026	924,449

		6,319,738
HEALTH CARE TECHNOLOGY — 0.25%
athenahealth Inc.[a,b]	5,376	526,902

		526,902
HOTELS, RESTAURANTS & LEISURE — 4.54%
Chipotle Mexican Grill Inc.[a,b]	3,914	1,857,076
Domino’s Pizza Inc.	6,536	1,185,565
Dunkin’ Brands Group Inc.	12,506	698,585
MGM Resorts International	65,602	2,014,637
Norwegian Cruise Line Holdings Ltd.[a]	22,250	1,199,943
Panera Bread Co. Class Aa	2,903	907,710
Six Flags Entertainment Corp.	11,541	722,582
Vail Resorts Inc.	5,435	1,074,282

		9,660,380
HOUSEHOLD DURABLES — 0.47%
NVR Inc.[a]	469	990,176

		990,176
HOUSEHOLD PRODUCTS — 1.03%
Church & Dwight Co. Inc.	34,638	1,715,620
Spectrum Brands Holdings Inc.	3,328	478,334

		2,193,954
INDUSTRIAL CONGLOMERATES — 1.84%
Carlisle Companies Inc.	8,783	890,508
Roper Technologies Inc.	13,858	3,030,745

		3,921,253
INSURANCE — 0.46%
Brown & Brown Inc.	15,615	669,884
Erie Indemnity Co. Class A	2,514	311,283

		981,167
INTERNET & DIRECT MARKETING RETAIL — 1.36%
Expedia Inc.	16,400	2,193,008

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
TripAdvisor Inc.[a,b]	15,362	$691,444

		2,884,452
INTERNET SOFTWARE & SERVICES — 3.33%
Akamai Technologies Inc.[a]	23,560	1,435,746
CoStar Group Inc.[a]	4,434	1,068,106
MercadoLibre Inc.	6,006	1,374,833
Twitter Inc.[a,b]	81,689	1,346,235
VeriSign Inc.[a,b]	12,111	1,076,910
Zillow Group Inc. Class Aa	6,150	236,714
Zillow Group Inc. Class Ca,b	14,285	557,115

		7,095,659
IT SERVICES — 4.54%
Broadridge Financial Solutions Inc.	16,089	1,125,265
Euronet Worldwide Inc.[a]	7,102	586,767
Gartner Inc.[a]	12,246	1,397,146
Global Payments Inc.	20,712	1,693,413
Jack Henry & Associates Inc.	10,560	1,023,475
Sabre Corp.	27,896	653,045
Total System Services Inc.	22,447	1,286,438
Vantiv Inc. Class Aa	21,919	1,359,855
WEX Inc.[a]	5,232	530,839

		9,656,243
LEISURE PRODUCTS — 1.03%
Hasbro Inc.	15,217	1,508,157
Polaris Industries Inc.[b]	7,963	678,925

		2,187,082
LIFE SCIENCES TOOLS & SERVICES — 1.72%
Mettler-Toledo International Inc.[a]	3,529	1,811,859
Waters Corp.[a]	10,894	1,850,782

		3,662,641
MACHINERY — 4.34%
Fortive Corp.	40,949	2,590,434
Graco Inc.	7,618	821,601
IDEX Corp.	10,372	1,086,571
Middleby Corp. (The)[a,b]	7,827	1,065,490
Nordson Corp.	7,280	911,456
Toro Co. (The)	14,719	955,557
WABCO Holdings Inc.[a]	6,971	828,643
Wabtec Corp./DE	11,727	983,778

		9,243,530
MEDIA — 0.91%
Liberty Media Corp.-Liberty SiriusXM Class Aa	11,834	450,875

Security	Shares	Value
Liberty Media Corp.-Liberty SiriusXM Class Ca	23,943	$909,595
Live Nation Entertainment Inc.[a,b]	17,987	578,462

		1,938,932
METALS & MINING — 0.61%
Alcoa Corp.	20,024	675,410
Royal Gold Inc.	8,887	628,133

		1,303,543
MULTILINE RETAIL — 1.25%
Dollar Tree Inc.[a]	32,113	2,657,993

		2,657,993
OIL, GAS & CONSUMABLE FUELS — 4.05%
Antero Resources Corp.[a]	19,543	414,116
Cabot Oil & Gas Corp.	64,633	1,502,071
Cheniere Energy Inc.[a]	32,372	1,468,070
Diamondback Energy Inc.[a]	12,262	1,224,238
EQT Corp.	23,578	1,370,825
Jagged Peak Energy Inc.[a]	4,263	47,490
Parsley Energy Inc. Class Aa	30,147	898,079
Range Resources Corp.	25,589	677,853
Rice Energy Inc.[a]	21,346	454,456
RSP Permian Inc.[a]	14,865	565,613

		8,622,811
PHARMACEUTICALS — 0.61%
Jazz Pharmaceuticals PLC[a]	8,147	1,297,654

		1,297,654
PROFESSIONAL SERVICES — 3.07%
Equifax Inc.	16,310	2,206,906
IHS Markit Ltd.[a]	46,152	2,002,997
TransUnion[a]	14,318	573,149
Verisk Analytics Inc. Class Aa	21,044	1,742,654

		6,525,706
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.28%
Howard Hughes Corp. (The)[a,b]	4,912	604,716

		604,716
ROAD & RAIL — 1.02%
AMERCO	743	278,224
JB Hunt Transport Services Inc.	11,810	1,058,884
Old Dominion Freight Line Inc.	9,423	834,124

		2,171,232
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.18%
Skyworks Solutions Inc.	25,154	2,508,860

		2,508,860

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
SOFTWARE — 10.09%
ANSYS Inc.[a]	11,613	$1,279,288
Aspen Technology Inc.[a,b]	10,348	636,299
Autodesk Inc.[a]	26,641	2,399,555
Cadence Design Systems Inc.[a]	37,921	1,235,087
CDK Global Inc.	19,725	1,282,322
Citrix Systems Inc.[a]	21,268	1,721,432
Fortinet Inc.[a]	20,272	790,608
Guidewire Software Inc.[a,b]	9,999	614,839
Manhattan Associates Inc.[a]	9,576	447,103
PTC Inc.[a]	15,742	850,855
Red Hat Inc.[a]	24,253	2,136,204
ServiceNow Inc.[a]	22,377	2,114,179
Splunk Inc.[a]	18,454	1,186,777
SS&C Technologies Holdings Inc.	23,176	851,486
Tyler Technologies Inc.[a,b]	4,559	745,807
Ultimate Software Group Inc. (The)[a,b]	4,035	817,773
VMware Inc. Class Aa,b	9,582	901,858
Workday Inc. Class Aa	16,595	1,450,403

		21,461,875
SPECIALTY RETAIL — 2.69%
Advance Auto Parts Inc.	10,034	1,426,233
Burlington Stores Inc.[a]	9,603	949,929
Tractor Supply Co.	17,783	1,100,946
Ulta Salon Cosmetics & Fragrance Inc.[a]	7,958	2,239,699

		5,716,807
TEXTILES, APPAREL & LUXURY GOODS — 2.14%
Carter’s Inc.	6,611	608,476
Columbia Sportswear Co.	3,687	208,758
Hanesbrands Inc.	51,518	1,123,608
lululemon athletica Inc.[a]	14,542	756,184
Michael Kors Holdings Ltd.[a]	22,098	824,918
Under Armour Inc. Class Aa,b	24,994	537,121
Under Armour Inc. Class Ca,b	24,946	484,202

		4,543,267
THRIFTS & MORTGAGE FINANCE — 0.06%
TFS Financial Corp.	7,958	131,625

		131,625
TRADING COMPANIES & DISTRIBUTORS — 1.10%
Fastenal Co.	39,349	1,758,113

Security	Shares	Value
Watsco Inc.	4,130	$573,244

		2,331,357

TOTAL COMMON STOCKS
(Cost: $164,995,845)		212,598,768

SHORT-TERM INVESTMENTS — 6.59%

MONEY MARKET FUNDS — 6.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	13,868,227	13,873,774
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	151,345	151,345

		14,025,119

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,021,332)		14,025,119

TOTAL INVESTMENTS IN SECURITIES — 106.51%
(Cost: $179,017,177)[f]		226,623,887
Other Assets, Less Liabilities — (6.51)%		(13,851,034)

NET ASSETS — 100.00%		$212,772,853

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $179,806,226. Net unrealized appreciation was $46,817,661, of which $52,005,901 represented gross unrealized appreciation on securities and $5,188,240 represented gross unrealized depreciation on securities.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$212,545,974	$—	$52,794	$212,598,768
Money market funds	14,025,119	—	—	14,025,119

Total	$226,571,093	$—	$52,794	$226,623,887

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 1.59%
Arconic Inc.	108,891	$2,975,991
Orbital ATK Inc.	14,300	1,415,700
Spirit AeroSystems Holdings Inc. Class A	30,200	1,726,232

		6,117,923
AIRLINES — 1.77%
JetBlue Airways Corp.[a]	83,675	1,826,625
United Continental Holdings Inc.[a]	70,742	4,966,796

		6,793,421
AUTO COMPONENTS — 2.78%
Adient PLC	23,229	1,708,725
Autoliv Inc.	21,802	2,184,342
BorgWarner Inc.	49,542	2,094,636
Goodyear Tire & Rubber Co. (The)	62,220	2,254,231
Lear Corp.	17,157	2,447,618

		10,689,552
AUTOMOBILES — 0.64%
Harley-Davidson Inc.	43,571	2,475,269

		2,475,269
BANKS — 6.65%
BOK Financial Corp.	5,245	442,101
CIT Group Inc.	49,894	2,310,591
Fifth Third Bancorp.	185,442	4,530,348
Huntington Bancshares Inc./OH	268,366	3,451,187
KeyCorp	264,997	4,833,545
M&T Bank Corp.	38,090	5,919,567
Regions Financial Corp.	297,830	4,095,163

		25,582,502
BIOTECHNOLOGY — 0.36%
United Therapeutics Corp.[a]	11,144	1,400,801

		1,400,801
CAPITAL MARKETS — 2.63%
Ameriprise Financial Inc.	38,056	4,865,460
Invesco Ltd.	99,747	3,285,666
Nasdaq Inc.	28,546	1,965,963

		10,117,089
CHEMICALS — 3.02%
Celanese Corp. Series A	34,831	3,031,690
CF Industries Holdings Inc.	57,870	1,547,444
Eastman Chemical Co.	36,209	2,887,668
Huntsman Corp.	49,265	1,220,294

Security	Shares	Value
Mosaic Co. (The)	86,574	$2,331,438
Westlake Chemical Corp.	9,318	580,045

		11,598,579
COMMUNICATIONS EQUIPMENT — 2.14%
Brocade Communications Systems Inc.	101,324	1,273,643
Harris Corp.	30,761	3,441,848
Motorola Solutions Inc.	40,715	3,500,269

		8,215,760
CONSTRUCTION & ENGINEERING — 1.58%
AECOM[a]	38,503	1,317,188
Fluor Corp.	34,607	1,776,031
Jacobs Engineering Group Inc.	30,008	1,648,039
Quanta Services Inc.[a]	37,564	1,331,268

		6,072,526
CONSUMER FINANCE — 1.06%
Ally Financial Inc.	116,596	2,308,601
Navient Corp.	72,408	1,100,602
OneMain Holdings Inc.[a]	13,211	308,080
Santander Consumer USA Holdings Inc.[a]	27,794	354,095

		4,071,378
CONTAINERS & PACKAGING — 5.41%
Ball Corp.	43,268	3,326,876
Bemis Co. Inc.	22,986	1,032,761
Crown Holdings Inc.[a]	34,698	1,946,211
International Paper Co.	101,613	5,484,054
Packaging Corp. of America	23,262	2,297,820
Sealed Air Corp.	48,003	2,113,092
Sonoco Products Co.	24,660	1,289,965
WestRock Co.	61,889	3,314,775

		20,805,554
DISTRIBUTORS — 0.88%
Genuine Parts Co.	36,672	3,374,557

		3,374,557
DIVERSIFIED CONSUMER SERVICES — 0.33%
H&R Block Inc.	51,514	1,277,032

		1,277,032
DIVERSIFIED FINANCIAL SERVICES — 0.45%
Voya Financial Inc.	46,777	1,748,524

		1,748,524
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.05%
CenturyLink Inc.	135,084	3,467,607

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
Frontier Communications Corp.	292,698	$550,272

		4,017,879
ELECTRIC UTILITIES — 5.89%
Alliant Energy Corp.	56,221	2,210,610
Avangrid Inc.	13,870	603,345
Entergy Corp.	44,337	3,381,139
Eversource Energy	78,302	4,651,139
FirstEnergy Corp.	109,356	3,274,119
Great Plains Energy Inc.	53,486	1,582,651
IDACORP Inc.	12,533	1,059,289
OGE Energy Corp.	49,600	1,725,088
Pinnacle West Capital Corp.	27,526	2,342,187
Westar Energy Inc.	35,227	1,832,861

		22,662,428
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.51%
Arrow Electronics Inc.[a]	22,097	1,557,838
Avnet Inc.	32,004	1,238,235
Jabil Circuit Inc.	45,300	1,314,606
Keysight Technologies Inc.[a]	45,248	1,693,633

		5,804,312
ENERGY EQUIPMENT & SERVICES — 2.55%
Helmerich & Payne Inc.	26,887	1,630,428
National Oilwell Varco Inc.	93,596	3,273,052
TechnipFMC PLC[a]	115,305	3,474,139
Weatherford International PLC[a,b]	244,200	1,409,034

		9,786,653
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.19%
Camden Property Trust	21,726	1,788,702
HCP Inc.	115,701	3,627,226
Highwoods Properties Inc.	25,264	1,285,432
Hospitality Properties Trust	36,033	1,146,930
Omega Healthcare Investors Inc.[b]	48,768	1,609,344
Park Hotels & Resorts Inc.	30,676	787,453
VEREIT Inc.	241,731	2,023,289

		12,268,376
FOOD & STAPLES RETAILING — 0.75%
Whole Foods Market Inc.	78,749	2,864,101

		2,864,101
FOOD PRODUCTS — 2.46%
Bunge Ltd.	34,473	2,724,401
Campbell Soup Co.	47,796	2,750,182
Ingredion Inc.	17,727	2,194,957

Security	Shares	Value
Lamb Weston Holdings Inc.	34,327	$1,433,152
Pilgrim’s Pride Corp.	14,390	373,565

		9,476,257
GAS UTILITIES — 1.41%
Atmos Energy Corp.	26,092	2,113,974
National Fuel Gas Co.	21,200	1,174,056
UGI Corp.	42,701	2,141,882

		5,429,912
HOTELS, RESTAURANTS & LEISURE — 1.27%
Wyndham Worldwide Corp.	25,941	2,472,437
Wynn Resorts Ltd.	19,631	2,414,809

		4,887,246
HOUSEHOLD DURABLES — 0.55%
CalAtlantic Group Inc.	18,007	652,213
Garmin Ltd.	28,590	1,453,516

		2,105,729
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.48%
AES Corp./VA	162,768	1,840,906

		1,840,906
INSURANCE — 8.33%
American Financial Group Inc./OH	18,048	1,756,251
AmTrust Financial Services Inc.	26,837	430,734
Assurant Inc.	13,828	1,330,807
Axis Capital Holdings Ltd.	21,982	1,448,614
Cincinnati Financial Corp.	37,036	2,669,925
Everest Re Group Ltd.	7,234	1,820,870
Hartford Financial Services Group Inc. (The)	92,392	4,468,077
Lincoln National Corp.	55,618	3,666,895
Loews Corp.	68,224	3,180,603
Old Republic International Corp.	60,734	1,255,979
Principal Financial Group Inc.	66,066	4,302,879
Reinsurance Group of America Inc.	15,860	1,983,134
Unum Group	56,666	2,625,336
Validus Holdings Ltd.	19,748	1,091,669

		32,031,773
IT SERVICES — 1.37%
CSRA Inc.	36,095	1,049,643
Leidos Holdings Inc.	35,269	1,857,265
Western Union Co. (The)	118,896	2,361,275

		5,268,183
MACHINERY — 3.13%
AGCO Corp.	16,599	1,062,170

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
Colfax Corp.[a]	24,475	$990,503
Dover Corp.	38,419	3,030,491
Flowserve Corp.	32,408	1,648,595
Parker-Hannifin Corp.	32,934	5,295,787

		12,027,546
MEDIA — 1.33%
TEGNA Inc.	53,380	1,360,122
Viacom Inc. Class A	2,415	107,709
Viacom Inc. Class B NVS	85,868	3,654,542

		5,122,373
METALS & MINING — 2.02%
Freeport-McMoRan Inc.[a]	328,582	4,189,420
Reliance Steel & Aluminum Co.	18,106	1,427,115
Steel Dynamics Inc.	59,842	2,162,690

		7,779,225
MORTGAGE REAL ESTATE INVESTMENT — 1.60%
AGNC Investment Corp.	82,200	1,731,954
Annaly Capital Management Inc.	251,619	2,971,620
Starwood Property Trust Inc.	64,452	1,462,416

		6,165,990
MULTI-UTILITIES — 5.44%
Ameren Corp.	59,967	3,279,595
CenterPoint Energy Inc.	106,455	3,037,161
CMS Energy Corp.	69,182	3,140,863
DTE Energy Co.	44,337	4,637,207
MDU Resources Group Inc.	48,522	1,305,242
NiSource Inc.	80,162	1,943,928
SCANA Corp.	35,315	2,341,738
Vectren Corp.	20,629	1,225,775

		20,911,509
MULTILINE RETAIL — 1.37%
Kohl’s Corp.	43,810	1,709,904
Macy’s Inc.	75,089	2,194,101
Nordstrom Inc.	28,312	1,366,620

		5,270,625
OIL, GAS & CONSUMABLE FUELS — 6.94%
Chesapeake Energy Corp.[a,b]	189,315	995,797
Devon Energy Corp.	129,615	5,118,496
Hess Corp.	66,493	3,246,853
HollyFrontier Corp.	43,972	1,237,372
Marathon Oil Corp.	209,378	3,113,451
Murphy Oil Corp.	40,284	1,054,635
Newfield Exploration Co.[a]	49,397	1,710,124
Noble Energy Inc.	112,362	3,632,663

Security	Shares	Value
QEP Resources Inc.[a]	59,638	$704,325
Southwestern Energy Co.[a]	123,886	930,384
Targa Resources Corp.	47,920	2,641,830
Tesoro Corp.	28,907	2,304,177

		26,690,107
PERSONAL PRODUCTS — 1.09%
Coty Inc. Class A	116,327	2,076,437
Edgewell Personal Care Co.[a]	14,278	1,020,734
Herbalife Ltd.[a,b]	17,387	1,099,902

		4,197,073
PHARMACEUTICALS — 0.83%
Endo International PLC[a]	49,518	563,020
Perrigo Co. PLC	35,427	2,619,472

		3,182,492
PROFESSIONAL SERVICES — 0.70%
Dun & Bradstreet Corp. (The)	9,158	1,003,808
ManpowerGroup Inc.	16,765	1,692,930

		2,696,738
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.34%
Jones Lang LaSalle Inc.	11,252	1,292,405

		1,292,405
ROAD & RAIL — 0.24%
Ryder System Inc.	13,295	902,863

		902,863
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.45%
Advanced Micro Devices Inc.[a,b]	190,706	2,536,390
First Solar Inc.[a,b]	19,484	575,752
KLA-Tencor Corp.	38,732	3,804,257
Marvell Technology Group Ltd.	109,778	1,648,865
Micron Technology Inc.[a,b]	256,089	7,085,983
ON Semiconductor Corp.[a,b]	103,620	1,469,332

		17,120,579
SOFTWARE — 0.96%
CA Inc.	77,497	2,544,226
Nuance Communications Inc.[a]	64,602	1,155,730

		3,699,956
SPECIALTY RETAIL — 2.41%
AutoNation Inc.[a,b]	16,362	687,204
Bed Bath & Beyond Inc.	37,371	1,448,126
Best Buy Co. Inc.	66,932	3,467,747
Gap Inc. (The)	54,558	1,429,420
Sally Beauty Holdings Inc.[a]	35,752	680,003

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
Staples Inc.	160,635	$1,569,404

		9,281,904
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.54%
NetApp Inc.	66,978	2,669,073
Seagate Technology PLC	72,949	3,073,342
Western Digital Corp.	71,157	6,337,954
Xerox Corp.	211,494	1,520,642

		13,601,011
TEXTILES, APPAREL & LUXURY GOODS — 1.00%
Coach Inc.	69,365	2,732,287
Ralph Lauren Corp.	14,002	1,130,242

		3,862,529
THRIFTS & MORTGAGE FINANCE — 0.42%
New York Community Bancorp. Inc.	120,977	1,607,784

		1,607,784

TOTAL COMMON STOCKS
(Cost: $338,434,996)		384,196,931

SHORT-TERM INVESTMENTS — 4.12%

MONEY MARKET FUNDS — 4.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	15,647,082	15,653,341

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	172,460	$172,460

		15,825,801

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,825,248)		15,825,801

TOTAL INVESTMENTS IN SECURITIES — 104.03%
(Cost: $354,260,244)[f]		400,022,732
Other Assets, Less Liabilities — (4.03)%		(15,498,789)

NET ASSETS — 100.00%		$384,523,943

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $361,040,622. Net unrealized appreciation was $38,982,110, of which $56,326,499 represented gross unrealized appreciation on securities and $17,344,389 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$384,196,931	$—	$—	$384,196,931
Money market funds	15,825,801	—	—	15,825,801

Total	$400,022,732	$—	$—	$400,022,732

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.96%

AEROSPACE & DEFENSE — 1.73%
Aerojet Rocketdyne Holdings Inc.[a]	29,515	$661,431
Curtiss-Wright Corp.	17,576	1,642,653
Teledyne Technologies Inc.[a]	13,901	1,874,272

		4,178,356
AIR FREIGHT & LOGISTICS — 0.21%
Hub Group Inc. Class Aa,b	13,202	516,858

		516,858
AIRLINES — 1.75%
Allegiant Travel Co.	5,184	753,754
Hawaiian Holdings Inc.[a]	21,110	1,146,273
SkyWest Inc.	20,457	761,000
Spirit Airlines Inc.[a]	27,376	1,567,824

		4,228,851
AUTO COMPONENTS — 1.12%
Tenneco Inc.	21,746	1,370,651
Visteon Corp.[a]	12,957	1,333,923

		2,704,574
BANKS — 12.99%
Ameris Bancorp.	14,470	681,537
Bank of Hawaii Corp.	16,846	1,372,612
BankUnited Inc.	41,135	1,451,654
Banner Corp.	10,344	570,989
Cathay General Bancorp.	29,582	1,125,595
Columbia Banking System Inc.	23,008	909,046
Community Bank System Inc.	17,614	985,503
CVB Financial Corp.	39,776	856,775
First Citizens BancShares Inc./NC Class A	3,478	1,210,553
First Hawaiian Inc.	19,263	573,459
First Horizon National Corp.	92,273	1,693,209
First Midwest Bancorp. Inc./IL	31,984	726,357
Glacier Bancorp. Inc.	30,255	1,022,014
Great Western Bancorp. Inc.	23,189	955,387
Home BancShares Inc./AR	49,873	1,269,268
Hope Bancorp Inc.	50,276	920,554
IBERIABANK Corp.	20,104	1,595,252
Independent Bank Corp./Rockland MA	10,670	675,411
MB Financial Inc.	28,125	1,195,594
Renasant Corp.	17,394	737,506
Simmons First National Corp. Class A	11,752	642,247

Security	Shares	Value
South State Corp.	9,590	$845,358
Sterling Bancorp./DE	53,574	1,245,595
Texas Capital Bancshares Inc.[a]	19,559	1,488,440
TowneBank/Portsmouth VA	22,392	726,620
UMB Financial Corp.	17,318	1,255,382
Union Bankshares Corp.	17,265	591,154
United Community Banks Inc./GA	27,996	765,691
Webster Financial Corp.	36,331	1,845,978
Wintrust Financial Corp.	20,693	1,466,306

		31,401,046
BEVERAGES — 0.22%
Boston Beer Co. Inc. (The) Class Aa	3,686	532,074

		532,074
BIOTECHNOLOGY — 1.29%
Alnylam Pharmaceuticals Inc.[a]	28,201	1,511,573
Five Prime Therapeutics Inc.[a]	11,270	392,872
Myriad Genetics Inc.[a,b]	26,894	494,581
Sarepta Therapeutics Inc.[a]	19,872	720,559

		3,119,585
BUILDING PRODUCTS — 0.95%
Apogee Enterprises Inc.	11,341	618,084
Armstrong World Industries Inc.[a,b]	19,644	918,357
Universal Forest Products Inc.	8,047	766,799

		2,303,240
CAPITAL MARKETS — 2.26%
Evercore Partners Inc. Class A	15,489	1,142,314
Federated Investors Inc. Class B	34,419	923,118
Janus Capital Group Inc.	56,717	774,754
LPL Financial Holdings Inc.	31,335	1,317,323
Stifel Financial Corp.[a]	26,926	1,315,874

		5,473,383
CHEMICALS — 6.52%
Cabot Corp.	24,553	1,477,845
Chemours Co. (The)	72,292	2,912,645
GCP Applied Technologies Inc.[a]	28,101	924,523
HB Fuller Co.	19,845	1,048,411
Ingevity Corp.[a,b]	16,645	1,052,463
Innospec Inc.	9,530	628,980
Minerals Technologies Inc.	13,851	1,090,074
Olin Corp.	65,288	2,097,704
PolyOne Corp.	32,474	1,273,306
Sensient Technologies Corp.	17,523	1,433,381
Stepan Co.	7,703	653,214

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Security	Shares	Value
Trinseo SA	17,637	$1,171,097

		15,763,643
COMMERCIAL SERVICES & SUPPLIES — 4.15%
ABM Industries Inc.	21,965	948,668
Brink’s Co. (The)	17,793	1,092,490
Covanta Holding Corp.	51,451	748,612
Deluxe Corp.	19,165	1,378,155
Herman Miller Inc.	23,636	782,352
HNI Corp.	17,389	813,110
Matthews International Corp. Class A	12,723	872,162
MSA Safety Inc.	12,387	964,328
Steelcase Inc. Class A	33,886	577,756
Tetra Tech Inc.	22,665	996,127
UniFirst Corp./MA	6,102	849,398

		10,023,158
COMMUNICATIONS EQUIPMENT — 1.65%
Finisar Corp.[a]	43,770	999,707
NetScout Systems Inc.[a]	36,263	1,365,302
Plantronics Inc.	13,093	714,878
Viavi Solutions Inc.[a]	91,094	910,940

		3,990,827
CONSTRUCTION & ENGINEERING — 1.44%
Dycom Industries Inc.[a]	12,415	1,311,769
Granite Construction Inc.	15,633	824,015
Valmont Industries Inc.	8,897	1,355,458

		3,491,242
CONSTRUCTION MATERIALS — 0.74%
Headwaters Inc.[a]	29,548	702,060
Summit Materials Inc. Class Aa	41,916	1,075,565

		1,777,625
CONSUMER FINANCE — 0.72%
FirstCash Inc.	19,097	992,089
LendingClub Corp.[a,b]	126,011	737,165

		1,729,254
DIVERSIFIED CONSUMER SERVICES — 0.36%
Sotheby’sa	18,182	861,100

		861,100
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.41%
Consolidated Communications Holdings Inc.	19,966	472,595
Vonage Holdings Corp.[a]	75,779	508,477

		981,072

Security	Shares	Value
ELECTRIC UTILITIES — 0.25%
Otter Tail Corp.	15,598	$616,121

		616,121
ELECTRICAL EQUIPMENT — 1.04%
Atkore International Group Inc.[a]	8,012	210,395
EnerSys	17,157	1,425,918
Generac Holdings Inc.[a]	24,799	872,181

		2,508,494
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.72%
Belden Inc.	16,662	1,161,341
Dolby Laboratories Inc. Class A	22,870	1,205,935
Fabrinet[a,b]	14,574	505,281
Knowles Corp.[a]	34,997	620,497
OSI Systems Inc.[a,b]	7,182	555,887
TTM Technologies Inc.[a,b]	33,283	556,825
Zebra Technologies Corp. Class Aa,b	20,876	1,967,980

		6,573,746
ENERGY EQUIPMENT & SERVICES — 0.95%
Forum Energy Technologies Inc.[a,b]	28,103	474,941
McDermott International Inc.[a]	95,242	622,883
U.S. Silica Holdings Inc.	28,831	1,196,486

		2,294,310
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 11.87%
American Assets Trust Inc.	16,121	690,462
Chesapeake Lodging Trust	23,687	552,144
Columbia Property Trust Inc.	48,405	1,089,113
Corporate Office Properties Trust[b]	38,961	1,275,583
Cousins Properties Inc.	165,267	1,403,117
DuPont Fabros Technology Inc.[b]	30,607	1,577,791
EastGroup Properties Inc.[b]	13,171	1,030,631
Education Realty Trust Inc.[b]	28,911	1,120,879
Empire State Realty Trust Inc. Class Ab	48,686	1,012,669
First Industrial Realty Trust Inc.	46,335	1,303,867
Gramercy Property Trust	55,550	1,543,734
Healthcare Realty Trust Inc.	45,986	1,508,341
LTC Properties Inc.	15,650	748,696
Monogram Residential Trust Inc.	65,753	669,366
National Health Investors Inc.[b]	15,737	1,151,476
Paramount Group Inc.	72,007	1,180,915
Pebblebrook Hotel Trust[b]	28,450	846,672

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Security	Shares	Value
Pennsylvania REIT[b]	27,930	$386,831
PS Business Parks Inc.	7,722	938,532
Ramco-Gershenson Properties Trust	31,300	417,229
Rayonier Inc.	48,570	1,370,645
RLJ Lodging Trust	49,251	1,058,404
Ryman Hospitality Properties Inc.	20,153	1,285,358
Sabra Health Care REIT Inc.[b]	25,759	700,387
STAG Industrial Inc.	32,369	853,247
Sunstone Hotel Investors Inc.	86,945	1,294,611
Washington REIT[b]	29,543	935,627
Xenia Hotels & Resorts Inc.	42,129	735,572

		28,681,899
FOOD & STAPLES RETAILING — 0.44%
Performance Food Group Co.[a]	27,742	690,776
Weis Markets Inc.	6,494	375,418

		1,066,194
FOOD PRODUCTS — 1.41%
AdvancePierre Foods Holdings Inc.	14,965	607,878
B&G Foods Inc.	26,273	1,103,466
Cal-Maine Foods Inc.[b]	11,772	444,393
Darling Ingredients Inc.[a]	65,130	985,417
Tootsie Roll Industries Inc.[b]	7,069	264,027

		3,405,181
GAS UTILITIES — 1.08%
ONE Gas Inc.	20,636	1,420,376
South Jersey Industries Inc.	31,410	1,178,503

		2,598,879
HEALTH CARE EQUIPMENT & SUPPLIES — 1.79%
Alere Inc.[a]	34,356	1,689,284
Haemonetics Corp.[a,b]	20,515	859,168
Hill-Rom Holdings Inc.	23,484	1,776,330

		4,324,782
HEALTH CARE PROVIDERS & SERVICES — 3.50%
Acadia Healthcare Co. Inc.[a,b]	30,077	1,310,756
AMN Healthcare Services Inc.[a]	18,828	769,124
Brookdale Senior Living Inc.[a,b]	73,575	955,739
Envision Healthcare Corp.[a]	46,363	2,597,719
HealthSouth Corp.	35,153	1,648,676
Premier Inc.[a]	20,007	676,236
Tenet Healthcare Corp.[a,b]	31,636	495,736

		8,453,986
HOTELS, RESTAURANTS & LEISURE — 3.20%
Belmond Ltd. Class Aa	33,463	414,941

Security	Shares	Value
Bloomin’ Brands Inc.	40,575	$880,072
Boyd Gaming Corp.[a]	32,526	737,690
Brinker International Inc.	19,282	852,072
Choice Hotels International Inc.	14,189	889,650
Cracker Barrel Old Country Store Inc.[b]	9,492	1,520,523
DineEquity Inc.	6,648	375,878
ILG Inc.	41,850	1,009,003
Marriott Vacations Worldwide Corp.	9,643	1,062,466

		7,742,295
HOUSEHOLD DURABLES — 0.74%
Helen of Troy Ltd.[a]	10,663	1,002,322
TRI Pointe Group Inc.[a]	62,583	779,158

		1,781,480
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.42%
Dynegy Inc.[a,b]	51,943	333,474
NRG Yield Inc. Class A	13,743	238,304
NRG Yield Inc. Class C	24,797	438,907

		1,010,685
INSURANCE — 1.82%
Kemper Corp.	19,205	755,717
National General Holdings Corp.	24,347	553,651
Navigators Group Inc. (The)	8,733	472,019
Primerica Inc.	17,525	1,468,595
RLI Corp.	15,120	865,166
Third Point Reinsurance Ltd.[a]	22,672	274,331

		4,389,479
INTERNET & DIRECT MARKETING RETAIL — 0.19%
HSN Inc.	12,608	465,235

		465,235
IT SERVICES — 3.49%
Blackhawk Network Holdings Inc.[a,b]	21,903	885,976
CACI International Inc. Class Aa	9,636	1,137,048
Convergys Corp.	37,266	838,858
CoreLogic Inc./U.S.[a]	33,329	1,424,481
CSG Systems International Inc.	12,957	486,017
DST Systems Inc.	12,460	1,533,951
Science Applications International Corp.	17,339	1,265,574
Sykes Enterprises Inc.[a]	15,606	465,215
Syntel Inc.[b]	10,940	192,653
TeleTech Holdings Inc.	6,233	194,781

		8,424,554

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Security	Shares	Value
LEISURE PRODUCTS — 0.39%
American Outdoor Brands Corp.[a,b]	22,271	$493,303
Vista Outdoor Inc.[a,b]	22,569	441,449

		934,752
LIFE SCIENCES TOOLS & SERVICES — 0.74%
Bio-Rad Laboratories Inc. Class Aa	8,209	1,791,696

		1,791,696
MACHINERY — 2.96%
Albany International Corp. Class A	11,411	556,286
Astec Industries Inc.	7,563	479,116
Barnes Group Inc.	19,790	1,087,856
EnPro Industries Inc.	8,446	596,710
Franklin Electric Co. Inc.	15,232	626,035
Hillenbrand Inc.	25,192	929,585
ITT Inc.	34,822	1,467,051
Mueller Industries Inc.	22,727	728,173
Watts Water Technologies Inc. Class A	10,974	682,583

		7,153,395
MARINE — 0.22%
Matson Inc.	17,021	539,566

		539,566
MEDIA — 2.63%
Cable One Inc.	1,853	1,263,486
John Wiley & Sons Inc. Class A	17,774	936,690
Liberty Media Corp.-Liberty Formula One Class Aa	8,676	294,203
Liberty Media Corp.-Liberty Formula One Class Ca,b	17,291	605,531
New York Times Co. (The) Class A	48,095	694,973
Nexstar Media Group Inc. Class A	17,221	1,188,249
Regal Entertainment Group Class A	41,341	912,396
Scholastic Corp.	10,627	459,405

		6,354,933
METALS & MINING — 1.48%
Carpenter Technology Corp.	18,436	748,502
Coeur Mining Inc.[a]	71,445	647,292
Hecla Mining Co.	155,936	849,851
Kaiser Aluminum Corp.	6,900	582,429
Worthington Industries Inc.	17,335	754,072

		3,582,146

Security	Shares	Value
MULTILINE RETAIL — 0.37%
Big Lots Inc.	17,611	$889,179

		889,179
OIL, GAS & CONSUMABLE FUELS — 0.94%
Laredo Petroleum Inc.[a]	55,362	711,955
SemGroup Corp. Class A	20,865	694,805
SM Energy Co.	38,625	872,539

		2,279,299
PAPER & FOREST PRODUCTS — 0.22%
Neenah Paper Inc.	6,639	520,166

		520,166
PERSONAL PRODUCTS — 0.50%
Nu Skin Enterprises Inc. Class A	19,534	1,078,863
Revlon Inc. Class Aa	4,605	119,500

		1,198,363
PHARMACEUTICALS — 2.85%
Akorn Inc.[a,b]	34,422	1,151,416
Catalent Inc.[a]	49,278	1,442,860
Horizon Pharma PLC[a]	63,767	980,736
Impax Laboratories Inc.[a]	29,142	409,445
Innoviva Inc.[a]	30,687	361,646
Medicines Co. (The)[a]	28,193	1,390,479
Nektar Therapeutics[a]	60,802	1,153,414

		6,889,996
PROFESSIONAL SERVICES — 0.97%
FTI Consulting Inc.[a]	16,294	563,610
Huron Consulting Group Inc.[a]	8,598	382,611
On Assignment Inc.[a]	19,143	991,033
TriNet Group Inc.[a]	13,841	406,925

		2,344,179
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.92%
Realogy Holdings Corp.	56,322	1,720,637
St. Joe Co. (The)[a,b]	29,300	512,750

		2,233,387
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.41%
Amkor Technology Inc.[a,b]	49,688	585,325
Cabot Microelectronics Corp.	9,875	773,706
Cypress Semiconductor Corp.	129,460	1,813,735
Entegris Inc.[a]	55,793	1,383,666
MKS Instruments Inc.	21,248	1,662,656
Versum Materials Inc.	42,935	1,374,779
Xperi Corp.	19,410	652,176

		8,246,043

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Security	Shares	Value
SOFTWARE — 0.35%
Progress Software Corp.	19,223	$571,308
Synchronoss Technologies Inc.[a]	16,913	270,608

		841,916
SPECIALTY RETAIL — 3.44%
Aaron’s Inc.	25,110	902,453
American Eagle Outfitters Inc.	67,612	952,653
Asbury Automotive Group Inc.[a,b]	7,432	454,838
Camping World Holdings Inc. Class A	4,657	143,995
Children’s Place Inc. (The)	7,130	818,524
CST Brands Inc.	29,897	1,443,726
DSW Inc. Class A	26,538	547,214
Genesco Inc.[a]	7,865	419,205
Office Depot Inc.	203,559	1,011,688
Party City Holdco Inc.[a,b]	9,542	152,672
RHa,b	13,761	660,115
Urban Outfitters Inc.[a,b]	34,850	797,368

		8,304,451
TEXTILES, APPAREL & LUXURY GOODS — 0.89%
G-III Apparel Group Ltd.[a]	17,356	411,337
Steven Madden Ltd.[a]	21,262	809,019
Wolverine World Wide Inc.	38,254	922,304

		2,142,660
THRIFTS & MORTGAGE FINANCE — 1.83%
BofI Holding Inc.[a,b]	22,832	545,456
Capitol Federal Financial Inc.	50,084	732,729
Essent Group Ltd.[a]	29,162	1,079,286
EverBank Financial Corp.	44,942	876,369
Washington Federal Inc.	35,279	1,188,902

		4,422,742
TRADING COMPANIES & DISTRIBUTORS — 1.15%
MSC Industrial Direct Co. Inc. Class A	17,712	1,585,755
Univar Inc.[a]	40,348	1,204,388

		2,790,143
WATER UTILITIES — 0.28%
California Water Service Group	18,929	675,765

		675,765

TOTAL COMMON STOCKS
(Cost: $205,630,321)		241,547,985

Security	Shares	Value
SHORT-TERM INVESTMENTS — 8.22%

MONEY MARKET FUNDS — 8.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	19,820,010	$19,827,938
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	23,943	23,943

		19,851,881

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,847,373)		19,851,881

TOTAL INVESTMENTS IN SECURITIES — 108.18%
(Cost: $225,477,694)[f]		261,399,866
Other Assets, Less Liabilities — (8.18)%		(19,756,116)

NET ASSETS — 100.00%		$241,643,750

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $227,513,880. Net unrealized appreciation was $33,885,986, of which $43,251,418 represented gross unrealized appreciation on securities and $9,365,432 represented gross unrealized depreciation on securities.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$241,547,985	$—	$—	$241,547,985
Money market funds	19,851,881	—	—	19,851,881

Total	$261,399,866	$—	$—	$261,399,866

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 100.33%

AEROSPACE & DEFENSE — 0.36%
DigitalGlobe Inc.[a]	13,029	$419,534

		419,534
AIR FREIGHT & LOGISTICS — 1.01%
Forward Air Corp.	6,331	336,619
XPO Logistics Inc.[a,b]	16,958	837,556

		1,174,175
AUTO COMPONENTS — 0.91%
Dorman Products Inc.[a,b]	6,357	528,584
LCI Industries	5,184	524,362

		1,052,946
BANKS — 3.11%
Eagle Bancorp. Inc.[a]	6,199	371,320
FCB Financial Holdings Inc. Class Aa	8,668	409,563
First Financial Bankshares Inc.	13,848	553,228
LegacyTexas Financial Group Inc.	8,724	329,854
Pinnacle Financial Partners Inc.	9,777	625,728
PrivateBancorp. Inc.	16,738	966,954
ServisFirst Bancshares Inc.	9,281	350,822

		3,607,469
BEVERAGES — 0.19%
National Beverage Corp.[b]	2,441	216,248

		216,248
BIOTECHNOLOGY — 6.90%
ACADIA Pharmaceuticals Inc.[a,b]	19,748	677,949
Agios Pharmaceuticals Inc.[a,b]	8,605	427,754
Exact Sciences Corp.[a]	23,123	693,921
Exelixis Inc.[a]	47,337	1,060,349
Halozyme Therapeutics Inc.[a,b]	23,592	328,872
Intercept Pharmaceuticals Inc.[a,b]	3,689	414,459
Intrexon Corp.[a,b]	12,664	263,918
Ionis Pharmaceuticals Inc.[a,b]	25,356	1,221,906
Ironwood Pharmaceuticals Inc.[a]	27,467	448,261
Kite Pharma Inc.[a,b]	10,205	837,626
Lexicon Pharmaceuticals Inc.[a,b]	9,608	149,981
Ligand Pharmaceuticals Inc.[a,b]	3,974	441,790
Ophthotech Corp.[a]	6,181	18,358
Puma Biotechnology Inc.[a,b]	5,860	237,916
Spark Therapeutics Inc.[a,b]	4,640	268,981
Ultragenyx Pharmaceutical Inc.[a]	8,039	517,631

		8,009,672

Security	Shares	Value
BUILDING PRODUCTS — 1.63%
AAON Inc.	8,268	$303,022
American Woodmark Corp.[a]	2,914	267,797
Masonite International Corp.[a,b]	6,281	522,579
Simpson Manufacturing Co. Inc.	8,482	353,784
Trex Co. Inc.[a,b]	6,142	449,533

		1,896,715
CAPITAL MARKETS — 1.42%
Cohen & Steers Inc.	4,230	168,777
Financial Engines Inc.	11,988	509,490
Interactive Brokers Group Inc. Class A	14,237	495,875
Morningstar Inc.	3,866	282,720
WisdomTree Investments Inc.	23,702	197,912

		1,654,774
CHEMICALS — 0.81%
Balchem Corp.	6,653	539,957
Quaker Chemical Corp.	2,781	402,133

		942,090
COMMERCIAL SERVICES & SUPPLIES — 0.83%
Healthcare Services Group Inc.	15,222	698,842
Mobile Mini Inc.	9,273	266,135

		964,977
COMMUNICATIONS EQUIPMENT — 1.97%
Acacia Communications Inc.[a,b]	2,826	129,544
Infinera Corp.[a,b]	30,661	304,157
InterDigital Inc./PA	7,175	645,033
Lumentum Holdings Inc.[a]	11,616	496,584
ViaSat Inc.[a,b]	11,077	709,260

		2,284,578
CONSTRUCTION & ENGINEERING — 0.71%
EMCOR Group Inc.	12,481	820,501

		820,501
CONSTRUCTION MATERIALS — 0.84%
Eagle Materials Inc.	10,125	971,696

		971,696
DISTRIBUTORS — 0.29%
Core-Mark Holding Co. Inc.	9,699	339,659

		339,659
DIVERSIFIED CONSUMER SERVICES — 0.65%
Grand Canyon Education Inc.[a]	9,982	750,247

		750,247

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.46%
ATN International Inc.	2,231	$154,363
Cogent Communications Holdings Inc.	8,574	385,830

		540,193
ELECTRICAL EQUIPMENT — 0.28%
AZZ Inc.	5,435	320,937

		320,937
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.68%
Coherent Inc.[a,b]	5,136	1,107,322
II-VI Inc.[a]	11,398	377,844
Itron Inc.[a]	6,983	452,847
Littelfuse Inc.	4,732	729,438
National Instruments Corp.	22,208	775,281
Universal Display Corp.[b]	9,331	833,725

		4,276,457
ENERGY EQUIPMENT & SERVICES — 0.49%
Dril-Quip Inc.[a,b]	7,917	408,121
Fairmount Santrol Holdings Inc.[a,b]	31,740	163,779

		571,900
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.82%
Acadia Realty Trust	17,738	515,821
Alexander’s Inc.	738	320,890
Apple Hospitality REIT Inc.[b]	32,682	612,134
Colony NorthStar Inc. Class A	116,074	1,517,087
Colony Starwood Homes[b]	20,293	701,529
CoreSite Realty Corp.	7,092	693,952
CyrusOne Inc.	16,351	893,419
Global Net Lease Inc.	11,943	282,213
Hudson Pacific Properties Inc.[b]	32,378	1,112,508
Kite Realty Group Trust	17,495	356,198
Physicians Realty Trust	31,655	621,704
QTS Realty Trust Inc. Class A	10,016	535,255
Retail Opportunity Investments Corp.[b]	22,888	471,493
Rexford Industrial Realty Inc.	13,951	347,938
Saul Centers Inc.[b]	2,468	148,203
Tanger Factory Outlet Centers Inc.	20,121	627,574
Urban Edge Properties[b]	19,218	490,059

		10,247,977
FOOD & STAPLES RETAILING — 0.87%
PriceSmart Inc.	4,775	415,186

Security	Shares	Value
Sprouts Farmers Market Inc.[a,b]	26,812	$598,176

		1,013,362
FOOD PRODUCTS — 1.40%
Amplify Snack Brands Inc.[a,b]	6,314	56,826
J&J Snack Foods Corp.	3,128	420,966
Lancaster Colony Corp.	4,071	512,539
Snyder’s-Lance Inc.	17,917	631,754

		1,622,085
HEALTH CARE EQUIPMENT & SUPPLIES — 6.05%
Cantel Medical Corp.	7,589	564,698
Globus Medical Inc. Class Aa	15,063	456,861
ICU Medical Inc.[a,b]	3,103	477,241
Insulet Corp.[a,b]	12,026	522,049
Integra LifeSciences Holdings Corp.[a,b]	12,518	575,452
Masimo Corp.[a]	9,385	964,215
Natus Medical Inc.[a]	6,883	240,905
Neogen Corp.[a]	7,952	495,648
Nevro Corp.[a]	4,767	449,147
NuVasive Inc.[a]	10,579	767,083
NxStage Medical Inc.[a]	12,476	372,908
Penumbra Inc.[a,b]	5,672	484,672
Wright Medical Group NVa	21,661	658,278

		7,029,157
HEALTH CARE PROVIDERS & SERVICES — 1.73%
Amedisys Inc.[a,b]	5,841	316,582
Chemed Corp.	3,412	687,109
Diplomat Pharmacy Inc.[a,b]	9,088	141,773
HealthEquity Inc.[a]	9,200	418,784
Molina Healthcare Inc.[a]	8,913	443,778

		2,008,026
HEALTH CARE TECHNOLOGY — 2.52%
Allscripts Healthcare Solutions Inc.[a]	37,801	452,478
Cotiviti Holdings Inc.[a]	4,941	206,484
HMS Holdings Corp.[a]	17,497	358,164
Medidata Solutions Inc.[a]	11,462	749,959
Veeva Systems Inc.[a,b]	21,520	1,153,902

		2,920,987
HOTELS, RESTAURANTS & LEISURE — 4.43%
Buffalo Wild Wings Inc.[a]	3,591	565,762
Cheesecake Factory Inc. (The)	9,276	595,148
Churchill Downs Inc.	2,581	430,511
Dave & Buster’s Entertainment Inc.[a,b]	7,840	501,838

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
Hyatt Hotels Corp. Class Aa	8,316	$461,538
Jack in the Box Inc.	6,614	674,430
Papa John’s International Inc.	5,542	438,151
Sonic Corp.	9,200	247,296
Texas Roadhouse Inc.	13,453	630,677
Wendy’s Co. (The)	40,333	594,508

		5,139,859
HOUSEHOLD DURABLES — 1.03%
iRobot Corp.[a]	5,706	454,996
La-Z-Boy Inc.	10,223	285,222
Tempur Sealy International Inc.[a,b]	9,801	460,157

		1,200,375
HOUSEHOLD PRODUCTS — 0.27%
WD-40 Co.	2,956	309,937

		309,937
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.64%
Ormat Technologies Inc.	7,343	433,678
Pattern Energy Group Inc.	13,921	306,540

		740,218
INSURANCE — 0.38%
Enstar Group Ltd.[a]	2,243	436,936

		436,936
INTERNET & DIRECT MARKETING RETAIL — 1.03%
Etsy Inc.[a]	20,087	216,136
Groupon Inc.[a]	82,393	322,981
Shutterfly Inc.[a,b]	7,047	365,739
Wayfair Inc. Class Aa,b	6,380	291,630

		1,196,486
INTERNET SOFTWARE & SERVICES — 6.52%
2U Inc.[a,b]	8,672	393,709
Alarm.com Holdings Inc.[a]	2,679	87,362
Cimpress NVa	6,122	502,494
Cornerstone OnDemand Inc.[a]	10,590	415,975
Envestnet Inc.[a]	9,016	313,757
GoDaddy Inc. Class Aa,b	10,571	411,423
GrubHub Inc.[a,b]	17,896	769,170
j2 Global Inc.	10,073	908,988
LogMeIn Inc.	10,998	1,242,774
New Relic Inc.[a]	6,632	265,147
NIC Inc.	12,991	277,358
Nutanix Inc. Class Aa	3,814	57,935
Pandora Media Inc.[a,b]	48,863	530,164
Shutterstock Inc.[a]	3,976	171,882

Security	Shares	Value
Stamps.com Inc.[a,b]	3,281	$348,278
WebMD Health Corp.[a,b]	7,902	428,525
Yelp Inc.[a]	12,651	447,972

		7,572,913
IT SERVICES — 2.63%
Acxiom Corp.[a]	16,347	472,428
Black Knight Financial Services Inc. Class Aa,b	4,919	203,647
Cardtronics PLC Class Aa	9,542	396,756
EPAM Systems Inc.[a]	9,405	724,185
ExlService Holdings Inc.[a]	7,015	334,686
MAXIMUS Inc.	13,554	826,658
Square Inc. Class Aa	5,234	95,468

		3,053,828
LIFE SCIENCES TOOLS & SERVICES — 3.76%
Bio-Techne Corp.	7,803	835,545
Bruker Corp.	22,170	540,726
Cambrex Corp.[a]	6,774	402,037
Charles River Laboratories International Inc.[a]	9,910	888,927
INC Research Holdings Inc.[a]	11,228	505,260
PAREXEL International Corp.[a]	10,652	679,917
PRA Health Sciences Inc.[a]	8,102	518,204

		4,370,616
MACHINERY — 2.19%
John Bean Technologies Corp.	6,577	583,051
Mueller Water Products Inc. Class A	33,869	381,026
Proto Labs Inc.[a]	5,111	296,438
RBC Bearings Inc.[a]	5,024	503,907
Woodward Inc.	11,562	782,401

		2,546,823
MEDIA — 1.60%
IMAX Corp.[a,b]	11,943	364,262
Lions Gate Entertainment Corp. Class A	12,391	324,272
Lions Gate Entertainment Corp. Class Ba	23,095	550,816
Madison Square Garden Co. (The)[a]	3,052	615,802

		1,855,152
METALS & MINING — 0.39%
Stillwater Mining Co.[a,b]	25,218	453,420

		453,420

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
MULTILINE RETAIL — 0.33%
Ollie’s Bargain Outlet Holdings Inc.[a]	10,027	$384,034

		384,034
OIL, GAS & CONSUMABLE FUELS — 2.67%
Callon Petroleum Co.[a]	42,100	498,464
Carrizo Oil & Gas Inc.[a,b]	12,821	322,448
Extraction Oil & Gas Inc.[a,b]	8,654	135,435
Gulfport Energy Corp.[a]	33,261	528,185
Kosmos Energy Ltd.[a]	39,680	238,477
Matador Resources Co.[a,b]	19,378	420,115
PDC Energy Inc.[a,b]	11,685	645,363
SRC Energy Inc.[a]	42,023	316,853

		3,105,340
PERSONAL PRODUCTS — 0.21%
elf Beauty Inc.[a]	4,181	113,932
USANA Health Sciences Inc.[a,b]	2,196	124,843

		238,775
PHARMACEUTICALS — 1.16%
Depomed Inc.[a,b]	13,004	155,918
Pacira Pharmaceuticals Inc./DEa	7,832	380,243
Prestige Brands Holdings Inc.[a]	11,064	635,184
TherapeuticsMD Inc.[a,b]	33,756	172,156

		1,343,501
PROFESSIONAL SERVICES — 1.45%
Advisory Board Co. (The)[a]	8,407	429,597
Exponent Inc.	5,360	327,764
Insperity Inc.	3,914	357,544
WageWorks Inc.[a]	7,726	570,179

		1,685,084
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.72%
Alexander & Baldwin Inc.	9,662	444,549
Kennedy-Wilson Holdings Inc.	19,465	397,086

		841,635
ROAD & RAIL — 1.21%
Heartland Express Inc.	9,070	182,489
Knight Transportation Inc.	13,961	478,862
Landstar System Inc.	8,734	746,320

		1,407,671
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.75%
Advanced Energy Industries Inc.[a,b]	8,304	612,835
Ambarella Inc.[a,b]	6,934	389,829
Cavium Inc.[a,b]	14,015	964,933
Cirrus Logic Inc.[a]	13,433	864,414

Security	Shares	Value
Cree Inc.[a]	20,398	$446,308
Inphi Corp.[a,b]	7,855	325,354
Integrated Device Technology Inc.[a]	27,892	669,129
MACOM Technology Solutions Holdings Inc.[a,b]	7,283	355,993
Monolithic Power Systems Inc.	7,919	724,589
Power Integrations Inc.	6,160	406,252
Rambus Inc.[a]	23,282	291,491
Silicon Laboratories Inc.[a]	8,761	623,345

		6,674,472
SOFTWARE — 9.94%
8x8 Inc.[a]	19,042	277,061
ACI Worldwide Inc.[a,b]	24,562	527,837
Blackbaud Inc.	9,939	799,195
BroadSoft Inc.[a,b]	6,381	245,030
CommVault Systems Inc.[a]	8,779	442,900
Ebix Inc.	4,538	279,995
Ellie Mae Inc.[a]	7,061	718,527
Fair Isaac Corp.	6,495	879,942
FireEye Inc.[a,b]	31,889	398,931
Gigamon Inc.[a]	6,431	203,863
HubSpot Inc.[a,b]	6,512	436,630
Imperva Inc.[a]	6,052	269,011
MicroStrategy Inc. Class Aa	1,963	373,304
Paycom Software Inc.[a,b]	8,347	502,907
Paylocity Holding Corp.[a,b]	5,063	199,685
Pegasystems Inc.	7,512	342,172
Proofpoint Inc.[a,b]	9,051	682,174
Qualys Inc.[a]	6,167	236,813
RealPage Inc.[a]	11,122	412,070
RingCentral Inc. Class Aa	12,664	404,615
Tableau Software Inc. Class Aa	12,073	648,079
Take-Two Interactive Software Inc.[a]	21,220	1,333,677
Zendesk Inc.[a]	15,573	447,724
Zynga Inc. Class Aa,b	164,831	476,361

		11,538,503
SPECIALTY RETAIL — 0.79%
Five Below Inc.[a]	11,493	564,536
Monro Muffler Brake Inc.	6,820	353,617

		918,153
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.69%
3D Systems Corp.[a,b]	22,513	356,381
Electronics For Imaging Inc.[a]	9,723	445,119

		801,500

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2017

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 1.01%
Kate Spade & Co.[a]	26,866	$467,468
Skechers U.S.A. Inc. Class Aa	27,966	706,142

		1,173,610
THRIFTS & MORTGAGE FINANCE — 0.23%
Kearny Financial Corp./MD	18,478	269,779

		269,779
TOBACCO — 0.39%
Vector Group Ltd.	20,614	447,736

		447,736
TRADING COMPANIES & DISTRIBUTORS — 0.72%
Beacon Roofing Supply Inc.[a]	12,557	622,450
SiteOne Landscape Supply Inc.[a,b]	4,554	217,727

		840,177
WIRELESS TELECOMMUNICATION SERVICES — 0.26%
Shenandoah Telecommunications Co.	9,628	308,096

		308,096

TOTAL COMMON STOCKS
(Cost: $97,412,088)		116,510,991

Security	Shares	Value
SHORT-TERM INVESTMENTS — 20.89%

MONEY MARKET FUNDS — 20.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	23,737,327	$23,746,822
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	506,942	506,942

		24,253,764

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,245,689)		24,253,764

TOTAL INVESTMENTS IN SECURITIES — 121.22%
(Cost: $121,657,777)[f]		140,764,755
Other Assets, Less Liabilities — (21.22)%		(24,639,442)

NET ASSETS — 100.00%		$116,125,313

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $123,185,895. Net unrealized appreciation was $17,578,860, of which $24,336,987 represented gross unrealized appreciation on securities and $6,758,127 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$116,510,991	$—	$—	$116,510,991
Money market funds	24,253,764	—	—	24,253,764

Total	$140,764,755	$—	$—	$140,764,755

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 1.71%
Esterline Technologies Corp.[a]	26,006	$2,378,249
KLX Inc.[a]	45,762	2,164,542
Moog Inc. Class Aa	28,277	1,941,216
Triumph Group Inc.	43,528	1,140,434
Wesco Aircraft Holdings Inc.[a,b]	51,931	630,962

		8,255,403
AUTO COMPONENTS — 1.50%
American Axle & Manufacturing Holdings Inc.[a,b]	72,433	1,274,097
Cooper Tire & Rubber Co.	46,197	1,769,345
Cooper-Standard Holding Inc.[a]	15,500	1,752,585
Dana Inc.	125,512	2,437,443

		7,233,470
BANKS — 10.24%
Associated Banc-Corp.	132,771	3,305,998
BancorpSouth Inc.	74,336	2,263,531
Chemical Financial Corp.	62,167	2,949,824
First Financial Bancorp.	54,385	1,503,745
FNB Corp./PA	280,170	3,989,621
Fulton Financial Corp.	151,728	2,799,382
Hancock Holding Co.	73,433	3,429,321
Hilltop Holdings Inc.	67,844	1,886,742
International Bancshares Corp.	50,610	1,892,814
NBT Bancorp. Inc.	38,139	1,456,147
Old National Bancorp./IN	118,549	1,991,623
Park National Corp.	11,399	1,201,797
Popular Inc.	90,765	3,803,961
TCF Financial Corp.	148,864	2,457,745
Trustmark Corp.	58,991	1,959,681
Umpqua Holdings Corp.	192,033	3,393,223
United Bankshares Inc./WVb	91,098	3,634,810
Valley National Bancorp.	229,940	2,704,094
WesBanco Inc.	35,442	1,410,946
Westamerica Bancorp.	23,028	1,267,001

		49,302,006
BIOTECHNOLOGY — 0.82%
Alder Biopharmaceuticals Inc.[a,b]	38,572	773,368
Bluebird Bio Inc.[a,b]	35,743	3,179,340

		3,952,708
CAPITAL MARKETS — 1.78%
Artisan Partners Asset Management Inc.	40,987	1,200,919

Security	Shares	Value
BGC Partners Inc. Class A	193,219	$2,198,832
KCG Holdings Inc. Class Aa	51,880	1,032,412
Legg Mason Inc.	75,894	2,836,918
Waddell & Reed Financial Inc. Class A	72,486	1,304,023

		8,573,104
CHEMICALS — 0.54%
Platform Specialty Products Corp.[a,b]	184,445	2,613,586

		2,613,586
COMMERCIAL SERVICES & SUPPLIES — 1.81%
Advanced Disposal Services Inc.[a]	17,991	427,826
Brady Corp. Class A	41,804	1,628,266
Clean Harbors Inc.[a]	45,629	2,651,501
Pitney Bowes Inc.	162,450	2,158,960
RR Donnelley & Sons Co.	61,874	777,756
West Corp.	41,053	1,095,705

		8,740,014
COMMUNICATIONS EQUIPMENT — 1.36%
Ciena Corp.[a,b]	123,666	2,833,188
EchoStar Corp. Class Aa	40,646	2,339,584
NETGEAR Inc.[a,b]	28,933	1,364,191

		6,536,963
CONSTRUCTION & ENGINEERING — 1.44%
Chicago Bridge & Iron Co. NV	87,603	2,635,098
KBR Inc.	125,096	1,757,599
MasTec Inc.[a]	57,443	2,536,109

		6,928,806
CONSUMER FINANCE — 1.41%
Nelnet Inc. Class A	17,101	769,716
PRA Group Inc.[a,b]	40,761	1,312,504
SLM Corp.[a]	373,968	4,689,559

		6,771,779
CONTAINERS & PACKAGING — 1.33%
Greif Inc. Class A	22,662	1,328,446
Owens-Illinois Inc.[a]	141,357	3,084,410
Silgan Holdings Inc.	32,838	1,990,640

		6,403,496
DIVERSIFIED CONSUMER SERVICES — 1.12%
DeVry Education Group Inc.	50,220	1,900,827
Graham Holdings Co. Class B	4,075	2,451,927
Houghton Mifflin Harcourt Co.[a,b]	89,985	1,034,828

		5,387,582

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
ELECTRIC UTILITIES — 3.36%
ALLETE Inc.	43,803	$3,062,268
El Paso Electric Co.	35,569	1,835,360
Hawaiian Electric Industries Inc.	95,107	3,187,987
MGE Energy Inc.	30,407	1,955,170
PNM Resources Inc.	69,719	2,597,033
Portland General Electric Co.	77,751	3,525,230

		16,163,048
ELECTRICAL EQUIPMENT — 0.64%
Regal Beloit Corp.	39,184	3,089,658

		3,089,658
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.92%
Anixter International Inc.[a]	24,974	2,036,630
AVX Corp.	40,030	676,907
Fitbit Inc. Class Aa,b	132,602	758,483
Plexus Corp.[a,b]	29,511	1,534,277
Sanmina Corp.[a]	65,067	2,423,746
Tech Data Corp.[a]	30,268	2,895,134
VeriFone Systems Inc.[a,b]	97,904	1,815,140
Vishay Intertechnology Inc.[b]	117,537	1,921,730

		14,062,047
ENERGY EQUIPMENT & SERVICES — 3.37%
Diamond Offshore Drilling Inc.[a,b]	56,878	820,181
Ensco PLC Class A	265,566	2,095,316
Frank’s International NVb	43,524	396,068
Nabors Industries Ltd.	249,655	2,581,433
Noble Corp. PLC	214,752	1,030,810
Oceaneering International Inc.	85,887	2,266,558
Oil States International Inc.[a,b]	45,103	1,341,814
Patterson-UTI Energy Inc.	145,489	3,149,109
RPC Inc.[b]	51,770	940,661
Superior Energy Services Inc.[a]	133,776	1,616,014

		16,237,964
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.23%
Brandywine Realty Trust[b]	152,638	2,590,267
Care Capital Properties Inc.	73,220	1,967,421
CBL & Associates Properties Inc.[b]	149,770	1,385,372
CoreCivic Inc.	102,693	3,537,774
DiamondRock Hospitality Co.	175,207	1,929,029
Equity Commonwealth[a]	108,124	3,458,887
GEO Group Inc. (The)	107,082	3,567,972
Government Properties Income Trust	56,412	1,202,704

Security	Shares	Value
LaSalle Hotel Properties	98,922	$2,825,212
Lexington Realty Trust	189,322	1,925,405
Mack-Cali Realty Corp.[b]	78,301	2,118,042
Outfront Media Inc.[b]	121,161	3,169,572
Piedmont Office Realty Trust Inc. Class Ab	126,649	2,767,281
Potlatch Corp.	35,551	1,601,573
Retail Properties of America Inc. Class A	206,416	2,753,589
Select Income REIT	55,748	1,397,045
Washington Prime Group Inc.[b]	162,603	1,430,906

		39,628,051
FOOD & STAPLES RETAILING — 0.58%
SUPERVALU Inc.[a]	235,722	966,460
United Natural Foods Inc.[a,b]	44,386	1,843,351

		2,809,811
FOOD PRODUCTS — 1.97%
Dean Foods Co.	79,572	1,570,751
Flowers Foods Inc.	160,215	3,141,816
Fresh Del Monte Produce Inc.	28,800	1,765,440
Sanderson Farms Inc.	17,514	2,027,771
Seaboard Corp.	237	1,003,461

		9,509,239
GAS UTILITIES — 3.00%
New Jersey Resources Corp.	75,543	3,048,160
Northwest Natural Gas Co.	25,079	1,494,709
Southwest Gas Holdings Inc.	41,591	3,483,662
Spire Inc.	40,047	2,745,222
WGL Holdings Inc.	44,792	3,693,548

		14,465,301
HEALTH CARE EQUIPMENT & SUPPLIES — 0.34%
Halyard Health Inc.[a]	40,973	1,618,434

		1,618,434
HEALTH CARE PROVIDERS & SERVICES — 1.40%
LifePoint Health Inc.[a,b]	35,011	2,175,934
Magellan Health Inc.[a]	20,693	1,423,678
Owens & Minor Inc.	53,565	1,856,027
Select Medical Holdings Corp.[a]	94,561	1,300,214

		6,755,853
HOTELS, RESTAURANTS & LEISURE — 0.78%
Extended Stay America Inc.	98,532	1,718,398
La Quinta Holdings Inc.[a]	69,905	986,360
SeaWorld Entertainment Inc.	58,727	1,029,484

		3,734,242

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 1.62%
GoPro Inc. Class Aa,b	87,525	$722,081
KB Home	73,043	1,504,686
MDC Holdings Inc.	36,296	1,125,539
Meritage Homes Corp.[a]	33,115	1,289,829
Tupperware Brands Corp.	44,338	3,183,912

		7,826,047
HOUSEHOLD PRODUCTS — 1.17%
Energizer Holdings Inc.	54,175	3,208,785
HRG Group Inc.[a]	120,383	2,408,864

		5,617,649
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.97%
NRG Energy Inc.	276,056	4,665,346

		4,665,346
INSURANCE — 5.90%
Allied World Assurance Co. Holdings AG	76,179	4,044,343
American Equity Investment Life Holding Co.	65,615	1,556,388
American National Insurance Co.	7,108	831,067
Argo Group International Holdings Ltd.	26,291	1,733,891
Aspen Insurance Holdings Ltd.	52,271	2,736,387
CNO Financial Group Inc.	135,410	2,853,089
FBL Financial Group Inc. Class A	8,845	588,193
Fidelity & Guaranty Life[b]	10,174	289,450
Genworth Financial Inc. Class Aa	401,257	1,621,078
Hanover Insurance Group Inc. (The)	37,205	3,284,085
Horace Mann Educators Corp.	35,463	1,370,645
Mercury General Corp.	31,938	1,963,868
ProAssurance Corp.	45,949	2,844,243
Selective Insurance Group Inc.	50,971	2,691,269

		28,407,996
INTERNET & DIRECT MARKETING RETAIL — 0.19%
Liberty TripAdvisor Holdings Inc. Class Aa	63,423	932,318

		932,318
IT SERVICES — 1.12%
NeuStar Inc. Class Aa	19,092	633,854
Teradata Corp.[a,b]	114,071	3,328,592
Travelport Worldwide Ltd.	109,019	1,435,780

		5,398,226

Security	Shares	Value
LEISURE PRODUCTS — 0.20%
Sturm Ruger & Co. Inc.[b]	15,953	$964,359

		964,359
LIFE SCIENCES TOOLS & SERVICES — 0.44%
VWR Corp.[a]	74,978	2,118,878

		2,118,878
MACHINERY — 5.88%
Actuant Corp. Class A	51,873	1,416,133
Crane Co.	43,815	3,501,256
Kennametal Inc.	70,222	2,919,831
Navistar International Corp.[a,b]	56,775	1,527,815
Oshkosh Corp.	65,025	4,512,085
Rexnord Corp.[a,b]	90,123	2,199,001
Terex Corp.	92,293	3,228,409
Timken Co. (The)	60,840	2,935,530
Trinity Industries Inc.	133,122	3,580,982
Welbilt Inc.[a,b]	120,710	2,474,555

		28,295,597
MARINE — 0.69%
Kirby Corp.[a,b]	47,100	3,325,260

		3,325,260
MEDIA — 2.28%
AMC Networks Inc. Class Aa,b	49,027	2,925,931
Meredith Corp.	31,881	1,866,633
Sinclair Broadcast Group Inc. Class A	63,917	2,521,526
Time Inc.	86,901	1,320,895
Tribune Media Co. Class A	64,180	2,346,421

		10,981,406
METALS & MINING — 2.55%
AK Steel Holding Corp.[a]	276,190	1,751,045
Allegheny Technologies Inc.	95,274	1,748,278
Cliffs Natural Resources Inc.[a]	229,993	1,545,553
Commercial Metals Co.	101,322	1,888,642
Compass Minerals International Inc.	29,639	1,956,174
U.S. Steel Corp.	152,295	3,399,224

		12,288,916
MORTGAGE REAL ESTATE INVESTMENT — 4.16%
Apollo Commercial Real Estate Finance Inc.	69,032	1,331,627
Blackstone Mortgage Trust Inc. Class A	82,999	2,563,009
Chimera Investment Corp.	156,051	3,177,198

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
CYS Investments Inc.	133,150	$1,135,770
Invesco Mortgage Capital Inc.	97,944	1,597,467
MFA Financial Inc.	326,501	2,713,223
New Residential Investment Corp.[b]	268,586	4,477,329
Two Harbors Investment Corp.	302,962	3,026,590

		20,022,213
MULTI-UTILITIES — 1.65%
Avista Corp.	56,049	2,261,016
Black Hills Corp.	46,692	3,175,990
NorthWestern Corp.	42,146	2,519,488

		7,956,494
MULTILINE RETAIL — 0.63%
Dillard’s Inc. Class A	20,750	1,148,927
JC Penney Co. Inc.[a,b]	270,507	1,455,328
Sears Holdings Corp.[a,b]	42,865	438,080

		3,042,335
OIL, GAS & CONSUMABLE FUELS — 3.76%
CONSOL Energy Inc.[a]	154,731	2,348,817
CVR Energy Inc.	14,074	308,080
Oasis Petroleum Inc.[a,b]	207,886	2,482,159
PBF Energy Inc.	95,560	2,132,899
Western Refining Inc.	69,477	2,396,262
Whiting Petroleum Corp.[a]	244,774	2,031,624
World Fuel Services Corp.	61,258	2,256,132
WPX Energy Inc.[a]	346,367	4,132,158

		18,088,131
PAPER & FOREST PRODUCTS — 1.46%
Domtar Corp.	54,547	2,162,788
KapStone Paper and Packaging Corp.	76,678	1,617,139
Louisiana-Pacific Corp.[a]	125,774	3,237,423

		7,017,350
PERSONAL PRODUCTS — 0.39%
Avon Products Inc.[a]	383,686	1,860,877

		1,860,877
PROFESSIONAL SERVICES — 0.34%
Korn/Ferry International	50,321	1,630,400

		1,630,400
ROAD & RAIL — 1.29%
Avis Budget Group Inc.[a]	74,943	2,285,762
Hertz Global Holdings Inc.[a,b]	63,629	1,049,242
Swift Transportation Co.[a]	72,959	1,793,332
Werner Enterprises Inc.	39,298	1,072,835

		6,201,171

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.76%
Semtech Corp.[a]	57,204	$1,953,516
Synaptics Inc.[a,b]	31,057	1,700,992

		3,654,508
SOFTWARE — 0.88%
TiVo Corp.	105,805	2,089,649
Verint Systems Inc.[a]	54,902	2,157,648

		4,247,297
SPECIALTY RETAIL — 2.30%
Chico’s FAS Inc.	113,212	1,564,590
GameStop Corp. Class A	89,147	2,022,746
Group 1 Automotive Inc.	17,460	1,203,867
Guess? Inc.	54,615	609,503
Lithia Motors Inc. Class A	20,839	1,991,167
Murphy USA Inc.[a,b]	30,381	2,113,606
Penske Automotive Group Inc.	32,882	1,568,800

		11,074,279
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.56%
Diebold Nixdorf Inc.	66,139	1,865,120
Super Micro Computer Inc.[a,b]	33,193	809,909

		2,675,029
TEXTILES, APPAREL & LUXURY GOODS — 0.48%
Deckers Outdoor Corp.[a,b]	28,050	1,671,500
Fossil Group Inc.[a,b]	37,128	640,458

		2,311,958
THRIFTS & MORTGAGE FINANCE — 2.43%
Astoria Financial Corp.	79,824	1,627,612
Flagstar Bancorp. Inc.[a]	18,154	530,823
MGIC Investment Corp.[a]	296,893	3,129,252
Nationstar Mortgage Holdings Inc.[a,b]	28,584	460,488
Northwest Bancshares Inc.	89,472	1,444,078
Provident Financial Services Inc.	53,178	1,366,143
Radian Group Inc.[b]	186,876	3,154,467

		11,712,863
TOBACCO — 0.34%
Universal Corp./VA	22,136	1,625,889

		1,625,889
TRADING COMPANIES & DISTRIBUTORS — 2.89%
Air Lease Corp.	83,657	3,190,678
Aircastle Ltd.	49,097	1,159,671
Applied Industrial Technologies Inc.	33,979	2,174,656

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2017

Security	Shares	Value
GATX Corp.	34,338	$2,056,846
MRC Global Inc.[a]	83,334	1,519,179
NOW Inc.[a]	94,372	1,605,268
WESCO International Inc.[a]	36,704	2,237,109

		13,943,407
WATER UTILITIES — 0.30%
American States Water Co.	32,111	1,429,582

		1,429,582
WIRELESS TELECOMMUNICATION SERVICES — 0.56%
Telephone & Data Systems Inc.	81,636	2,241,725
U.S. Cellular Corp.[a]	11,984	469,533

		2,711,258

TOTAL COMMON STOCKS (Cost: $425,272,543)		480,799,604

SHORT-TERM INVESTMENTS — 7.09%

MONEY MARKET FUNDS — 7.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	33,502,189	33,515,589

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	611,204	$611,204

		34,126,793

TOTAL SHORT-TERM INVESTMENTS (Cost: $34,116,174)		34,126,793

TOTAL INVESTMENTS IN SECURITIES — 106.93% (Cost: $459,388,717)[f]		514,926,397
Other Assets, Less Liabilities — (6.93)%		(33,375,088)

NET ASSETS — 100.00%		$481,551,309

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $466,146,084. Net unrealized appreciation was $48,780,313, of which $77,565,674 represented gross unrealized appreciation on securities and $28,785,361 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended April 30, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
PennyMac Mortgage Investment Trust	53,341	2,067	(55,408)	—	$—	$—	$(480,967)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$480,799,604	$—	$—	$480,799,604
Money market funds	34,126,793	—	—	34,126,793

Total	$514,926,397	$—	$—	$514,926,397

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2017

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$662,571,395	$519,260,553	$334,241,968
Affiliated (Note 2)	892,050	11,099,648	3,154,669

Total cost of investments	$663,463,445	$530,360,201	$337,396,637

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$813,570,127	$722,428,598	$376,068,177
Affiliated (Note 2)	892,050	12,270,814	4,458,992

Total fair value of investments	814,462,177	734,699,412	380,527,169
Cash	27,272	41	—
Receivables:
Dividends and interest	462,798	415,032	778,191

Total Assets	814,952,247	735,114,485	381,305,360

LIABILITIES
Payables:
Investment securities purchased	—	—	959,427
Collateral for securities on loan (Note 1)	387,564	5,942,908	—
Investment advisory fees (Note 2)	131,468	145,451	78,103

Total Liabilities	519,032	6,088,359	1,037,530

NET ASSETS	$814,433,215	$729,026,126	$380,267,830

Net assets consist of:
Paid-in capital	$692,313,492	$599,826,459	$379,372,448
Undistributed net investment income	735,724	245,452	745,887
Accumulated net realized loss	(29,614,733)	(75,384,996)	(42,981,037)
Net unrealized appreciation	150,998,732	204,339,211	43,130,532

NET ASSETS	$814,433,215	$729,026,126	$380,267,830

Shares outstanding[b]	5,700,000	5,350,000	4,000,000

Net asset value per share	$142.88	$136.27	$95.07

[a]	Securities on loan with values of $378,747, $5,813,997 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$644,447,494	$164,995,845	$338,434,996
Affiliated (Note 2)	33,999,245	14,021,332	15,825,248

Total cost of investments	$678,446,739	$179,017,177	$354,260,244

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$746,681,058	$212,598,768	$384,196,931
Affiliated (Note 2)	34,003,135	14,025,119	15,825,801

Total fair value of investments	780,684,193	226,623,887	400,022,732
Cash	49,755	—	—
Receivables:
Investment securities sold	—	—	140,810
Dividends and interest	395,427	66,807	263,605

Total Assets	781,129,375	226,690,694	400,427,147

LIABILITIES
Payables:
Investment securities purchased	—	—	156,062
Collateral for securities on loan (Note 1)	33,370,877	13,867,657	15,652,787
Due to custodian	—	99	—
Investment advisory fees (Note 2)	151,618	50,085	94,355

Total Liabilities	33,522,495	13,917,841	15,903,204

NET ASSETS	$747,606,880	$212,772,853	$384,523,943

Net assets consist of:
Paid-in capital	$679,693,026	$244,457,232	$354,597,198
Accumulated net realized loss	(34,323,600)	(79,291,089)	(15,835,743)
Net unrealized appreciation	102,237,454	47,606,710	45,762,488

NET ASSETS	$747,606,880	$212,772,853	$384,523,943

Shares outstanding[b]	4,450,000	1,200,000	2,600,000

Net asset value per share	$168.00	$177.31	$147.89

[a]	Securities on loan with values of $31,770,069, $13,406,152 and $15,123,857, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$205,630,321	$97,412,088	$425,272,543
Affiliated (Note 2)	19,847,373	24,245,689	34,116,174

Total cost of investments	$225,477,694	$121,657,777	$459,388,717

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$241,547,985	$116,510,991	$480,799,604
Affiliated (Note 2)	19,851,881	24,253,764	34,126,793

Total fair value of investments	261,399,866	140,764,755	514,926,397
Receivables:
Investment securities sold	—	91,069	—
Dividends and interest	114,677	26,562	246,931

Total Assets	261,514,543	140,882,386	515,173,328

LIABILITIES
Payables:
Investment securities purchased	—	992,410	—
Collateral for securities on loan (Note 1)	19,820,573	23,736,591	33,503,663
Investment advisory fees (Note 2)	50,220	28,072	118,356

Total Liabilities	19,870,793	24,757,073	33,622,019

NET ASSETS	$241,643,750	$116,125,313	$481,551,309

Net assets consist of:
Paid-in capital	$223,402,485	$105,959,829	$453,096,435
Distributions in excess of net investment income	—	—	(49,562)
Accumulated net realized loss	(17,680,907)	(8,941,494)	(27,033,244)
Net unrealized appreciation	35,922,172	19,106,978	55,537,680

NET ASSETS	$241,643,750	$116,125,313	$481,551,309

Shares outstanding[b]	1,500,000	750,000	3,350,000

Net asset value per share	$161.10	$154.83	$143.75

[a]	Securities on loan with values of $18,765,472, $23,082,953 and $32,214,101, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2017

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$14,609,880	$8,404,827	$10,072,511
Dividends — affiliated (Note 2)	3,228	162,415	68,107
Securities lending income — affiliated — net (Note 2)	35,016	158,984	6,185

Total investment income	14,648,124	8,726,226	10,146,803

EXPENSES
Investment advisory fees (Note 2)	1,357,465	1,878,609	836,119

Total expenses	1,357,465	1,878,609	836,119

Net investment income	13,290,659	6,847,617	9,310,684

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,093,645)	9,439,415	11,045,319
Investments — affiliated (Note 2)	192	16,262	32,959
In-kind redemptions — unaffiliated	29,682,868	73,075,899	1,526,067
In-kind redemptions — affiliated (Note 2)	—	508,115	13,635
Realized gain distributions from affiliated funds	27	112	25

Net realized gain	20,589,442	83,039,803	12,618,005

Net change in unrealized appreciation/depreciation	95,523,305	33,323,695	23,309,033

Net realized and unrealized gain	116,112,747	116,363,498	35,927,038

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,403,406	$123,211,115	$45,237,722

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$9,563,767	$1,554,874	$6,512,812
Dividends — affiliated (Note 2)	2,959	762	1,374
Securities lending income — affiliated — net (Note 2)	159,319	89,745	23,746

Total investment income	9,726,045	1,645,381	6,537,932

EXPENSES
Investment advisory fees (Note 2)	1,589,837	603,786	831,309

Total expenses	1,589,837	603,786	831,309

Net investment income	8,136,208	1,041,595	5,706,623

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,463,915)	6,044,269	(5,250,762)
Investments — affiliated (Note 2)	4,912	2,329	1
In-kind redemptions — unaffiliated	20,605,666	8,916,950	21,002,428
Realized gain distributions from affiliated funds	20	11	27

Net realized gain	18,146,683	14,963,559	15,751,694

Net change in unrealized appreciation/depreciation	72,413,881	14,102,165	24,847,634

Net realized and unrealized gain	90,560,564	29,065,724	40,599,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,696,772	$30,107,319	$46,305,951

[a]	Net of foreign withholding tax of $ —, $2,530 and $546, respectively.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,879,805	$814,074	$10,350,505
Dividends — affiliated (Note 2)	1,405	440	2,128
Securities lending income — affiliated — net (Note 2)	140,622	205,968	563,058

Total investment income	3,021,832	1,020,482	10,915,691

EXPENSES
Investment advisory fees (Note 2)	548,269	339,694	1,263,933

Total expenses	548,269	339,694	1,263,933

Net investment income	2,473,563	680,788	9,651,758

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	876,729	1,341,835	(4,159,997)
Investments — affiliated (Note 2)	2,857	2,156	(479,659)
In-kind redemptions — unaffiliated	16,577,771	2,741,947	32,600,380
Realized gain distributions from affiliated funds	12	—	41

Net realized gain	17,457,369	4,085,938	27,960,765

Net change in unrealized appreciation/depreciation	22,636,139	15,922,063	37,241,224

Net realized and unrealized gain	40,093,508	20,008,001	65,201,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,567,071	$20,688,789	$74,853,747

[a]	Net of foreign withholding tax of $1, $283 and $8,591, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large-Cap ETF		iShares Morningstar Large-Cap Growth ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,290,659	$11,596,095	$6,847,617	$7,577,495
Net realized gain	20,589,442	29,648,110	83,039,803	30,571,927
Net change in unrealized appreciation/depreciation	95,523,305	(36,391,810)	33,323,695	(45,520,780)

Net increase (decrease) in net assets resulting from operations	129,403,406	4,852,395	123,211,115	(7,371,358)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,027,823)	(14,935,231)	(6,602,273)	(8,221,970)

Total distributions to shareholders	(14,027,823)	(14,935,231)	(6,602,273)	(8,221,970)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	195,600,016	72,321,439	—	174,311,345
Cost of shares redeemed	(105,469,241)	(121,143,939)	(178,828,654)	(93,719,941)

Net increase (decrease) in net assets from capital share transactions	90,130,775	(48,822,500)	(178,828,654)	80,591,404

INCREASE (DECREASE) IN NET ASSETS	205,506,358	(58,905,336)	(62,219,812)	64,998,076

NET ASSETS
Beginning of year	608,926,857	667,832,193	791,245,938	726,247,862

End of year	$814,433,215	$608,926,857	$729,026,126	$791,245,938

Undistributed net investment income included in net assets at end of year	$735,724	$594,963	$245,452	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	600,000	—	1,450,000
Shares redeemed	(800,000)	(1,000,000)	(1,450,000)	(800,000)

Net increase (decrease) in shares outstanding	650,000	(400,000)	(1,450,000)	650,000

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large-Cap Value ETF		iShares Morningstar Mid-Cap ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,310,684	$8,593,293	$8,136,208	$8,267,459
Net realized gain	12,618,005	8,016,217	18,146,683	10,957,052
Net change in unrealized appreciation/depreciation	23,309,033	(11,326,185)	72,413,881	(31,233,717)

Net increase (decrease) in net assets resulting from operations	45,237,722	5,283,325	98,696,772	(12,009,206)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,262,961)	(8,461,262)	(10,908,517)	(8,762,394)

Total distributions to shareholders	(9,262,961)	(8,461,262)	(10,908,517)	(8,762,394)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	63,995,622	35,993,228	194,357,540	142,404,188
Cost of shares redeemed	(8,803,920)	(49,147,480)	(74,601,122)	(96,645,293)

Net increase (decrease) in net assets from capital share transactions	55,191,702	(13,154,252)	119,756,418	45,758,895

INCREASE (DECREASE) IN NET ASSETS	91,166,463	(16,332,189)	207,544,673	24,987,295

NET ASSETS
Beginning of year	289,101,367	305,433,556	540,062,207	515,074,912

End of year	$380,267,830	$289,101,367	$747,606,880	$540,062,207

Undistributed net investment income included in net assets at end of year	$745,887	$698,140	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	700,000	450,000	1,250,000	950,000
Shares redeemed	(100,000)	(600,000)	(500,000)	(650,000)

Net increase (decrease) in shares outstanding	600,000	(150,000)	750,000	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,041,595	$844,919	$5,706,623	$4,623,413
Net realized gain	14,963,559	9,676,174	15,751,694	11,165,791
Net change in unrealized appreciation/depreciation	14,102,165	(25,840,699)	24,847,634	(12,930,144)

Net increase (decrease) in net assets resulting from operations	30,107,319	(15,319,606)	46,305,951	2,859,060

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,077,603)	(908,775)	(5,788,007)	(4,725,652)

Total distributions to shareholders	(1,077,603)	(908,775)	(5,788,007)	(4,725,652)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,674,396	7,772,692	218,613,528	25,160,189
Cost of shares redeemed	(32,286,642)	(15,348,668)	(69,309,929)	(55,098,649)

Net increase (decrease) in net assets from capital share transactions	(23,612,246)	(7,575,976)	149,303,599	(29,938,460)

INCREASE (DECREASE) IN NET ASSETS	5,417,470	(23,804,357)	189,821,543	(31,805,052)

NET ASSETS
Beginning of year	207,355,383	231,159,740	194,702,400	226,507,452

End of year	$212,772,853	$207,355,383	$384,523,943	$194,702,400

SHARES ISSUED AND REDEEMED
Shares sold	50,000	50,000	1,550,000	200,000
Shares redeemed	(200,000)	(100,000)	(500,000)	(450,000)

Net increase (decrease) in shares outstanding	(150,000)	(50,000)	1,050,000	(250,000)

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,473,563	$3,136,631	$680,788	$707,884
Net realized gain	17,457,369	4,719,083	4,085,938	5,562,482
Net change in unrealized appreciation/depreciation	22,636,139	(14,880,313)	15,922,063	(12,820,625)

Net increase (decrease) in net assets resulting from operations	42,567,071	(7,024,599)	20,688,789	(6,550,259)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,674,180)	(2,949,748)	(1,467,651)	(673,264)

Total distributions to shareholders	(3,674,180)	(2,949,748)	(1,467,651)	(673,264)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	63,244,557	43,828,228	—	14,689,481
Cost of shares redeemed	(55,440,700)	(63,440,027)	(14,079,350)	(14,905,373)

Net increase (decrease) in net assets from capital share transactions	7,803,857	(19,611,799)	(14,079,350)	(215,892)

INCREASE (DECREASE) IN NET ASSETS	46,696,748	(29,586,146)	5,141,788	(7,439,415)

NET ASSETS
Beginning of year	194,947,002	224,533,148	110,983,525	118,422,940

End of year	$241,643,750	$194,947,002	$116,125,313	$110,983,525

Undistributed net investment income included in net assets at end of year	$—	$186,883	$—	$34,620

SHARES ISSUED AND REDEEMED
Shares sold	400,000	300,000	—	100,000
Shares redeemed	(350,000)	(450,000)	(100,000)	(100,000)

Net increase (decrease) in shares outstanding	50,000	(150,000)	(100,000)	—

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap Value ETF
	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,651,758	$9,839,725
Net realized gain	27,960,765	8,462,836
Net change in unrealized appreciation/depreciation	37,241,224	(31,687,780)

Net increase (decrease) in net assets resulting from operations	74,853,747	(13,385,219)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,611,019)	(9,547,820)

Total distributions to shareholders	(10,611,019)	(9,547,820)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	150,252,156	51,124,667
Cost of shares redeemed	(111,943,167)	(79,571,291)

Net increase (decrease) in net assets from capital share transactions	38,308,989	(28,446,624)

INCREASE (DECREASE) IN NET ASSETS	102,551,717	(51,379,663)

NET ASSETS
Beginning of year	378,999,592	430,379,255

End of year	$481,551,309	$378,999,592

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(49,562)	$291,986

SHARES ISSUED AND REDEEMED
Shares sold	1,050,000	400,000
Shares redeemed	(800,000)	(650,000)

Net increase (decrease) in shares outstanding	250,000	(250,000)

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$120.58	$122.54	$110.41	$94.86	$79.37

Income from investment operations:
Net investment income[a]	2.57	2.27	2.33	2.17	1.88
Net realized and unrealized gain (loss)[b]	22.44	(1.27)	12.05	15.49	15.49

Total from investment operations	25.01	1.00	14.38	17.66	17.37

Less distributions from:
Net investment income	(2.71)	(2.96)	(2.25)	(2.11)	(1.88)

Total distributions	(2.71)	(2.96)	(2.25)	(2.11)	(1.88)

Net asset value, end of year	$142.88	$120.58	$122.54	$110.41	$94.86

Total return	20.97%	0.87%	13.09%	18.80%	22.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$814,433	$608,927	$667,832	$469,247	$336,736
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.96%	1.91%	1.96%	2.13%	2.27%
Portfolio turnover rate[c]	45%	39%	27%	35%	63%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$116.36	$118.09	$100.37	$83.14	$77.06

Income from investment operations:
Net investment income[a]	1.12	1.13	1.11	0.93	1.06
Net realized and unrealized gain (loss)[b]	19.88	(1.64)	17.67	17.26	6.08

Total from investment operations	21.00	(0.51)	18.78	18.19	7.14

Less distributions from:
Net investment income	(1.09)	(1.22)	(1.06)	(0.96)	(1.06)

Total distributions	(1.09)	(1.22)	(1.06)	(0.96)	(1.06)

Net asset value, end of year	$136.27	$116.36	$118.09	$100.37	$83.14

Total return	18.15%	(0.44)%	18.77%	21.98%	9.36%

Ratios/Supplemental data:
Net assets, end of year (000s)	$729,026	$791,246	$726,248	$521,926	$448,978
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.91%	0.96%	0.99%	1.00%	1.37%
Portfolio turnover rate[c]	31%	22%	21%	23%	42%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$85.03	$86.04	$82.96	$72.21	$62.95

Income from investment operations:
Net investment income[a]	2.53	2.56	2.21	2.05	1.84
Net realized and unrealized gain (loss)[b]	10.03	(1.03)	3.07	10.75	9.28

Total from investment operations	12.56	1.53	5.28	12.80	11.12

Less distributions from:
Net investment income	(2.52)	(2.54)	(2.20)	(2.05)	(1.86)

Total distributions	(2.52)	(2.54)	(2.20)	(2.05)	(1.86)

Net asset value, end of year	$95.07	$85.03	$86.04	$82.96	$72.21

Total return	14.95%	1.92%	6.42%	17.98%	18.02%

Ratios/Supplemental data:
Net assets, end of year (000s)	$380,268	$289,101	$305,434	$298,657	$259,965
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.78%	3.10%	2.60%	2.67%	2.83%
Portfolio turnover rate[c]	31%	27%	14%	26%	45%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$145.96	$151.49	$133.53	$111.77	$96.32

Income from investment operations:
Net investment income[a]	2.01	2.30	2.01	1.55	1.46
Net realized and unrealized gain (loss)[b]	22.68	(5.42)	18.03	21.81	15.35

Total from investment operations	24.69	(3.12)	20.04	23.36	16.81

Less distributions from:
Net investment income	(2.65)	(2.41)	(2.08)	(1.60)	(1.36)

Total distributions	(2.65)	(2.41)	(2.08)	(1.60)	(1.36)

Net asset value, end of year	$168.00	$145.96	$151.49	$133.53	$111.77

Total return	17.06%	(2.03)%	15.09%	21.04%	17.65%

Ratios/Supplemental data:
Net assets, end of year (000s)	$747,607	$540,062	$515,075	$280,415	$195,605
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.28%	1.59%	1.39%	1.26%	1.48%
Portfolio turnover rate[c]	56%	51%	55%	50%	90%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$153.60	$165.11	$142.18	$119.51	$106.71

Income from investment operations:
Net investment income[a]	0.84	0.60	0.60	0.55	0.72
Net realized and unrealized gain (loss)[b]	23.76	(11.46)	23.19	22.75	12.93

Total from investment operations	24.60	(10.86)	23.79	23.30	13.65

Less distributions from:
Net investment income	(0.89)	(0.65)	(0.86)	(0.63)	(0.85)

Total distributions	(0.89)	(0.65)	(0.86)	(0.63)	(0.85)

Net asset value, end of year	$177.31	$153.60	$165.11	$142.18	$119.51

Total return	16.06%	(6.58)%	16.78%	19.52%	12.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$212,773	$207,355	$231,160	$199,052	$167,313
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.52%	0.39%	0.39%	0.41%	0.67%
Portfolio turnover rate[c]	47%	44%	50%	41%	73%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$125.61	$125.84	$118.75	$96.24	$79.43

Income from investment operations:
Net investment income[a]	2.87	2.86	2.38	2.28	2.02
Net realized and unrealized gain (loss)[b]	22.21	(0.12)	7.22	22.46	16.75

Total from investment operations	25.08	2.74	9.60	24.74	18.77

Less distributions from:
Net investment income	(2.80)	(2.97)	(2.51)	(2.23)	(1.96)

Total distributions	(2.80)	(2.97)	(2.51)	(2.23)	(1.96)

Net asset value, end of year	$147.89	$125.61	$125.84	$118.75	$96.24

Total return	20.15%	2.29%	8.13%	25.94%	24.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$384,524	$194,702	$226,507	$189,994	$120,302
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.06%	2.37%	1.93%	2.11%	2.46%
Portfolio turnover rate[c]	38%	38%	33%	39%	66%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$134.45	$140.33	$130.00	$107.69	$93.85

Income from investment operations:
Net investment income[a]	1.67	2.05	1.61	1.21	1.55
Net realized and unrealized gain (loss)[b]	27.48	(5.99)	10.40	22.28	14.04

Total from investment operations	29.15	(3.94)	12.01	23.49	15.59

Less distributions from:
Net investment income	(2.50)	(1.94)	(1.68)	(1.18)	(1.75)

Total distributions	(2.50)	(1.94)	(1.68)	(1.18)	(1.75)

Net asset value, end of year	$161.10	$134.45	$140.33	$130.00	$107.69

Total return	21.86%	(2.78)%	9.27%	21.89%	16.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$241,644	$194,947	$224,533	$214,500	$161,536
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.13%	1.53%	1.19%	0.99%	1.63%
Portfolio turnover rate[c]	66%	65%	61%	68%	98%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$130.57	$139.32	$125.88	$103.68	$92.49

Income from investment operations:
Net investment income[a]	0.86	0.83	0.77	0.67	0.87
Net realized and unrealized gain (loss)[b]	25.25	(8.79)	13.49	22.29	11.56

Total from investment operations	26.11	(7.96)	14.26	22.96	12.43

Less distributions from:
Net investment income	(1.85)	(0.79)	(0.82)	(0.76)	(1.24)

Total distributions	(1.85)	(0.79)	(0.82)	(0.76)	(1.24)

Net asset value, end of year	$154.83	$130.57	$139.32	$125.88	$103.68

Total return	20.10%	(5.73)%	11.35%	22.16%	13.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$116,125	$110,984	$118,423	$132,177	$93,315
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.60%	0.62%	0.58%	0.55%	0.93%
Portfolio turnover rate[c]	63%	59%	61%	62%	81%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$122.26	$128.47	$122.17	$103.19	$86.62

Income from investment operations:
Net investment income[a]	3.08	3.04	3.11	2.10	2.44
Net realized and unrealized gain (loss)[b]	21.83	(6.28)	6.40	19.15	16.53

Total from investment operations	24.91	(3.24)	9.51	21.25	18.97

Less distributions from:
Net investment income	(3.42)	(2.97)	(3.21)	(2.27)	(2.40)

Total distributions	(3.42)	(2.97)	(3.21)	(2.27)	(2.40)

Net asset value, end of year	$143.75	$122.26	$128.47	$122.17	$103.19

Total return	20.58%	(2.42)%	7.83%	20.78%	22.32%

Ratios/Supplemental data:
Net assets, end of year (000s)	$481,551	$379,000	$430,379	$366,517	$278,624
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.29%	2.56%	2.47%	1.85%	2.67%
Portfolio turnover rate[c]	48%	51%	40%	52%	69%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Non-diversified
Morningstar Large-Cap Value	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Large-Cap
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	$378,747	$378,747	$—

Morningstar Large-Cap Growth
Goldman Sachs & Co.	$152,010	$152,010	$—
JPMorgan Securities LLC	1,498,361	1,498,361	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,097,988	2,097,988	—
Wells Fargo Securities LLC	2,065,638	2,065,638	—

	$5,813,997	$5,813,997	$—

Morningstar Mid-Cap
Barclays Capital Inc.	$5,563	$5,563	$—
BNP Paribas Prime Brokerage Inc.	1,295,159	1,295,159	—
Citigroup Global Markets Inc.	375,140	375,140	—
Credit Suisse Securities (USA) LLC	959,336	959,336	—
Deutsche Bank Securities Inc.	3,807,126	3,807,126	—
Goldman Sachs & Co.	4,334,458	4,334,458	—
JPMorgan Securities LLC	4,525,015	4,525,015	—
Merrill Lynch, Pierce, Fenner & Smith	774,673	774,673	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	12,457,091	12,457,091	—
State Street Bank & Trust Company	3,065,666	3,065,666	—
UBS AG	113,932	113,932	—
UBS Securities LLC	56,910	56,910	—

	$31,770,069	$31,770,069	$—

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Mid-Cap Growth
Barclays Capital Inc.	$27,300	$27,300	$—
BNP Paribas Prime Brokerage Inc.	63,953	63,953	—
BNP Paribas Prime Brokerage International Ltd.	1,294,642	1,294,642	—
Citigroup Global Markets Inc.	1,687,951	1,687,951	—
Credit Suisse Securities (USA) LLC	524,616	524,616	—
Deutsche Bank Securities Inc.	1,165,772	1,165,772	—
Goldman Sachs & Co.	1,586,346	1,586,346	—
HSBC Bank PLC	3,243	3,243	—
JPMorgan Securities LLC	2,191,829	2,191,829	—
Merrill Lynch, Pierce, Fenner & Smith	1,720,612	1,720,612	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,368,792	1,368,792	—
National Financial Services LLC	655,796	655,796	—
Scotia Capital (USA) Inc.	216,342	216,342	—
State Street Bank & Trust Company	867,310	867,310	—
UBS Securities LLC	15,168	15,168	—
Wells Fargo Securities LLC	16,480	16,480	—

	$13,406,152	$13,406,152	$—

Morningstar Mid-Cap Value
BNP Paribas New York Branch	$64,146	$64,146	$—
BNP Paribas Prime Brokerage International Ltd.	7,085,983	7,085,983	—
Citigroup Global Markets Inc.	1,496,653	1,496,653	—
Deutsche Bank Securities Inc.	888,719	888,719	—
Goldman Sachs & Co.	2,058,011	2,058,011	—
HSBC Bank PLC	64,526	64,526	—
JPMorgan Securities LLC	1,152,104	1,152,104	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	215,688	215,688	—
Scotia Capital (USA) Inc.	1,967,522	1,967,522	—
UBS AG	8,287	8,287	—
UBS Securities LLC	122,218	122,218	—

	$15,123,857	$15,123,857	$—

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Small-Cap
Barclays Capital Inc.	$1,356,587	$1,356,587	$—
BNP Paribas New York Branch	454,389	454,389	—
Citigroup Global Markets Inc.	951,053	951,053	—
Credit Suisse Securities (USA) LLC	2,454,862	2,454,862	—
Deutsche Bank Securities Inc.	52,296	52,221	(75)
Goldman Sachs & Co.	5,213,401	5,213,401	—
JPMorgan Securities LLC	3,857,245	3,857,245	—
Merrill Lynch, Pierce, Fenner & Smith	6,203	6,203	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	506,179	506,179	—
National Financial Services LLC	406,441	406,441	—
Scotia Capital (USA) Inc.	556,825	556,825	—
State Street Bank & Trust Company	2,554,102	2,554,102	—
UBS AG	150,450	150,450	—
Wells Fargo Securities LLC	245,439	245,439	—

	$18,765,472	$18,765,397	$(75)

Morningstar Small-Cap Growth
Barclays Capital Inc.	$1,157,923	$1,157,923	$—
BNP Paribas New York Branch	763,712	763,712	—
BNP Paribas Prime Brokerage Inc.	809,709	809,709	—
BNP Paribas Prime Brokerage International Ltd.	291,512	291,512	—
Citigroup Global Markets Inc.	1,492,620	1,492,620	—
Credit Suisse Securities (USA) LLC	652,001	652,001	—
Deutsche Bank Securities Inc.	1,538,363	1,538,363	—
Goldman Sachs & Co.	3,318,344	3,318,344	—
HSBC Bank PLC	374,001	374,001	—
Jefferies LLC	18,117	18,117	—
JPMorgan Securities LLC	3,290,215	3,290,215	—
Merrill Lynch, Pierce, Fenner & Smith	1,547,796	1,547,796	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,199,808	4,199,808	—
National Financial Services LLC	14,760	14,760	—
Scotia Capital (USA) Inc.	5,535	5,535	—
SG Americas Securities LLC	277,731	277,731	—
State Street Bank & Trust Company	2,597,548	2,597,548	—
UBS AG	94,297	94,297	—
UBS Securities LLC	88,930	88,930	—
Wells Fargo Securities LLC	550,031	550,031	—

	$23,082,953	$23,082,953	$—

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Small-Cap Value
Barclays Capital Inc.	$1,649,708	$1,649,708	$—
BNP Paribas Prime Brokerage Inc.	204,413	204,413	—
Citigroup Global Markets Inc.	1,465,952	1,465,952	—
Credit Suisse Securities (USA) LLC	2,759,225	2,759,225	—
Goldman Sachs & Co.	6,271,497	6,271,497	—
HSBC Bank PLC	4,313	4,313	—
Jefferies LLC	18,500	18,500	—
JPMorgan Securities LLC	10,645,324	10,645,324	—
Merrill Lynch, Pierce, Fenner & Smith	133,425	133,425	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,111,601	7,111,601	—
Nomura Securities International Inc.	183,683	183,683	—
State Street Bank & Trust Company	859,637	859,637	—
UBS Securities LLC	396,880	396,880	—
Wells Fargo Securities LLC	509,943	509,943	—

	$32,214,101	$32,214,101	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30

iShares ETF	Investment Advisory Fee
Morningstar Mid-Cap Value	0.30%
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$14,569
Morningstar Large-Cap Growth	63,814
Morningstar Large-Cap Value	2,217
Morningstar Mid-Cap	69,226
Morningstar Mid-Cap Growth	39,876

iShares ETF	Fees Paid to BTC
Morningstar Mid-Cap Value	$11,236
Morningstar Small-Cap	60,910
Morningstar Small-Cap Growth	89,068
Morningstar Small-Cap Value	223,711

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$216,914,951	$157,351,146
Morningstar Large-Cap Growth	124,800,786	138,843,214
Morningstar Large-Cap Value	65,555,673	67,611,684
Morningstar Mid-Cap	151,141,459	168,690,656
Morningstar Mid-Cap Growth	55,995,995	49,568,352
Morningstar Mid-Cap Value	72,562,858	59,214,898
Morningstar Small-Cap	84,164,548	81,749,405
Morningstar Small-Cap Growth	36,975,285	30,567,886
Morningstar Small-Cap Value	82,702,624	69,147,102

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$315,922,424	$307,891,913
Morningstar Large-Cap Growth	234,941,192	234,886,671
Morningstar Large-Cap Value	102,980,219	102,580,649
Morningstar Mid-Cap	362,596,153	357,937,567
Morningstar Mid-Cap Growth	94,683,834	94,131,104
Morningstar Mid-Cap Value	112,807,061	105,196,694
Morningstar Small-Cap	146,552,111	144,776,089
Morningstar Small-Cap Growth	72,086,230	71,385,661
Morningstar Small-Cap Value	210,351,956	204,196,915

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$194,713,329	$104,746,363
Morningstar Large-Cap Growth	—	178,248,269
Morningstar Large-Cap Value	63,763,889	8,698,641
Morningstar Mid-Cap	189,697,462	74,151,897
Morningstar Mid-Cap Growth	8,648,072	32,238,297
Morningstar Mid-Cap Value	213,746,390	69,193,755
Morningstar Small-Cap	61,428,244	55,181,162
Morningstar Small-Cap Growth	—	13,899,328
Morningstar Small-Cap Value	142,768,133	110,276,430

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to passive foreign investment companies, the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large-Cap	$28,934,133	$877,925	$(29,812,058)
Morningstar Large-Cap Growth	50,910,998	108	(50,911,106)
Morningstar Large-Cap Value	1,364,715	24	(1,364,739)
Morningstar Mid-Cap	19,352,184	2,772,309	(22,124,493)
Morningstar Mid-Cap Growth	8,603,777	36,008	(8,639,785)
Morningstar Mid-Cap Value	20,200,582	81,384	(20,281,966)
Morningstar Small-Cap	15,585,858	1,013,734	(16,599,592)
Morningstar Small-Cap Growth	1,930,894	752,243	(2,683,137)
Morningstar Small-Cap Value	30,412,059	617,713	(31,029,772)

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
Morningstar Large-Cap
Ordinary income	$14,027,823	$14,935,231

Morningstar Large-Cap Growth
Ordinary income	$6,602,273	$8,221,970

Morningstar Large-Cap Value
Ordinary income	$9,262,961	$8,461,262

Morningstar Mid-Cap
Ordinary income	$10,908,517	$8,762,394

Morningstar Mid-Cap Growth
Ordinary income	$1,077,603	$908,775

Morningstar Mid-Cap Value
Ordinary income	$5,788,007	$4,725,652

Morningstar Small-Cap
Ordinary income	$3,674,180	$2,949,748

Morningstar Small-Cap Growth
Ordinary income	$1,467,651	$673,264

Morningstar Small-Cap Value
Ordinary income	$10,611,019	$9,547,820

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Morningstar Large-Cap	$735,724	$(26,000,885)	$147,384,884	$—	$122,119,723
Morningstar Large-Cap Growth	245,452	(72,939,694)	201,893,909	—	129,199,667
Morningstar Large-Cap Value	745,887	(40,429,760)	40,579,255	—	895,382
Morningstar Mid-Cap	—	(26,556,884)	94,470,738	—	67,913,854
Morningstar Mid-Cap Growth	—	(78,230,587)	46,817,661	(271,453)	(31,684,379)
Morningstar Mid-Cap Value	—	(9,055,365)	38,982,110	—	29,926,745
Morningstar Small-Cap	—	(15,644,721)	33,885,986	—	18,241,265
Morningstar Small-Cap Growth	—	(7,413,376)	17,578,860	—	10,165,484
Morningstar Small-Cap Value	—	(20,325,439)	48,780,313	—	28,454,874

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Morningstar Large-Cap	$15,343,320	$10,657,565	$—	$26,000,885
Morningstar Large-Cap Growth	5,598,724	66,358,290	982,680	72,939,694
Morningstar Large-Cap Value	—	34,918,156	5,511,604	40,429,760
Morningstar Mid-Cap	12,931,978	13,624,906	—	26,556,884
Morningstar Mid-Cap Growth	—	74,231,212	3,999,375	78,230,587
Morningstar Mid-Cap Value	1,993,220	7,062,145	—	9,055,365
Morningstar Small-Cap	9,489,900	6,154,821	—	15,644,721
Morningstar Small-Cap Growth	—	7,413,376	—	7,413,376
Morningstar Small-Cap Value	11,242,751	9,082,688	—	20,325,439

[a]	Must be utilized prior to loses subject to expiration.

For the year ended April 30, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Large-Cap Value	$9,982,017
Morningstar Mid-Cap Growth	3,273,437
Morningstar Small-Cap Growth	676,879

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF,

iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF,

iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF,

iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and

iShares Morningstar Small-Cap Value ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$15,054,950
Morningstar Large-Cap Growth	7,567,908
Morningstar Large-Cap Value	10,092,031
Morningstar Mid-Cap	8,873,208
Morningstar Mid-Cap Growth	1,239,369

iShares ETF	Qualified Dividend Income
Morningstar Mid-Cap Value	$5,630,148
Morningstar Small-Cap	2,182,606
Morningstar Small-Cap Growth	1,012,080
Morningstar Small-Cap Value	7,269,399

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Morningstar Large-Cap	100.00%
Morningstar Large-Cap Growth	100.00
Morningstar Large-Cap Value	100.00
Morningstar Mid-Cap	64.40
Morningstar Mid-Cap Growth	100.00

iShares ETF	Dividends- Received Deduction
Morningstar Mid-Cap Value	91.38%
Morningstar Small-Cap	75.07
Morningstar Small-Cap Growth	74.93
Morningstar Small-Cap Value	70.87

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Morningstar Large-Cap	$2.606028	$—	$0.104522	$2.710550	96%	—%	4%	100%
Morningstar Large-Cap Growth	1.057579	—	0.028996	1.086575	97	—	3	100
Morningstar Large-Cap Value	2.518958	—	—	2.518958	100	—	—	100
Morningstar Mid-Cap	2.524102	—	0.130796	2.654898	95	—	5	100
Morningstar Mid-Cap Growth	0.845196	—	0.041873	0.887069	95	—	5	100
Morningstar Mid-Cap Value	2.746256	—	0.056938	2.803194	98	—	2	100
Morningstar Small-Cap	2.324370	—	0.177301	2.501671	93	—	7	100
Morningstar Small-Cap Growth	0.919285	—	0.934190	1.853475	50	—	50	100
Morningstar Small-Cap Value	3.003040	—	0.415993	3.419033	88	—	12	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	660	50.00%
At NAV	224	16.97
Less than 0.0% and Greater than –0.5%	436	33.03

	1,320	100.00%

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	530	40.15%
At NAV	188	14.24
Less than 0.0% and Greater than –0.5%	602	45.61

	1,320	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	532	40.30%
At NAV	192	14.55
Less than 0.0% and Greater than –0.5%	596	45.15

	1,320	100.00%

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid-Cap ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Greater than 0.0% and Less than 0.5%	735	55.68
At NAV	191	14.47
Less than 0.0% and Greater than –0.5%	393	29.77

	1,320	100.00%

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	399	30.23%
At NAV	206	15.61
Less than 0.0% and Greater than –0.5%	715	54.16

	1,320	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	579	43.86%
At NAV	198	15.00
Less than 0.0% and Greater than –0.5%	543	41.14

	1,320	100.00%

iShares Morningstar Small-Cap ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	482	36.52
At NAV	156	11.82
Less than 0.0% and Greater than –0.5%	681	51.58

	1,320	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	407	30.83%
At NAV	125	9.47
Less than 0.0% and Greater than –0.5%	788	59.70

	1,320	100.00%

iShares Morningstar Small-Cap Value ETF

Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	571	43.26%
At NAV	140	10.61
Less than 0.0% and Greater than –0.5%	609	46.13

	1,320	100.00%

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Trustee (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0417

APRIL 30, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Cohen & Steers REIT ETF | ICF | NYSE Arca
➢	iShares Core U.S. REIT ETF | USRT | NYSE Arca
➢	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
➢	iShares Global REIT ETF | REET | NYSE Arca
➢	iShares International Developed Real Estate ETF | IFGL | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 15.14% in U.S. dollar terms for the reporting period.

The broad rise in global equity markets was driven in part by increased economic stimulus actions from many of the world’s central banks, including expanded quantitative easing measures and negative interest rates. Other positive factors included a recovery in energy and commodities prices, as well as signs of stabilization in the Chinese economy. Global equity markets also faced a heightened level of volatility, particularly during the first half of the reporting period. For example, the affirmative vote on the United Kingdom’s “Brexit” referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey all contributed to an increase in volatility during the summer of 2016.

The bulk of the advance in global stocks, however, occurred during the last half of the reporting period, following the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating U.S. economic growth. These expectations drove a strong global equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The U.S. equity market returned the strongest performance among developed markets, returning approximately 18% for the reporting period. Despite robust employment growth and healthy consumer spending levels, the U.S. economy grew by 2.0% in 2016 — its slowest calendar-year growth rate since 2011. Nonetheless, U.S. stocks rose sharply based on the post-election optimism about the economy’s future prospects. U.S. stocks remained on a positive trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the last half of the reporting period, which raised the federal funds interest rate target to a range of 0.75%-1.00%.

Equity markets in the Asia-Pacific region also generated strong returns, gaining approximately 13% in U.S. dollar terms for the reporting period. Hong Kong and Australian stocks were the leading performers, while stock markets in Singapore and New Zealand trailed other markets in the region.

European stock markets returned approximately 11% in U.S. dollar terms for the reporting period. The European Central Bank expanded its quantitative easing measures and maintained a negative interest rate policy, but economic activity across the Continent remained muted. Equity markets in Austria, Spain, and the Netherlands were the top performers, while Denmark was the only European market to decline during the reporting period. In the U.K., the equity market advanced by 20% for the reporting period, but a sharp decline in the British pound in the wake of the “Brexit” vote erased most of those gains, resulting in a 6% return in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, increasing by more than 19% in U.S. dollar terms for the reporting period. Many emerging economies stabilized after several years of slowing growth as commodities prices decreased and export demand began to recover. Emerging markets in Asia generated the strongest returns, led by Taiwan and China, while stock markets in the Middle East trailed broad emerging markets indexes.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REIT ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.58%	3.53%	3.92%	3.58%	3.53%	3.92%
5 Years	8.48%	8.47%	8.87%	50.19%	50.18%	52.91%
10 Years	3.51%	3.51%	3.78%	41.17%	41.18%	44.91%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.30	$1.71	$1,000.00	$1,023.10	$1.71	0.34%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REIT ETF

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 3.58%, net of fees, while the total return for the Index was 3.92%.

As represented by the Index, U.S. REITs posted a positive return for the reporting period, but trailed the performance of the broader U.S. equity market. Publicly traded real estate stocks often fluctuate in response to changes in interest rates, which affect both their borrowing costs and the attractiveness of their dividend yields.

The Index rose sharply early in the reporting period as the Fed left short-term interest rates unchanged. However, the Index reversed course in the second half of 2016, declining amid investor concerns about rising interest rates. Most notably, the Fed raised its short-term interest rate target in December 2016, and the new administration was expected to implement pro-growth fiscal policies that could lead to higher interest rates.

The Index rebounded somewhat in early 2017 due to improved earnings for many REITs and rising optimism about the U.S. economy. However, another Fed interest rate increase in March 2017 tempered the Index’s overall advance.

Within the Index, residential REITs contributed the most to the Index’s performance for the reporting period. Despite an increase in new construction, residential REITs benefited from strong employment growth and steady demand for rental housing. Specialized REITs were also meaningful contributors to the Index’s performance, led by data center REITs. The only industry in the Index to decline for the reporting period was retail REITs, which faced a challenging market environment as increasing e-commerce sales led to store closures among a number of brick-and-mortar retailers.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*
Retail REITs	21.28%
Specialized REITs	20.02
Residential REITs	19.39
Office REITs	16.24
Health Care REITs	13.86
Industrial REITs	6.30
Hotel & Resort REITs	2.91

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/17

Security	Percentage of Total Investments*
Equinix Inc.	7.09%
Simon Property Group Inc.	7.02
Public Storage	6.85
Prologis Inc.	6.30
AvalonBay Communities Inc.	5.71
Welltower Inc.	5.68
Equity Residential	5.18
Ventas Inc.	4.97
Boston Properties Inc.	4.27
Digital Realty Trust Inc.	4.00

TOTAL	57.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE U.S. REIT ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.02%	8.47%	4.20%	6.02%	50.14%	50.83%
Fund Market	6.00%	8.47%	4.15%	6.00%	50.18%	50.24%
Index[a]	6.27%	8.91%	4.60%	6.27%	53.22%	56.77%
FTSE NAREIT Real Estate 50 Index	5.45%	8.74%	4.52%	5.45%	52.04%	55.56%
FTSE NAREIT Equity REITs Index	6.22%	9.39%	4.94%	6.22%	56.67%	62.00%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

[a]	Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE NAREIT Equity REITs Index, which effective as of November 3, 2016, replaced the FTSE NAREIT Real Estate 50 Index as the underlying index of the Fund.

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,043.40	$0.41	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE U.S. REIT ETF

The iShares Core U.S. REIT ETF (the “Fund”) (formerly the iShares Real Estate 50 ETF) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE NAREIT Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 6.02%, net of fees, while the total return for the Index was 6.27%.

As represented by the Index, U.S. real estate investment trusts posted a positive return for the reporting period, but trailed the performance of the broader U.S. equity market. Publicly traded real estate stocks often fluctuate in response to changes in interest rates, which affect both their borrowing costs and the attractiveness of their dividend yields.

The Index rose sharply early in the reporting period as the Fed left short-term interest rates unchanged. However, the Index reversed course in the second half of 2016, declining amid investor concerns about rising interest rates. Most notably, the Fed raised its short-term interest rate target in December 2016, and the new administration was expected to implement pro-growth fiscal policies that could lead to higher interest rates.

The Index rebounded somewhat in early 2017 due to improved earnings for many REITs and rising optimism about the U.S. economy. However, another Fed interest rate increase in March 2017 tempered the Index’s overall advance.

Within the Index, specialized REITs — the largest sector weight in the Index on average — contributed the most to the Index’s performance for the reporting period. The most significant performance contributors among specialized REITs were data center and wireless tower REITs. Residential and industrial REITs were also leading contributors to the Index’s performance during the reporting period. The only industry in the Index to detract from performance for the reporting period was retail REITs, which faced a challenging market environment as increasing e-commerce sales led to store closures among a number of brick-and-mortar retailers.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*
Retail REITs	20.00%
Specialized REITs	18.46
Residential REITs	16.41
Office REITs	13.32
Health Care REITs	12.59
Diversified REITs	6.80
Industrial REITs	6.81
Hotel & Resort REITs	5.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/17

Security	Percentage of Total Investments*
Simon Property Group Inc.	6.40%
Public Storage	3.74
Equinix Inc.	3.65
Prologis Inc.	3.51
AvalonBay Communities Inc.	3.20
Welltower Inc.	3.20
Equity Residential	2.87
Ventas Inc.	2.80
Boston Properties Inc.	2.39
Digital Realty Trust Inc.	2.25

TOTAL	34.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.97)%	(2.82)%	(2.88)%	(2.97)%	(2.82)%	(2.88)%
5 Years	9.10%	8.91%	9.21%	54.56%	53.23%	55.36%
Since Inception	0.62%	0.61%	0.58%	6.02%	5.92%	5.67%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.30	$2.48	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was -2.97%, net of fees, while the total return for the Index was -2.88%.

As represented by the Index, European real estate stocks declined for the reporting period. Publicly traded real estate stocks often fluctuate in response to changes in interest rates, which affect both their borrowing costs and the attractiveness of their dividend yields.

The Index’s decline occurred primarily during the first half of the reporting period as concerns about rising interest rates, both in the U.S. and Europe, weighed on real estate stocks. Volatility was also intensified by geopolitical concerns, including the United Kingdom’s affirmative referendum to leave the European Union and contentious elections across continental Europe.

The Index rebounded somewhat following the November 2016 U.S. presidential election as expectations of pro-business policies designed to stimulate U.S. economic growth led to increased optimism in the global economic environment.

A stronger U.S. dollar detracted from the Index’s performance during the reporting period. Among the currencies represented in the Index, the U.S. dollar advanced by 4% against the Swiss franc, 5% against the euro, 9% against the Swedish krona, and 11% against the British pound.

Within the Index, stocks of retail REITs detracted the most from the Index’s performance for the reporting period, as increasing e-commerce sales led to more competition. Other notable detractors were office REITs and diversified REITs. Real estate operating companies, the largest industry weight in the Index on average during the reporting period, and industrial REITs were the leading performance contributors within the Index.

From a country perspective, the U.K. was the leading detractor from the Index’s performance for the reporting period, while Germany contributed the most.

ALLOCATION BY SECTOR As of 4/30/17

Sector/Investment Type	Percentage of Total Investments*
Real Estate Operating Companies	36.61%
Retail REITs	26.80
Diversified REITs	16.90
Office REITs	6.50
Industrial REITs	4.88
Diversified Real Estate Activities	2.19
Health Care REITs	1.67
Residential REITs	1.65
Real Estate Development	1.26
Specialized REITs	1.11
Hotels, Resorts & Cruise Lines	0.43

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/17

Country	Percentage of Total Investments*
United Kingdom	32.12%
Germany	20.21
France	20.01
Sweden	7.64
Switzerland	5.54
Spain	3.85
Belgium	3.40
Netherlands	2.21
Austria	1.80
Finland	1.12

TOTAL	97.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® GLOBAL REIT ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.53%	1.76%	0.95%	1.53%	1.76%	0.95%
Since Inception	4.96%	4.99%	4.26%	14.59%	14.68%	12.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.00	$0.71	$1,000.00	$1,024.10	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL REIT ETF

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA/NAREIT Global REIT Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 1.53%, net of fees, while the total return for the Index was 0.95%.

As represented by the Index, global REITs posted a modest return for the reporting period, trailing the strong gains of the broader global equity market. Publicly traded real estate stocks often fluctuate in response to changes in interest rates, which affect both their borrowing costs and the attractiveness of their dividend yields.

The Index rose sharply early in the reporting period as global interest rates declined and many of the world’s central banks maintained or increased their economic stimulus efforts. However, the Index declined over the remainder of the reporting period amid investor concerns about rising U.S. interest rates, which tend to influence interest rates in other countries given the interconnected nature of global financial markets.

A stronger U.S. dollar detracted from the Index’s performance during the reporting period. Among the currencies represented in the Index, the U.S. dollar advanced by 1% against the Australian dollar, 5% against the Japanese yen, 5% against the euro, and 11% against the British pound.

Within the Index, residential and industrial REITs were the leading contributors to the Index’s performance during the reporting period. Residential REITs benefited from strong employment growth, while increased demand for warehouse space helped industrial REITs. Retail REITs declined during the reporting period as increasing e-commerce sales led to store closures among a number of brick-and-mortar retailers.

From a country perspective, the U.S., representing approximately 65% of the Index on average, contributed the most to the Index’s performance for the reporting period, while Japan and the U.K. were the leading detractors.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*
Retail REITs	27.44%
Diversified REITs	15.07
Office REITs	14.58
Residential REITs	13.14
Health Care REITs	9.10
Industrial REITs	8.63
Specialized REITs	7.58
Hotel & Resort REITs	4.46

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/17

Country	Percentage of Total Investments*
United States	64.73%
Australia	7.34
Japan	7.07
United Kingdom	5.18
France	3.97
Canada	3.13
Singapore	2.39
South Africa	1.55
Hong Kong	1.53
Spain	0.61

TOTAL	97.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.63%	1.40%	0.75%	0.63%	1.40%	0.75%
5 Years	5.81%	5.79%	6.16%	32.62%	32.51%	34.84%
Since Inception	0.02%	0.01%	0.22%	0.21%	0.11%	2.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,046.50	$2.44	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 0.63%, net of fees, while the total return for the Index was 0.75%.

As represented by the Index, international real estate stocks posted a modest return for the reporting period, trailing the strong gains of the broader global equity market. Publicly traded real estate stocks often fluctuate in response to changes in interest rates, which affect both their borrowing costs and the attractiveness of their dividend yields.

The Index rose sharply early in the reporting period as global interest rates declined and many of the world’s central banks maintained or increased their economic stimulus efforts. However, the Index declined over the remainder of the reporting period amid investor concerns about rising U.S. interest rates, which tend to influence interest rates in other countries given the interconnected nature of global financial markets.

A stronger U.S. dollar affected the Index’s performance during the reporting period. Among the currencies represented in the Index, the U.S. dollar advanced by 1% against the Australian dollar, 5% against the Japanese yen, 5% against the euro, and 11% against the British pound.

Within the Index, two of the largest industries, diversified real estate activities and real estate operating companies, were the leading contributors to the Index’s performance for the reporting period. Industrial REITs also contributed. In contrast, retail REITs detracted the most from the Index’s performance for the reporting period as increasing e-commerce sales led to more competition.

From a country perspective, Hong Kong contributed the most to the Index’s performance for the reporting period, while Japan and the U.K. were the leading detractors.

ALLOCATION BY SECTOR As of 4/30/17

Sector/Investment Type	Percentage of Total Investments*
Retail REITs	22.45%
Diversified Real Estate Activities	20.48
Real Estate Operating Companies	16.74
Diversified REITs	15.35
Office REITs	9.29
Industrial REITs	6.44
Real Estate Development	4.37
Residential REITs	2.73
Other**	2.15

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/17

Country	Percentage of Total Investments*
Japan	22.89%
Hong Kong	17.19
Australia	12.91
United Kingdom	11.20
Germany	7.05
France	6.98
Canada	6.04
Singapore	5.49
Sweden	2.67
Switzerland	1.94

TOTAL	94.36%

*	Excludes money market funds.
**	Other includes sector and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REIT ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.87%

HEALTH CARE REITS — 13.84%
HCP Inc.[a]	3,316,741	$103,979,830
Ventas Inc.[a]	2,511,836	160,782,622
Welltower Inc.[a]	2,571,576	183,713,390

		448,475,842
HOTEL & RESORT REITS — 2.91%
Host Hotels & Resorts Inc.[a]	5,248,140	94,204,113

		94,204,113
INDUSTRIAL REITS — 6.30%
Prologis Inc.	3,749,656	204,018,783

		204,018,783
OFFICE REITS — 16.21%
Alexandria Real Estate Equities Inc.[a]	630,431	70,929,792
Boston Properties Inc.	1,090,770	138,091,482
Douglas Emmett Inc.[a]	1,021,096	38,464,686
Highwoods Properties Inc.[a]	710,855	36,168,303
Kilroy Realty Corp.	692,646	48,852,322
SL Green Realty Corp.[a]	718,714	75,414,660
Vornado Realty Trust	1,219,925	117,405,582

		525,326,827
RESIDENTIAL REITS — 19.36%
American Campus Communities Inc.[a]	937,034	44,406,041
AvalonBay Communities Inc.[a]	974,104	184,923,903
Equity Lifestyle Properties Inc.[a]	568,794	46,021,123
Equity Residential	2,593,785	167,506,635
Essex Property Trust Inc.	464,737	113,614,255
UDR Inc.	1,895,691	70,785,102

		627,257,059
RETAIL REITS — 21.25%
Federal Realty Investment Trust	509,213	66,650,890
GGP Inc.	4,142,014	89,508,922
Kimco Realty Corp.	3,014,869	61,171,692
National Retail Properties Inc.[a]	1,043,605	44,061,003
Realty Income Corp.[a]	1,834,340	107,033,739
Regency Centers Corp.	1,035,867	65,446,077
Simon Property Group Inc.[a]	1,375,022	227,236,136
Weingarten Realty Investors[a]	835,724	27,386,675

		688,495,134

Security	Shares	Value
SPECIALIZED REITS — 20.00%
Digital Realty Trust Inc.[a]	1,127,422	$129,473,143
Equinix Inc.[a]	549,212	229,405,852
Extra Space Storage Inc.[a]	892,417	67,404,256
Public Storage[a]	1,058,036	221,531,578

		647,814,829

TOTAL COMMON STOCKS
(Cost: $2,999,266,620)		3,235,592,587

SHORT-TERM INVESTMENTS — 9.17%

MONEY MARKET FUNDS — 9.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[b,c,d]	293,336,971	293,454,306
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[b,c]	3,451,206	3,451,206

		296,905,512

TOTAL SHORT-TERM INVESTMENTS
(Cost: $296,835,715)		296,905,512

TOTAL INVESTMENTS IN SECURITIES — 109.04%
(Cost: $3,296,102,335)[e]		3,532,498,099
Other Assets, Less Liabilities — (9.04)%		(292,750,094)

NET ASSETS — 100.00%		$3,239,748,005

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments for federal income tax purposes was $3,389,385,354. Net unrealized appreciation was $143,112,745, of which $330,541,071 represented gross unrealized appreciation on securities and $187,428,326 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® COHEN & STEERS REIT ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,235,592,587	$—	$—	$3,235,592,587
Money market funds	296,905,512	—	—	296,905,512

Total	$3,532,498,099	$—	$—	$3,532,498,099

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE U.S. REIT ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

DIVERSIFIED REITS — 6.80%
American Assets Trust Inc.	6,150	$263,405
Armada Hoffler Properties Inc.	5,928	84,533
Empire State Realty Trust Inc. Class Aa	19,014	395,491
First Potomac Realty Trust	9,532	104,852
Forest City Realty Trust Inc. Class A	36,302	820,425
Gladstone Commercial Corp.[a]	3,991	88,999
Global Net Lease Inc.	9,139	215,955
Gramercy Property Trust[a]	21,877	607,962
Investors Real Estate Trust	19,642	116,084
Lexington Realty Trust	37,342	379,768
Liberty Property Trust	22,970	931,893
One Liberty Properties Inc.	2,471	59,996
PS Business Parks Inc.	3,155	383,459
Select Income REIT	10,865	272,277
Spirit Realty Capital Inc.	71,796	676,318
STORE Capital Corp.	23,907	573,529
VEREIT Inc.	149,485	1,251,190
Washington REIT	11,808	373,959
WP Carey Inc.	14,052	879,655

		8,479,750
HEALTH CARE REITS — 12.57%
Care Capital Properties Inc.[a]	12,910	346,892
CareTrust REIT Inc.	10,131	172,430
Community Healthcare Trust Inc.	2,183	53,964
Global Medical REIT Inc.	2,833	26,262
HCP Inc.	71,692	2,247,544
Healthcare Realty Trust Inc.[a]	17,989	590,039
Healthcare Trust of America Inc. Class A	21,914	698,837
LTC Properties Inc.	6,258	299,383
MedEquities Realty Trust Inc.	3,808	45,010
Medical Properties Trust Inc.	50,001	653,513
National Health Investors Inc.	5,783	423,142
New Senior Investment Group Inc.	12,734	132,688
Omega Healthcare Investors Inc.[a]	26,770	883,410
Physicians Realty Trust	23,533	462,188
Quality Care Properties Inc.[b]	14,648	254,143
Sabra Health Care REIT Inc.	10,415	283,184
Senior Housing Properties Trust	25,827	555,797
Universal Health Realty Income Trust	1,245	86,839

Security	Shares	Value
Ventas Inc.	54,494	$3,488,161
Welltower Inc.	55,796	3,986,066

		15,689,492
HOTEL & RESORT REITS — 5.60%
Apple Hospitality REIT Inc.	33,183	621,518
Ashford Hospitality Prime Inc.	3,550	37,595
Ashford Hospitality Trust Inc.	15,130	94,562
Chatham Lodging Trust[a]	5,592	108,261
Chesapeake Lodging Trust	9,182	214,032
DiamondRock Hospitality Co.	31,493	346,738
FelCor Lodging Trust Inc.	22,220	172,205
Hersha Hospitality Trust	5,815	107,229
Hospitality Properties Trust	15,909	506,383
Host Hotels & Resorts Inc.[a]	115,013	2,064,483
LaSalle Hotel Properties[a]	17,701	505,541
Pebblebrook Hotel Trust[a]	11,270	335,395
RLJ Lodging Trust	19,577	420,710
Ryman Hospitality Properties Inc.	7,609	485,302
Summit Hotel Properties Inc.	10,281	169,945
Sunstone Hotel Investors Inc.	34,004	506,320
Xenia Hotels & Resorts Inc.	16,638	290,499

		6,986,718
INDUSTRIAL REITS — 6.80%
DCT Industrial Trust Inc.	14,078	711,784
Duke Realty Corp.	54,561	1,512,976
EastGroup Properties Inc.	5,129	401,344
First Industrial Realty Trust Inc.	18,158	510,966
Monmouth Real Estate Investment Corp.[a]	10,907	163,605
Prologis Inc.	80,563	4,383,433
Rexford Industrial Realty Inc.	10,206	254,538
STAG Industrial Inc.	11,898	313,631
Terreno Realty Corp.	7,452	230,118

		8,482,395
OFFICE REITS — 13.31%
Alexandria Real Estate Equities Inc.	13,671	1,538,124
Boston Properties Inc.	23,540	2,980,164
Brandywine Realty Trust	27,491	466,522
Columbia Property Trust Inc.	19,462	437,895
Corporate Office Properties Trust	14,682	480,689
Cousins Properties Inc.	53,150	451,243
Douglas Emmett Inc.	21,685	816,874
Easterly Government Properties Inc.[a]	5,721	115,106
Equity Commonwealth[b]	19,568	625,980

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE U.S. REIT ETF

April 30, 2017

Security	Shares	Value
Franklin Street Properties Corp.	15,701	$190,453
Government Properties Income Trust	2,283	48,674
Highwoods Properties Inc.	15,702	798,918
Hudson Pacific Properties Inc.	23,656	812,820
Kilroy Realty Corp.	15,045	1,061,124
Mack-Cali Realty Corp.	14,078	380,810
NorthStar Realty Europe Corp.	9,185	106,822
Paramount Group Inc.[a]	23,265	381,546
Parkway Inc.	6,897	138,974
Piedmont Office Realty Trust Inc. Class A	22,854	499,360
SL Green Realty Corp.[a]	15,589	1,635,754
Tier REIT Inc.	7,649	132,404
Vornado Realty Trust	26,012	2,503,395

		16,603,651
RESIDENTIAL REITS — 16.40%
American Campus Communities Inc.	20,368	965,240
American Homes 4 Rent Class A	34,504	795,317
Apartment Investment & Management Co. Class A	24,079	1,053,215
AvalonBay Communities Inc.	20,997	3,986,071
Bluerock Residential Growth REIT Inc.	4,174	52,008
Camden Property Trust	13,490	1,110,632
Colony Starwood Homes[a]	7,664	264,944
Education Realty Trust Inc.	11,366	440,660
Equity Lifestyle Properties Inc.	11,975	968,897
Equity Residential	55,380	3,576,440
Essex Property Trust Inc.	10,075	2,463,035
Independence Realty Trust Inc.[a]	10,239	94,199
Mid-America Apartment Communities Inc.	17,404	1,726,651
Monogram Residential Trust Inc.	26,303	267,765
NexPoint Residential Trust Inc.	2,793	67,060
Preferred Apartment Communities Inc. Class Aa	4,202	59,458
Silver Bay Realty Trust Corp.	5,487	117,586
Sun Communities Inc.	10,039	839,361
UDR Inc.	41,208	1,538,707
UMH Properties Inc.[a]	4,492	71,962

		20,459,208
RETAIL REITS — 19.98%
Acadia Realty Trust	12,304	357,800
Agree Realty Corp.	3,941	191,060

Security	Shares	Value
Alexander’s Inc.	339	$147,401
Brixmor Property Group Inc.	47,256	933,306
CBL & Associates Properties Inc.[a]	27,334	252,840
Cedar Realty Trust Inc.[a]	14,438	77,676
DDR Corp.	48,534	524,653
Federal Realty Investment Trust	11,043	1,445,418
Getty Realty Corp.	4,138	105,933
GGP Inc.	77,817	1,681,625
Kimco Realty Corp.	65,701	1,333,073
Kite Realty Group Trust	12,600	256,536
Macerich Co. (The)	22,191	1,385,384
National Retail Properties Inc.	22,703	958,521
Pennsylvania REIT	6,738	93,321
Ramco-Gershenson Properties Trust	12,766	170,171
Realty Income Corp.	39,565	2,308,618
Regency Centers Corp.	22,644	1,430,648
Retail Opportunity Investments Corp.	17,033	350,880
Retail Properties of America Inc. Class A	37,125	495,247
Saul Centers Inc.	2,262	135,833
Simon Property Group Inc.	48,253	7,974,291
Tanger Factory Outlet Centers Inc.	14,969	466,883
Taubman Centers Inc.	9,354	585,093
Urban Edge Properties	13,931	355,240
Urstadt Biddle Properties Inc. Class A	240	4,718
Washington Prime Group Inc.[a]	29,558	260,110
Weingarten Realty Investors	18,002	589,926
Whitestone REIT	4,975	62,387

		24,934,592
SPECIALIZED REITS — 18.45%
CoreCivic Inc.	17,305	596,157
CoreSite Realty Corp.	5,269	515,572
CubeSmart	27,831	705,238
CyrusOne Inc.	11,897	650,052
Digital Realty Trust Inc.[a]	24,463	2,809,331
DuPont Fabros Technology Inc.[a]	11,702	603,238
EPR Properties	9,836	715,176
Equinix Inc.	10,901	4,553,348
Extra Space Storage Inc.	18,110	1,367,848
Farmland Partners Inc.	5,147	56,102
Four Corners Property Trust Inc.	9,397	219,232
Gaming and Leisure Properties Inc.	31,825	1,107,510
GEO Group Inc. (The)	16,773	558,876

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. REIT ETF

April 30, 2017

Security	Shares	Value
Gladstone Land Corp.	1,667	$18,554
Iron Mountain Inc.	37,141	1,291,021
Lamar Advertising Co. Class A	12,876	927,973
Life Storage Inc.	7,205	564,800
National Storage Affiliates Trust	6,445	157,903
Outfront Media Inc.	21,427	560,530
Public Storage	22,248	4,658,286
QTS Realty Trust Inc. Class A	7,062	377,393

		23,014,140

TOTAL COMMON STOCKS
(Cost: $114,009,706)		124,649,946

SHORT-TERM INVESTMENTS — 7.39%

MONEY MARKET FUNDS — 7.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	9,053,353	9,056,975
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	158,729	158,729

		9,215,704

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,215,016)		9,215,704

Value
TOTAL INVESTMENTS IN SECURITIES — 107.30%
(Cost: $123,224,722)[f]	$133,865,650
Other Assets, Less Liabilities — (7.30)%	(9,100,351)

NET ASSETS — 100.00%	$124,765,299

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $124,222,899. Net unrealized appreciation was $9,642,751, of which $12,461,232 represented gross unrealized appreciation on securities and $2,818,481 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$124,649,946	$—	$—	$124,649,946
Money market funds	9,215,704	—	—	9,215,704

Total	$133,865,650	$—	$—	$133,865,650

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.27%

AUSTRIA — 1.79%
BUWOG AG	17,268	$466,150
CA Immobilien Anlagen AG	12,685	277,855

		744,005
BELGIUM — 3.38%
Aedifica SA	2,929	230,156
Befimmo SA	3,562	207,712
Cofinimmo SA	3,683	445,578
Intervest Offices & Warehouses NV	2,747	71,194
Leasinvest Real Estate SCA	360	40,888
Retail Estates NV	945	77,179
Warehouses De Pauw CVA	3,003	287,247
Wereldhave Belgium NV	390	42,465

		1,402,419
FINLAND — 1.11%
Citycon OYJ	71,704	176,309
Sponda OYJ	44,782	197,597
Technopolis OYJ	25,768	86,425

		460,331
FRANCE — 19.86%
Affine SA	1,263	22,006
ANF Immobilier	1,334	28,966
Fonciere des Regions	7,267	648,424
Gecina SA	7,296	1,037,614
ICADE	6,436	477,768
Klepierre	37,453	1,469,871
Mercialys SA	7,524	146,536
Unibail-Rodamco SE	17,975	4,412,930

		8,244,115
GERMANY — 20.06%
ADLER Real Estate AGa,b	4,614	72,377
ADO Properties SAc	5,302	193,993
Alstria office REIT AG	24,197	319,881
Deutsche Euroshop AG	8,383	340,180
Deutsche Wohnen AG Bearer	61,498	2,102,133
DIC Asset AG	7,907	81,109
Grand City Properties SA	18,540	351,998
Hamborner REIT AG	13,985	146,746
LEG Immobilien AG	11,463	984,380
TAG Immobilien AG	25,923	368,951
TLG Immobilien AG	11,135	225,230
Vonovia SE	82,443	2,983,715
Vonovia SE New[b]	2,752	99,598

Security	Shares	Value
WCM Beteiligungs & Grundbesitz-AGa	15,847	$55,290

		8,325,581
IRELAND — 1.08%
Green REIT PLC	124,431	184,956
Hibernia REIT PLC	124,259	172,523
Irish Residential Properties REIT PLC	63,905	91,162

		448,641
ITALY — 0.44%
Beni Stabili SpA SIIQ	194,392	123,411
Immobiliare Grande Distribuzione SIIQ SpA	66,622	59,635

		183,046
NETHERLANDS — 2.19%
Eurocommercial Properties NV	8,625	335,067
NSI NV	25,036	105,671
VastNed Retail NV	3,463	129,328
Wereldhave NV	7,364	339,044

		909,110
NORWAY — 0.56%
Entra ASA[c]	17,097	196,586
Norwegian Property ASA	31,347	36,959

		233,545
SPAIN — 3.83%
Axiare Patrimonio SOCIMI SA	10,692	177,440
Hispania Activos Inmobiliarios SOCIMI SA	16,192	244,383
Inmobiliaria Colonial SA	43,027	333,555
Lar Espana Real Estate SOCIMI SA	15,882	131,440
Merlin Properties SOCIMI SA	59,204	700,469

		1,587,287
SWEDEN — 7.58%
Castellum AB	49,892	683,460
D. Carnegie & Co. ABa	6,434	78,111
Dios Fastigheter AB	15,344	78,671
Fabege AB	24,156	416,295
Fastighets AB Balder Class Ba	17,571	392,504
Hemfosa Fastigheter AB	17,363	160,986
Hufvudstaden AB Class A	20,261	317,593
Klovern AB Class B	102,933	108,457
Kungsleden AB	34,638	194,024
Pandox AB	10,528	176,798
Wallenstam AB Class B	35,760	304,906
Wihlborgs Fastigheter AB	12,091	235,681

		3,147,486

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
SWITZERLAND — 5.50%
Allreal Holding AG Registered	1,748	$300,626
Mobimo Holding AG Registered	1,126	302,582
PSP Swiss Property AG Registered	7,270	651,448
Swiss Prime Site AG Registered	11,875	1,028,900

		2,283,556
UNITED KINGDOM — 31.89%
Assura PLC	301,771	239,130
Big Yellow Group PLC	26,010	260,454
British Land Co. PLC (The)	186,963	1,587,964
Capital & Counties Properties PLC	134,150	548,092
Capital & Regional PLC	96,904	75,535
Custodian Reit PLC	56,063	80,510
Daejan Holdings PLC	886	77,831
Derwent London PLC	18,181	692,478
Empiric Student Property PLC	91,419	129,509
F&C Commercial Property Trust Ltd.	96,223	188,849
F&C UK REIT	43,404	58,119
GCP Student Living PLC	61,242	120,234
Grainger PLC	75,022	242,552
Great Portland Estates PLC	62,719	561,508
Hammerson PLC	144,771	1,100,373
Hansteen Holdings PLC	136,049	217,905
Helical PLC	18,009	77,120
Intu Properties PLC	160,876	573,824
Kennedy Wilson Europe Real Estate PLC	17,761	238,744
Land Securities Group PLC	143,608	2,054,869
LondonMetric Property PLC	117,608	256,230
Medicx Fund Ltd.	73,648	85,039
NewRiver REIT PLC	42,697	192,177
Picton Property Income Ltd. (The)	98,520	107,385
Primary Health Properties PLC	104,487	153,091
Redefine International PLC/Isle of Man	217,958	107,859
Regional REIT Ltd.[c]	41,009	56,769
Safestore Holdings PLC	37,780	197,955
Schroder REIT Ltd.	94,576	80,144
Segro PLC	181,406	1,139,909
Shaftesbury PLC	41,612	501,747
Standard Life Investment Property Income Trust Ltd.	69,170	80,764
Target Healthcare REIT Ltd.	43,409	66,269
Tritax Big Box REIT PLC	201,525	365,012
UK Commercial Property Trust Ltd.[b]	120,876	138,712
UNITE Group PLC (The)	40,487	338,899

Security	Shares	Value
Workspace Group PLC	21,473	$240,164

		13,233,725

TOTAL COMMON STOCKS
(Cost: $45,164,490)		41,202,847

RIGHTS — 0.00%

UNITED KINGDOM — 0.00%
Tritax Big Box REIT PLC (Expires 05/10/17)[a]	19,116	989

		989

TOTAL RIGHTS
(Cost: $0)		989

SHORT-TERM INVESTMENTS — 0.84%

MONEY MARKET FUNDS — 0.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	318,995	319,123
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	27,687	27,687

		346,810

TOTAL SHORT-TERM INVESTMENTS
(Cost: $346,730)		346,810

TOTAL INVESTMENTS IN SECURITIES — 100.11% (Cost: $45,511,220)[g]		41,550,646
Other Assets, Less Liabilities — (0.11)%		(47,011)

NET ASSETS — 100.00%		$41,503,635

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $46,100,976. Net unrealized depreciation was $4,550,330, of which $1,466,719 represented gross unrealized appreciation on securities and $6,017,049 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$41,103,249	$99,598	$—	$41,202,847
Rights	—	989	—	989
Money market funds	346,810	—	—	346,810

Total	$41,450,059	$100,587	$—	$41,550,646

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL REIT ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.57%

AUSTRALIA — 7.31%
BWP Trust	153,250	$334,655
Charter Hall Retail REIT	111,373	372,308
Cromwell Property Group	452,118	327,973
Dexus Property Group	298,165	2,274,423
Goodman Group	541,753	3,285,765
GPT Group (The)	554,639	2,177,630
Investa Office Fund	177,035	628,879
Mirvac Group	1,143,635	1,941,456
Scentre Group	1,557,974	5,021,712
Shopping Centres Australasia Property Group	232,489	401,632
Stockland	735,268	2,666,870
Vicinity Centres	1,017,091	2,190,618
Westfield Corp.	589,364	4,002,062

		25,625,983
BELGIUM — 0.58%
Aedifica SA	5,221	410,259
Cofinimmo SA	6,677	807,799
Intervest Offices & Warehouses NV	5,835	151,226
Leasinvest Real Estate SCA	689	78,255
Warehouses De Pauw CVA	5,332	510,023
Wereldhave Belgium NV	689	75,021

		2,032,583
CANADA — 3.11%
Allied Properties REIT	25,554	684,592
Artis REIT	44,606	443,026
Boardwalk REIT[a]	12,568	423,284
Canadian Apartment Properties REIT	42,245	1,046,470
Canadian REIT	23,088	833,822
Cominar REIT	55,836	577,839
Crombie REIT	26,105	276,839
Dream Global REIT	35,107	254,194
Dream Office REIT	35,171	499,797
Granite REIT	15,214	544,780
H&R REIT	86,753	1,469,465
Killam Apartment REIT	19,089	179,400
Milestone Apartments REIT	24,187	391,825
Northview Apartment Real Estate Investment Trust	15,501	257,915
Pure Industrial Real Estate Trust	68,242	325,913
RioCan REIT	99,190	1,881,077

Security	Shares	Value
Smart REIT	34,908	$826,171

		10,916,409
CHINA — 0.12%
Spring REIT[a]	417,000	174,251
Yuexiu REIT[a]	417,000	245,561

		419,812
FRANCE — 3.95%
Affine SA	3,120	54,360
ANF Immobilier	2,834	61,537
Fonciere des Regions	11,416	1,018,633
Gecina SA	12,295	1,748,556
ICADE	10,935	811,746
Klepierre	63,861	2,506,273
Mercialys SA	13,042	254,004
Unibail-Rodamco SE	30,157	7,403,656

		13,858,765
GERMANY — 0.23%
Alstria office REIT AGa	41,518	548,862
Hamborner REIT AG	24,993	262,254

		811,116
GREECE — 0.00%
Grivalia Properties REIC AE	1,008	9,374

		9,374
HONG KONG — 1.53%
Champion REIT	689,000	448,257
Link REIT	682,000	4,906,159

		5,354,416
IRELAND — 0.23%
Green REIT PLC	218,446	324,702
Hibernia REIT PLC	220,072	305,550
Irish Residential Properties REIT PLC	117,099	167,045

		797,297
ITALY — 0.11%
Beni Stabili SpA SIIQ	386,980	245,677
Immobiliare Grande Distribuzione SIIQ SpA	143,930	128,834

		374,511
JAPAN — 7.04%
Activia Properties Inc.	186	886,032
Advance Residence Investment Corp.	390	1,027,218
AEON REIT Investment Corp.	425	464,766

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2017

Security	Shares	Value
Daiwa House REIT Investment Corp.	450	$1,137,616
Frontier Real Estate Investment Corp.	142	619,745
Fukuoka REIT Corp.	210	331,569
GLP J-REIT	828	933,701
Hulic Reit Inc.	276	443,205
Industrial & Infrastructure Fund Investment Corp.	116	511,994
Invincible Investment Corp.	962	368,506
Japan Excellent Inc.	369	431,995
Japan Hotel REIT Investment Corp.	1,234	840,232
Japan Logistics Fund Inc.	268	571,967
Japan Prime Realty Investment Corp.	265	994,909
Japan Real Estate Investment Corp.	377	1,985,279
Japan Rental Housing Investments Inc.	479	344,199
Japan Retail Fund Investment Corp.	810	1,582,650
Kenedix Office Investment Corp.	114	646,344
Mori Hills REIT Investment Corp.	454	589,748
MORI TRUST Sogo REIT Inc.	276	431,072
Nippon Accommodations Fund Inc.	142	610,191
Nippon Building Fund Inc.	389	2,069,409
Nippon Prologis REIT Inc.	509	1,076,265
Nomura Real Estate Master Fund Inc.	1,205	1,737,181
Orix JREIT Inc.	795	1,260,931
Premier Investment Corp.	417	448,536
Sekisui House Reit Inc.	276	352,335
Sekisui House SI Residential Investment Corp.	335	353,423
TOKYU REIT Inc.	276	342,431
United Urban Investment Corp.	867	1,310,572

		24,704,021
MEXICO — 0.52%
Fibra Uno Administracion SA de CV	783,582	1,357,599
Macquarie Mexico Real Estate Management SA de CV	286,600	311,552
Prologis Property Mexico SA de CV	96,200	162,059

		1,831,210

Security	Shares	Value
NETHERLANDS — 0.40%
Eurocommercial Properties NV	13,656	$530,512
NSI NV	43,211	182,384
VastNed Retail NV	5,857	218,733
Wereldhave NV	10,221	470,583

		1,402,212
NEW ZEALAND — 0.11%
Kiwi Property Group Ltd.	406,587	397,778

		397,778
SINGAPORE — 2.37%
Ascendas REIT	744,150	1,362,971
Ascott Residence Trust[a]	394,632	309,167
CapitaLand Commercial Trust	613,200	712,921
CapitaLand Mall Trust	704,600	993,104
CapitaLand Retail China Trust	200,000	227,517
CDL Hospitality Trusts[a]	243,100	269,589
First REIT	232,900	224,952
Fortune REIT	417,000	484,687
Keppel REIT[a]	657,300	498,489
Lippo Malls Indonesia Retail Trust	756,900	230,151
Mapletree Commercial Trust	597,892	682,291
Mapletree Greater China Commercial Trust[a]	581,400	445,087
Mapletree Industrial Trust	388,300	497,286
Mapletree Logistics Trust	513,800	415,393
Suntec REIT[a]	771,300	976,748

		8,330,353
SOUTH AFRICA — 1.55%
Arrowhead Properties Ltd. Class A	300,103	197,994
Delta Property Fund Ltd.	178,648	117,063
Emira Property Fund Ltd.	144,919	151,592
Growthpoint Properties Ltd.	833,286	1,595,127
Hyprop Investments Ltd.	77,987	719,284
Rebosis Property Fund Ltd.	144,654	131,860
Redefine Properties Ltd.	1,482,180	1,218,192
Resilient REIT Ltd.	83,136	723,789
SA Corporate Real Estate Ltd.	724,080	297,558
Vukile Property Fund Ltd.	195,504	277,544

		5,430,003
SPAIN — 0.61%
Axiare Patrimonio SOCIMI SA	22,359	371,061
Hispania Activos Inmobiliarios SOCIMI SA	29,640	447,352

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2017

Security	Shares	Value
Lar Espana Real Estate SOCIMI SA	24,338	$201,422
Merlin Properties SOCIMI SA	94,944	1,123,324

		2,143,159
TURKEY — 0.19%
Dogus Gayrimenkul Yatirim Ortakligi ASa,b	24,026	28,666
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	625,776	519,462
Is Gayrimenkul Yatirim Ortakligi ASa	134,599	52,646
Torunlar Gayrimenkul Yatirim Ortakligi AS	38,368	56,034

		656,808
UNITED KINGDOM — 5.16%
Big Yellow Group PLC	45,108	451,695
British Land Co. PLC (The)	319,467	2,713,383
Capital & Regional PLC	180,137	140,414
Derwent London PLC	31,524	1,200,686
F&C UK REIT	76,832	102,880
Great Portland Estates PLC	108,075	967,568
Hammerson PLC	245,371	1,865,011
Hansteen Holdings PLC	234,691	375,896
Intu Properties PLC	294,116	1,049,073
Land Securities Group PLC	245,099	3,507,090
LondonMetric Property PLC	183,128	398,976
NewRiver REIT PLC	73,306	329,947
Primary Health Properties PLC	180,504	264,469
Redefine International PLC/Isle of Man	401,998	198,933
Regional REIT Ltd.[c]	75,684	104,770
Safestore Holdings PLC	61,712	323,352
Schroder REIT Ltd.	179,431	152,051
Segro PLC	286,661	1,801,304
Shaftesbury PLC	69,739	840,895
Standard Life Investment Property Income Trust Ltd.	115,513	134,874
Target Healthcare REIT Ltd.	87,621	133,764
Tritax Big Box REIT PLC	339,378	614,698
Workspace Group PLC	37,614	420,693

		18,092,422
UNITED STATES — 64.45%
Acadia Realty Trust	22,833	663,984
Agree Realty Corp.[a]	8,307	402,723
Alexander’s Inc.[a]	828	360,023

Security	Shares	Value
Alexandria Real Estate Equities Inc.	27,324	$3,074,223
American Assets Trust Inc.	11,989	513,489
American Campus Communities Inc.	40,592	1,923,655
American Homes 4 Rent Class A	69,022	1,590,957
Apartment Investment & Management Co. Class A	47,974	2,098,383
Apple Hospitality REIT Inc.	65,216	1,221,496
Ashford Hospitality Trust Inc.	32,765	204,781
AvalonBay Communities Inc.[a]	41,943	7,962,459
Boston Properties Inc.	47,020	5,952,732
Brandywine Realty Trust	55,279	938,085
Brixmor Property Group Inc.	94,128	1,859,028
Camden Property Trust	26,891	2,213,936
Care Capital Properties Inc.[a]	25,993	698,432
CareTrust REIT Inc.	19,490	331,720
CBL & Associates Properties Inc.[a]	51,888	479,964
Cedar Realty Trust Inc.	18,980	102,112
Chatham Lodging Trust[a]	9,111	176,389
Chesapeake Lodging Trust	19,368	451,468
Colony Starwood Homes	15,483	535,247
Columbia Property Trust Inc.	39,236	882,810
Corporate Office Properties Trust[a]	29,627	969,988
Cousins Properties Inc.	107,268	910,705
CubeSmart	55,780	1,413,465
DCT Industrial Trust Inc.	28,001	1,415,731
DDR Corp.	97,271	1,051,500
DiamondRock Hospitality Co.[a]	65,857	725,086
Digital Realty Trust Inc.[a]	48,558	5,576,401
Douglas Emmett Inc.	43,759	1,648,402
Duke Realty Corp.	108,256	3,001,939
DuPont Fabros Technology Inc.	23,740	1,223,797
EastGroup Properties Inc.[a]	9,953	778,822
Education Realty Trust Inc.[a]	22,816	884,576
Empire State Realty Trust Inc. Class A	37,148	772,678
EPR Properties	19,963	1,451,510
Equity Commonwealth[b]	38,696	1,237,885
Equity Lifestyle Properties Inc.	23,915	1,934,963
Equity Residential	110,140	7,112,841
Essex Property Trust Inc.	19,908	4,866,909
Extra Space Storage Inc.	35,995	2,718,702
Federal Realty Investment Trust	22,088	2,891,098
FelCor Lodging Trust Inc.	48,190	373,472

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2017

Security	Shares	Value
First Industrial Realty Trust Inc.	36,504	$1,027,223
First Potomac Realty Trust	19,961	219,571
Forest City Realty Trust Inc. Class A	72,679	1,642,545
Franklin Street Properties Corp.	31,009	376,139
Gaming and Leisure Properties Inc.	63,583	2,212,688
Getty Realty Corp.[a]	10,372	265,523
GGP Inc.	154,598	3,340,863
Government Properties Income Trust	1,741	37,118
Gramercy Property Trust[a]	43,509	1,209,115
HCP Inc.	142,298	4,461,042
Healthcare Realty Trust Inc.[a]	36,328	1,191,558
Healthcare Trust of America Inc. Class A	43,770	1,395,825
Hersha Hospitality Trust	11,984	220,985
Highwoods Properties Inc.	30,713	1,562,677
Hospitality Properties Trust	32,018	1,019,133
Host Hotels & Resorts Inc.	229,488	4,119,310
Hudson Pacific Properties Inc.[a]	44,331	1,523,213
Investors Real Estate Trust	40,322	238,303
Invitation Homes Inc.[b]	22,908	493,667
Kilroy Realty Corp.	28,525	2,011,868
Kimco Realty Corp.	130,152	2,640,784
Kite Realty Group Trust[a]	24,153	491,755
LaSalle Hotel Properties[a]	36,326	1,037,471
Lexington Realty Trust	75,367	766,482
Liberty Property Trust	46,192	1,874,009
Life Storage Inc.	14,395	1,128,424
LTC Properties Inc.	12,506	598,287
Macerich Co. (The)	44,174	2,757,783
Mack-Cali Realty Corp.	28,001	757,427
Medical Properties Trust Inc.	98,096	1,282,115
Mid-America Apartment Communities Inc.	34,667	3,439,313
Monmouth Real Estate Investment Corp.	21,890	328,350
Monogram Residential Trust Inc.	52,877	538,288
National Health Investors Inc.[a]	11,418	835,455
National Retail Properties Inc.	45,719	1,930,256
New Senior Investment Group Inc.	26,646	277,651
Omega Healthcare Investors Inc.	53,428	1,763,124
Paramount Group Inc.[a]	45,650	748,660
Parkway Inc.	13,337	268,741
Pebblebrook Hotel Trust[a]	22,088	657,339

Security	Shares	Value
Pennsylvania REIT[a]	20,417	$282,775
Physicians Realty Trust	42,007	825,017
Piedmont Office Realty Trust Inc. Class A	45,108	985,610
Prologis Inc.	160,111	8,711,639
PS Business Parks Inc.	6,674	811,158
Public Storage	44,061	9,225,492
QTS Realty Trust Inc. Class A	13,693	731,754
Quality Care Properties Inc.[b]	28,558	495,481
Ramco-Gershenson Properties Trust	25,291	337,129
Realty Income Corp.[a]	78,909	4,604,340
Regency Centers Corp.	44,969	2,841,141
Retail Opportunity Investments Corp.	25,859	532,695
Retail Properties of America Inc. Class Aa	72,657	969,244
Rexford Industrial Realty Inc.	20,491	511,046
RLJ Lodging Trust	40,032	860,288
Ryman Hospitality Properties Inc.	15,287	975,005
Sabra Health Care REIT Inc.	21,045	572,214
Saul Centers Inc.[a]	4,462	267,943
Select Income REIT	21,862	547,862
Senior Housing Properties Trust	52,476	1,129,284
Seritage Growth Properties Class Aa	7,845	325,567
Silver Bay Realty Trust Corp.	11,958	256,260
Simon Property Group Inc.	95,556	15,791,585
SL Green Realty Corp.	30,975	3,250,207
Spirit Realty Capital Inc.	143,930	1,355,821
STAG Industrial Inc.[a]	23,470	618,669
STORE Capital Corp.[a]	47,903	1,149,193
Summit Hotel Properties Inc.	25,184	416,292
Sun Communities Inc.	20,475	1,711,915
Sunstone Hotel Investors Inc.	69,176	1,030,031
Tanger Factory Outlet Centers Inc.	29,898	932,519
Taubman Centers Inc.	18,275	1,143,101
Terreno Realty Corp.	14,682	453,380
Tier REIT Inc.	15,287	264,618
UDR Inc.	82,131	3,066,772
Universal Health Realty Income Trust[a]	1,124	78,399
Urban Edge Properties	26,802	683,451
Urstadt Biddle Properties Inc. Class A	1,154	22,688

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2017

Security	Shares	Value
Ventas Inc.	107,954	$6,910,136
VEREIT Inc.	297,660	2,491,414
Vornado Realty Trust	51,916	4,996,396
Washington Prime Group Inc.	58,963	518,874
Washington REIT	22,942	726,573
Weingarten Realty Investors	35,445	1,161,533
Welltower Inc.	110,694	7,907,979
WP Carey Inc.	27,730	1,735,898
Xenia Hotels & Resorts Inc.	35,060	612,148

		226,117,182

TOTAL COMMON STOCKS
(Cost: $350,695,092)		349,305,414

RIGHTS — 0.00%

UNITED KINGDOM — 0.00%
Tritax Big Box REIT PLC (Expires 05/10/17)[b]	30,852	1,596

		1,596

TOTAL RIGHTS
(Cost: $0)		1,596

SHORT-TERM INVESTMENTS — 4.68%

MONEY MARKET FUNDS — 4.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	16,058,407	16,064,830

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	367,526	$367,526

		16,432,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,430,208)		16,432,356

TOTAL INVESTMENTS IN SECURITIES — 104.25% (Cost: $367,125,300)[g]		365,739,366
Other Assets, Less Liabilities — (4.25)%		(14,920,458)

NET ASSETS — 100.00%		$350,818,908

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $371,497,611. Net unrealized depreciation was $5,758,245, of which $12,063,386 represented gross unrealized appreciation on securities and $17,821,631 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$348,913,589	$391,825	$—	$349,305,414
Rights	—	1,596	—	1,596
Money market funds	16,432,356	—	—	16,432,356

Total	$365,345,945	$393,421	$—	$365,739,366

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.45%

AUSTRALIA — 12.84%
BGP Holdings PLC[a]	6,603,392	$72
BWP Trust	391,460	854,839
Charter Hall Retail REIT	274,170	916,520
Cromwell Property Group	1,189,920	863,185
Dexus Property Group	776,075	5,919,952
Goodman Group	1,422,835	8,629,582
GPT Group (The)	1,434,120	5,630,658
Investa Office Fund	454,915	1,615,988
Mirvac Group	2,954,265	5,015,216
Scentre Group	4,091,645	13,188,323
Shopping Centres Australasia Property Group	589,492	1,018,367
Stockland	1,915,860	6,948,961
Vicinity Centres	2,630,240	5,665,030
Westfield Corp.	1,547,155	10,505,918

		66,772,611
AUSTRIA — 0.63%
BUWOG AG	76,119	2,054,837
CA Immobilien Anlagen AG	54,945	1,203,528

		3,258,365
BELGIUM — 1.19%
Aedifica SA	12,950	1,017,593
Befimmo SA	15,726	917,034
Cofinimmo SA	16,095	1,947,210
Intervest Offices & Warehouses NV	12,580	326,036
Leasinvest Real Estate SCA	1,480	168,095
Retail Estates NV	4,070	332,402
Warehouses De Pauw CVA	13,248	1,267,216
Wereldhave Belgium NV	1,853	201,762

		6,177,348
CANADA — 6.01%
Allied Properties REIT	67,906	1,819,203
Artis REIT	118,955	1,181,459
Boardwalk REIT[b]	30,340	1,021,836
Canadian Apartment Properties REIT	108,410	2,685,473
Canadian REIT	58,645	2,117,962
Chartwell Retirement Residences	152,848	1,737,188
Cominar REIT	145,225	1,502,914
Crombie REIT	69,930	741,597
Dream Global REIT	109,150	790,306
Dream Office REIT	84,545	1,201,426

Security	Shares	Value
First Capital Realty Inc.	77,531	$1,125,002
Granite REIT	37,741	1,351,422
H&R REIT	226,810	3,841,819
Killam Apartment REIT	53,835	505,946
Milestone Apartments REIT	64,380	1,042,944
Northview Apartment Real Estate Investment Trust	40,344	671,269
Pure Industrial Real Estate Trust	192,224	918,030
RioCan REIT	258,260	4,897,741
Smart REIT	88,800	2,101,637

		31,255,174
FINLAND — 0.39%
Citycon OYJ	313,945	771,943
Sponda OYJ	196,112	865,330
Technopolis OYJ	113,220	379,736

		2,017,009
FRANCE — 6.94%
Affine SA	5,550	96,699
ANF Immobilier	6,475	140,596
Fonciere des Regions	31,635	2,822,745
Gecina SA	32,005	4,551,650
ICADE	28,305	2,101,185
Klepierre	163,355	6,410,989
Mercialys SA	33,300	648,546
Unibail-Rodamco SE	78,665	19,312,551

		36,084,961
GERMANY — 7.01%
ADLER Real Estate AGa,b	20,845	326,981
ADO Properties SAc	23,369	855,042
Alstria office REIT AG	106,190	1,403,816
Deutsche Euroshop AG	36,445	1,478,928
Deutsche Wohnen AG Bearer	268,990	9,194,652
DIC Asset AG	34,595	354,872
Grand City Properties SA	81,400	1,545,447
Hamborner REIT AG	61,421	644,498
LEG Immobilien AG	50,135	4,305,322
TAG Immobilien AG	113,798	1,619,638
TLG Immobilien AG	48,655	984,156
Vonovia SE	361,015	13,065,583
Vonovia SE New[b]	11,993	434,042
WCM Beteiligungs & Grundbesitz-AGa,b	73,446	256,253

		36,469,230

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
HONG KONG — 17.09%
Champion REIT	1,480,000	$962,874
Cheung Kong Property Holdings Ltd.	2,220,000	15,927,381
Hang Lung Properties Ltd.	1,665,000	4,367,185
Henderson Land Development Co. Ltd.	925,032	5,863,553
Hongkong Land Holdings Ltd.	925,000	7,131,750
Hysan Development Co. Ltd.	469,000	2,213,075
Kerry Properties Ltd.	462,500	1,730,461
Link REIT	1,781,500	12,815,723
New World Development Co. Ltd.	4,255,333	5,301,692
Sino Land Co. Ltd.	2,590,800	4,390,424
Sun Hung Kai Properties Ltd.	1,124,000	16,865,311
Swire Properties Ltd.[b]	925,000	3,104,127
Wharf Holdings Ltd. (The)	960,900	8,209,758

		88,883,314
IRELAND — 0.39%
Green REIT PLC	550,094	817,669
Hibernia REIT PLC	558,515	775,448
Irish Residential Properties REIT PLC	300,255	428,321

		2,021,438
ISRAEL — 0.36%
Azrieli Group Ltd.	35,057	1,864,348

		1,864,348
ITALY — 0.16%
Beni Stabili SpA SIIQ	851,740	540,734
Immobiliare Grande Distribuzione SIIQ SpA	293,780	262,967

		803,701
JAPAN — 22.76%
Activia Properties Inc.	438	2,086,463
Advance Residence Investment Corp.	1,007	2,652,330
Aeon Mall Co. Ltd.	92,500	1,570,849
AEON REIT Investment Corp.	1,110	1,213,860
Daiwa House REIT Investment Corp.	1,110	2,806,118
Daiwa Office Investment Corp.	203	988,867
Frontier Real Estate Investment Corp.	370	1,614,829
Fukuoka REIT Corp.	555	876,289
GLP J-REIT	2,035	2,294,783

Security	Shares	Value
Hulic Co. Ltd.	277,500	$2,613,932
Hulic Reit Inc.	740	1,188,302
Industrial & Infrastructure Fund Investment Corp.[b]	262	1,156,401
Invincible Investment Corp.	2,405	921,266
Japan Excellent Inc.	925	1,082,915
Japan Hotel REIT Investment Corp.	2,960	2,015,466
Japan Logistics Fund Inc.	740	1,579,313
Japan Prime Realty Investment Corp.	653	2,451,606
Japan Real Estate Investment Corp.	973	5,123,809
Japan Rental Housing Investments Inc.	1,295	930,560
Japan Retail Fund Investment Corp.	2,035	3,976,164
Kenedix Office Investment Corp.	279	1,581,843
Kenedix Retail REIT Corp.	370	806,253
Mitsubishi Estate Co. Ltd.	946,500	18,085,987
Mitsui Fudosan Co. Ltd.	761,500	16,733,599
Mori Hills REIT Investment Corp.	1,110	1,441,895
MORI TRUST Sogo REIT Inc.	800	1,249,484
Nippon Accommodations Fund Inc.	370	1,589,934
Nippon Building Fund Inc.	1,015	5,399,614
Nippon Prologis REIT Inc.	1,295	2,738,239
Nomura Real Estate Holdings Inc.	92,500	1,562,550
Nomura Real Estate Master Fund Inc.	3,145	4,533,969
NTT Urban Development Corp.	92,500	833,969
Orix JREIT Inc.	2,035	3,227,666
Premier Investment Corp.	925	994,954
Sekisui House Reit Inc.	740	944,667
Sekisui House SI Residential Investment Corp.	925	975,868
Sumitomo Realty & Development Co. Ltd.	370,000	9,977,752
Tokyo Tatemono Co. Ltd.	166,500	2,271,880
TOKYU REIT Inc.	740	918,112
United Urban Investment Corp.	2,220	3,355,791

		118,368,148
NETHERLANDS — 0.76%
Eurocommercial Properties NV	37,185	1,444,573
NSI NV	112,110	473,191
VastNed Retail NV	15,355	573,441
Wereldhave NV	32,190	1,482,053

		3,973,258

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
NEW ZEALAND — 0.20%
Kiwi Property Group Ltd.	1,043,269	$1,020,665

		1,020,665
NORWAY — 0.20%
Entra ASA[c]	76,590	880,653
Norwegian Property ASA	133,755	157,699

		1,038,352
SINGAPORE — 5.46%
Ascendas REIT	1,905,595	3,490,251
CapitaLand Commercial Trust	1,610,800	1,872,755
CapitaLand Ltd.	2,016,500	5,424,655
CapitaLand Mall Trust	1,850,000	2,607,498
CDL Hospitality Trusts[b]	499,500	553,928
City Developments Ltd.	462,500	3,570,419
Fortune REIT	1,110,000	1,290,175
Keppel REIT[b]	1,535,500	1,164,506
Mapletree Commercial Trust	1,517,055	1,731,203
Mapletree Industrial Trust	1,036,000	1,326,780
Mapletree Logistics Trust	1,202,510	972,195
Suntec REIT	1,942,500	2,459,916
UOL Group Ltd.	370,000	1,916,577

		28,380,858
SPAIN — 1.34%
Axiare Patrimonio SOCIMI SA	46,620	773,686
Hispania Activos Inmobiliarios SOCIMI SA	71,440	1,078,233
Inmobiliaria Colonial SA	188,515	1,461,412
Lar Espana Real Estate SOCIMI SA	71,509	591,810
Merlin Properties SOCIMI SA	259,451	3,069,679

		6,974,820
SWEDEN — 2.65%
Castellum AB	218,537	2,993,691
D. Carnegie & Co. ABa	29,231	354,873
Dios Fastigheter AB	70,814	363,075
Fabege AB	106,005	1,826,847
Fastighets AB Balder Class Ba	76,960	1,719,145
Hemfosa Fastigheter AB	76,243	706,911
Hufvudstaden AB Class A	88,985	1,394,850
Klovern AB Class B	451,237	475,453
Kungsleden AB	150,155	841,091
Pandox AB	45,510	764,256
Wallenstam AB Class B	156,562	1,334,918
Wihlborgs Fastigheter AB	52,355	1,020,517

		13,795,627

Security	Shares	Value
SWITZERLAND — 1.93%
Allreal Holding AG Registered	7,955	$1,368,121
Mobimo Holding AG Registered	4,995	1,342,270
PSP Swiss Property AG Registered	31,820	2,851,318
Swiss Prime Site AG Registered	51,800	4,488,171

		10,049,880
UNITED KINGDOM — 11.14%
Assura PLC	1,323,675	1,048,909
Big Yellow Group PLC	114,145	1,143,005
British Land Co. PLC (The)	814,371	6,916,833
Capital & Counties Properties PLC	589,225	2,407,374
Capital & Regional PLC	451,585	352,003
Custodian Reit PLC	249,195	357,860
Daejan Holdings PLC	4,255	373,783
Derwent London PLC	78,255	2,980,576
Empiric Student Property PLC	410,145	581,034
F&C Commercial Property Trust Ltd.	412,365	809,315
F&C UK REIT	177,970	238,307
GCP Student Living PLC	266,400	523,014
Grainger PLC	320,975	1,037,738
Great Portland Estates PLC	269,175	2,409,856
Hammerson PLC	629,370	4,783,703
Hansteen Holdings PLC	596,810	955,888
Helical PLC	82,695	354,126
Intu Properties PLC	698,005	2,489,692
Kennedy Wilson Europe Real Estate PLC	77,708	1,044,556
Land Securities Group PLC	627,533	8,979,290
LondonMetric Property PLC	500,243	1,089,867
Medicx Fund Ltd.	321,345	371,048
NewRiver REIT PLC	187,128	842,255
Picton Property Income Ltd. (The)	457,534	498,705
Primary Health Properties PLC	479,981	703,255
Redefine International PLC/Isle of Man	962,489	476,297
Regional REIT Ltd.[c]	194,805	269,671
Safestore Holdings PLC	162,364	850,736
Schroder REIT Ltd.	397,567	336,901
Segro PLC	793,650	4,987,092
Shaftesbury PLC	184,095	2,219,771
Standard Life Investment Property Income Trust Ltd.	318,570	371,965
Target Healthcare REIT Ltd.	217,375	331,850
Tritax Big Box REIT PLC	896,336	1,623,488
UK Commercial Property Trust Ltd.[b]	531,320	609,719

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2017

Security	Shares	Value
UNITE Group PLC (The)	177,890	$1,489,039
Workspace Group PLC	94,165	1,053,185

		57,911,706

TOTAL COMMON STOCKS
(Cost: $540,450,982)		517,120,813

RIGHTS — 0.00%

UNITED KINGDOM — 0.00%
Tritax Big Box REIT PLC (Expires 05/10/17)[a]	81,485	4,217

		4,217

TOTAL RIGHTS
(Cost: $0)		4,217

SHORT-TERM INVESTMENTS — 1.30%

MONEY MARKET FUNDS — 1.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[d,e,f]	6,245,151	6,247,649

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[d,e]	511,831	$511,831

		6,759,480

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,758,260)		6,759,480

TOTAL INVESTMENTS IN SECURITIES — 100.75% (Cost: $547,209,242)[g]		523,884,510
Other Assets, Less Liabilities — (0.75)%		(3,913,400)

NET ASSETS — 100.00%		$519,971,110

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $565,324,707. Net unrealized depreciation was $41,440,197, of which $20,811,071 represented gross unrealized appreciation on securities and $62,251,268 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$515,643,755	$1,476,986	$72	$517,120,813
Rights	—	4,217	—	4,217
Money market funds	6,759,480	—	—	6,759,480

Total	$522,403,235	$1,481,203	$72	$523,884,510

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2017

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,999,266,620	$114,009,706	$45,164,490
Affiliated (Note 2)	296,835,715	9,215,016	346,730

Total cost of investments	$3,296,102,335	$123,224,722	$45,511,220

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,235,592,587	$124,649,946	$41,203,836
Affiliated (Note 2)	296,905,512	9,215,704	346,810

Total fair value of investments	3,532,498,099	133,865,650	41,550,646
Foreign currency, at value[b]	—	—	182,295
Receivables:
Dividends and interest	1,510,774	100,033	129,224
Tax reclaims	—	—	50,450

Total Assets	3,534,008,873	133,965,683	41,912,615

LIABILITIES
Payables:
Investment securities purchased	—	136,735	52,308
Collateral for securities on loan (Note 1)	293,329,952	9,055,831	318,724
Capital shares redeemed	6,411	—	21,375
Investment advisory fees (Note 2)	924,505	7,818	16,573

Total Liabilities	294,260,868	9,200,384	408,980

NET ASSETS	$3,239,748,005	$124,765,299	$41,503,635

Net assets consist of:
Paid-in capital	$3,196,120,426	$117,792,063	$48,714,827
Undistributed net investment income	—	—	46,855
Accumulated net realized loss	(192,768,185)	(3,667,692)	(3,297,600)
Net unrealized appreciation (depreciation)	236,395,764	10,640,928	(3,960,447)

NET ASSETS	$3,239,748,005	$124,765,299	$41,503,635

Shares outstanding[c]	32,500,000	2,550,000	1,150,000

Net asset value per share	$99.68	$48.93	$36.09

[a]	Securities on loan with values of $279,679,645, $8,629,470 and $296,286, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $182,062, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2017

	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments, at cost:
Unaffiliated	$350,695,092	$540,450,982
Affiliated (Note 2)	16,430,208	6,758,260

Total cost of investments	$367,125,300	$547,209,242

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$349,307,010	$517,125,030
Affiliated (Note 2)	16,432,356	6,759,480

Total fair value of investments	365,739,366	523,884,510
Foreign currency, at value[b]	494,546	1,010,747
Receivables:
Dividends and interest	653,936	1,769,719
Tax reclaims	43,682	194,763
Foreign withholding tax claims (Note 7)	—	93,808

Total Assets	366,931,530	526,953,547

LIABILITIES
Payables:
Investment securities purchased	8,909	536,877
Collateral for securities on loan (Note 1)	16,058,882	6,244,324
Professional fees (Note 7)	—	938
Investment advisory fees (Note 2)	44,831	200,298

Total Liabilities	16,112,622	6,982,437

NET ASSETS	$350,818,908	$519,971,110

Net assets consist of:
Paid-in capital	$355,630,256	$625,867,971
Distributions in excess of net investment income	(2,331,652)	(1,053,411)
Accumulated net realized loss	(1,097,012)	(81,518,404)
Net unrealized depreciation	(1,382,684)	(23,325,046)

NET ASSETS	$350,818,908	$519,971,110

Shares outstanding[c]	13,800,000	18,500,000

Net asset value per share	$25.42	$28.11

[a]	Securities on loan with values of $15,370,365 and $5,940,354, respectively. See Note 1.
[b]	Cost of foreign currency: $492,797 and $1,009,628, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2017

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$100,522,483	$2,255,540	$1,902,504
Dividends — affiliated (Note 2)	13,460	466	114
Securities lending income — affiliated — net (Note 2)	827,820	12,199	10,179

Total investment income	101,363,763	2,268,205	1,912,797

EXPENSES
Investment advisory fees (Note 2)	12,830,013	221,037	284,000

Total expenses	12,830,013	221,037	284,000

Net investment income	88,533,750	2,047,168	1,628,797

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,421,360	(955,921)	(872,356)
Investments — affiliated (Note 2)	54,557	455	318
In-kind redemptions — unaffiliated	260,435,289	5,089,586	(1,384,450)
Foreign currency transactions	—	—	(27,039)
Payment from affiliate (Note 2)	—	4,569	—
Realized gain distributions from affiliated funds	469	10	2

Net realized gain (loss)	262,911,675	4,138,699	(2,283,525)

Net change in unrealized appreciation/depreciation on:
Investments	(239,218,059)	(2,249,143)	(3,547,635)
Translation of assets and liabilities in foreign currencies	—	—	(5,648)

Net change in unrealized appreciation/depreciation	(239,218,059)	(2,249,143)	(3,553,283)

Net realized and unrealized gain (loss)	23,693,616	1,889,556	(5,836,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,227,366	$3,936,724	$(4,208,011)

[a]	Net of foreign withholding tax of $ —, $ — and $217,206, respectively.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2017

	iShares Global REIT ETF	iShares International Developed Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,326,538	$20,611,783
Dividends — affiliated (Note 2)	1,482	1,581
Securities lending income — affiliated — net (Note 2)	50,371	112,097
Foreign withholding tax claims (Note 7)	—	93,808

Total investment income	8,378,391	20,819,269

EXPENSES
Investment advisory fees (Note 2)	339,671	3,000,255
Professional fees (Note 7)	—	1,144

Total expenses	339,671	3,001,399

Net investment income	8,038,720	17,817,870

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(543,358)	(13,347,712)
Investments — affiliated (Note 2)	3,800	2,104
In-kind redemptions — unaffiliated	11,938,843	7,356,449
Foreign currency transactions	6,641	(102,587)
Realized gain distributions from affiliated funds	5	17

Net realized gain (loss)	11,405,931	(6,091,729)

Net change in unrealized appreciation/depreciation on:
Investments	(12,682,787)	(27,703,446)
Translation of assets and liabilities in foreign currencies	(3,911)	(62,615)

Net change in unrealized appreciation/depreciation	(12,686,698)	(27,766,061)

Net realized and unrealized loss	(1,280,767)	(33,857,790)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,757,953	$(16,039,920)

[a]	Net of foreign withholding tax of $429,519 and $1,933,369, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$88,533,750	$78,481,634	$2,047,168	$1,744,631
Net realized gain	262,911,675	195,209,913	4,138,699	3,722,641
Net change in unrealized appreciation/depreciation	(239,218,059)	14,316,745	(2,249,143)	869,794

Net increase in net assets resulting from operations	112,227,366	288,008,292	3,936,724	6,337,066

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(139,614,589)	(128,976,895)	(2,995,924)	(3,189,819)

Total distributions to shareholders	(139,614,589)	(128,976,895)	(2,995,924)	(3,189,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	711,492,672	778,657,102	68,418,181	—
Cost of shares redeemed	(1,124,603,633)	(667,591,818)	(18,916,999)	(14,003,764)

Net increase (decrease) in net assets from capital share transactions	(413,110,961)	111,065,284	49,501,182	(14,003,764)

INCREASE (DECREASE) IN NET ASSETS	(440,498,184)	270,096,681	50,441,982	(10,856,517)

NET ASSETS
Beginning of year	3,680,246,189	3,410,149,508	74,323,317	85,179,834

End of year	$3,239,748,005	$3,680,246,189	$124,765,299	$74,323,317

SHARES ISSUED AND REDEEMED
Shares sold	6,950,000	8,000,000	1,400,000	—
Shares redeemed	(11,250,000)	(7,050,000)	(400,000)	(300,000)

Net increase (decrease) in shares outstanding	(4,300,000)	950,000	1,000,000	(300,000)

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Europe Developed Real Estate ETF		iShares Global REIT ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,628,797	$1,725,599	$8,038,720	$1,896,039
Net realized gain (loss)	(2,283,525)	2,426,420	11,405,931	(197,168)
Net change in unrealized appreciation/depreciation	(3,553,283)	(4,347,478)	(12,686,698)	11,343,850

Net increase (decrease) in net assets resulting from operations	(4,208,011)	(195,459)	6,757,953	13,042,721

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,664,667)	(2,481,890)	(11,961,771)	(2,198,076)
From net realized gain	—	—	(308,465)	—

Total distributions to shareholders	(1,664,667)	(2,481,890)	(12,270,236)	(2,198,076)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,683,040	27,968,405	282,082,713	110,839,557
Cost of shares redeemed	(32,422,164)	(27,921,455)	(70,661,906)	—

Net increase (decrease) in net assets from capital share transactions	(30,739,124)	46,950	211,420,807	110,839,557

INCREASE (DECREASE) IN NET ASSETS	(36,611,802)	(2,630,399)	205,908,524	121,684,202

NET ASSETS
Beginning of year	78,115,437	80,745,836	144,910,384	23,226,182

End of year	$41,503,635	$78,115,437	$350,818,908	$144,910,384

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$46,855	$(60,725)	$(2,331,652)	$(294,733)

SHARES ISSUED AND REDEEMED
Shares sold	50,000	750,000	11,000,000	4,600,000
Shares redeemed	(950,000)	(750,000)	(2,700,000)	—

Net increase (decrease) in shares outstanding	(900,000)	—	8,300,000	4,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Developed Real Estate ETF
	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,817,870	$20,071,286
Net realized gain (loss)	(6,091,729)	711,729
Net change in unrealized appreciation/depreciation	(27,766,061)	(65,604,469)

Net decrease in net assets resulting from operations	(16,039,920)	(44,821,454)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,765,645)	(29,775,478)

Total distributions to shareholders	(34,765,645)	(29,775,478)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	241,248,345	95,476,932
Cost of shares redeemed	(370,950,015)	(320,738,363)

Net decrease in net assets from capital share transactions	(129,701,670)	(225,261,431)

DECREASE IN NET ASSETS	(180,507,235)	(299,858,363)

NET ASSETS
Beginning of year	700,478,345	1,000,336,708

End of year	$519,971,110	$700,478,345

Distributions in excess of net investment income included in net assets at end of year	$(1,053,411)	$(340,187)

SHARES ISSUED AND REDEEMED
Shares sold	8,600,000	3,400,000
Shares redeemed	(13,400,000)	(11,200,000)

Net decrease in shares outstanding	(4,800,000)	(7,800,000)

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$100.01	$95.12	$85.53	$88.36	$78.78

Income from investment operations:
Net investment income[a]	2.42	2.23	2.41	2.07	1.91
Net realized and unrealized gain (loss)[b]	1.15	6.33	10.13	(2.30)	10.03

Total from investment operations	3.57	8.56	12.54	(0.23)	11.94

Less distributions from:
Net investment income	(3.90)	(3.67)	(2.95)	(2.60)	(2.36)

Total distributions	(3.90)	(3.67)	(2.95)	(2.60)	(2.36)

Net asset value, end of year	$99.68	$100.01	$95.12	$85.53	$88.36

Total return	3.58%	9.22%	14.80%	0.05%	15.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,239,748	$3,680,246	$3,410,150	$2,715,666	$3,189,852
Ratio of expenses to average net assets	0.34%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.37%	2.33%	2.57%	2.58%	2.40%
Portfolio turnover rate[c]	8%	14%	8%	13%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core U.S.REIT ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$47.95	$46.04	$42.38	$45.04	$39.29

Income from investment operations:
Net investment income[a]	1.27	1.02	1.04	1.17	1.14
Net realized and unrealized gain (loss)[b]	1.60	2.77	4.19	(2.30)	6.01

Total from investment operations	2.87	3.79	5.23	(1.13)	7.15

Less distributions from:
Net investment income	(1.89)	(1.88)	(1.57)	(1.53)	(1.40)

Total distributions	(1.89)	(1.88)	(1.57)	(1.53)	(1.40)

Net asset value, end of year	$48.93	$47.95	$46.04	$42.38	$45.04

Total return	6.02%	8.48%	12.44%	(2.21)%	18.73%

Ratios/Supplemental data:
Net assets, end of year (000s)	$124,765	$74,323	$85,180	$80,527	$103,598
Ratio of expenses to average net assets	0.28%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.57%	2.22%	2.26%	2.89%	2.81%
Portfolio turnover rate[c]	30%	11%	10%	19%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$38.11	$39.39	$37.33	$32.37	$27.68

Income from investment operations:
Net investment income[a]	0.97	0.93	1.18	0.96	1.09
Net realized and unrealized gain (loss)[b]	(2.09)	(0.91)	1.90	5.13	4.91

Total from investment operations	(1.12)	0.02	3.08	6.09	6.00

Less distributions from:
Net investment income	(0.90)	(1.30)	(1.02)	(1.13)	(1.31)

Total distributions	(0.90)	(1.30)	(1.02)	(1.13)	(1.31)

Net asset value, end of year	$36.09	$38.11	$39.39	$37.33	$32.37

Total return	(2.97)%	0.16%	8.39%	19.62%	22.66%

Ratios/Supplemental data:
Net assets, end of year (000s)	$41,504	$78,115	$80,746	$37,332	$16,184
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.75%	2.47%	3.15%	2.82%	3.78%
Portfolio turnover rate[c]	10%	14%	15%	9%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Period from Jul. 8, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$26.35	$25.81	$24.90

Income from investment operations:
Net investment income[b]	0.86	0.87	0.69
Net realized and unrealized gain (loss)[c]	(0.47)	0.64	0.87

Total from investment operations	0.39	1.51	1.56

Less distributions from:
Net investment income	(1.29)	(0.97)	(0.65)
Net realized gain	(0.03)	—	—

Total distributions	(1.32)	(0.97)	(0.65)

Net asset value, end of period	$25.42	$26.35	$25.81

Total return	1.53%	6.17%	6.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$350,819	$144,910	$23,226
Ratio of expenses to average net assets[e]	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.31%	3.47%	3.23%
Portfolio turnover rate[f]	5%	9%	12%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$30.06	$32.17	$30.79	$36.55	$29.21

Income from investment operations:
Net investment income[a]	0.82	0.75	1.16	0.93	0.95
Net realized and unrealized gain (loss)[b]	(0.76)	(1.79)	1.27	(3.08)	8.27

Total from investment operations	0.06	(1.04)	2.43	(2.15)	9.22

Less distributions from:
Net investment income	(2.01)	(1.07)	(1.05)	(3.61)	(1.88)

Total distributions	(2.01)	(1.07)	(1.05)	(3.61)	(1.88)

Net asset value, end of year	$28.11	$30.06	$32.17	$30.79	$36.55

Total return	0.63%[c]	(3.11)%	8.06%	(5.27)%	32.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$519,971	$700,478	$1,000,337	$775,820	$1,977,536
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	0.48%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.85%[c]	2.56%	3.71%	2.86%	2.99%
Portfolio turnover rate[d]	7%	12%	11%	9%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 7), which resulted in the following increases:
•	Total return by 0.04%.
•	Ratio of net investment income to average net assets by 0.01%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT[a]	Non-diversified
Europe Developed Real Estate	Non-diversified
Global REIT	Non-diversified
International Developed Real Estate	Diversified

[a]	Formerly the iShares Real Estate 50 ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of

April 30, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Cohen & Steers REIT
Barclays Capital Inc.	$291,750	$291,750	$—
BNP Paribas New York Branch	956,940	956,940	—
BNP Paribas Prime Brokerage Inc.	3,547,135	3,547,135	—
Citigroup Global Markets Inc.	49,019,311	49,019,311	—
Deutsche Bank Securities Inc.	8,644,279	8,644,279	—
Goldman Sachs & Co.	11,867,002	11,867,002	—
HSBC Bank PLC	6,227,676	6,227,676	—
Jefferies LLC	2,423,883	2,423,883	—
JPMorgan Securities LLC	3,911,595	3,911,595	—
Merrill Lynch, Pierce, Fenner & Smith	4,805,216	4,805,216	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	139,996,719	139,996,719	—
Nomura Securities International Inc.	978,142	978,142	—
State Street Bank & Trust Company	37,279,639	37,279,639	—
UBS Securities LLC	9,730,358	9,730,358	—

	$279,679,645	$279,679,645	$—

Core U.S. REIT
Barclays Capital Inc.	$7,827	$7,827	$—
Citigroup Global Markets Inc.	731,712	731,712	—
Credit Suisse Securities (USA) LLC	57,206	57,206	—
Deutsche Bank Securities Inc.	166,985	166,985	—
JPMorgan Securities LLC	186,674	186,674	—
Merrill Lynch, Pierce, Fenner & Smith	2,202,991	2,202,991	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,786,830	2,786,830	—
Nomura Securities International Inc.	507,771	507,771	—
State Street Bank & Trust Company	411,092	411,092	—
UBS Securities LLC	1,570,382	1,570,382	—

	$8,629,470	$8,629,470	$—

Europe Developed Real Estate
Barclays Capital Inc.	$760	$760	$—
Goldman Sachs & Co.	123,008	123,008	—
Merrill Lynch, Pierce, Fenner & Smith	172,518	172,518	—

	$296,286	$296,286	$—

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Global REIT
Citigroup Global Markets Inc.	$354,049	$354,049	$—
Credit Suisse Securities (USA) LLC	778,797	778,797	—
Deutsche Bank Securities Inc.	2,629,233	2,629,233	—
Goldman Sachs & Co.	1,976,196	1,976,196	—
HSBC Bank PLC	75,936	75,936	—
JPMorgan Securities LLC	2,574,115	2,574,115	—
Macquarie Bank Limited	473,565	473,565	—
Merrill Lynch, Pierce, Fenner & Smith	6,482,241	6,482,241	—
UBS AG	26,233	26,233	—

	$15,370,365	$15,370,365	$—

International Developed Real Estate
Barclays Capital Inc.	$434,042	$434,042	$—
Citigroup Global Markets Inc.	48,000	48,000	—
Goldman Sachs & Co.	1,039,779	1,039,779	—
Macquarie Bank Limited	1,106,281	1,106,281	—
Merrill Lynch, Pierce, Fenner & Smith	1,097,985	1,097,985	—
Morgan Stanley & Co. LLC	2,026,519	2,026,519	—
State Street Bank & Trust Company	187,748	187,748	—

	$5,940,354	$5,940,354	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.3500%	First $121 billion
0.3325[a]	Over $121 billion, up to and including $181 billion
0.3159[a]	Over $181 billion, up to and including $231 billion
0.3001[a]	Over $231 billion, up to and including $281 billion
0.2851[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Europe Developed Real Estate	0.48
Global REIT	0.14
International Developed Real Estate	0.48

Prior to November 3, 2016, for its investment advisory services to the iShares Core U.S. REIT ETF, BFA was entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of the Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013,

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$419,897
Core U.S. REIT	6,190
Europe Developed Real Estate	2,405
Global REIT	15,629
International Developed Real Estate	27,003

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

The iShares Core U.S. REIT ETF received a payment from BFA to compensate the Fund for transaction costs incurred in rebalancing its portfolio in connection with the change of its underlying index on November 3, 2016. The payment is reported in the Fund’s statement of operations under “Payment from affiliate”.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$24,141,688	$5,691,505
Core U.S. REIT	436,729	638,373
Europe Developed Real Estate	4,627	86,780
International Developed Real Estate	57,024	859,938

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$311,470,015	$310,301,063
Core U.S. REIT	26,199,542	24,387,825
Europe Developed Real Estate	5,615,031	6,818,913
Global REIT	30,101,577	12,607,676
International Developed Real Estate	42,621,890	62,679,316

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$706,105,823	$1,119,739,797
Core U.S. REIT	66,568,028	18,689,525
Europe Developed Real Estate	1,644,168	31,166,797
Global REIT	257,109,608	66,519,914
International Developed Real Estate	233,135,982	360,245,269

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a Fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Cohen & Steers REIT	$34,074,816	$51,080,839	$(85,155,655)
Core U.S. REIT	3,932,190	948,756	(4,880,946)
Europe Developed Real Estate	(2,633,925)	143,450	2,490,475
Global REIT	10,010,755	1,886,132	(11,896,887)
International Developed Real Estate	(19,758,725)	16,234,551	3,524,174

The tax character of distributions paid during the year ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
Cohen & Steers REIT
Ordinary income	$139,614,589	$128,976,895

Core U.S. REIT
Ordinary income	$2,995,924	$3,189,819

Europe Developed Real Estate
Ordinary income	$1,664,667	$2,481,890

Global REIT
Long-term capital gain	$308,465	$—
Ordinary income	11,961,771	2,198,076

	$12,270,236	$2,198,076

International Developed Real Estate
Ordinary income	$34,765,645	$29,775,478

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Cohen & Steers REIT	$—	$—	$(96,413,332)	$143,112,745	$(3,071,834)	$43,627,579
Core U.S. REIT	—	—	(2,669,515)	9,642,751	—	6,973,236
Europe Developed Real Estate	264,838	—	(2,925,883)	(4,550,147)	—	(7,211,192)
Global REIT	386,794	556,853	—	(5,754,995)	—	(4,811,348)
International Developed Real Estate	5,572,282	—	(70,121,218)	(41,347,925)	—	(105,896,861)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims, the timing and recognition of partnership income, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Cohen & Steers REIT	$—	$96,413,332	$—	$96,413,332
Core U.S. REIT	819,000	1,850,515	—	2,669,515
Europe Developed Real Estate	1,813,353	616,993	495,537	2,925,883
International Developed Real Estate	53,410,043	9,938,969	6,772,206	70,121,218

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2017, the iShares Cohen & Steers REIT ETF utilized $27,686,543 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Developed Real Estate ETF intends to file claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF,

iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and

iShares International Developed Real Estate ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$3,812,168
Core U.S. REIT	82,367
Europe Developed Real Estate	1,857,634
Global REIT	1,893,898
International Developed Real Estate	9,616,565

For the fiscal year ended April 30, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Europe Developed Real Estate	$2,119,710	$199,598
International Developed Real Estate	22,198,539	1,870,814

The iShares Global REIT ETF hereby designates $308,465 as 20% rate long-term capital gain dividends for the fiscal year ended April 30, 2017.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT	$3.895352	$—	$—	$3.895352	100%	—%	—%	100%
Core U.S. REIT	1.888403	—	—	1.888403	100	—	—	100
Europe Developed Real Estate	0.902758	—	—	0.902758	100	—	—	100
Global REIT	1.290371	0.033712	—	1.324083	97	3	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cohen & Steers REIT ETF Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	505	38.26%
At NAV	232	17.58
Less than 0.0% and Greater than –0.5%	583	44.16

	1,320	100.00%

iShares Core U.S. REIT ETF Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	524	39.70%
At NAV	135	10.23
Less than 0.0% and Greater than –0.5%	661	50.07

	1,320	100.00%

iShares Europe Developed Real Estate ETF Period Covered: January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.23%
Greater than 2.0% and Less than 2.5%	4	0.30
Greater than 1.5% and Less than 2.0%	14	1.06
Greater than 1.0% and Less than 1.5%	57	4.32
Greater than 0.5% and Less than 1.0%	209	15.83
Greater than 0.0% and Less than 0.5%	566	42.88
At NAV	16	1.21
Less than 0.0% and Greater than –0.5%	367	27.80
Less than –0.5% and Greater than –1.0%	73	5.53
Less than –1.0% and Greater than –1.5%	7	0.53
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,320	100.00%

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Global REIT ETF Period Covered: July 8, 2014 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	0.72%
Greater than 0.5% and Less than 1.0%	206	29.86
Greater than 0.0% and Less than 0.5%	445	64.50
At NAV	7	1.01
Less than 0.0% and Greater than –0.5%	27	3.91

	690	100.00%

iShares International Developed Real Estate ETF Period Covered:
January 1, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	8	0.61
Greater than 1.0% and Less than 1.5%	43	3.26
Greater than 0.5% and Less than 1.0%	267	20.23
Greater than 0.0% and Less than 0.5%	542	41.05
At NAV	13	0.98
Less than 0.0% and Greater than –0.5%	332	25.15
Less than –0.5% and Greater than –1.0%	84	6.36
Less than –1.0% and Greater than –1.5%	22	1.67
Less than –1.5% and Greater than –2.0%	6	0.45
Less than –2.0% and Greater than –2.5%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	63

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0417

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2017, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-two series of the Registrant for which the fiscal year-end is April 30, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $423,600 for the fiscal year ended April 30, 2016 and $415,400 for the fiscal year ended April 30, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2016 and April 30, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $120,992 for the fiscal year ended April 30, 2016 and $120,992 for the fiscal year ended April 30, 2017.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2016 and April 30, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $120,992 for the fiscal year ended April 30, 2016 and $120,992 for the fiscal year ended April 30, 2017. The aggregate non-audit fees for the fiscal year ended April 30, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended April 30, 2016 as this report excludes non-audit fees for services that were rendered to the Registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the Registrant but that were not related to the Registrant.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2017

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 29, 2017